Exhibit 10.2

TRADEMARK RIGHTS AGREEMENT

AMONG

DOLE FOOD COMPANY, INC.,

DOLE PACKAGED FOODS, LLC,

AND DOLE ASIA HOLDINGS PTE. LTD.

THIS TRADEMARK RIGHTS AGREEMENT (“Agreement”) is made and entered into as of April 1, 2013, by and among DOLE FOOD COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at One Dole Drive, Westlake Village, California 91362 U.S.A. (“DOLE”), and DOLE PACKAGED FOODS, LLC, a California limited liability company (“DPF”), with its principal place of business at One Dole Drive, Westlake Village, California 91362 U.S.A and DOLE ASIA HOLDINGS PTE. LTD., a company organized and existing under the laws of Singapore with its principal place of business at Marina Bay Financial Centre Tower 2, 10 Marina Boulevard, Singapore 018983 (“DAL” and, together with DPF, the “DAL Parties”).

AGREEMENT BACKGROUND

A. DOLE is an internationally famous producer and marketer of high-quality products, including fresh fruit, fresh vegetables and packaged products.

B. DOLE holds all right, title and interest in and to certain intellectual property rights and trademarks used in connection with the manufacture, marketing, packaging, quality control and sale of such products.

C. The DOLE trademarks and intellectual property rights have become associated with DOLE’s use and sale of high quality products and with DOLE’s policy of distributing products that conform to DOLE’s strict standards.

D. DOLE and ITOCHU Corporation (“ITOCHU”) have entered into an Acquisition Agreement dated as of September 17, 2012 (the “Acquisition Agreement”) pursuant to which DOLE agreed to sell to ITOCHU, and ITOCHU agreed to purchase, Dole’s Asia Fresh (“Asia Fresh”) and Worldwide Packaged Foods (“Packaged Foods”) businesses, including all related assets, liabilities, rights and obligations (collectively, the “Business”), and to enter into a series of other agreements at the Closing (as defined in the Acquisition Agreement).

E. Between the signing of the Acquisition Agreement and the Closing, DOLE, pursuant to those certain Intercompany Agreements, as defined and contemplated under the Acquisition Agreement (the “Intercompany Agreements”), (i) transferred to DAL the businesses, assets, liabilities, rights and obligations of the Business in relation to all areas other than the United States, and transferred to DPF the business, assets, liabilities, rights and obligations of the Business in relation to the United States, and (ii) pursuant to those certain trademark assignments (each being one of the Intercompany Agreements) dated November 5, 2012 and March 27, 2013 (collectively, the “Assigned Trademark Assignments”) transferred certain trademark rights of DOLE relating to the Business to DAL (in the case of trademarks outside of the United States) and DPF (in the case of trademarks in the United States), and at the Closing ITOCHU is acquiring, directly or indirectly, the entire equity ownership interest in DAL and DPF, with the effect that, following the Closing, DAL and DPF will each become a direct or indirect wholly-owned subsidiary of ITOCHU that together will own, operate, develop and expand the Business.

F. As a result of the transactions contemplated by the Acquisition Agreement, DOLE retains ownership of all trademarks, trade names and trade dress rights worldwide that were historically owned by DOLE, except for the trademarks for Fresh Products (as defined below) in Asia Plus Australia/New Zealand and for Packaged Products (as defined below) assigned to DAL or DPF as described below in this Recital F, and the parties have agreed to implement the following arrangements with respect to the use of their respective trademarks:

1. DAL (in the case of trademarks outside the United States) or DPF (in the case of trademarks in the United States) owns, pursuant to the terms and conditions of the Assigned Trademark Assignments, the trademarks for the following products (“Packaged Products”): (A) shelf-stable and processed (i.e., which alters the original state or nature of the relevant product) fruits, vegetables, seeds, grains and nuts, excluding chocolate, coffee and processed mushrooms and mushroom powder (other than, for the avoidance of doubt, any such cut, sliced and diced produce defined as Fresh Products), (B) pineapple and pineapple-based juices, (C) dairy products (excluding beverages), (D) frozen fruits, vegetables, seeds, grains and nuts, excluding chocolate and coffee, and (E) products which combine elements of one or more of the foregoing, which trademarks are subject to the following:

(a) DOLE is granted, pursuant to the terms and conditions set forth in this Agreement, a non-exclusive license for trademarks owned by DAL or DPF, as described in Recital E above (collectively, the “DAL or DPF Packaged Products Trademarks”), for those Packaged Products currently produced, sold, distributed or purchased by other DOLE divisions/affiliates (“DFC Packaged Business”), subject to the Business Migration provisions of Section 2.7;

(b) Where DOLE wishes to use the DAL or DPF Packaged Products Trademarks on Packaged Products other than in connection with the DFC Packaged Business, the parties intend, as set forth below, that it may do so only through DAL or DPF, as applicable, pursuant to a good faith arrangement on commercially reasonable terms as may be agreed upon by them; and

(c) DAL or DPF shall have the right to grant licenses or sublicenses under the respective trademarks for Packaged Products owned by or licensed to them, excluding to Chiquita Brands International, Inc., Fresh Del Monte Produce Inc., Sumitomo Corporation, Fyffes plc, or their affiliated companies, or any other direct competitor of DOLE in the fresh/non-processed fruits, vegetables, seeds, grains and nuts business (“DOLE Competitors”), subject to compliance with the Brand Equity Principles and to licensees and sublicensees, as the case may be, agreeing in writing to be bound by the applicable provisions of this Agreement.

2. DAL owns, pursuant to the terms and conditions of the Assigned Trademark Assignments, the trademarks for the following products (“Fresh Products”) in Asia Plus Australia/New Zealand (as defined below): cut, sliced, diced and whole fresh/non-processed (other than standard washing and related minimal processing that is customary for perishable items offered for human consumption) fruits, vegetables, seeds, grains and nuts (excluding chocolate and coffee, but, for the avoidance of doubt, including packaged or bagged salads), which trademarks are subject to the following:

(a) DOLE is granted, pursuant to the terms and conditions set forth in this Agreement, a non-exclusive license for trademarks owned by DAL for Fresh Products, as described in Recital E above (the “DAL Fresh Products Trademarks”) for those Asian countries in which DOLE divisions/affiliates currently produce, sell, distribute or purchase Fresh Products (“DFC Asia Business”), subject to the Business Migration provisions of Section 2.7;

(b) Where DOLE wishes to use the DAL Fresh Products Trademarks on Fresh Products in Asia Plus Australia/New Zealand other than in connection with the DFC Asia Business, the parties intend, as set forth below, that it may do so only through DAL pursuant to a good faith arrangement on commercially reasonable terms as may be agreed upon by them; and

(c) DAL shall have the right to grant licenses to the DAL Fresh Products Trademarks in Asia Plus Australia/New Zealand, excluding to DOLE Competitors, subject to compliance with the Brand Equity Principles and to the licensees and sublicensees agreeing in writing to be bound by the applicable provisions of this Agreement.

3. DAL (in the case of Fresh Products outside of the United States) or DPF (in the case of Fresh Products inside the United States) is granted, pursuant to the terms and conditions set forth in this Agreement, a non-exclusive license for DOLE trademarks for those countries outside of Asia Plus Australia/New Zealand where Asia Fresh currently produces, sells, distributes or purchases Fresh Products (“Asia Fresh Non-Asia Business”), subject to the Business Migration provisions of Section 2.7 that are applicable to the Asia Fresh Non-Asia Business (other than in the United Arab Emirates).

4. DAL is granted, pursuant to the terms and conditions set forth in this Agreement, a non-exclusive license for DOLE trademarks in the United Arab Emirates for Fresh Products.

5. DAL (in the case of Fresh Products outside of the United States) or DPF (in the case of Fresh Products inside the United States) is granted, pursuant to the terms and conditions set forth in this Agreement, a non-exclusive license for DOLE trademarks on the following products

(“Non-Exclusive Licensed Packaged Products”): shelf-stable and non-processed seeds, grains, nuts (excluding coffee, but for the avoidance of doubt, including chocolate) (but in each case only as a component of Packaged Products, except for non-processed chia and chia seeds, which may be sold as stand-alone products), cosmetics (with a fruit/vegetable ingredient) and promotional clothing apparel (e.g., t-shirts) bearing such trademarks.

6. Where a DAL Party wishes to use the trademarks on any product that is not currently subsumed within the definition of Fresh Products in Asia Plus Australia/New Zealand or Packaged Products, the DAL Party will request DOLE to review and provide its written consent to such request based on appropriate supporting documentation.

7. DOLE retains exclusive ownership of any trademarks historically owned by DOLE that cover (either in a single class or multiple classes) products in both of the following categories (the “Overlapping Trademarks”): (i) Fresh Products in Asia Plus Australia/New Zealand or Packaged Products, and (ii) (a) Fresh Products outside of Asia Plus Australia/New Zealand; or (b) Non-Exclusive Licensed Packaged Products; or (c) any other products that are not subsumed within the definition of Fresh Products in Asia Plus Australia/New Zealand or Packaged Products (examples of which include, but are not limited to, (w) for trademarks outside of Asia Plus Australia/New Zealand , perishable cut vegetable products, cut fruits or packaged or bagged fruits, vegetables and/or salads in Trademark Class 29, (x) dry powdered mixes, coffee and coffee beans, tea, cocoa, chocolate, cake mixes and bread in Trademark Class 30, (y) fresh flowers, cut flowers, and live plants in Trademark Class 31 and (z) water, syrups, and non-alcoholic beverages in Trademark Class 32); provided that the parties agree as follows with respect to the Overlapping Trademarks:

(a) DAL is granted, pursuant to the terms and conditions set forth in this Agreement, an exclusive license for Overlapping Trademarks for Fresh Products in Asia Plus Australia/New Zealand and DAL (in countries other than the United States) or DFP (in the United States) is granted, pursuant to the terms and conditions set forth in this Agreement, an exclusive license for Overlapping Trademarks for Packaged Products;

(b) As further set forth hereunder, DOLE will file in the applicable jurisdiction an application for a new registration for each Overlapping Trademark with a product scope coverage that covers only the Fresh Products in Asia Plus Australia/New Zealand or Packaged Products covered by such Overlapping Trademark, and will assign each such new application (and any registration issuing thereon) to DAL (in the case of applications filed outside the United States) or DPF (in the case of applications filed in the United States); and

(c) DOLE will, as set forth below, file such new applications in such countries and order of priority as the DAL Parties may request; and

(d) DAL and DPF each shall have the right, as set forth below, to sublicense the license granted to it under the Overlapping Trademarks that is described in clause (a) above, except to DOLE Competitors, subject to compliance with the Brand Equity Principles and to sublicensees agreeing in writing to be bound by the applicable provisions of this Agreement.

8. All assignments and exclusive licenses described above are subject to the rights of any third-party licensees existing as of the Closing and any Third Party Rights existing as of the Closing.

G. The parties have agreed to implement the arrangements described in Recital F and to comply with certain quality control and other obligations with respect to the use and protection of trademarks owned by or licensed to them pursuant to the following terms and conditions.

In consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution hereof, the parties agree as follows.

1.	OWNERSHIP AND PROTECTION OF TRADEMARKS.

1.1 Ownership. The DAL Parties acknowledge that DOLE is the exclusive owner of the Retained Trademarks and the Overlapping Trademarks (and all other trademarks historically owned by DOLE that cover products other than Fresh Products in Asia Plus Australia/New Zealand and Packaged Products) the Retained Ancillary IP Rights and all trade names and trade dress rights historically owned by DOLE other than those included in the Assigned Trademarks or the Assigned Ancillary IP Rights and that all of the DAL Parties’ uses of the Retained Trademarks, the Overlapping Trademarks and the Retained Ancillary IP Rights pursuant to the licenses granted hereunder shall inure to the exclusive benefit of DOLE. The DAL Parties shall place appropriate notices, including notice of copyright, reflecting ownership of Retained Ancillary IP Rights by DOLE, on all packaging, sleeves, containers, labels and advertising and promotional materials. DOLE acknowledges that DAL or DPF, as the case may be, is the exclusive owner of the Assigned Trademarks and the Assigned Ancillary IP Rights and that all of Dole’s uses of the Assigned Trademarks and the Assigned Ancillary IP Rights pursuant to the licenses granted hereunder shall inure to the exclusive benefit of DAL or DPF, as applicable. DOLE shall place appropriate notices, including notice of copyright, reflecting ownership of the Assigned Ancillary IP Rights by DAL or DPF, as applicable, on all packaging, sleeves, containers, labels and advertising and promotional materials.

1.2 Registration; Supplemental Applications.

(a) The DAL Parties shall cooperate fully and in good faith with DOLE for the purpose of securing and preserving DOLE’s rights in and to the Retained Trademarks, the Overlapping Trademarks and Retained Ancillary IP Rights, including, without limitation, in the execution, submission and prosecution of any trademark, service mark or copyright applications and similar applications for registration which DOLE may desire to submit at any time and from time to time. DOLE shall cooperate fully and in good faith with the DAL Parties for the purpose of securing and preserving the DAL Parties’ respective rights in and to the Assigned Trademarks and Assigned Ancillary IP Rights, including, without limitation, in the execution, submission and prosecution of any trademark, service mark or copyright applications and similar applications for registration which a DAL Party may desire to submit at any time and from time to time. No party shall directly or indirectly submit in any jurisdiction any application to register a trademark for any new products or classes of products that are not covered by existing trademark registrations in such jurisdiction that are owned by such party except in compliance with the applicable provisions of Sections 2.4 and 2.6.

(b) DOLE agrees, with respect to each Overlapping Trademark and at the DAL Parties’ sole cost and expense, to file in the applicable jurisdiction promptly after the execution of this Agreement an application for a new registration that covers only the Fresh Products in Asia Plus Australia/New Zealand or Packaged Products that are covered by such Overlapping Trademark (each, a “Supplemental Application”), using local counsel and with such coverage as determined in consultation between the parties consistent with the terms of this Agreement. Promptly upon filing each Supplemental Application, DOLE will assign, at the DAL Parties’ sole cost and expense, such Supplemental Application (and any registration issuing thereon) to DAL, in the case of a Supplemental Application filed outside the United States, or to DPF, in the case of a Supplemental Application filed in the United States. DOLE will file the Supplemental Applications in such countries and in such order of priority as the DAL Parties may request. Further, DOLE agrees that it shall provide the DAL Parties, at the DAL Parties’ sole cost and expense, with any assistance requested by a DAL Party as may be reasonably required to successfully prosecute any and all Supplemental Applications until such time as they mature into registrations. Such assistance shall include, without limitation, assistance in responding to and overcoming office actions, responding to and overcoming the citation of an Overlapping or Retained Trademark, or other trademark registered and owned by DOLE or an Affiliate of DOLE, including, at the option and sole discretion of a DAL Party, by executing an appropriate consent or coexistence agreement or by having the Supplemental Application reassigned to DOLE until such time as it matures into a registration (at which time DOLE shall assign the registration to the DAL Party). At the request and sole expense of a DAL Party, DOLE shall, to the extent permitted by applicable law, amend any registration for an Overlapping Trademark so as to delete from such registration those goods covered by a Supplemental Application that has matured into a registration; provided that DOLE shall have no obligation to amend any such registration unless such DAL Party provides DOLE with a written opinion from a recognized outside trademark counsel reasonably satisfactory to DOLE to the effect that the amendment to such registration will not impair or derogate from any rights of DOLE with respect to the other goods covered by such registration. For the avoidance of doubt, DOLE agrees and acknowledges that the issuance of a registration pursuant to any Supplemental Application shall not limit or otherwise derogate from any license rights granted to a DAL Party pursuant to this Agreement.

1.3 Prohibited Acts

No party shall, directly or indirectly:

(a) claim ownership of the trademarks, trade names or trade dress rights owned by the other party or parties as provided in Section 1.1;

(b) use the trademarks, trade names or trade dress rights owned by the other party or parties in such a way intentionally to give the impression that they are owned by such party;

(c) use the trademarks, trade names or trade dress rights owned by the other party or parties or any confusingly similar trademark or other confusingly similar intellectual or industrial property in any manner not expressly authorized by the other party or parties;

(d) engage in any activity that may contest, dispute, dilute or otherwise impair the right, title, or interest of the other party or parties in the trademarks owned by the other party or parties, including, without limitation, any action to prevent or cancel any registration of such trademarks;

(e) use the trademarks or trade dress rights owned by the other party or parties in any manner that is not necessary or beneficial for the production, marketing, promotion, advertisement or distribution of the products with which such party is authorized to use such trademarks or trade dress rights or use the trade names owned by the other party or parties in any manner that is not necessary or beneficial for the business of such party with which such party is authorized to use such trade names; or

(f) use any Trademarks in any manner that is in conflict with or violates any exclusive rights in such Trademarks granted to the other party or parties.

1.4 Misuse; Renewal and Maintenance Costs. The DAL Parties shall cooperate fully and promptly with DOLE in the protection of DOLE’s rights to the Retained Trademarks, the Overlapping Trademarks and the Retained Ancillary IP Rights, as DOLE may request from time to time. DOLE shall cooperate fully and promptly with DAL in the protection of DAL’s rights to the Assigned Trademarks and the Assigned Ancillary IP Rights, as well as the Supplemental Applications and registrations resulting therefrom as contemplated in Section 1.2(b), as DAL may request from time to time. The applicable DAL Party shall be responsible for monitoring any infringement or other misuse of the Overlapping Trademarks involving Fresh Products in Asia Plus Australia/New Zealand or Packaged Products anywhere in the world, and for reporting material infringements or misuse to DOLE, and DOLE shall be responsible for monitoring any infringement or other misuse of the Overlapping Trademarks involving any other products, and for reporting material infringements or misuse to the DAL Parties. In addition, the DAL Parties shall be responsible for all costs associated with policing the use of the Overlapping Trademarks with respect to Fresh Products in Asia Plus Australia/New Zealand and Packaged Products worldwide, and DOLE shall be responsible for all costs associated with policing the use of the Overlapping Trademarks with respect to products other than Fresh Products in Asia Plus Australia/New Zealand and Packaged Products worldwide. Each party will take appropriate action (including legal action), at its cost, to abate any material infringement of the Overlapping Trademarks, the monitoring of any infringement or misuse of which is the responsibility of such party under this Section 1.4. In addition, DOLE, at its sole cost and expense, shall renew and maintain the Overlapping Trademarks (and prosecute any pending applications included therein). Notwithstanding anything to the contrary, the parties agree that in the event a DAL Party becomes aware of any unauthorized use by a third party of any trademark that is the subject of an exclusive license granted to a DAL Party hereunder, the DAL Party shall have the right, at its sole option and discretion and at its sole cost, to bring a claim against such third party, or otherwise take any other legal action at its disposal against such third party to stop such unauthorized use or otherwise protect its rights hereunder, and any damages collected in such action shall be for the account of the DAL Party. In connection with any action commenced under this Section, to the extent that the parties do not both agree to proceed jointly in any such action, the party not bringing the action shall cooperate fully with the party bringing the action, at the latter party’s reasonable expense.

1.5 Protection of Scope of DOLE Trademark, Trade Name and Trade Dress Rights. The DAL Parties agree and acknowledge that it is the intent of the parties that no trademarks historically owned by DOLE other than trademarks covering exclusively Fresh Products in Asia Plus Australia/New Zealand and/or Packaged Products worldwide and no trade names and trade dress rights other than those exclusively relating to Fresh Products in Asia Plus Australia/New Zealand and/or Packaged Products worldwide are intended to have been assigned ( to, or be owned by either DAL Party and that all other such trademarks and any new trademarks covering any other types of products are intended to be reserved for the exclusive benefit of DOLE in all jurisdictions throughout the world. The DAL Parties will fully cooperate, by assigning rights and taking such other action as DOLE may request, to ensure that DOLE exclusively owns all trademarks based on or derived from trademarks historically owned by DOLE that cover products other than Fresh Products in Asia Plus Australia/New Zealand and/or Packaged Products. For the avoidance of doubt, DOLE agrees and acknowledges that the foregoing provisions are not intended to limit or otherwise derogate from the DAL Parties’ rights in and to the Overlapping Trademarks or any Supplemental Applications or resulting registrations, as set forth in this Agreement, or to limit or restrict the right of any DAL Party to use any trademark that is not the same as or confusingly similar to any trademark owned by DOLE in connection with any product or service whatsoever.

1.6 Associated Marks. Notwithstanding any provision contained herein to the contrary, any Assigned Trademark that is associated, as indicated by the records of the trademark office or other government body where such Assigned Trademark is registered or is the subject of a pending application (or in such other manner as may cause trademarks to be associated under applicable law), with any Retained Trademark or any Overlapping Trademark shall not be assigned to the applicable DAL Party, but shall be retained by DOLE and will be deemed to be an Overlapping Trademark that is licensed to the applicable DAL Party exclusively for Fresh Products in Asia Plus Australia/New Zealand or Packaged Products worldwide.

2.	GRANT OF LICENSE RIGHTS

2.1 Rights Granted to DAL Parties.

(a) Exclusive Rights. Subject to the terms and conditions contained herein, DOLE hereby grants to DAL, in the case of Overlapping Trademarks or Retained Ancillary IP Rights outside of the United States, or DPF, in the case of Overlapping Trademarks or Retained

Ancillary IP Rights in the United States, and each such DAL Party hereby accepts, an exclusive, perpetual, irrevocable, non-assignable (except as provided in Section 17), fully paid-up, royalty-free license for the exclusive use of the Overlapping Trademarks and Retained Ancillary IP Rights in the Business and the production, sale, distribution, marketing and promotion of the Licensed Fresh Products and Licensed Packaged Products in the Territory. Notwithstanding the foregoing, this license is subject to the right of use of DOLE (and its Affiliates) in the production, sale, distribution, marketing and promotion of Fresh Products in the DFC Asia Business and Packaged Products in the DFC Packaged Business, if and until the DFC Asia Business and the DFC Packaged Business is migrated as provided in Section 2.7, and the rights of third-party licensees and third party suppliers, customers, distributors and business partners who have been authorized to use the Overlapping Trademarks and/or Retained Ancillary IP Rights in the ordinary course of business with DOLE or its Affiliates (collectively, “Third Party Rights”), in each case, existing as of the Closing. For the avoidance of doubt, DAL will have the right to use the Overlapping Trademarks on Licensed Fresh Products in Asia Plus Australia/New Zealand and DPF will have the right to use the Overlapping Trademarks on Licensed Packaged Products worldwide currently produced, sold or distributed by the Business, and the applicable DAL Party will also have the right to use the Overlapping Trademarks on any new Licensed Fresh Products and Licensed Packaged Products that may hereafter be produced, sold or distributed by such DAL Party, subject to Section 2.4 and Section 2.6.

(b) Non-Exclusive Rights. Subject to the terms and conditions contained herein, DOLE hereby grants to DAL, in the case of Retained Trademarks and Retained Ancillary IP Rights outside of the United States, or DPF, in the case of Retained Trademarks or Retained Ancillary IP Rights in the United States, and such DAL Party hereby accepts, a perpetual, irrevocable, non-assignable (except as provided in Section 17), fully paid-up, royalty-free license for the non-exclusive use of the Retained Trademarks and the Retained Ancillary IP Rights (i) in the production, sale, distribution, marketing and promotion of the Non-Exclusive Licensed Packaged Products in the Territory; provided that the license granted in this clause (i), to the extent it relates to apparel in the United States, Canada and Mexico, shall not become effective until January 1, 2014; (ii) in the production, sale, distribution, marketing and promotion of Licensed Fresh Products in the United Arab Emirates; and (iii) in the production, sale, distribution, marketing and promotion of those Licensed Fresh Products currently produced, sold, distributed or purchased in those countries (other than the United Arab Emirates) in which the Asia Fresh Non-Asia Business currently produces, sells, distributes or purchases such Licensed Fresh Products, such license being granted solely in such countries, if and until the Asia Fresh Non-Asia Business is migrated as provided in Section 2.7. This license is subject at all times to the right of use of DOLE, its Affiliates and Third Party Rights (whether currently existing or granted by DOLE or its Affiliates in the future) and DOLE, its Affiliates and authorized third parties may freely use the Retained Trademarks and the Retained Ancillary IP Rights in the production, sale, distribution, marketing and promotion of Fresh Products in the United Arab Emirates or elsewhere outside of Asia Plus Australia/New Zealand or the Non-Exclusive Licensed Packaged Products anywhere in the world; provided, however, that, to the extent a Non-Exclusive Licensed Packaged Product is subsumed within the definition of a Licensed Fresh Product, then DOLE and its Affiliates may use the Retained Trademarks and the Retained Ancillary IP Rights in connection with such Non-Exclusive Licensed Packaged Products in Asia Plus Australia/New Zealand only in the DFC Asia Business.

(c) Third Party Rights. In addition to the Third Party Rights described in Section 2.1(a) above, the DAL Parties acknowledge that its rights hereunder (including rights in the Assigned Trademarks, the Supplemental Applications and Assigned Ancillary IP Rights), are subject to that certain Trademark Security Agreement dated as of May 19, 1995 (the “Security Agreement”) between DOLE and Duo Juice Company (“Duo”). In accordance with Section 3.4 (ii) of the Security Agreement, DAL will provide a written statement to Duo (in the form attached hereto as Exhibit I) following the Closing to the effect that (i) in the case of any Assigned Trademark or Supplemental Application that is a “Licensed Trademark” (as defined under the Trademark License Agreement dated May 19, 1995, as amended (the “Duo License”), between DOLE, Tropicana Products, Inc., Duo and Duo Juice Company BV), the DAL Party that owns such Assigned Trademark or Supplemental Application (the “Applicable DAL Party”) assumes the Duo License to the extent it applies to such Assigned Trademark or Supplemental Application, and (ii) the Applicable DAL Party assumes the Security Agreement to the extent it applies to such Assigned Trademark or Supplemental Application, and (iii) the Duo License and the Security Agreement are valid, binding and enforceable in accordance with their respective terms against DAL to the extent the Duo License and the Security Agreement each applies to such Assigned Trademark or Supplemental Application.

2.2 Non-Exclusive License to DOLE to Use Assigned Trademarks and Assigned Ancillary IP Rights on Certain Products. Subject to the terms and conditions contained herein, the DAL Party that owns the relevant Assigned Trademark or Assigned Ancillary IP Rights hereby grants to DOLE and its Affiliates, and DOLE hereby accepts on behalf of itself and its Affiliates, a perpetual, irrevocable, non-assignable (except as provided in Section 17), fully paid-up, royalty-free license for the non-exclusive use of the Assigned Trademarks and the Assigned Ancillary IP Rights in the production, sale, distribution, marketing and promotion of Fresh Products in the DFC Asia Business and Packaged Products in the DFC Packaged Business, if and until the DFC Asia Business and the DFC Packaged Business is migrated as provided in Section 2.7. Where DOLE wishes to use the Assigned Trademarks and/or Assigned Ancillary IP Rights on (i) Fresh Products in countries in Asia Plus Australia/New Zealand other than in connection with the DFC Asia Business, or (ii) Packaged Products other than in connection with the DFC Packaged Business, it may do so only through the applicable DAL Party pursuant to a good faith arrangement on commercially reasonable terms as may be agreed upon by the parties.

2.3 Rights Not Granted. All rights other than those expressly granted to the DAL Parties are reserved to DOLE. All rights other than those expressly granted to DOLE are reserved to the DAL Parties. This Agreement is not a grant by DOLE to the DAL Parties of any right to use any variation of the Retained Trademarks, Overlapping Trademarks or the Retained Ancillary IP Rights that now exist or hereafter are developed by DOLE, either DAL Party or any other person. This Agreement is not a grant by either DAL Party to DOLE of any right to use any variation of the Assigned Trademarks or the Assigned Ancillary IP Rights that now exist or hereafter are developed by either DAL Party or any other person.

2.4 New Products.

(a) Each DAL Party is free to use the Assigned Trademarks owned by such DAL Party or the Retained Trademarks or Overlapping Trademarks licensed to such DAL Party (in each case, within the scope of the applicable license grant) on any product that is subsumed in the definition of Packaged Products or Non-Exclusive Licensed Packaged Products or Fresh Products in Asia Plus Australia/New Zealand or as otherwise set forth in Section 2.1(b) above, subject to Section 2.6. Dole is free to use the Assigned Trademarks (within the scope of the applicable license grant) or Retained Trademarks or Overlapping Trademarks on any product that is subsumed in the definition of Non-Exclusive Licensed Packaged Products, any product outside of Asia Plus Australia/New Zealand that is subsumed in the definition of Fresh Products or any other product that is not a Fresh Product in Asia Plus Australia/New Zealand or a Packaged Product, subject to Section 2.6.

(b) In the event either DAL Party wishes to use the Assigned Trademarks or Overlapping Trademarks on any fresh produce product in Asia Plus Australia/New Zealand that is not currently subsumed within the definition of Fresh Products (in the case of DAL) or any packaged products that are not currently subsumed within the definition of Packaged Products (in the case of DAL or DFP), such DAL Party will request DOLE to review and provide written consent to such request based on appropriate supporting documentation. DOLE will review such DAL Party’s request pursuant to this Section 2.4(b) and solely determine if such DAL Party will be authorized to use the Assigned Trademarks or Overlapping Trademarks in accordance with such DAL Party’s request.

(c) In the event DOLE wishes to use the Assigned Trademarks or Overlapping Trademarks on any product that is currently subsumed within the definition of Packaged Products, or, except for the exercise of DOLE’s non-exclusive license rights in the DFC Asia Business, to use the Assigned Trademarks or Overlapping Trademarks in Asia Plus Australia/New Zealand on any product that is subsumed within the definition of Fresh Products, DOLE will request the DAL Parties to review and provide written consent to such request based on appropriate supporting documentation. The DAL Parties will review DOLE’s request pursuant to this Section 2.4(c) and solely determine if DOLE will be licensed to use the Assigned Trademarks or Overlapping Trademarks in accordance with its request.

(d) In the event DOLE intends to use in Asia Plus Australia/New Zealand any Retained Trademark or Overlapping Trademark on any new product (other than Fresh Products or Packaged Products) on which DOLE is not currently using such Retained Trademark or Overlapping Trademark in Asia Plus Australia/New Zealand, DOLE will provide DAL with prior written notice thereof and offer to DAL the right of first refusal to be DOLE’s distributor in Asia Plus Australia/New Zealand with respect to such new product. If DAL does not provide written notice to DOLE that DAL desires to serve as DOLE’s distributor in Asia Plus Australia/New Zealand with respect to such new product within thirty (30) days after DOLE provides such notice to DAL, DOLE shall be free to proceed with the sale and distribution of such new product without any participation by DAL as a distributor. If, within thirty (30) days after DOLE provides such notice to DAL, DAL provides written notice to DOLE that DAL desires to serve as DOLE’s distributor in Asia Plus Australia/New Zealand with respect to such new product, DOLE and DAL shall negotiate in good faith commercially reasonable terms by which DAL would be DOLE’s distributor for such new product in Asia Plus Australia/New Zealand. If DOLE and DAL have not reached agreement on the terms of such distribution arrangement within forty-five (45) days after DOLE’s receipt of written notice from DAL that DAL desires to serve as DOLE’s distributor in Asia Plus

Australia/New, DOLE shall be free to proceed with the sale and distribution of such new product without any participation by DAL as a distributor; provided that, DOLE shall not agree to terms with another distributor in Asia Plus Australia/New Zealand with respect to such new product without providing DAL with written notice of such terms and offering an opportunity to DAL to accept a distributorship agreement with DOLE with respect to such new product on such terms.

2.5 Non-Exclusive Licensed Packaged Products and Licensed New Products. The DAL Parties’ respective rights with respect to Non-Exclusive Licensed Packaged Products and Licensed New Products will be non-exclusive. In addition, DOLE may not have existing trademark registrations in certain jurisdictions for use of the Retained Trademarks with respect to Non-Exclusive Licensed Packaged Products and/or the Licensed New Products. In that event, the applicable DAL Party will either, (i) obtain trademark registrations (in DOLE’s name) covering the use of the Retained Trademarks with respect to the Non-Exclusive Licensed Packaged Products and/or the Licensed New Products in the relevant countries, or (ii) obtain an opinion from a recognized outside trademark counsel (with a copy to DOLE) to the effect that such DAL Party’s use of the Retained Trademarks with respect to the Non-Exclusive Licensed Packaged Products and/or the Licensed New Products will not infringe any third party rights in the relevant countries; and, in either case, such DAL Party, at its sole cost, shall defend DOLE and its Affiliates against any claim of infringement or other violation of third party rights that is asserted against DOLE or any of its Affiliates in connection with or as a result of any such use by such DAL Party. Notwithstanding the foregoing, if the applicable DAL Party does not comply with the conditions set forth in clauses (i) or (ii) above, such DAL Party shall have the right, at its sole option and discretion, to use the Retained Trademarks as aforesaid; provided, however, that in such case such DAL Party, at its sole cost, shall defend and indemnify DOLE and its Affiliates against any claim of infringement or other violation of third party rights that is asserted against DOLE or any of its Affiliates in connection with or as a result of such use by such DAL Party and against any damages or other losses resulting from such claim or other violation; and further provided that such indemnification obligation (but not such defense obligation) shall cease if and when such DAL Party complies with the conditions set forth in clauses (i) or (ii).

2.6. Brand Equity Principles. With respect to its use of the Trademarks (including Trademarks owned by such party) in connection with any products, each party will have the right to unilaterally undertake the following, but only to the extent that such actions and all products conform to the Brand Equity Principles (to the extent applicable to the products with which the Trademarks are used): (a) develop new products that are subsumed within the definition of Fresh Products in Asia Plus Australia/New Zealand (in the case of DAL) and/or Packaged Products (in the case of DAL or DPF, as applicable); (b) modify products on which Trademarks owned by or licensed to such party are used by such party; (c) market, promote and advertise products on which Trademarks owned by or licensed to such party are used by such party; (d) establish and maintain inventory of products on which Trademarks owned by or licensed to such party are used by such party; (e) approve co-packing arrangements relating to products on which Trademarks owned by or licensed to such party are used by such party as long as the co-packer has the appropriate skill, experience and reputation to produce the highest quality product consistent with applicable law; and (f) maintain and protect the registration, in DOLE’s name, of the Retained Trademarks or Overlapping Trademarks used in connection with the New Products (including the payment of any applicable maintenance fees) and maintain and protect the registration, in the applicable DAL

Party’s name, of the Assigned Trademarks used in connection with the New Products (including the payment of any applicable maintenance fees). DOLE will consult with ITOCHU (and, if ITOCHU requests the participation of the DAL Parties in such consultations, the DAL Parties) prior to DOLE modifying the Brand Equity Principles and will consider the results of such consultation in finalizing any such modifications, with the understanding that any expansion of the Brand Equity Principles by such modifications shall be deemed to automatically amend Exhibit B hereto. However, DOLE shall not have the right to amend the Brand Equity Principles in a manner that operates to decrease the scope of the DAL Parties’ permitted usage as it exists on the date of this Agreement, or that otherwise restricts or derogates from the DAL Parties’ rights under this Agreement or the Assigned Trademark Assignments, without the consent of the DAL Parties. DOLE agrees that it will not in any event use in Asia Plus Australia/New Zealand any Retained Trademark or Overlapping Trademark in a manner that conflicts with the Brand Equity Principles as they exist on the date of this Agreement (except to the extent the Brand Equity Principles have been expanded after the date of this Agreement as permitted under this Agreement) unless the applicable DAL Party otherwise agrees following consultation with DOLE.

2.7 Business Migration. Exhibit C hereto sets forth a list of those countries outside Asia Plus Australia/New Zealand where Asia Fresh currently produces, sells, distributes or purchases Fresh Products as part of the Asia Fresh Non-Asia Business and sets forth a description of the Asia Fresh Non-Asia Business. Exhibit E hereto sets forth a list of those countries within Asia Plus Australia/New Zealand in which DOLE’s divisions/Affiliates other than Asia Fresh currently produce, sell, distribute or purchase Fresh Products as part of the DFC Asia Business and sets forth a description of the DFC Asia Business. Exhibit F hereto sets forth a list of those Packaged Products currently produced, sold, distributed or purchased by DOLE’s divisions or Affiliates as part of the DFC Packaged Business other than Packaged Foods anywhere in the world. Notwithstanding the non-exclusive license rights granted under this Agreement, in order to ensure that all related business is conducted through a single front and thereby improve efficiency and avoid marketplace confusion, DOLE, ITOCHU and the DAL Parties shall work together in good faith to have all DFC Asia Business and DFC Packaged Business migrated to and conducted by the applicable DAL Party, and all Asia Fresh Non-Asia Business (other than the production, sale, distribution, marketing and promotion of Fresh Products in the United Arab Emirates) migrated to and conducted by DOLE, as soon as reasonably practicable after the execution of this Agreement, provided that the parties shall endeavor to effectuate such migration in a manner that does not result in a reduction of revenue or otherwise adversely affect the migrated businesses; and provided further, that in no event shall DOLE or an Affiliate thereof or such DAL Party be required to violate any existing contract (the foregoing activities carried out by the parties are referred to herein as the “Business Migration”). The specific timing of, and the specific steps to be taken by each party to effectuate, the Business Migration shall be determined on a case by case basis in good faith discussions and consultation between the parties. In furtherance of the Business Migration, DOLE shall not in any event expand the volume or value of either the DFC Asia Business or the DFC Packaged Business beyond the levels subsisting as of the date of this Agreement, without first offering the applicable DAL Party the right of first refusal with respect to such expanded volume or value that such DAL Party shall have the right to exercise within thirty (30) days after receipt of written notice from DOLE with respect to such right of first refusal. In furtherance of the Business Migration, the applicable DAL Party shall not in any event expand the volume or value of the Asia Fresh Non-Asia Business (other than the production, sale, distribution, marketing and promotion of Fresh Products in the United Arab

Emirates) beyond the levels subsisting as of the date of this Agreement, without first offering DOLE the right of first refusal with respect to such expanded volume or value that DOLE shall have the right to exercise within thirty (30) days after receipt of written notice from such DAL Party with respect to such right of first refusal. In the event a party elects not to exercise the right of first refusal granted to it hereunder, the party offering such right of shall not offer to any third part substantially superior terms to those offered hereunder in connection with such right.

2.8 Recordation and Abandonment. Each party shall have the right, at any time and at its own cost and expense, to record, register, or otherwise notify this Agreement, or any licenses granted or otherwise contemplated hereunder, in appropriate governmental or regulatory offices anywhere in the world, and each party shall provide, without demanding further consideration, reasonable assistance to the other in effecting such recording, registering or notifying, including, without limitation, executing (or causing its subsidiaries to execute) all documents required to effect the same. Notwithstanding the foregoing, prior to recording, registering, or otherwise notifying this Agreement or such licenses, the party desiring to so record, register, or notify shall provide a copy of all materials to be filed for review, comment, and approval by the other party, such approval not unreasonably to be withheld or delayed. In the event that DOLE decides, for any reason, to abandon the registration of any trademark licensed under this Agreement to a DAL Party, and to cease using such trademark in the ordinary course of DOLE’s business, DOLE shall notify the applicable DAL Party accordingly in writing and, promptly upon the written request of such DAL Party, shall use reasonable efforts to promptly transfer to the applicable DAL Party, at no additional cost, all right, title and interest in and to such trademark and the good will associated therewith, following which all costs of maintaining such trademark shall be the sole responsibility of such DAL Party and DOLE shall retain a non-exclusive license to use such trademark to the same extent that DOLE was entitled to use such trademark prior to such transfer, it being understood that such license is being retained by DOLE primarily for defensive purposes.

3.	TERM OF AGREEMENT

Term. This Agreement shall commence as of the date specified in the preamble and shall continue indefinitely unless terminated by mutual agreement of the parties.

4.	USE OF COPACKERS; STANDARDS

Each party, at its option, may have the products with which Trademarks licensed to such party are used grown, manufactured and packed for such party pursuant to contract manufacturing agreements with reputable and qualified copackers and will require that such copackers comply with the applicable product quality and compliance requirements set forth in this Agreement. Each party will be responsible for supervising and controlling its copackers to ensure that all obligations under this Agreement are met and such party shall be liable for all acts and omissions of such copackers as though performed by such party itself. Each party warrants and represents as follows with respect to the Products with which it uses Trademarks owned by or licensed to it, its operations and facilities, and with respect to the operations and facilities of each of its approved copackers:

(a) That each will comply with all applicable national, federal, state, and local laws and regulations.

(b) That no pesticide, herbicide or other chemical product will be applied to such Products, to ingredients thereof, or to any acreage where such Products and/or ingredients have been grown, that have been banned by the United States or by the European Union.

(c) That such Products shall not be adulterated or misbranded within the meaning of applicable law.

(d) That all packaging and packaging components used in connection with such Products will comply with the requirements of applicable toxics in packaging laws.

Each party further represents and warrants that the Products with which it uses Trademarks owned by or licensed to it and any and all packaging used in conjunction with such Products, shall comply with the Brand Equity Principles and meet applicable quality control standards and shall be wholesome, merchantable and fit for human consumption. In addition, each party must have documented and reasonable food safety and food security policies and procedures in place.

5.	PRODUCT STANDARDS

5.1 DAL Samples. Upon DOLE’s request, a DAL Party shall submit, at its sole expense (including without limitation, all expenses relating to freight, applicable duties and similar costs), a reasonable number of samples of products with which Trademarks licensed to such DAL Party are used and all packaging materials, including containers, cases, graphics, images, and all other items used or proposed to be used in the production, distribution and sale of such products.

5.2 DOLE Samples. Upon a DAL Party’s request, DOLE shall submit, at its sole expense (including without limitation, all expenses relating to freight, applicable duties and similar costs), a reasonable number of samples of products with which Trademarks licensed to DOLE are used and all packaging materials, including containers, cases, graphics, images, and all other items used or proposed to be used in the production, distribution and sale of such products.

6.	QUALITY STANDARDS AND CONTROL

6.1 Quality Standards. The parties acknowledge that the Trademarks represent the prestige that DOLE has earned for itself and are well recognized in the minds of the public, and that it is of great importance to each party that, in the production and sale of Products, the high standards, reputation and image established by DOLE be maintained at all times by the DAL Parties, with respect to its use of the Assigned Trademarks and the Overlapping Trademarks or Retained Trademarks licensed to each of them by DOLE, and by DOLE, with respect to the Assigned Trademarks licensed to it by the DAL Parties. Accordingly, all Products on which Trademarks licensed from the other party appear shall comply with the Brand Equity Principles (to the extent applicable to such Products) and shall be of such quality as will protect and enhance the relevant Trademarks, and in all cases the quality shall be at least as high as the quality of samples submitted to the party that owns or co-owns the relevant Trademarks. Each Licensed Product shall bear the relevant Trademarks substantially in the form consistent with DOLE’s historical practices except as the parties otherwise agree in writing. If either party reasonably determines that the other party’s Products (whether found in the marketplace, held by the other party’s customers, in storage or otherwise) are inconsistent in any material respect with the Brand Equity Principles (to the extent applicable to such Products) or constitute a significant health or safety risk, such party may at its option require that the other party (i) recall such Products at the other party’s sole expense; or (ii) promptly remove the Trademarks from such Products, in which event such Products may be sold provided they are in no way identified as a product originating from or authorized by the other party or otherwise identified with the other party or its Trademarks.

6.2 Quality Control.

(a) Each party shall cooperate fully in all ways with the other parties in enabling the other parties to ascertain that all Products with which Trademarks are used comply with the Brand Equity Principles (to the extent applicable to such Products).

(b) If a party reasonably believes that another party is not complying with the applicable quality standards imposed under Section 6.1, it and its agents shall have the right to inspect, during business hours and upon reasonable notice, such other party’s facilities for the sole purpose of determining compliance with such quality standards.

7.	FORCE MAJEURE

Neither DOLE nor either DAL Party shall be held responsible for any loss, damage or delay suffered by the other parties owing to any cause that is beyond the reasonable control of the defaulting party and cannot be attributed to negligence or willful nonperformance of its obligation. Such causes include, but are not limited to, wars, embargoes, riots, civil disturbances, fires, storms, floods, typhoons, earthquakes and other severe natural calamities, strikes and labor disputes, government acts and restrictions, and other causes that cannot be overcome or prevented by due diligence. Any party wishing to invoke this Section shall give written notice to the other parties, within five (5) days of the occurrence of such event, stating the relevant cause and the anticipated duration. The defaulting party shall promptly resume performance of its obligations the moment such cause or causes cease to operate.

8.	BREACH

The parties agree and acknowledge that no party shall have the right to terminate this Agreement by reason of the other parties’ material breach or for any other reason. In addition to any other rights or remedies that any party may have, upon another party’s breach of any material provision of this Agreement and failure to cure such breach within 30 days of notice from the non-breaching party, or if such breach cannot be cured within 30 days, failure to take material steps to cure the breach and complete such cure within 60 days, such non-breaching party may immediately take any or all of the following actions, all at its sole election:

(a) require the breaching party to cease any use of the Trademarks of such party that are the subject of the breach (“Affected Trademarks”), which use is not substantially in compliance with the terms of this Agreement; and

(b) terminate any exclusive rights the breaching party may have with respect to the Affected Trademarks; provided, however, that in no event shall DOLE have the right to terminate or otherwise rescind or cancel the assignment of any Trademarks to either of the DAL Parties effected under the Assigned Trademark Assignments or this Agreement.

The parties agree and acknowledge that any breach of this Agreement may give rise to immediate and irreparable injury, loss, or damage to the non-breaching party for which the granting of monetary damages would be an inadequate remedy and ineffectual. Each party therefore acknowledges and agrees that, notwithstanding anything to the contrary under the Acquisition Agreement or this Agreement, if it breaches any provision of this Agreement, the other party or parties will be entitled, in addition to all other available remedies, to seek preliminary, interim and permanent injunctions, temporary restraining orders, or other appropriate orders to restrain any continued breach without having to prove that actual injury, loss, or damage has been sustained by the non-breaching party or parties and without posting any type of bond or other security as a condition for seeking such relief.

9.	INDEMNIFICATION; REPRESENTATIONS AND WARRANTIES

9.1 Indemnification. The DAL Parties shall indemnify, protect, hold harmless and defend DOLE, and DOLE shall indemnify, protect, hold harmless and defend the DAL Parties, and the indemnified party’s officers, directors, Affiliates, agents and employees from and against any and all claims, suits, losses, liabilities, expenses and damages, including costs of suit and reasonable attorneys’ fees, arising out of or in any way connected with: (i) the growing, production, storage, handling, maintenance, sale, marketing, distribution, labeling or advertisement of any Product by or on behalf of the indemnifying party (including by any copacker); (ii) any alleged defect in or adulteration of a Product and/or product liability claim; and (iii) any breach of the warranties set forth in this Agreement.

9.2 Matters Involving Third Parties; Determination of Amounts Subject to Indemnification

(a) If any third party notifies any party (the “Indemnified Party”) with respect to any matter (a “Third-Party Claim”) that may give rise to a claim for indemnification against any other party (the “Indemnifying Party”) under Section 9.1, then the Indemnified Party shall as promptly as reasonably possible after receipt of notice of the Third Party Claim (but in no event later than ten (10) Business Days after receipt by the Indemnified Party of notice of the Third Party Claim) notify each Indemnifying Party thereof in writing, and in reasonable detail, of the Third-Party Claim; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within five (5) Business Days after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third-Party Claim.

(b) Any Indemnifying Party will have the right to assume and control the defense of the Indemnified Party against the Third-Party Claim with counsel of his, her or its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third-Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of or caused by the Third-Party Claim and (ii) the Third-Party Claim involves only money Damages and does not seek an injunction or other equitable relief.

(c) So long as the Indemnifying Party is conducting the defense of the Third-Party Claim in accordance with Section 9.2(b) above, (i) the Indemnified Party may retain separate co-counsel at his, her or its sole cost and expense and participate in the defense of the Third-Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party and (iii) the Indemnifying Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld).

(d) In the event any of the conditions in Section 9.2(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment on or enter into any settlement with respect to, the Third-Party Claim in any manner he, she or it may deem appropriate (and the Indemnified Party shall consult with, but shall not need to obtain any consent from, any Indemnifying Party prior to consenting to any judgment or the entry into any in connection therewith), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third-Party Claim (including attorneys’ fees and expenses) and (iii) the Indemnifying Parties will remain responsible for any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of or caused by the Third-Party Claim to the fullest extent provided in Section 9.1.

(e) All amounts to which an Indemnified Party is entitled pursuant to Section 9.1 shall be determined net of (a) any Tax benefits realized by any party seeking indemnification hereunder arising from such amounts and (b) any amounts recovered by the Indemnified Party under insurance policies, indemnities (other than pursuant to this Agreement) or other reimbursement arrangements with respect to such amounts. Each party hereby waives, to the extent permitted under its applicable insurance policies, any subrogation rights that its insurer may have with respect to any indemnifiable losses it may suffer.

9.3 Warranties. Each of the parties represents and warrants that it has the full right, power and authority to enter into this Agreement and to perform all of its respective obligations, that it is under no legal impediment which would prevent its entering into and performing fully its obligations under this Agreement, that it is financially capable of performing such obligations and that no consent of any other person or entity is required to be obtained by such party to grant the licenses granted by it under this Agreement. DOLE represents and warrants to the DAL Parties as of the date of this Agreement that: (i) the DAL Parties are entitled to use the trademarks licensed to them hereunder as expressly permitted in this Agreement; (ii) the DAL Parties’ exercise of their respective license rights under this Agreement, as permitted and contemplated by, and in accordance with the provisions of, this Agreement, shall not infringe in any material respect any third party intellectual property or other proprietary rights, except as disclosed in Exhibit J; (iii) DOLE has taken, or caused to be taken, and shall continue to take or cause to be taken (subject to Section 2.8), all steps reasonably required to maintain the registrations of any trademarks licensed to the DAL Parties hereunder; (iv) Exhibit K lists all license agreements under which DOLE has granted a license to use any of the Assigned Trademarks or Overlapping Trademarks and that are material to either the Asia Fresh Business or the Worldwide Packaged Food Business individually, or to the Business as a whole (it being acknowledged that non-material agreements entered into by DOLE in the ordinary course of business with producers, packers, suppliers, manufacturers, distributors, customers, advertisers, brokers, business partners and other third parties allowing such parties to use the Assigned Trademarks or Overlapping Trademarks in connection with the production, manufacture, distribution, sale, advertising and/or promotion of products of DOLE or any of its subsidiaries, are not listed in Exhibit K); and (v) excepting the licenses granted under the license agreements listed in Exhibit K, neither the rights of any third party licensees referred to in Recital F(8) above, nor any Third Party Rights, will, individually or in the aggregate, have a material adverse effect on Asia Fresh, Packaged Foods, or the Business as a whole. For the avoidance of doubt, a showing of any negligence or intent on the part of DOLE shall not be required in order to establish an inaccuracy or breach of any of DOLE’s representations and warranties under this Section 9.3. Furthermore, a DAL Party’s awareness or possible awareness, or ITOCHU’s awareness or possible awareness, of any inaccuracy or breach of any of DOLE’s representations and warranties hereunder shall not have any effect on the force and effect of such representations and warranties, of DOLE’s related indemnification obligations or of a DAL Party’s or ITOCHU’s remedies relating thereto.

9.4 Compliance With Laws. Each party shall take all actions required by any local, provincial, national, state or regional agency, government or commission to carry out the activities contemplated by this Agreement in compliance with all applicable laws. Neither party shall commit any acts or engage in any transactions that would reflect adversely upon the other party, the Trademarks or the Products of the other party.

10.	ENTITLEMENT TO COSTS

If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys’ fees, investigative costs, reasonable accounting fees and charges for experts. The “prevailing party” shall be the party who obtains a provisional remedy such as a preliminary injunction or who is entitled to recover its reasonable costs of suit, whether or not the suit proceeds to final judgment; if there is no court action, the prevailing party shall be the party who wins any dispute. A party need not be awarded money damages or all relief sought in order to be considered the “prevailing party” by the arbitrator(s) or a court.

11	DEFINITIONS

Capitalized terms used herein without definition shall have the meanings assigned to them in the Acquisition Agreement.

11.1 “Asia Plus Australia/New Zealand” means the countries listed in Exhibit A hereto plus Australia and New Zealand.

11.2 “Asia Fresh Non-Asia Business” has the meaning set forth in the recitals. The Asia Fresh Non-Asia Business is more fully described on Exhibit C hereto.

11.3 “Assigned Ancillary IP Rights” means the following rights that were assigned to a DAL Party prior to the date hereof in connection with the Acquisition Agreement and pursuant to the Assigned Trademark Assignments: (i) any trade name rights in Asia Plus Australia/New Zealand with respect to the use of “Dole” as a trade name of the Asia Fresh business or anywhere in the world as a trade name for the Packaged Foods business, and (ii) any trade dress rights arising under the laws of any country in Asia Plus Australia/New Zealand with respect to Fresh Products or arising under the laws of any jurisdiction anywhere in the world with respect to any Packaged Products; in each case that are currently used in the Business, excluding the Assigned Trademarks.

11.4 “Assigned Trademarks” means the trademarks specified in Exhibit D hereto that were assigned, in whole or in part, to a DAL Party prior to the date hereof in connection with the Acquisition Agreement and pursuant to the Assigned Trademark Assignments, representing the entire right, title and interest in all of the trademarks formerly owned by DOLE (A) that arise under the laws of any country in Asia Plus Australia/New Zealand and that relate exclusively to Fresh Products or relate exclusively to Fresh Products and Packaged Products; and (B) that arise under the laws of any jurisdiction anywhere in the world and that relate exclusively to Packaged Products.

11.5 “Brand Equity Principles” means the DOLE established quality control standards monitored and enforced by DOLE and the guidelines set forth in DOLE’s Corporate Identity Guidelines as attached and described on Exhibit B.

11.6 “Business” has the meaning set forth in the recitals.

11.7 “DFC Asia Business” has the meaning set forth in the recitals. The DFC Asia Business is more fully described on Exhibit E hereto.

11.8 “DFC Packaged Business” has the meaning set forth in the recitals. The DFC Packaged Business is more fully described on Exhibit F hereto.

11.9 “Dole Competitors” has the meaning set forth in the recitals.

11.10 “Fresh Products” has the meaning set forth in the recitals.

11.11 “Licensed Fresh Products” means (i) Fresh Products in Asia Plus

Australia/New Zealand on which a DAL Party is authorized to use the Overlapping Trademarks pursuant to Section 2.1(a), and (ii) Fresh Products in those countries outside of Asia Plus Australia/New Zealand (including the United Arab Emirates) on which a DAL Party is authorized to use the Retained Trademarks pursuant to Section 2.1(b).

11.12 “Licensed New Products” means any new fresh produce product in Asia Plus Australia/New Zealand or packaged product that is approved by DOLE pursuant to Section 2.4 as a new product on which a DAL Party is authorized to use the Assigned Trademarks or Overlapping Trademarks hereunder or DOLE is authorized to use the Assigned Trademarks or Overlapping Trademarks.

11.13 “Licensed Packaged Products” means Packaged Products on which a DAL Party is authorized to use the Overlapping Trademarks pursuant to Section 2.1(a).

11.14 “Licensed Products” means Licensed Fresh Products, Licensed Packaged Products, Non-Exclusive Licensed Packaged Products and, if and to the extent approved pursuant to Section 2.4, Licensed New Products, in each case, that meet the applicable Brand Equity Principles.

11.15 “Non-Exclusive Licensed Packaged Products” has the meaning set forth in the recitals.

11.16 “Overlapping Trademarks” has the meaning set forth in the recitals. The Overlapping Trademarks are listed in Exhibit G hereto.

11.17 “Packaged Products” has the meaning set forth in the recitals.

11.18 “Products” means Fresh Products with which the Assigned Trademarks are authorized to be used hereunder, Packaged Products with which the Assigned Trademarks are authorized to be used hereunder, products with which the Retained Trademarks or the Overlapping Trademarks are authorized to be used hereunder and Licensed Products.

11.19 “Retained Ancillary IP Rights” means the following rights of DOLE: (i) any trade name rights outside of Asia Plus Australia/New Zealand with respect to the use of “Dole” as a trade name for the Asia Fresh business; and (ii) any trade dress rights arising under the laws of any country outside of Asia Plus Australia/New Zealand with respect to Fresh Products or arising under the laws of any jurisdiction anywhere in the world with respect to any product not subsumed within the definition of Fresh Products or Packaged Products; in each case that are currently used in the Business, excluding the Retained Trademarks.

11.20 “Retained Trademarks” means the trademarks specified in Exhibit H hereto, representing all of the trademarks of DOLE (A) that arise under the laws of any country outside of Asia Plus Australia/New Zealand and that exclusively relate to Fresh Products; (B) that arise under the laws of any jurisdiction anywhere in the world and exclusively relate to Non-Exclusive Licensed Packaged Products; (C) that arise under the laws of any jurisdiction anywhere in the world and exclusively relate to other products not subsumed within the definition of Fresh Products or Packaged Products; or (D) that exclusively relate to any registration that includes any combination of clause (A), (B) or (C).

11.21 “Supplemental Applications” has the meaning set forth in Section 1.2.

11.22 “Territory” means (i) in the case of Licensed Fresh Products, Asia Plus Australia/New Zealand, and (ii) in the case of Licensed Packaged Products and Non-Exclusive Licensed Packaged Products, worldwide.

11.23 “Third Party Rights” has the meaning set forth in Section 2.1(a).

11.24 “Trademarks” means the Assigned Trademarks, the Overlapping Trademarks and the Retained Trademarks, and any and all references under this Agreement to “trademarks” shall be deemed to cover registered marks (for goods or services) and marks (for goods or services) that are the subject of pending applications.

12.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Japan without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

13.	ARBITRATION

All disputes, controversies and claims arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby (including the construction, existence, validity, enforceability, enforcement, breach or termination of this Agreement) that cannot be resolved amicably by the Parties shall be exclusively, finally and conclusively settled by arbitration administered by the International Chamber of Commerce (the “ICC”) and conducted in accordance with the ICC Rules of Arbitration (the “Rules”), subject to the following:

(a) there shall be a panel of three (3) arbitrators (collectively, the “Tribunal”), one appointed by the DAL Parties, another by DOLE and the third appointed in accordance with the Rules;

(b) the seat of arbitration shall be Tokyo, Japan;

(c) the arbitration shall be conducted in the English language, and all written and oral submissions and awards shall be prepared in English (or be accompanied by English translations);

(d) the Tribunal shall schedule all matters regarding the arbitration so that the arbitration progresses in a timely fashion;

(e) at the arbitration hearing, each Party may make written and oral presentations to the Tribunal, present testimony and written and oral evidence and examine witnesses;

(f) the Tribunal may not grant any award that is inconsistent with the terms of this Agreement and shall not have the authority to use the equitable powers provided by the Rules to modify any terms of this Agreement, nor shall the Tribunal have the power to award any punitive or exemplary damages;

(g) the Tribunal shall issue a written decision explaining the basis for its rulings and awards;

(h) all fees and expenses of the Tribunal and the ICC shall be shared equally between the Parties, provided that the Tribunal shall have the authority to award, as part of its decision, to the prevailing Party its costs and expenses of the arbitral proceedings, including reasonable fees of attorneys and experts; and

(i) any monetary award shall be made in US dollars and shall be payable free of any Tax, withholding or other deduction unless otherwise required by Legal Requirements.

Decisions rendered by the arbitral Tribunal shall be final, binding and enforceable in any court of competent jurisdiction. Except as necessary to enforce or effectuate the terms of this Section 13 or an arbitral decision or award, arbitration proceedings hereunder and any decision and award of the Tribunal shall be kept confidential by the Parties.

14.	SPECIFIC PERFORMANCE

Each Party acknowledges and agrees that the other Parties would be damaged irreparably in the event any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached, so that, notwithstanding any other provision herein to the contrary, a Party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically in any court of competent jurisdiction, this Agreement and the terms and provisions hereof in addition to any other remedy to which such Party may be entitled, at law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Legal Requirement to post security as a prerequisite to obtaining equitable relief.

15.	Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

16.	RELATIONSHIP OF PARTIES

This Agreement shall not be construed to place the parties in the relationship of legal representatives, partners, joint venturers or agents of or with each other. Under this Agreement, each DAL Party is an independent contractor and shall be solely responsible for the payment of all income tax withholding, payroll taxes, contributions and other obligations relating to a DAL Party’s employment and compensation of its employees and consultants. No party shall have any power to obligate or bind any other party in any manner whatsoever, except as specifically provided herein.

17.	ASSIGNABILITY AND SUBLICENSE RIGHTS

(a) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. A party may assign, in whole or in part, without the approval of the other party, any or all of its rights, duties or obligations under this Agreement as follows: (i) to any Affiliate; (ii) in connection with any sale of any trademarks owned by such party that are the subject of this Agreement; or (iii) in connection with the sale of a subsidiary, business segment, division, business unit, or product line or other divestment or sale or disposition of assets or any merger, stock purchase, or other acquisition of such party; provided in each such case that such party provides written notice of any such transaction to the other party within thirty (30) days after the consummation of such transaction and the assignee agrees in writing to be bound by all of the applicable provisions of this Agreement. The rights granted to any party hereunder are unique and personal in nature, and, except for an assignment of this Agreement permitted pursuant to the foregoing provisions of this Section 17(a) or any assignment, transfer, pledge, encumbrance or hypothecation pursuant to any financing transaction undertaken by a party (provided that the other party to such financing transaction acknowledges in writing that such assignment, transfer, pledge, encumbrance or hypothecation is subject to the terms and conditions of this Agreement), neither this Agreement nor the rights granted to hereunder (including without limitation, rights in and to the Products) may otherwise be assigned, transferred, pledged, encumbered or hypothecated by any party without the other parties’ prior written approval. Any attempt by a party to transfer any of its rights or obligations under this Agreement, whether by assignment, sublicense, except as permitted herein, without having received the prior written approval of the other parties, shall be null and void.

(b) Each DAL Party shall have the right to grant sublicenses under the license granted to it in Section 2.1 to sublicensees and to grant licenses under the Assigned Trademarks it owns, in each case, except to any Dole Competitor, subject to compliance with the Brand Equity Principles. DOLE shall have the right to grant sublicenses under the license granted under Section 2.2 to sublicensees, subject to compliance with the Brand Equity Principles. Each party granting a sublicense or, in the case of a DAL Party, a license pursuant to this Section 14(b) will require that such sublicensees or licensees, as the case may be, comply with the applicable product quality and legal compliance requirements as set forth in this Agreement, and all laws, including health, labor and safety standards applicable to such sublicensee or licensee.

(c) Each party is free to assign any of the Trademarks it owns hereunder; provided that such party shall not assign any Trademarks it owns to any person unless that person agrees in writing to be bound by the Brand Equity Principles and other provisions of this Agreement relating to use and protection of such Trademarks.

18.	RIGHTS IN THE EVENT OF BANKRUPTCY

The parties agree that, if any party becomes a debtor in a bankruptcy case under the United States Bankruptcy Code and such party (or its bankruptcy trustee) rejects this Agreement under Bankruptcy Code Section 365(a), the other parties shall nevertheless retain and be entitled to continue to exercise all of the licenses granted by such party under this Agreement, whether on the basis that rejection does not result in termination of such licenses, or that such licenses should be preserved on equitable grounds by the bankruptcy court before which such case is pending, or by virtue of the parties’ agreement hereunder.

19.	INTERPRETATION

This Agreement shall be interpreted to give DOLE maximum control of the Trademarks and Ancillary IP Rights and their usage. Any uncertainty or ambiguity with respect to any provision of this Agreement shall not be construed for or against any party based on attribution of drafting to either party. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In the event of any inconsistency between the terms and conditions of the Acquisition Agreement and the terms and conditions of this Agreement, including any inconsistencies in the definitions expressly set forth in each agreement, the terms and conditions of this Agreement shall control the subject matter of this Agreement.

20.	WAIVER AND INTEGRATION

The failure of a party to insist upon strict adherence to any term or provision of this Agreement, or to object to any failure to comply with any term or provision of this Agreement, shall not be a waiver of that term or provision, estop that party from enforcing that term or provision, or preclude that party from enforcing that term or provision by estoppel or by laches. The receipt by a party of any benefit from this Agreement shall neither constitute such party’s waiver nor effect an estoppel on the right of that party to enforce any provision hereof. None of the terms of this Agreement shall be deemed to be waived or modified, except by an express agreement in writing, signed by an authorized officer of the party against whom enforcement of the waiver or modification is sought, supported by new consideration.

21.	NOTICES AND COMMUNICATIONS

Any notice, communication or legal service of process required or permitted under this Agreement shall be effective when personally delivered in writing; or on the date when the notice, service or communication is transmitted by electronic facsimile (with a confirmation copy to be sent by mail) or the day after the notice, service or communication is sent by overnight air courier service; or five (5) days after the date of mailing. All notices shall be sent to the parties at the notice addresses listed below or to such other persons and notice addresses as may be designated in writing by the parties to each other. The date a notice shall be deemed to be transmitted, sent via overnight air courier or mailed shall be the date at the notifier’s place of business at the time of the transmission, sending or mailing.

TO DOLE:	DOLE FOOD COMPANY, INC.
One Dole Drive
Westlake Village, California 91362-7300
Attention: C. Michael Carter, Executive Vice-President and Corporate Secretary
Telephone: 818-879-6810
Facsimile: 818-879-6754

TO A DAL PARTY:	Dole Asia Holdings Pte. Ltd.
One Dole Drive
Westlake Village, California 91362-7300
Attention: Timothy J. Oswald
Telephone: 818-879-6833
Facsimile: 818-879-6615

22.	SEVERABILITY

The provisions of this Agreement are severable, and if any provision shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, and shall not affect such provision in any other jurisdiction. To the extent legally permissible, a provision which reflects the original intent of the parties shall be substituted for such invalid or unenforceable provision.

23.	EXHIBITS

The Exhibits attached hereto and as revised by agreement of the parties from time to time are hereby incorporated by reference and form integral parts hereof.

24.	ENTIRE AGREEMENT

This Agreement, including all Exhibits, constitutes the entire agreement between the parties with respect to, and supersedes all prior negotiations, agreements and understandings between the parties concerning, the subject matter hereof. This writing is intended as the final, complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter hereof and may only be amended in writing.

25.	EXPENSES REGARDING RECORDATION OF ASSIGNMENTS

DOLE shall be solely responsible for all costs and expenses associated with the recordation of assignments, and any other costs and expenses related to the execution and effectuation of such assignments, of any and all Assigned Trademarks and the recording of licenses under this Agreement.

26.	NON-COMPETITION; NO SOLICITATION

On the terms and subject to the conditions of this Agreement, commencing upon the Closing Date, and for a period of twenty-four (24) months thereafter (the “Non-Competition Term”), DOLE shall not, directly or indirectly, (a) grow, ripen, procure, distribute or sell fresh pineapples or bananas in Asia Plus Australia/New Zealand or (b) process, distribute or sell processed pineapple worldwide (excluding single strength, non-shelf stable, pasteurized pineapple juice produced at DOLE’s Hawaiian operations and sold chilled and frozen without bearing any of the Trademarks); provided that the foregoing restrictions shall not prohibit DOLE from growing, ripening, procuring, distributing or selling fresh pineapples or banana in Asia solely in accordance with mutually agreed commercial arrangements between DOLE and DAL, or processing, distributing or selling processed pineapple worldwide solely in accordance with mutually agreed commercial arrangements between DOLE, on the one hand, and DAL or DPF, on the other hand. On the terms and subject to the conditions of this Agreement, commencing upon the Closing Date, and for a period of twenty-four (24) months thereafter (the “Non-Solicitation Term”), DOLE shall not, directly or indirectly, (a) solicit or otherwise discuss with or encourage any employee of any Acquired Entity (as defined in the Acquisition Agreement) to terminate his or her employment with any Acquired Entity (as defined in the Acquisition Agreement), or (b) hire any employee of any Acquired Entity (as defined in the Acquisition Agreement). Notwithstanding the foregoing, during the Non-Solicitation Term, DOLE may hire (i) any employee who responds to a general employment advertisement so long as the hiring party does not, directly or indirectly, encourage or prompt such employee to respond to such advertisement or (ii) any employee whose employment with any Acquired Entity was terminated by the Acquired Entity (as defined in the Acquisition Agreement). DOLE shall procure that each of its subsidiaries refrains from taking any action or engaging in any conduct which, if taken or engaged in by DOLEe, would constitute a breach of this Section 26.

IN WITNESS WHEREOF, the parties hereto have caused their duly-authorized representatives to execute this Agreement as of the date first-above written.

Signatures Appear on Following Page

DOLE FOOD COMPANY, INC.		DOLE ASIA HOLDINGS PTE. LTD.

By:	/s/ Michael Carter	By:	/s/ David A. DeLorenzo
	Michael Carter		David DeLorenzo

By:	/s/ Beth Potillo	By:	/s/ Timothy Oswald
	Beth Potillo		Timothy Oswald

DOLE PACKAGED FOODS, LLC

		By:	/s/ David DeLorenzo
David DeLorenzo

		By:	/s/ Brad Bartlett
Brad Bartlett

Signature Page to Trademark Rights Agreement

Exhibit A

ASIA

Afghanistan	Laos
Bangladesh	Macau
Bhutan	Malaysia
Brunei	Maldives
Burma	Mongolia
Cambodia	Nepal
China	Pakistan
East Timor	Philippines
Hong Kong	Singapore
India	Sri Lanka
Indonesia	Taiwan
Japan	Tajikistan
Kazakhstan	Thailand
Korea, North	Turkmenistan
Korea, South	Uzbekistan
Kyrgyzstan	Vietnam

Exhibit B

Brand Equity Principles

The DOLE Corporate Identity Guidelines (attached hereto) pertain to, and highlight, certain branding guidelines, strategy and principles of the Trademarks including, by way of example, emphasizing the following traits symbolizing the Trademarks:

•	Prestigious Brand - known globally for rejuvenating, natural, innovative and vital and contributing to a healthy lifestyle

•

Premium/first-tier products and a brand that is marketed and promoted in such a way as to cause the products and brand to be perceived by the consumer as representative of the highest quality within the respective categories and territories in which the products and brand are competing

•

Reputation / image for highest quality ingredients, nutrition content and profile and with product quality equal or superior to the quality standards, nutrition content and profile (including product formulations, ingredients and specifications), currently used by DOLE

•	No health / safety risk and compliance with Good Agricultural Practices and Good Manufacturing Practices

•	Unadulterated foods and healthy lifestyles

•

Healthy and nutritious product line, at least 95% of which must be comprised of products that are low in fat, trans fat and saturated fat, limited in amount of sodium and cholesterol and contain a meaningful percentage of recommended daily allowances of one or more vitamins

The DOLE Corporate Identity Guidelines also address the specifics of the use of the Trademarks, e.g., the acceptable size, color, variation, imagery, topographic style and unacceptable use of the Trademarks, including usage of the Trademarks by DOLE’s partners and third party packaging contractors.

# Corporate Identity Guidelines

Release 2 • 03.22.13

Corporate Identity Guidelines

Release 2 03.22.13

ii

Table of Contents

Table of Contents

1.0 Branding Guidelines

1.1 Brand Strategy

1.2 Brandline

1.3 Messaging Platform

2.0 Signature

2.1 Elements of the Dole Signature

2.2 Signature Variations

2.3 Signature Colors

2.4 Clear Space and Minimum Size

2.5 Unacceptable Use

3.0 Look and Feel

3.1 Overview

3.2 The Sky Element

3.3 Signature Placement

3.4 Typographic Style

3.5 Color Palettes

3.6 Color Palette Examples

3.7 Imagery Style

3.8 Gallery of Examples

4.0 Partner Usage Applications

4.1 Partner Communications

4.2 Gallery of Examples

5.0 Packaging

5.1 Overview

5.2 The Live Well System

5.3 Gallery of Examples

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1.0 Branding Guidelines

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1.1

Branding Guidelines

Brand Strategy

Branding is a promise we make to all of our audiences about all things Dole: our products, our service and the experience of enjoying our products.

It’s more than a name or a logo. Every point of contact we have with people—from the look of our packaging to the tone of our advertising—creates impressions about the who, what and why of Dole.

Make Every Day Shine

Time seems to move faster every day. And making the most of life means you’re feeling ever young.

Dole is in the business of rejuvenation. And nothing under the sun rejuvenates like fruits and vegetables. As the planet’s biggest natural produce provider, Dole’s products provide the nutrients and vigor people need to shine with a healthy glow, whether they’re young or just young at heart.

No one knows more than Dole about the real, revitalizing effects of healthy foods and a healthy lifestyle. So Dole shares that knowledge and experience with easy-to-understand nutrition information and exercise plans, the tools for a healthy lifestyle—and everyone benefits.

Eat Dole. Feel young. Shine.

Brand Attributes

Rejuvenating, Natural, Innovative, Vital

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1.2

Branding Guidelines

Brandline

To complement our new look, we have a new brandline that encapsulates the big idea behind Dole and represents our company as a whole.

Dole products embody our brandline: Make Every Day Shine. Our brandline communicates the spirit of our brand and speaks to rejuvenation as part of a lifestyle. It is warm, friendly and light. It is an inspiring statement for those striving to achieve their shine, and is a validation for those who already have it as part of their lives.

It is unique and memorable, but also brief enough to use in a variety of corporate applications.

Make Every Day Shine™

X

0.5 X

0.25 X

Make Every Day Shine™

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1.3

Branding Guidelines

Messaging Platform

The Dole messaging platform is a snapshot of high-level messages that are tailored to meet the needs of different audiences. The audience messages contain key words, phrases and ideas that may be used in a variety of communications, from marketing materials to internal documents. The Reasons to Believe section of the platform provides real-world examples that add dimension and support the key messages.

The charts on the following pages illustrate the Dole messaging platform.

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Messaging Platform

1.4

Branding Guidelines

Evocative Expression The summary of Dole’s aspiration Statement of Differentiation What we promise consumers Audience Who we are addressing Audience Messages Key benefits of the brand experience

Make Every Day Shine Time seems to move faster every day. And making the most of life means you’re feeling ever young. Dole is in the business of rejuvenation. And nothing under the sun rejuvenates like fruits and vegetables. As the planet’s biggest natural produce provider, Dole’s products provide the nutrients and vigor people need to shine with a healthy glow, whether they’re young or just young at heart. No one knows more than Dole about the real, revitalizing effects of healthy foods and a healthy lifestyle. So Dole shares that knowledge and experience with easy-to-understand nutrition information and exercise plans, the tools for a healthy lifestyle—and everyone benefits. Eat Dole. Feel young. Shine. Consumers Be healthy. Eat Dole. Shine. (For Archetypes) We have the healthy natural products that you know are good for you. Eating right is an important part of your life, and Dole provides the wholesome foods you love. (For Desperately Tryings) We’ll help you find foods that are good for you, easy and fun. We know that it’s not easy to change your habits. Our products and programs will make it easier for you and your family to feel great, inside and out.

Trade and Trade Press Retail, Food Services Happy customers = healthy bottom line. We can help you make a healthy profitfromgood-for-you/better-for- you. We have programs that you can tailor to your needs and that will help you take advantage of the healthy opportunity. We share our knowledge with you and your consumers. The information we share with you and your customers will make them smarter and more engaged shoppers. We’re creating demand. Because we understand what consumers are looking for, we spot trends and put new products, new ingredients and new concepts on the shelf before others do. We’re a big player in this market. We have the breadth and depth of expertise to act as a national lifestyle brand.

Outside Experts Doctors, Nutritionists, Co-brand Partners, Consumer Press We’re helping people learn how to make the right choices. We know how to simplify the complex research findings and scientific knowledge that often intimidates our customers. We create products and programs that make it easier to eat right. Our tools and communication materials are helping people discover that good-for-you can be easy, fun and family friendly. We’re a leader in health and nutrition. We conduct surveys and participate in research to ensure that we always know the latest in nutritional research and lifestyle trends.

Employees We’re unified behind a single promise. As a leader in the most important trend in the food category, we’re projecting one brand—and one promise—to our customers and partners while maintaining our freedom to operate independently. We’re rejuvenating our brand image. We’re not changing what Dole stands for or how we work. We are changing the way we talk about the impact we have on people’s lives. We’re reinforcing our commitment to our people. We’re proud that the products and programs we offer help everyone from our employees and partners to our customers.

Continued on next page

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Messaging Platform

1.5

Branding Guidelines

Audience Who we are addressing Reasons to Believe Supporting features of the brand Brand Attributes What we stand for

Consumers We offer you more ways to achieve a healthy life, and more products that contribute to your good health and vitality. The Dole Nutrition Institute provides easily accessible information about nutrition, health and the role that food choices play in your overall well-being. You can find the Dole products that you trust right where you shop—organics,family-friendlyfoods,both fresh and convenient choices. We’re committed to feeding you more than healthy foods—we support you with recipes and innovative ideas that make it easy to shine. Rejuvenating Natural Innovative Vital

Trade and Trade Press Retail, Food Services We farm more and produce more than anyone else to meet the demand for our products. Consumers believe in our products, which results in sales and repeat customers. We have best-in-class distribution, so you can count on us as a one-stop supplier for a broad range of healthy options.

Outside Experts Doctors, Nutritionists, Co-brand Partners, Consumer Press We walk the talk: The Dole Nutrition Institute provides research and information to promote health and help prevent disease. The California Wellbeing Institute is an integrated lifestyle center that combines science and rejuvenation to transform lives. Dole is a trusted partner. We make it easier for people to make the right choices to support their vital health.

Employees We’re dedicated to leading the way in our industry, and we support all of our employees in their efforts to contribute to that goal. We stand for something good. You can be proud to work for a leader that is building positive relationships with consumers, thought leaders and employees all over the world. We embrace progress and we’re continually working to achieve more, deliver more and learn more. Dole is a vital workplace brimming with energy and with people who embody our healthy beliefs.

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2.0 Signature

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2.1

Signature

Elements of the Dole Signature

A consistent combination of visual elements makes our signature unique: the Dole Sunburst, the Dole Wordmark and the Dole Signature Bar.

The Dole signature

Always reproduce the signature using the digital artwork provided. This artwork should never be redrawn or altered in any way.

Dole Sunburst

Dole Wordmark

Dole Signature Bar

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2.2

Signature

Signature Variations

In the past, individual signature lockups for specific Dole divisions have been used. However, the Dole signature as presented here will be sufficient for representing all Dole legal entitities. Dole divisions may be referenced in text only, and not in a signature lockup. Full-color version The full-color Dole signature is the primary version and should be used whenever possible. This version should always appear on white, or on very light screens of less than 5%. One-color spot version The one-color spot version should be used when color stations are limited. This version should always appear on white, or on very light screens of less than 5%. Black version When reproducing the signature in a grayscale application, use the black version.

Full-color version One-color spot version Black version

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2.3

Signature

Signature Colors

The Dole signature uses three colors for reproduction. Each of these has precise color references, shown in the specifications chart on this page. Use the exact color values listed when reproducing the Dole signature.

Color Name Dole Blue Dole Red Dole Yellow

Spot Color (or PANTONE® Reflex Blue) (or PANTONE 186) (or PANTONE Process Yellow)

CMYK 100.75.0.0 0.100.80.5 0.0.100.0

RGB 0.0.140 220.0.0 255.255.0

In lieu of the colors listed on this page, you may use the PANTONE® colors cited, the standards for which can be found in the current edition of the PANTONE formula guide. The colors, CMYK, and RGB breakdowns shown on this page have not been evaluated by Pantone, Inc. for accuracy and may not match the PANTONE Color Standards. For accurate PANTONE Color Standards refer to the current edition of the PANTONE formula guide. PANTONE® is the property of Pantone, Inc.

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2.4

Signature

Clear Space and Minimum Size

Clear space

Clear space is the area surrounding the signature that must always be free of any text or graphic elements, ensuring the signature is visually prominent. The minimum clear space shown here should always be maintained.

Whenever possible, allow for more clear space than the minimum requirement. Minimum clear space has been built into all signature artwork.

The minimum clear space is defined by the measurement 0.25 X, where X equals the height of the Dole Wordmark.

See page 3.2 for special rules regarding use of the Dole signature with the Sky Element.

Minimum size To ensure the clarity and integrity of the signature, a minimum reproduction size has been established.

A width of 0.65” is the minimum size for the signature in most applications. Do not reproduce the signature smaller than this established size.

In exceptional cases smaller sizes may be necessary for certain reproduction methods, e.g., pens, small stickers, etc. In such instances, remember that legibility should always be your top priority.

Minimum clear space for the Dole signature is 0.25 X, where X equals the height of the Dole Wordmark

0.25 X

0.25 X

X

0.65”

The Dole signature should never be reproduced smaller than 0.65” wide

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2.5

Signature

Unacceptable Use

Altering or changing the Dole signature in any way weakens the power of what it represents.

Some common misuses are shown here:

1. Do not alter the fixed relationship of the signature’s elements.

2. Do not alter colors in the signature.

3. Do not place the signature on any background except white or a screen of less than 5%.

4. Do not place a keyline around the signature.

5. Do not distort the signature.

1

2

3

4

5

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3.0 Look and Feel

Release 2 03.22.13

3.1

Look and Feel

Overview

Our new brand look and feel conveys to our consumers all the fresh, healthful benefits of our products.

Our new system is a distinct design that reflects the Dole quality and establishes a strong visual presence in all our printed and online materials. It brings together graphic elements—the Dole Sky Element, our new typography, our new color palettes and our new style of imagery—into a system that expresses our core identity with a fresh, new look that says “Dole.” The system is paramount to building a cohesive brand presence both internally and externally. This is the only system that should be used for our communications.

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3.2

Look and Feel

The Sky Element

The Sky Element is the key component of the new Dole look and feel. It contributes to the sense of health and freshness that is Dole’s greatest equity.

Where possible, the Sky Element should be used in all corporate communications, advertising and packaging. In some applications, reproduction of the Sky Element may not be feasible or appropriate, such as on a business card.

The Sky Element is high-resolution raster artwork provided in two different versions.

The long Sky Element is for letterhead and for applications that are wider than they are tall, such as corporate reports and advertising.

The short Sky Element is for applications that have a narrow width, such as notepads or small product tags.

In the rare instances where the Sky Element does not afford enough height or width for a particular application, the artwork may be extended in Adobe® Photoshop®. When making this alteration, please ensure that any extended areas match the existing artwork. Avoid adding recognizable shapes or patterns to the artwork.

The color target for Dole Sky Blue is a value of Cyan based on an approved package or color standard. We should attempt creating the sky using Cyan only.

Long Sky Element

Short Sky Element

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3.3

Look and Feel

Signature Placement on Collateral Material

When an application consists of the Sky Element with the Dole signature placed on it, the relationship is always a fixed one. The Dole signature should always be placed at the top left of an application, provided that slight placement changes can be made so long as consistent with these Guidelines. The distance from the top left corner of the application to the top left corner of the D in the Dole Wordmark is X, where X equals the height of the Dole Wordmark, as shown to the right. Care should be taken to ensure that the amount of color screen inside the Dole signature clear space boundary is never greater than 5%.

Dole signature placed on the Long Sky Element Dole signature placed on the Short Sky Element

X 0.25 X The Dole signature clear space boundary

X 0.25 X The Dole signature clear space boundary

X

X

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3.4

Look and Feel

Typographic Style

Our corporate typeface is FS Albert, which is bold, confident and clean. The FS Albert family of fonts is versatile and contemporary, allowing flexibility across many applications.

When setting type for different applications, use FS Albert Light as the primary face for headlines and body copy, and FS Albert Bold as the primary face for secondary headlines and the brandline. Use italics sparingly and for emphasis only.

Arial may be substituted in Microsoft® Office documents and HTML text when FS Albert is not available.

Other fonts may be used for products or communications aimed at unique, specialized targets, so long as consistent with these Guidelines.

FS Albert Light—Preferred for headline and body copy

ABCDEFGHIJKLMNOPQ

abcdefghijklmnopqrst

0123456789

FS Albert Bold—Preferred for secondary headlines

ABCDEFGHIJKLMNOPQ

abcdefghijklmnopqrst

0123456789

FS Albert Thin

ABCDEFGHIJKLMNOPQ

abcdefghijklmnopqrst

0123456789

FS Albert Regular

ABCDEFGHIJKLMNOPQ

abcdefghijklmnopqrst

0123456789

FS Albert Extra Bold

ABCDEFGHIJKLMNOPQ

abcdefghijklmnopqrst

0123456789

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3.5
Look and Feel

# Color Palettes

Dole Primary Palette

| Color Name | Spot Color | CMYK | RGB |
|---|---|---|---|
| Dole Blue | (or PANTONE® Reflex Blue) | 100.75.0.0 | 0.0.140 |
| Dole Red | (or PANTONE 186) | 0.100.80.5 | 220.0.0 |
| Dole Yellow | (or PANTONE Process Yellow) | 0.0.100.0 | 255.255.0 |

Dole Secondary Palette

| Color Name | Spot Color | CMYK | RGB |
|---|---|---|---|
| Dole Orange | (or PANTONE 152) | 0.50.100.0 | 255.130.0 |
| Dole Lt. Blue | (or PANTONE 2995) | 90.10.0.0 | 26.164.222 |
| Dole Green | (or PANTONE 361) | 70.0.100.0 | 81.184.30 |
| Dole Magenta | (or PANTONE 213) | 0.95.25.0 | 238.14.118 |
| Dole Purple | (or PANTONE 2587) | 60.65.0.0 | 148.74.178 |

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3.5

Look and Feel

Color Palettes

Our color palettes offer a robust array of choices that, when used effectively with other elements in our system, will lead to the creation of many successful communication pieces.

The primary color palette is used in the Dole signature and occasionally for type. The secondary palette can be used as accent colors for type or graphic elements in any corporate communications.

All the colors in the palettes have precise color references, shown in the specifications chart on this page. Use the exact color values listed.

In lieu of the colors listed on this page, you may use the PANTONE® colors cited, the standards for which can be found in the current edition of the PANTONE formula guide. The colors, CMYK, and RGB breakdowns shown on this page have not been evaluated by Pantone, Inc. for accuracy and may not match the PANTONE Color Standards. For accurate PANTONE Color Standards refer to the current edition of the PANTONE formula guide. PANTONE® is the property of Pantone, Inc.

Dole Primary Palette Dole Secondary Palette

Color Name Dole Blue Dole Red Dole Yellow Dole Orange Dole Lt. Blue Dole Green Dole Magenta Dole Purple

Spot Color (or PANTONE® Reflex Blue) (or PANTONE 186) (or PANTONE Process Yellow) (or PANTONE 152) (or PANTONE 2995) (or PANTONE 361) (or PANTONE 213) (or PANTONE 2587)

CMYK 100.75.0.0 0.100.80.5 0.0.100.0 0.50.100.0 90.10.0.0 70.0.100.0 0.95.25.0 60.65.0.0

RGB 0.0.140 220.0.0 255.255.0 255.130.0 26.164.222 81.184.30 238.14.118 148.74.178

Release 2 03.22.13

3.6

Look and Feel

Color Palette Examples

The colors of the primary palette should be used for the Dole signature, the Dole brandline, and may be used as headers and subheaders.

The colors of the secondary palette may be used to highlight information on communication pieces which also feature colors from the primary palette.

The colors of the secondary palette may not be used as the sole colors in any communication piece, unless used for a unique or specialized target and so long as consistent with these Guidelines.

Primary Color Palette

Primary Color Palette

Primary Color Palette

Secondary Color Palette

Primary Color Palette

Primary Color Palette

Secondary Color Palette

Primary Color Palette

Release 2 03.22.13

3.7

Look and Feel

Imagery Style

Imagery adds excitement and interest to our corporate communications. It plays a key role in connecting our brand and products with our customers and consumers. Our photography style is natural, bright, real and active. Always present our products and customers in a genuine way, keeping lighting natural and the shots simple. Follow these guidelines when using imagery, unless used for a unique or specialized target, but always consistent with these Guidelines.

Show real people in real situations—they should not be contrived or posed.

Capture the target audience enjoying the product or enjoying life through everyday activities or moments. Not all images of people need to include product.

Indoor shots should suggest a window or light coming from a window. Avoid dark or oppressive images.

People should look healthy or suggest a healthy sense of well being and vitality.

Shoot product in natural light or simulate natural light; never use artificial light.

Avoid overpropping or overstyling a product.

Shots should feel bright and fresh.

Emphasize asymmetry over symmetry.

Release 2 03.22.13

3.8
Look and Feel

## Gallery of Examples

Dole
Corporate
Social
Responsibility
Summer
07

Dole

Dole
Ipsum netgo colnimun gorembun.
Save 00¢
Save 00¢

Dole

Dole
Healthy Eating

Release 2 • 03.22.13

3.8

Look and Feel

Gallery of Examples

Release 2 03.22.13

3.9

Look and Feel

Unacceptable Use

It is important to present the Dole look and feel system in a clear, consistent manner across all applications, providing a strong, unified presence for Dole.

Some common misuses of the Dole look and feel are shown here:

1. Do not substitute the Dole corporate typeface FS Albert with any other typeface, except as provided at page 3.4.

2. Do not use colors not in the color palettes, unless used for a unique or specialized target and so long as consistent with these Guidelines.

3. Do not use more than a 5% screen of the Sky Element inside the clear space boundary of the Dole signature.

4. Do not use product imagery that is too posed.

5. Do not use consumer imagery that is too busy or cluttered.

6. Do not place anything other than the Dole signature on the Sky Element.

1 2 3 4 5 6

# 4.0 Partner Usage Applications

Release 2 • 03.22.13

4.0 Partner Usage Applications

Release 2 03.22.13

4.1

Partner Usage Applications

Partner Communications

Where possible, the Dole Signature must always appear on the Partner Sky Element.

For partner communications, a special signature lockup has been created to ensure that both the Dole Signature and the Partner Sky Element are clear, legible and easily recognizable, even among a number of other companies’ signatures.

This signature artwork is available in the Dole Signature Suite, and should be sent to partner companiesforcommunications.Partnercompanies should never redraw this signature or alter it in any way.

This signature is only to be used by partner companies, or in instances where Dole does not control the reproduction of a particular application.

Release 2 03.22.13

4.2
Partner Usage Applications

# Gallery of Examples

Dole
Add More
Colors...
Live Healthier
Eat a Colorful Variety of Delicious Fruits and Vegetables Every Day.
5 A Day

DON'T TOSS THIS
(Toss your Free Salad instead.)
Dole

Fruity-licious Fun with Strawberries
Breakfast Smoothie
Fruity-licious Fun! with Peaches, Nectarines & Plums
Super Summer Cones
Fruity-licious Fun! with Grapes
Frozen Grape Treats
Dole
Have a Fruity-licious Fun Snack Everyday!
Ripe'n'Ready
Harris Teeter
Your Neighborhood Food Market

Release 2 • 03.22.13

4.2

Partner Usage Applications

Gallery of Examples

These are sample exhibits showing the Dole Signature in various partner communications.

Release 2 03.22.13

4.3

Partner Usage Applications

Unacceptable Use

Some common misuses of the Dole partner applications signature are shown here:

1. Do not place a keyline around the Dole partner application signature.

2. Do not use the Dole partner application signature on any other Sky Element.

1

2

Release 2 03.22.13

5.0 Packaging

Release 2 03.22.13

5.1

Packaging

Overview

The new Dole brand should be clear on all of our packaging. Each element on the packaging contributes to proper communication of freshness and health. We have created the Live Well system to help our consumers make informed healthy decisions.

The following examples are visual representations of the packaging design. Final artwork for packaging for each division is currently under development. Once the packaging is complete, the guidelines will be updated.

Release 2 03.22.13

5.2
Packaging

# The Live Well System

LIVE WELL
Boosts Immunity
• Rich in Antioxidant Vitamin C
• 100% Natural
LIVE WELL
Top Source of Bromelain
LIVE WELL
Good Source of Vitamin A
Excellent Source of Vitamin K
LIVE WELL
Top Source of Antioxidants
Good Source of Fiber
LIVE WELL
Slows Aging & Boosts Immunity
• Rich in Antioxidants & Fiber
• 100% Natural
LIVE WELL
Heart Healthy
• Rich in Antioxidant Vitamin C
• 100% Natural

Release 2 • 03.22.13

5.2

Packaging

The Live Well System

Our products help our consumers eat healthy.

LIVE WELL

LIVE WELL

We can help our consumers make informed healthy

Boosts Immunity

Top Source of Bromelain

decisions by providing product-specific health and nutritional benefits on the front of our labels.

Rich in Antioxidant Vitamin C

These benefits reflect our new brand strategy and attributes: Rejuvenating, Natural, Innovative

100% Natural

and Vital.

Remember to use the Dole Nutritional Labeling

Handbook as a reference for benefits. Place the

LIVE WELL

LIVE WELL

specific health benefit first, followed by nutritional

Good Source of Vitamin A

Top Source of Antioxidants

facts below the stated benefit.

Excellent Source of Vitamin K

Good Source of Fiber

Apply the system clearly and consistently, using between one and three benefits per label. If there is no significant benefit to state, exclude the panel.

Do not overemphasize or make up any health

LIVE WELL

LIVE WELL

benefits.

Slows Aging & Boosts Immunity

Heart Healthy

If applied correctly, these labels will help our consumers to realize how Dole enables them

Rich in Antioxidants & Fiber

Rich in Antioxidant Vitamin C

to lead healthy, vibrant lives.

100% Natural

100% Natural

Release 2 03.22.13

5.3
Packaging

# Gallery of Examples

Dole

Dole

Dole
Caesar Salad Kit
Kits

Dole
Whole Strawberries

Dole
Pineapple Chunks
in 100% Juice

Dole
Mandarin Oranges
in light syrup

Release 2 • 03.22.13

5.3

Packaging

Gallery of Examples

All package designs are subject to change over time, at the discretion of the divisional Marketing groups; designs should reflect the principles laid out in the guidelines.

Release 2 03.22.13

Exhibit C

ASIA FRESH NON-ASIA BUSINESS

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Bananas	*	*	*	*	*	*

*	Fresh Garlic	*	*	*	*	*	*

*	Bananas, Pineapple	*	*	*	*	*	*

*	Potential: Bananas, Fresh Garlic	*	*	*	*	*	*

*	Bananas, Pineapple	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

ASIA FRESH NON-ASIA BUSINESS

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Bananas, Pineapple	*	*	*	*	*	*

*	Bananas, Pineapple	*	*	*	*	*	*

*	Bananas, Pineapple	*	*	*	*	*	*

*	Pineapple	*	*	*	*	*	*

*	Bananas, Pineapple	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

ASIA FRESH NON-ASIA BUSINESS

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Pineapple	*	*	*	*	*	*

*	Bananas	*	*	*	*	*	*

*	Bananas, Pineapple	*	*	*	*	*	*

*	Bananas, Pineapple, Papaya, Mango; Fresh Garlic and Pomelo	*	*	*	*	*	*

*	Bananas, Pineapple, Sweet Corn	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

ASIA FRESH NON-ASIA BUSINESS

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Bananas, Pineapple Fresh Garlic	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

ASIA FRESH NON-ASIA BUSINESS

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Table grapes	*	*	*	*	*	*

*	Bananas	*	*	*	*	*	*

*	Organic bananas	*	*	*	*	*	*

*	Apple, Kiwi	*	*	*	*	*	*

*	Organic bananas	*	*	*	*	*	*

*	Grapefruit, Oranges	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

ASIA FRESH NON-ASIA BUSINESS

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Pineapple	*	*	*	*	*	*

*	Broccoli, Lettuce, Celery, Carrots, Brussels sprouts, Asparagus, Cauliflower	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

ASIA FRESH NON-ASIA BUSINESS

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

Outside suppliers

*	Cherries, Blueberry, Grapes, Fresh Figs	*	*	*	*	*	*

*	Yellow Dragon Fruits	*	*	*	*	*	*

*	Grapes	*	*	*	*	*	*

*	Citrus	*	*	*	*	*	*

*	Persimmon, Stone Fruits, Melon, Cherries	*	*	*	*	*	*

*	Dried Apricots, Citrus, cherries	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

ASIA FRESH NON-ASIA BUSINESS

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Navel Oranges, Valencia Oranges, Gala Apple, Washinton Apple, Granny Smith Apple, Grapes	*	*	*	*	*	*

*	Valencia Oranges	*	*	*	*	*	*

*	Grapes, Stone Fruits, Oranges, Cherries etc	*	*	*	*	*	*

*	All berries, Cantalope, Stone fruits, Grapes	*	*	*	*	*	*

* Confidential treatment requested

DOLE PROPRIETARY AND CONFIDENTIAL INFORMATION

EXHIBIT D

ASSIGNED TRADEMARKS

TRADEMARKS IN ASIA PLUS AUSTRALIA/NEW ZEALAND

RELATED EXCLUSIVELY TO FRESH PRODUCTS OR FRESH PRODUCTS AND PACKAGED PRODUCTS

PURSUANT TO SECTION 11.4(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Australia	BOBBY BANANA	Dole Food Company, Inc.	Registered	1106953	4-Apr-06	1106953	4-Apr-06	31 Int.	Fresh fruit, namely bananas.

Australia	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	1106951	4-Apr-06	1106951	4-Apr-06	31 Int.	Fresh fruit, namely bananas.

Australia	BOBBY BANANA & Design (Surfing Bobby)	Dole Food Company, Inc.	Registered	1105423	24-Mar-06	1105423	24-Mar-06	31 Int.	Fresh fruit, namely bananas.

Australia	BUD & BANDED ROSEBUD DESIGN	Bud Antle, Inc.	Registered	A571257	23-Jan-92	571257	23-Jan-92	31 Int.	FRESH FRUITS AND VEGETABLES.

Australia	BUD SPECIAL & DESIGN	Bud Antle, Inc.	Registered	573244	28-Feb-92	573244	21-Apr-94	31 Int.	Fresh vegetables

Australia	CABANA	Standard Fruit & Steamship Co.	Registered	218219	2-Apr-68	218219	1-Jul-70	31 Int.	Bananas.

Australia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	425911	26-Apr-85	A425911	15-Nov-88	31 Int.	Fresh fruits and fresh vegetables.

Australia	ROSEBUD DESIGN	Bud Antle, Inc.	Registered	573039	25-Feb-92	A573039	25-Feb-92	31 Int.	Fresh fruits and vegetables

Australia	SWEETIO	Dole Food Company, Inc.	Registered	1104645	20-Mar-06	1104645	20-Mar-06	31 Int.	Fresh fruit and fresh vegetables.

Bangladesh	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	122552	19-Apr-09			31 Int.	Fresh fruits and fresh vegetables.

Bangladesh	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

China (People’s Republic)	BOBBY BANANA	Dole Food Company, Inc.	Registered	6446727	19-Dec-07	6446727	7-May-10	31 Int.	Fresh fruit, namely bananas.

China (People’s Republic)	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	6446500	19-Dec-07	6446500	7-May-10	31 Int.	Fresh fruit, namely bananas.

China (People’s Republic)	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered			518737	10-May-90	31 Int.	Fresh fruits and vegetables

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered	8839308		360838	10-Sep-89	31 Int.	Fresh vegetables

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered			384445	20-Sep-89	31 Int.	Fresh Fruits

China (People’s Republic)	DOLE & DOLE IN CHINESE CHARACTERS (DUH-LER)	Dole Food Company, Inc.	Registered	90031315	2-Aug-90	559198	20-Jul-91	31 Int.	Fresh fruits and vegetables, nuts (fruits), peanuts (fruits).

China (People’s Republic)	DOLE & DOLE IN CHINESE CHARACTERS (DU-LER)	Dole Food Company, Inc.	Registered	90031314	2-Aug-90	559196	20-Jul-91	31 Int.	Fresh fruits and vegetables, nuts (fruit), peanuts (fruit).

China (People’s Republic)	DOLE & DOLE IN CHINESE CHARACTERS (DUO-LER)	Dole Food Company, Inc.	Registered	90031316	2-Aug-90	559197	20-Jul-91	31 Int.	Fresh fruits and vegetables, nuts (fruits) peanuts (fruits).

China (People’s Republic)	DOLE & DOLE IN CHINESE CHARACTERS (TAU-LER)	Dole Food Company, Inc.	Registered	90031284	2-Aug-90	559199	20-Jul-91	31 Int.	Fresh fruits and vegetables, nuts (fruit), peanuts (fruits)

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8839296		360837	10-Sep-89	31 Int.	Fresh vegetable

China (People’s Republic)	DOLE & Sun Design	Dole Food Company, Inc.	Registered			384446	20-Sep-89	31 Int.	Fresh Fruits

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/089337	22-Jun-00	1654721	21-Oct-01	31 Int.	Fresh fruits; citrus fruits; fresh vegetables; leaf vegetables; root vegetables; fruit vegetables; salad vegetables; stem vegetables; legume vegetables; nuts (fruits)

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS IN ASIA PLUS AUSTRALIA/NEW ZEALAND

RELATED EXCLUSIVELY TO FRESH PRODUCTS OR FRESH PRODUCTS AND PACKAGED PRODUCTS

PURSUANT TO SECTION 11.4(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN (SIMPLIFIED)	Dole Food Company, Inc.	Pending	11093976	19-Jun-12			31 Int.	Fresh fruit; fresh vegetables; edible boots of plants; nuts (fruits); raw cocoa beans; unprocessed beans; grains; seeds of plants; algea for human or animal consumption; polen [raw material]; malt for brewing and distilling.

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN (SIMPLIFIED)	Dole Food Company, Inc.	Pending	11093978	15-Jun-12			31 Int.	Fresh fruits; fresh vegetables; raw cocoa beans; unprocessed beans; nuts (fruit); grains; seeds of plants; algea for human or animal consumption; pollen [raw material] malt for brewing and distilling.

China (People’s Republic)	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Registered	8839301	29-Oct-88	360835	10-Sep-89	31 Int.	Fresh vegetables

China (People’s Republic)	DOLE (in katakana)	Dole Food Company, Inc.	Registered			384444	20-Sep-89	31 Int.	Fresh Fruits

China (People’s Republic)	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	11404991	10-Sep-12			31 Int.	Fresh fruit; fresh vegetables; unprocessed edible seeds and nuts.

China (People’s Republic)	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	11404991	10-Sep-12			31 Int.	Fresh fruit; fresh vegetables; unprocessed edible seeds and nuts.

China (People’s Republic)	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

China (People’s Republic)	SWEETIO	Dole Food Company, Inc.	Registered	5602388	12-Sep-06	5602388	7-Jun-09	31 Int.	Fresh fruits; citrus fruits; fresh vegetables; leaf vegetables; root vegetables; fruit vegetables; salad vegetables; stem vegetables; legume vegetables; nuts (fruit).

China (People’s Republic)	SWEETIO in Chinese Characters	Dole Food Company, Inc.	Registered	5602389	12-Sep-06	5602389	7-Jun-09	31 Int.	Fresh fruits; citrus fruits; fresh vegetables; leaf vegetables; root vegetables; fruit vegetables; salad vegetables; stem vegetables; legume vegetables; nuts (fruit).

China (People’s Republic)	TROPICAL GOLD	Dole Food Company, Inc.	Registered	6446729	19-Dec-07	6446729	14-Nov-09	31 Int.	Fresh fruit.

China (People’s Republic)	YOUR CHOICE	Dole Food Company, Inc.	Registered	6446499	19-Dec-07	6446499	13-Nov-09	31 Int.	Fresh fruit.

European Community	DOLE FRUITY SNACKS	Dole Food Company, Inc.	Pending	10566057	17-Jan-12	10566057	17-Jan-12	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits.

Hong Kong	BOBBY BANANA	Dole Food Company, Inc.	Registered	301014939	17-Dec-07	301014939	17-Dec-07	31 Int.	Fresh fruit; bananas.

Hong Kong	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	301014993	17-Dec-07	301014993	17-Dec-07	31 Int.	Fresh fruit; bananas.

Hong Kong	BUD OF CALIFORNIA FRESH AS TOMORROW & ROSEBUD DES	Bud Antle, Inc.	Registered		19-May-72	B290/1973	29-Mar-73	31 Int.	Fresh fruits and vegetables.

Hong Kong	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	6524/91	6-Sep-91	1996B5902AA	6-Sep-91	31 Int.	Fresh fruits and fresh vegetables.

Hong Kong	DOLE (IN CHINESE CHARACTERS) (DU-LER)	Dole Food Company, Inc.	Registered	2355/90	20-Mar-90	1487/1992	16-Apr-92	31 Int.	Fresh fruit and vegetables

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS IN ASIA PLUS AUSTRALIA/NEW ZEALAND

RELATED EXCLUSIVELY TO FRESH PRODUCTS OR FRESH PRODUCTS AND PACKAGED PRODUCTS

PURSUANT TO SECTION 11.4(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Hong Kong	DOLE SWEETIO	Dole Food Company, Inc.	Registered	300896220	21-Jun-07	300896220	21-Jun-07	31 Int.	Fresh fruits; citrus fruits; fresh vegetables; leaf vegetables; root vegetables; fruit vegetables; salad vegetables; stem vegetables; legume vegetables; nuts (fruit).

Hong Kong	DOLE SWEETIO (Sun Design)	Dole Food Company, Inc.	Registered	300696231	7-Aug-06	300696231	7-Aug-06	31 Int.	Fresh fruits; citrus fruits; fresh vegetables; leaf vegetables; root vegetables; fruit vegetables; salad vegetables; stem vegetables; legume vegetables; nuts (fruit).

Hong Kong	EARLI-BEST	Dole Citrus	Registered	7091/91	27-Sep-91	B2056/94	27-Sep-91	31 Int.	Fresh fruits and vegetables

Hong Kong	FIESTA	Dole Citrus	Registered	7088/91	27-Sep-91	3435/93	24-Aug-93	31 Int.	Fresh fruits and vegetables.

Hong Kong	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Hong Kong	SUN GIANT	Dole Food Company, Inc.	Registered	976A/81	9-Apr-81	286/84	15-Feb-84	31 Int.	Fresh fruits, vegetables and nuts.

Hong Kong	SUN GIANT & SUNRISE DESIGN	Dole Food Company, Inc.	Registered	3079/91	11-May-91	2283/93	11-May-91	31 Int.	Fresh fruits & fresh vegetables.

Hong Kong	SWEETIO (in Chinese Characters)	Dole Food Company, Inc.	Registered	300696213	7-Aug-06	300696213	7-Aug-06	31 Int.	Fresh fruits; citrus fruits; fresh vegetables; leaf vegetables; root vegetables; fruit vegetables; salad vegetables; stem vegetables; legume vegetables; nuts (fruit).

Hong Kong	TROPICAL GOLD	Dole Food Company, Inc.	Registered	301014911	17-Dec-07	301014911	17-Dec-04	31 Int.	Fresh fruit.

Hong Kong	YOUR CHOICE [DOLE YOUR CHOICE]	Dole Food Company, Inc.	Registered	301014920	17-Dec-07	301014920	17-Dec-07	31 Int.	Fresh fruit.

India	BOBBY BANANA	Dole Food Company, Inc.	Pending	1630776	13-Dec-07			31 Int.	Fresh fruit; namely bananas.

India	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	1630776	13-Dec-07	1630776	13-Dec-07	31 Int.	Fresh fruit; namely bananas.

India	DOLE SWEETIO	Dole Food Company, Inc.	Registered	1630775	13-Dec-07	1630775	13-Dec-07	31 Int.	Fresh fruit.

India	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

India	TROPICAL GOLD	Dole Food Company, Inc.	Pending	1630771	13-Dec-07			31 Int.	Fresh fruit.

India	YOUR CHOICE	Dole Food Company, Inc.	Registered	1630768	13-Dec-07	1630768	13-Dec-07	31 Int.	Fresh fruit.

Indonesia	DOLE	Dole Food Company, Inc.	Registered			396842	2-Oct-63	31 Int.	Frozen fresh fruits .

Indonesia	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Indonesia	TROPICAL GOLD	Dole Food Company, Inc.	Pending	D002008 031760	29-Aug-08			31 Int.	Fresh fruit.

Japan	BAJELLA W/KATAKANA EQUIVALENT	Dole Food Company, Inc.	Registered	2435/1968	17-Jan-68	866301	25-Jul-70	31 Int.	Fresh fruits.

Japan	BOBBY BANANA	Dole Food Company, Inc.	Registered	2006-27493	28-Mar-06	5011563	15-Dec-06	31 Int.	Fresh fruit, namely bananas.

Japan	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	2006-027494	28-Mar-06	5011564	15-Dec-06	31 Int.	Fresh fruit, namely bananas.

Japan	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	90936/1989	10-Aug-89	2541211	31-May-93	31 Int.	Vegetables and fruits.

Japan	CABANA	Dole Food Company, Inc.	Registered	10-017374	3-Mar-98	4276506	28-May-99	31 Int.	Fruits and Vegetables

Japan	CALPAC & DESIGN	Dole Fresh Vegetables, Inc.	Registered	5-86736	25-Aug-93	3180830	31-Jul-96	31 Int.	Fruits and vegetables (excluding tea leaves).

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	44231/1985	1-May-85	2080510	30-Sep-88	29 Int., 31 Int.	Vegetables, fruit, canned vegetables, canned fruit, other processed vegetables, and fruit and other goods belonging to this class.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS IN ASIA PLUS AUSTRALIA/NEW ZEALAND

RELATED EXCLUSIVELY TO FRESH PRODUCTS OR FRESH PRODUCTS AND PACKAGED PRODUCTS

PURSUANT TO SECTION 11.4(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Japan	DOLE & SUN DESIGN FRESH CUT FRUIT (IN ENG & KATA)	Dole Food Company, Inc.	Registered	39806/1988	8-Apr-88	2410469	29-May-92	29 Int., 31 Int.	(29) Frozen fruits; processed fruits.; (31) Fruits.

Japan	DOLE GOKUSEN	Dole Food Company, Inc.	Registered	2010-063468	10-Aug-10	5385085	21-Jan-11	31 Int.	Fresh fruit and vegetables.

Japan	DOLE GOKUSEN (in Kanji)	Dole Food Company, Inc.	Registered	2010-063467	10-Aug-10	5385084	21-Jan-11	31 Int.	Fresh fruit and fresh vegetables.

Japan	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	2011-091061	19-Dec-11	5498305	1-Jun-12	31 Int.	Fresh Fruits; fresh vegetables; fresh-cut fruits; fresh-cut vegetables

Japan	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Japan	SUN GIANT & SUNRISE DESIGN	Bud Antle, Inc.	Registered	79003/94	5-Aug-94	3268665	12-Mar-97	31 Int.	Vegetables (excluding leaf tea).

Japan	SWEETIO	Dole Food Company, Inc.	Registered	2000-025334	15-Mar-00	4466334	13-Apr-01	31 Int.	Fresh fruit

Japan	SWEETIO & SWEETIO in Katakana	Dole Food Company, Inc.	Registered	2000-49924	9-May-00	4573450	31-May-02	31 Int.	Bananas.

Japan	SWEETIO ECO PINE	Dole Food Company, Inc.	Registered	2009-15715	5-Mar-09	5268687	2-Oct-09	29 Int., 31 Int., 32 Int.	Preserved pineapples; canned pineapples; processed pineapples; canned fresh-cut pineapples; frozen pineapples; dried pineapples; cooked pineapples.; Fresh pineapples (including fresh-cut pineapples and sliced pineapples). ; Non-alcoholic beverages made of pineapples; fruit drinks and fruit juices [made of pineapples]; fruit punch made of pineapples; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, and soft drinks [made of pineapples].

Japan	SWEETIO ECO PINEAPPLE	Dole Food Company, Inc.	Registered	2009-15714	5-Mar-09	5268686	2-Oct-09	29 Int., 31 Int., 32 Int.	Preserved pineapples; canned pineapples; processed pineapples; canned fresh-cut pineapples; frozen pineapples; dried pineapples; cooked pineapples.; Fresh Pineapples (including fresh-cut pineapples and sliced pineapples).; Non-alcoholic beverages made of pineapples; fruit drinks and fruit juices [made of pineapples]; fruit punch made of pineapples; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, and soft drinks [made of pineapples].

Japan	SWEETIO ECO PINEAPPLE in Katakana	Dole Food Company, Inc.	Registered	2009-15716	5-Mar-09	5268688	2-Oct-09	29 Int., 31 Int., 32 Int.	Preserved pineapples; canned pineapples; processed pineapples; canned fresh-cut pineapples; frozen pineapples; dried pineapples; cooked pineapples.; Fresh Pineapples (including fresh-cut pineapples and sliced pineapples).; Non-alcoholic beverages made of pineapples; fruit drinks and fruit juices [made of pineapples]; fruit punch made of pineapples; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, and soft drinks [made of pineapples].

Japan	SWI:TIO (SWEETIO)	Dole Food Company, Inc.	Registered	2000-025340	15-Mar-00	4466338	13-Apr-01	31 Int.	Fresh fruit.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS IN ASIA PLUS AUSTRALIA/NEW ZEALAND

RELATED EXCLUSIVELY TO FRESH PRODUCTS OR FRESH PRODUCTS AND PACKAGED PRODUCTS

PURSUANT TO SECTION 11.4(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Japan	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2007-77344	10-Jul-07	5150575	11-Jul-08	31 Int.	Fresh fruit.

Korea, Republic of	BOBBY BANANA	Dole Food Company, Inc.	Registered	402006-14357	20-Mar-06	40-0700312	28-Feb-07	31 Int.	Fresh fruit, namely bananas.

Korea, Republic of	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	402006-14360	20-Mar-06	40-0700328	28-Feb-07	31 Int.	Fresh fruit, namely bananas.

Korea, Republic of	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	8038	1-Nov-69	19659	23-Jun-70	29 Int., 31 Int.	Canned Fruits, Canned Vegetables, Pineapple, Bananas, Loquats, Peaches, Grapes, Oranges;

Korea, Republic of	DOLE SWEETIO & SWEETIO in Korean char. & Design	Dole Food Company, Inc.	Registered	40200146629	24-Oct-01	582605	14-May-04	31 Int.	Fresh bananas, fresh pineapples, fresh oranges, fresh apples, fresh grapes, fresh strawberries, fresh kiwi fruits, fresh pears.

Korea, Republic of	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	not yet assigned				31 Int.	Fresh fruit; fresh vegetables; unprocessed edible seeds and nuts.

Korea, Republic of	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Korea, Republic of	SUN GIANT	Bud Antle, Inc.	Registered	86-9478	24-May-86	141003	27-May-87	29 Int., 31 Int.	(29) Almonds, pistachios, raisins.; (31) Orange, grapefruit, lemon, tangerine, peach, plum, nectarine, apricot, grape, carrot, asparagus, potato, brussel sprout, cauliflower, escarole, corn, leek, radish, pimentos, cabbage, cucumber, pomegranate, persimmon, kiwi, lettus, tomato, eggplant.;

Laos	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	19019	18-Nov-08	18419	18-Nov-08	31 Int.	Fresh fruits and fresh vegetables.

Malaysia	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	5086/89	22-Aug-89	MA/5086/89	22-Aug-89	31 Int.	Fresh fruits & fresh vegetables

Malaysia	BUD SPECIAL & DESIGN	Bud Antle, Inc.	Registered	92/01412	6-Mar-92	92/01412	6-Mar-92	31 Int.	Celery

Malaysia	DOLE	Dole Food Company, Inc.	Registered	2010025161	30-Dec-10	2010025161	30-Dec-10	31 Int.	Fresh fruits and fresh vegetables.

Malaysia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8022205	6-Nov-08	8022205	6-Nov-08	31 Int.	Fresh fruits and fresh vegetables.

Malaysia	ECO PINE	Dole Food Company, Inc.	Pending	9019106	30-Oct-09			31 Int.	Fresh fruit.

Malaysia	FIESTA	Dole Citrus	Registered	MA/5017/91	24-Aug-91	91005017	24-Aug-91	31 Int.	Fresh fruits and vegetables.

Malaysia	HEATABLES	Dole Food Company, Inc.	Pending	09000916	16-Jan-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

Malaysia	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Malaysia	SUN GIANT & ARC DESIGN	Bud Antle, Inc.	Registered	MA/3031/90	31-May-90	3031/90	31-May-90	31 Int.	Fresh fruits and fresh vegetables

Malaysia	SUN GIANT & SUNRISE DESIGN	Bud Antle, Inc.	Registered	91/03604	15-Jul-91	91/03604	13-Jul-95	31 Int.	FRESH FRUITS & FRESH VEGETABLES

New Zealand	B’ALTO	Dole Food Company, Inc.	Registered	647392	23-Oct-01	647392	13-May-02	31 Int.	Fresh bananas; fresh fruits and vegetables.

New Zealand	B’ALTO & DESIGN	Dole Food Company, Inc.	Registered	650972	10-Jan-02	650972	11-Jul-02	31 Int.	Fresh bananas; fresh fruit and vegetables.

New Zealand	BOBBY BANANA	Dole Food Company, Inc.	Registered	744827	20-Mar-06	744827	20-Mar-06	31 Int.	Fresh fruit, namely bananas.

New Zealand	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	774827	20-Mar-06	774827	20-Mar-07	31 Int.	Fresh fruit, namely bananas.

New Zealand	DOLE	Dole Food Company, Inc.	Registered	104604	3-Sep-75	104604	3-Sep-75	31 Int.	Fresh fruits and vegetables

New Zealand	DOLE GINGER TIGER	Dole Food Company, Inc.	Registered	844161	20-Jun-11	844161	20-Jun-11	31 Int.	Fresh fruits and fresh vegetables.

New Zealand	ETHICAL CHOICE and Design	Dole Food Company, Inc.	Pending	957976	10-Apr-12			31 Int.	Fresh fruit and fresh vegetables.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS IN ASIA PLUS AUSTRALIA/NEW ZEALAND

RELATED EXCLUSIVELY TO FRESH PRODUCTS OR FRESH PRODUCTS AND PACKAGED PRODUCTS

PURSUANT TO SECTION 11.4(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

New Zealand	ETHICAL CHOICE SUPPORTING DOLE’S ETHICS INITIATIVES WWW.DOLENZ.CO.NZ AND DESIGN	Dole Food Company, Inc.	Pending new	965452	13-Sep-12			31 Int.	Fresh fruit and fresh vegetables.

New Zealand	GO BANANAS	Dole Food Company, Inc.	Registered	744829	20-Mar-06	744829	20-Mar-06	31 Int.	Fresh fruit, namely bananas.

New Zealand	OBANANA Stylised & Design	Dole Food Company, Inc.	Registered	649978	12-Dec-01	649978	12-Dec-01	31 Int.	Fresh bananas; fresh fruits and vegetables.

New Zealand	SUN GIANT	Bud Antle, Inc.	Registered	136706	6-Apr-81	136706	29-Mar-84	31 Int.	Fresh fruits including berries and nuts and fresh vegetables.

New Zealand	SWEETIO	Dole Food Company, Inc.	Registered	744826	20-Mar-06	744826	20-Mar-06	31 Int.	Fresh fruit.

New Zealand	TROPICAL GOLD	Dole Food Company, Inc.	Registered	668246	13-Nov-02	668246	13-Nov-02	31 Int.	Fresh fruit and vegetables; fresh pineapples.

Pakistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	270402	30-Jul-09			31 Int.	Fresh fruits and fresh vegetables.

Pakistan	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Philippines	BOBBY BANANA	Renaissance Capital Corp.	Registered	4-2006-009400	25-Aug-06	4-2006-009400	21-Jul-08	31 Int.	Fresh fruit, namely bananas.

Philippines	BOBBY BANANA & Design (Standing Bobby)	Renaissance Capital Corp.	Registered	4-2006-009401	25-Aug-06	4-2006-009401	22-Oct-07	31 Int.	Fresh fruit, namely bananas.

Philippines	DOLE JUST LETTUCE	Renaissance Capital Corp.	Registered	4-2005-010134	13-Oct-05	4-2005-010134	10-Dec-07	29 Int., 31 Int.	(29) Processed and fresh-cut vegetables.; (31) Fresh fruit; fresh vegetables.

Philippines	EVERICH	Renaissance Capital Corp.	Registered	4-2011-500345	8-Mar-11	4/2011/500345	7-Jul-11	31 Int.	Fresh fruits and fresh vegetables.

Philippines	FRESH DISCOVERIES	Renaissance Capital Corp.	Registered	4-2005-01037	13-Oct-05	4-2005-01037	13-Aug-07	29 Int., 31 Int.	(29) Processed and fresh-cut fruits and vegetables;; (31) Fresh fruit; fresh vegetables.

Philippines	GREENER SELECTION	Renaissance Capital Corp.	Registered	4-2005-10136	13-Oct-05	4-2005-10136	13-Aug-07	29 Int., 31 Int.	(29) Processed and fresh-cut fruits and vegetables;; (31) Fresh fruit; fresh vegetables.

Philippines	MAKE EVERY DAY SHINE	Renaissance Capital Corp.	Pending	not yet assigned		4-2012-502290	3-Sep-12	31 Int.	Fresh fruit; fresh vegetables; unprocessed edible seeds and nuts.

Philippines	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Philippines	TROPICAL GOLD	Renaissance Capital Corp.	Registered	4-2003-0001938	28-Feb-03	4-2003-001938	28-Aug-05	31 Int.	Fresh pineapples.

Philippines	VERY VEGGIE	Renaissance Capital Corp.	Registered	4-2005-010135	13-Oct-05	4-2005-010135	10-Dec-07	29 Int., 31 Int.	(29) Processed and fresh-cut vegetables.; (31) Fresh fruit; fresh vegetables.

Philippines	YOUR CHOICE	Renaissance Capital Corp.	Registered	4-2008-002892	11-Mar-08	4-2008-002892	4-Aug-08	31 Int.	Fresh fruit.

Singapore	BOBBY BANANA	Dole Food Company, Inc.	Registered	T08000090Z	4-Jan-08	T08000090Z	4-Jan-08	31 Int.	Fresh fruit; namely bananas.

Singapore	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	T08000089F	4-Jan-08	T08000089F	4-Jan-08	31 Int.	Fresh fruit; namely bananas.

Singapore	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	S/5403/89	17-Aug-89	S 5403/89	31-Jan-91	31 Int.	Fresh fruits & fresh vegetables

Singapore	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1917/85	4-May-85	T8501917B	4-May-85	31 Int.	Fresh fruits and fresh vegetables.

Singapore	DOLE & SUN DESIGN IN SIMPLIFIED CHINESE CHARACTERS	Dole Food Company, Inc.	Registered	S/9438/91	19-Oct-91	9438/91	19-Oct-91	31 Int.	Fresh fruits and vegetables.

Singapore	DOLE SWEETIO	Dole Food Company, Inc.	Registered	T08000092F	4-Jan-08	T08000092F	4-Jan-08	31 Int.	Fresh fruit.

Singapore	ECO PINE	Dole Food Company, Inc.	Registered	T0912504H	30-Oct-09	T0912504H	30-Oct-09	31 Int.	Fresh fruit.

Singapore	ECO PINEAPPLE	Dole Food Company, Inc.	Registered	T0912509I	30-Oct-09	T0912509I	30-Oct-09	31 Int.	Fresh fruit.

Singapore	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Singapore	SUN GIANT	Bud Antle, Inc.	Registered			1741/81	16-Apr-81	31 Int.	Fresh fruits and vegetables.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS IN ASIA PLUS AUSTRALIA/NEW ZEALAND

RELATED EXCLUSIVELY TO FRESH PRODUCTS OR FRESH PRODUCTS AND PACKAGED PRODUCTS

PURSUANT TO SECTION 11.4(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Singapore	SUN GIANT	Bud Antle, Inc.	Registered	4893/81		4893/81	4-Nov-81	31 Int.	Nuts (fruits), ivory nuts (fruit of ivory palm), kola nuts and palm nuts that were not included in Reg. No. 1741/81.

Singapore	TROPICAL GOLD	Dole Food Company, Inc.	Registered	T0800095J	4-Jan-08	T0800095J	4-Jan-08	31 Int.	Fresh fruit.

Singapore	YOUR CHOICE	Dole Food Company, Inc.	Registered	T08/00097G	4-Jan-08	T08/00097G	4-Jan-08	31 Int.	Fresh fruit.

Taiwan	BOBBY BANANA	Dole Food Company, Inc.	Registered	(95) 36744	18-Jul-06	1256826	1-Apr-07	31 Int.	Fresh fruit, namely bananas.

Taiwan	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	(95) 36746	18-Jul-06	1256827	1-Apr-07	31 Int.	Fresh fruit, namely bananas.

Taiwan	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	78-055585	12-Dec-89	494383	16-Aug-90	29 Int., 31 Int.	(29) Canned fruits and vegetables.; (31) Fresh fruits and vegetables

Taiwan	DOLE & DOLE IN CHINESE CHARACTERS (DUH-LER)	Dole Food Company, Inc.	Registered	79-004154		500249	1-Oct-91	29 Int., 31 Int.	(29) Canned, dried, salted, dehydrated fruits and vegetables, canned fruit coctail, roasted, salted, flavored, shelled and unshelled nuts, fruit jams, frozen fresh fruit. (31) Fresh fruits and vegetables.; ;

Taiwan	DOLE & DOLE IN CHINESE CHARACTERS (DU-LER)	Dole Food Company, Inc.	Registered	79-004151		500248	1-Oct-90	29 Int., 31 Int.	(29) Canned, dried, salted, dehydrated fruits and vegetables, canned fruit coctail, roasted, salted, flavored, shelled and unshelled nuts, fruit jams, frozen fresh fruit.; (31) Fresh fruits and vegetables.;

Taiwan	DOLE & DOLE IN CHINESE CHARACTERS (TAU-LER)	Dole Food Company, Inc.	Registered	79-004157		500250	1-Oct-90	29 Int., 31 Int.	(29) Canned, dried, salted, dehydrated fruits and vegetables, canned fruit coctail, roasted, salted, flavored, shelled and unshelled nuts, fruit jams, frozen fresh fruit.; (31) Fresh fruits and vegetables.;

Taiwan	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered		1-Apr-80	140942	1-Aug-81	29 Int., 31 Int.	(29) Various kinds of canned fruits and vegetables.; (31) Various kinds of fresh fruits and fresh vegetables.

Taiwan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	74-22698	30-May-85	325433	16-May-86	29 Int., 31 Int.	(29) Dried, salted and tinned fruits and vegetables.; (31) Various kinds of fresh fruits and fresh vegetables.

Taiwan	ECO PINE (DOLE & SUN) Design	Dole Food Company, Inc.	Registered			1482584	1-Nov-11	31 Int.	Fresh fruit.

Taiwan	SUN GIANT & SUNRISE DESIGN	Bud Antle, Inc.	Registered	80-010429	12-Mar-91	546501	1-Jan-92	31 Int.	Fresh fruits and vegetables.

Taiwan	SWEETIO	Dole Food Company, Inc.	Registered	(95) 36747	18-Jul-06	1256828	1-Apr-07	31 Int.	Fresh fruit.

Taiwan	SWEETIO in Chinese Characters	Dole Food Company, Inc.	Registered	(95) 40432	8-Aug-06	1266981	16-Jun-07	31 Int.	Fresh fruit.

Taiwan	TROPICAL GOLD	Dole Food Company, Inc.	Registered	(95) 36748	18-Jul-06	1259109	16-Apr-07	31 Int.	Fresh fruit.

Thailand	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Viet Nam	BUD & BANDED ROSEBUD DESIGN	Bud Antle, Inc.	Registered	13130	5-Apr-93	10933	28-Jan-94	31 Int.	Fresh fruits and vegetables

Viet Nam	CABANA on Red S w/ Crown	Dole Food Company, Inc.	Registered	N-2859/93	4-May-93	10864	4-May-93	31 Int.	Fresh fruits and vegetables.

Viet Nam	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

Viet Nam	SUN GIANT and Sunrise Design	Bud Antle, Inc.	Registered	N-2854/93	4-May-93	11075	15-Feb-94	29 Int., 31 Int.	(29) Prepared and dried fruits and vegetables;; (31) Fresh fruits and vegetables.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Argentina	DOLE	Renaissance Capital Corp.	Registered	1760153	8-Aug-90	2517749	31-May-94	29 Int.	Dried or canned greens, vegetables, legumes and fruits.

Argentina	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	1808110	17-Jul-91	2004888	31-May-94	29 Int.	Canned, processed and dried fruits and vegetables; nuts; frozen and chilled fruits; canned pineapple, canned fruits and canned vegetables.

Australia	DOLE	Dole Food Company, Inc.	Registered		7-Mar-50	101751	7-Mar-64	29 Int.	Canned fruits, canned fruit cocktail; frozen fresh fruit.

Australia	DOLE	Dole Food Company, Inc.	Registered	1216419	18-Dec-07	1216419	18-Dec-07	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Australia	DOLE	Dole Food Company, Inc.	Registered		7-Mar-64	A193368	11-Jun-65	32 Int.	Canned fruit juices.

Australia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	553237	3-Apr-91	553237	3-Apr-91	29 Int.	Preserved, dried, cooked, & canned or bottled fruits and vegetables; nuts in this class; frozen and frosted fruits and all other goods in this class.

Australia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	425910	26-Apr-85	B425910	15-Nov-88	30 Int.	Frozen confections and soft serve dessert mix.

Australia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	425912	26-Apr-85	A425912	15-Nov-88	32 Int.	Fresh juices, fruit juice drinks, frozen fruit juice concentrates.

Australia	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	1096409	30-Jan-06	1096409	30-Jan-06	29 Int.	Processed fruit, including pre-packaged processed fruit; processed fruit packed in a plastic container; sweetened and fruit flavored gelatins, also including processed fruit in a plastic cup.

Australia	DOLICIOUS	Dole Food Company, Inc.	Registered	1344511	8-Feb-10	1344511	8-Feb-10	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

Australia	FRUIT BOWL	Dole Food Company, Inc.	Registered	985314	19-Jan-04	985314	19-Jan-04	29 Int.	All snack foods and health foods in this class, including, but not limited to snack foods containing dairy products, snack foods containing fruit and fruit substitutes, and including health and snack foods being preserved fruit, cooked fruits, preserved, dried, or cooked vegetables, jellies, fruit jellies, jams, fruit sauces, and food containing meat, poultry and game.

Australia	SWEETIO	Dole Food Company, Inc.	Registered	1216420	18-Dec-07	1216420	18-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Australia	SWEETIO	Dole Food Company, Inc.	Registered	1216422	18-Dec-07	1216422	18-Dec-07	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages namely fruit drinks, fruit juices, lemonades and soft drinks.

Austria	PLANTATION & DESIGN	Dole Food Company, Inc.	Registered			41494	19-Jun-59	29 Int.	Canned pineapple

Bahrain	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	51/91	25-Feb-91	13970	25-Feb-91	29 Int.	Canned fruits, processed fruits, nuts and vegetables.

Barbados	DOLE	Dole Food Company, Inc.	Registered		24-May-63	81/16776	24-May-63	29 Int.	Canned fruit, fruit cocktail, canned vegetables, pie filling.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Belize	DOLE & Sun Design	Dole Food Company, Inc.	Registered	59702	3-Jun-02	597.02	3-Jun-02	29 Int.	Preserved, processed, dried, cooked, canned or bottled fruits and vegetables; preserved, processed fruit and vegetable products all included in class 29.

Benelux	PLANTATION	Dole Food Company, Inc.	Registered	501710	12-Jan-71	685	12-Jan-71	29 Int.	Canned pineapple.

Benelux	PLANTATION & Design	Dole Food Company, Inc.	Registered	501843		844	13-Jan-71	29 Int.	Canned fruits

Bermuda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	21409	25-Jul-91	21409	25-Jul-91	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.

Bulgaria	HEATABLES	Dole Food Company, Inc.	Registered	107818	20-Jan-09	75103	20-Jan-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

Canada	BOLS DE FRUITS	Dole Food Company, Inc.	Registered	1067250	17-Jul-00	TMA564357	5-Jul-02	29 Int.	Processed fruit, namely peaches, pears, oranges, grapes, cherries, and pineapple.

Canada	BOLS DE GEL ET FRUITS	Dole Food Company, Inc.	Registered	1102447	4-May-01	TMA607058	6-Apr-04	29 Int.	Sweetened and fruit flavored gelatine like substances, also including processed fruit, in a plastic cup.

Canada	FRUIT BOWLS	Dole Food Company, Inc.	Registered	1065542	30-Jun-00	TMA578655	1-Apr-03	29 Int.	Pre-packaged processed fruit; processed fruit packed in a plastic container.

Canada	FRUIT BOWLS	Dole Food Company, Inc.	Registered	883927	10-Jul-98	TMA525511	22-Mar-00	29 Int.	Processed fruit, namely peaches, pears, oranges, grapes & cherries

Canada	FRUIT-N-GEL BOWLS	Dole Food Company, Inc.	Registered	1096198	15-Mar-01	TMA605843	19-Mar-04	30 Int.	Sweetened and fruit flavored gelatin or gelatin like substances, also including fruit, in a plastic cup.

Canada	LA SIMPLICITE A BON GOUT	Dole Food Company, Inc.	Pending	1582378	20-Jun-12			29 Int.	Dried fruit coated with yogurt and oats.

Canada	LOTS-O-CHERRIES; BEAUCOUP DE CERISES & DESIGN	Dole Food Company, Inc.	Registered	1122723	19-Nov-01	TMA 609940	11-May-04	29 Int.	Processed fruits and processed cherries.

Canada	MANDARIN MOONLIGHT	Dole Food Company, Inc.	Registered	1064068	19-Jun-00	TMA578690	1-Apr-03	32 Int.	Fruit juice namely pineapple juice & pineapple juice blends.

Canada	POSITIVELY PINEAPPLE	Dole Food Company, Inc.	Registered	1064070	19-Jun-00	TMA578597	1-Apr-03	32 Int.	Fruit juice namely pineapple juice & pineapple juice blends.

Canada	SIMPLE TASTES GOOD	Dole Food Company, Inc.	Pending	1582377	20-Jun-12			29 Int.	Dried fruit coated with yogurt and oats.

Canada	SQUISH’EMS!	Dole Food Company, Inc.	Registered	1270701	1-Sep-05	TMA724524	25-Feb-08	29 Int.	Process fruit; fruit sauces.

Canada	SUN HARVEST	Dole Food Company, Inc.	Registered	363003	4-Apr-73	TMA199996	21-Jun-74	29 Int.	Canned fruits and vegetables.

Canada	TEMPTINGLY TROPICAL	Dole Food Company, Inc.	Registered	1064066	19-Jun-00	TMA578778	1-Apr-03	32 Int.	Fruit juice namely pineapple juice & pineapple juice blends.

Chile	DOLE FRUIT BOWLS	Renaissance Capital Corp.	Registered	800.018	18-Dec-07	842.135	23-Feb-09	29 Int.	Pre-packaged processed fruit; processed fruit packed in a plastic container; sweetened and fruit flavored jellies, gelatin or gelatin-like substances, also including fruit, in a plastic container.

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered	8839303		361208	20-Sep-89	29 Int.	Dried fruits, preserved plum for prunes, raisins, preserved fruits, jams, frozen confections, frozen fresh fruit

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered	8839304		360776	10-Sep-89	29 Int.	Canned fruits, canned vegetables, pickles, dried vegetables

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	DOLE & DOLE in Chinese Characters (DUH-LER)	Dole Food Company, Inc.	Registered	90040304	26-Sep-90	566353	30-Sep-91	29 Int.	Canned vegetable juices, jams, jellies, etc.

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8839293		360775	10-Sep-89	29 Int.	Canned fruits, canned vegetables, pickles, dried vegetable

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8839291		361209	20-Sep-89	29 Int.	Dried fruits, preserved plum for prunes, raisins, preserved fruits, jams, frozen confections, frozen fresh fruit

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/089335	22-Jun-00	1651113	14-Oct-01	29 Int.	Canned vegetables, bottled vegetables, canned fruits

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	4436196	27-Dec-04	4436196	7-Jan-08	29 Int.	Canned pineapple, tinned vegetables; tinned fruit; bottled vegetables; canned tropical fruit salad; canned vegetables; canned fruit.

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	6103501	7-Jan-10	6103501	7-Jan-10	29 Int.	Tinned vegetables; canned vegetables; canned fruit; pineapple and tropical fruit salas; tinned fruit.

China (People’s Republic)	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Registered	8839302		360774	10-Sep-89	29 Int.	Canned fruits, vegetables, pickles, dried vegetables.

China (People’s Republic)	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Registered	8839299	29-Oct-88	361210	20-Sep-89	29 Int.	Dried fruits, preserved plum for prunes, raisins, preserved fruits, jams, frozen confections, frozen fresh fruit

China (People’s Republic)	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	5918661	14-Feb-07	5918661	7-Mar-11	29 Int.	Dried and cooked fruits; preserved fruit; fruit salads; processed fruit; pre-packaged processed fruit; processed fruit packed in plastic containers; sweetened and fruit flavoured jellies, gelatin or gelatin like substances, also including fruit, in a plastic container.

China (People’s Republic)	DOLE in Chinese Characters (DU LE)	Dole Food Company, Inc.	Pending	8809750	4-Nov-10			29 Int.	Dried fruit and vegetables; frozen fruit and vegetables.

China (People’s Republic)	DOLE in Chinese Characters (DU LE) & Circle Design	Dole Food Company, Inc.	Registered			523244	11-Jul-00	30 Int.	Fruit juice (ice).

China (People’s Republic)	FRUIT BOWLS	Dole Food Company, Inc.	Pending	5918662	14-Feb-07			29 Int.	Dried and cooked fruits; preserved fruit; fruit salads; processed fruit; pre-packaged processed fruit; processed fruit packed in plastic containers; sweetened and fruit flavoured jellies, gelatin or gelatin like substances, also including fruit, in a plastic container.

China (People’s Republic)	PLANTATION	Dole Food Company, Inc.	Pending	11155585	3-Jul-12			29 Int.	Canned fruit and vegetables; dried fruit and vegetables; frozen fruit and vegetables.

China (People’s Republic)	SWEETIO	Dole Food Company, Inc.	Registered	6446734	19-Dec-07	6446734	14-Nov-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

China (People’s Republic)	SWEETIO in Chinese Characters	Dole Food Company, Inc.	Registered	6446732	19-Dec-07	6446732	14-Nov-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	TROPICAL GOLD	Dole Food Company, Inc.	Registered	6446730	19-Dec-07	6446730	14-Nov-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried; stewed fruit; fruit pulp.

Cuba	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	219779	27-Jun-84	115107	24-Sep-84	29 Int.	Canned fruits and vegetables.

Cyprus, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	33659	4-Jan-91	33659	4-Jan-91	29 Int.	PRESERVED, DRIED, COOKED AND CANNED OR BOTTLED FRUITS AND VEGETABLES; NUTS; FROZEN AND FROSTED FRUITS.

Cyprus, Republic of	DOLE (IN ARABIC)	Dole Food Company, Inc.	Registered	20652	7-May-80	20652	7-May-80	29 Int.	Canned fruits and vegetables.

Dominica	DOLE	Dole Food Company, Inc.	Registered		6-May-63	516	6-May-63	29 Int.	Fruits, vegetables, vegetable juices, pie fillings consisting principally of fruit; all being canned, bottled, preserved, dried or frozen.

Egypt	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78932	7-Jan-91	78932	18-Jun-95	29 Int.	PRESERVED, DRIED, COOKED AND CANNED OR BOTTLED FRUITS AND VEG; NUTS; FROZEN & FROSTED FRUITS

European Community	DOLE FRUIT PLUS	Dole Food Company, Inc.	Registered	7134026	5-Aug-08	7134026	5-Aug-08	29 Int.	Canned and/or processed fruit.

European Community	DOLE FRUITY SNACKS	Dole Food Company, Inc.	Pending	10566057	17-Jan-12	10566057	17-Jan-12	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits.

European Community	FRUBITS	Dole Food Company, Inc.	Registered	6800288	2-Apr-08	6800288	2-Apr-08	29 Int.	Dried fruit.

Finland	ALOHA	Dole Food Company, Inc.	Registered	2189/64		43116	12-May-64	29 Int.	Canned fruit.

Finland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1627/91	5-Apr-91	123986	5-Jan-93	29 Int.	Dried fruits and nuts.

Finland	PLANTATION	Dole Food Company, Inc.	Registered	2923/84		43114	12-May-64	29 Int.	Canned pineapple.

Finland	UKULELE	Dole Food Company, Inc.	Registered	2924/84		43115	12-May-64	29 Int.	Canned pineapple.

France	ALOHA	Dole Food Company, Inc.	Registered			1558422	9-Mar-55	29 Int.	CANNED FRUIT

France	PLANTATION & DESIGN	Dole Food Company, Inc.	Registered	565232		1596901	15-Oct-51	29 Int.	Canned pineapple

Germany	DOLE	Dole Food Company, Inc.	Registered	39520199.3	11-May-95	39520199.3	15-Jan-96	29 Int.	Dried, preserved and processed fruits and nuts.

Germany	DOLE & FADING BLUE (CARTOUCHE DESIGN)	Dole Food Company, Inc.	Registered	C 27939/29	8-Mar-79	1008894	7-Oct-80	29 Int.	Canned pineapple in pieces (chunks)

Germany	DOLE & FADING BLUE (CARTOUCHE DESIGN)	Dole Food Company, Inc.	Registered	C 27940/29	8-Mar-79	1008895	7-Oct-80	29 Int.	CN PINEAPPLE IN PIECES (CHUNKS)

Germany	DOLE & FADING BLUE (CARTOUCHE DESIGN)	Dole Food Company, Inc.	Registered	C 27942/29	8-Mar-79	1008896	7-Oct-80	29 Int.	Canned pineapple (slices)

Germany	DOLE & FADING BLUE (CARTOUCHE DESIGN)	Dole Food Company, Inc.	Registered	C 27995/29	16-Mar-79	1008899	7-Oct-80	29 Int.	Canned pineapple

Germany	DOLE & FADING BLUE (FLAG DESIGN)	Dole Food Company, Inc.	Registered	C 27941/29	8-Mar-79	1012136	19-Dec-80	29 Int.	CN PINEAPPLE IN PIECES (CHUNKS)

Germany	DOLE & FADING BLUE (FLAG DESIGN)	Dole Food Company, Inc.	Registered	C 27943/29	8-Mar-79	1008897	7-Oct-80	29 Int.	Canned pineapple (slices)

Germany	PLANTATION	Dole Food Company, Inc.	Registered			447951	1-Jan-32	29 Int.	Canned pineapple.

Germany	SUGARIPE	Dole Dried Fruit & Nut Company	Registered	R 4089 26WZ	12-Dec-52	651924	21-Jan-54	29 Int.	Dried fruits.

Germany	UKULELE	Dole Food Company, Inc.	Registered	H 15096	20-Aug-58	724620	20-Aug-58	29 Int.	Canned pineapple

Greece	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	100784	25-Sep-90	100784	17-Jul-94	29 Int.	Dried fruits and nuts.

Guatemala	DOLE ON BLUE BACKGROUND	Renaissance Capital Corp.	Registered			8837	25-May-54	29 Int.	Canned fruits, canned fruit cocktail.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Honduras	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	6469/91	10-Sep-91	55515	11-Jun-92	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits and vegetables; frozzen and frosted fruit.

Hong Kong	ALOHA	Dole Food Company, Inc.	Registered			105/1968	17-Apr-67	29 Int.	Canned fruit.

Hong Kong	DOLE (IN CHINESE CHARACTERS) (DU-LER)	Dole Food Company, Inc.	Registered	2353/90	20-Mar-90	B1485/92	16-Apr-92	29 Int.	Canned, processed, preserved, dried fruits; dried vegetables; canned fruit cocktail, canned fruit pie filling; roasted, salted, flavored, processed, shelled and unshelled nuts, jams and jellies; frozen fresh fruits and dessert mixes; all included in Class 29

Hong Kong	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	300321533	18-Nov-04	300321533	18-Nov-04	29 Int.	Dried and cooked fruits; preserved fruit; fruit salads; processed fruit; pre-packaged processed fruit; processed fruit packed in a plastic container; sweetened and fruit flavored jellies, gelatin or gelatin like substances, also including fruit, in a plastic container.

Hong Kong	DOLE HEATABLES	Dole Food Company, Inc.	Registered	301272861	15-Jan-09	301272861	15-Jan-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

Hong Kong	DOLE SWEETIO	Dole Food Company, Inc.	Pending	301014948	17-Dec-07			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Hong Kong	PLANTATION	Dole Food Company, Inc.	Registered		26-Aug-63	26/1964	26-Aug-63	29 Int.	Canned fruits

Hong Kong	SUN GIANT	Dole Food Company, Inc.	Registered	2748/81	25-Sep-81	287/84	15-Feb-84	29 Int.	Dried fruits, dates and raisins.

Hong Kong	SWEETIO in Chinese Characters	Dole Food Company, Inc.	Registered	301014957	17-Dec-07	301014957	17-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Hong Kong	TROPICAL GOLD	Dole Food Company, Inc.	Registered	301014902	17-Dec-07	301014902	17-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

India	DOLE	Dole Food Company, Inc.	Registered	585261	20-Nov-92	585261	20-Nov-92	29 Int.	Preserved, dried and cooked fruits and vegetables, including canned fruit products.

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	585264	20-Nov-92	585264	20-Nov-92	29 Int.	Preserved, dried, and cooked fruits and vegetables, including canned fruit products.

India	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	1630769	13-Dec-07	1630769	13-Dec-07	29 Int.	Pre-packaged processed fruit; processed fruit packed in a plastic container; sweetened and fruit flavored jellies, gelatin or gelatin like substances, also including fruit, in a plastic container.

India	DOLE SWEETIO	Dole Food Company, Inc.	Registered	1630772	13-Dec-07	1630772	13-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

India	TROPICAL GOLD	Dole Food Company, Inc.	Pending	1630774	13-Dec-07			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Indonesia	DOLE	Dole Food Company, Inc.	Registered			396843	2-Oct-63	30 Int.	Pie preserves.

Indonesia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8105	24-Apr-02	534295	24-Apr-02	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; processed fruits and vegetables; nuts; frozen and frosted fruits.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Indonesia	DOLE HEATABLES	Dole Food Company, Inc.	Registered	D002008 031755	29-Aug-08	IDM000252556	29-Aug-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit and vegetables.

Indonesia	HEATABLES	Dole Food Company, Inc.	Registered	D002008 041399	20-Nov-08	IDM000263392	20-Nov-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

Indonesia	SUN GIANT	Bud Antle, Inc.	Registered	159999		IDM000037244	30-Sep-81	29 Int.	Dried fruits and nuts.

Indonesia	TROPICAL GOLD	Dole Food Company, Inc.	Pending	D002008 031757	29-Aug-08			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Ireland	DOLE	Dole Food Company, Inc.	Registered	95/3479	22-May-95	166929	22-May-95	29 Int.	Preserved, dried, and cooked or bottled fruits and vegetables; nuts; frozen and frosted fruits.

Ireland	DOLE	Dole Food Company, Inc.	Registered		8-Feb-65	B69497	8-Feb-65	29 Int., 32 Int.	Canned pineapple and fruit cocktail; Canned pineapple juice;

Ireland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	91/0027	1-Jan-91	144431	11-Nov-93	29 Int.	PRESERVED, DRIED, COOKED & CANNED OR BOTTLED FRUITS & VEG; NUTS; FROZEN & FROSTED FRUITS

Israel	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78728	4-Jan-91	78728	4-Jan-91	29 Int.	PRESERVED, DRIED, COOKED & CANNED OR BOTTLED FRUITS & VEG; NUTS; FROZEN & FROSTED FRUITS

Italy	ALOHA	Dole Food Company, Inc.	Registered	33259 C/75	17-Mar-55	724081	5-Nov-55	29 Int.	Canned fruit.

Italy	DOLE & FADING GREEN LABEL	Dole Food Company, Inc.	Registered	17008 C/83	26-Jan-83	415292	14-Apr-86	29 Int.	Canned fruits and vegetables.

Italy	PLANTATION	Dole Food Company, Inc.	Registered	64/335	12-Oct-66	404108	12-Oct-66	29 Int.	Canned fruits.

Italy	UKULELE	Dole Food Company, Inc.	Registered	35336C/82	31-Oct-62	404106	15-May-63	29 Int.	Canned fruits.

Japan	DOLE	Dole Food Company, Inc.	Pending	071703/2011	6-Oct-11			29 Int.	Chilled fruit yogurt; chilled dairy-based fruit dessert.

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	071704/2011	6-Oct-11			29 Int.	Chilled fruit yogurt; chilled dairy-based fruit dessert.

Japan	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Registered	24904/85	15-Mar-85	2071076	29-Aug-88	29 Int.	Frozen fruit, frozen processed fruit, canned fruit, other processed fruit and other goods belonging to this class;

Japan	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Pending	071705/2011	6-Oct-11			29 Int.	Chilled fruit yogurt; chilled dairy-based fruit dessert.

Japan	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	2001-32422	9-Apr-01	4583463	5-Jul-02	29 Int.	Processed fruit packed in a plastic container.

Japan	DOLE KIDS	Dole Food Company, Inc.	Registered	100408/83		1988133	21-Sep-87	29 Int.	Fruits, canned fruits, bottled fruits and other processed fruits ;

Japan	DOLE KIDS & DOLE & RED S	Dole Food Company, Inc.	Registered	100409/83	24-Oct-83	1988134	21-Sep-87	29 Int.	Fruits, canned fruits, canned vegetables and other goods within this class;

Jordan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	26660	18-Mar-91	28624	14-Oct-91	29 Int.	COOKED & CANNED OR BOTTLED FRUITS & VEGETABLES; NUTS; FROZEN AND FROSTED FRUITS.

Korea, Republic of	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	40-200542762	13-Sep-05	40-0665560	9-Jun-06	29 Int.	Pre-packaged processed fruit; processed fruit packed in a plastic container; sweetened and fruit flavored jellies in a plastic container (including fruit), sweetened and fruit flavored gelatin like substances in a plastic container (including fruit).

Macau	DOLE	Dole Food Company, Inc.	Registered	3133-M	16-Dec-87	3133-M	25-Jan-88	29 Int.	Fruits preserved in cans, fruit mixtures preserved in cans, vegetables preserved in cans, pie stuffings preserved in cans, frozen fresh fruits preserved in cans.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Macau	PLANTATION	Dole Food Company, Inc.	Pending	N/069419	12-Sep-12			29 Int.	Canned fruit and vegetables, dried fruit and vegetables, frozen fruit and vegetables.

Malaysia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	90/07048	30-Oct-90	90/7048	30-Oct-90	29 Int.	Fruits, nuts and vegetables, all being canned, bottled, preserved, dried, processed or frozen.

Malaysia	HEATABLES	Dole Food Company, Inc.	Pending	09000916	16-Jan-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

Malta	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	20218	4-Jan-91	20218	4-Jan-91	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.

Mexico	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	497359	20-Jul-01	769346	20-Jul-01	29 Int.	Prepared almonds, prepared brazilian nuts, prepared cashews, prepared nuts, prepared peanuts, prepared pecans, prepared pitachios and prepared walnuts.

Mexico	FRUIT BOWLS	Dole Food Company, Inc.	Registered	483100	30-Apr-01	714473	31-Aug-01	29 Int.	Processed fruit packed in a plastic container

New Zealand	ALOHA	Dole Food Company, Inc.	Registered	154375	13-Aug-84	154375	9-Oct-90	29 Int.	Dried, preserved and cooked fruits and vegetables.

New Zealand	ALOHA	Dole Food Company, Inc.	Registered	154376	13-Aug-84	154376	9-Oct-90	32 Int.	Fruit drinks and fruit juices; mineral and aerated waters and other non-alcoholic drinks in this class.

New Zealand	DOLE	Dole Food Company, Inc.	Registered		6-May-63	73192	25-May-64	29 Int.	Preserved (including canned & frozen), dried, cooked fruits and vegetables, canned pie filing, fruit and vegetable pulp

New Zealand	DOLE	Dole Food Company, Inc.	Registered	73192	6-May-63	73599	28-Jun-63	32 Int.	Non-alcoholic drinks and syrups and other preparations for making beverages (including fruit and vegetable juices and fruit nectars)

New Zealand	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered		26-Jun-79	128933	24-Jul-79	29 Int.	Canned fruits; tomato juice for cooking purposes; canned vegetables.

New Zealand	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	129221	26-Jun-79	129221	16-Aug-79	32 Int.	Fruit juices.

New Zealand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	165396	9-May-86	165396	9-Apr-90	29 Int.	Preserved, dried, cooked fruits and vegetables, nuts, jellies, jams, meat extracts and spreads, beverages, preserves, pickles, butter.

New Zealand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	165397	9-May-86	165397	25-Jun-90	30 Int.	Frozen confections and soft serve dessert mixes, coffee and coffee substitutes, tea, bread, biscuits, cakes and confectionery.

New Zealand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	165398	9-May-86	165398	25-Jun-90	32 Int.	Mineral water, non-alcoholic beverages, fruit juices (including frozen fruit juice), fruit juice concentrates, fruit based beverages.

New Zealand	DOLICIOUS	Dole Food Company, Inc.	Registered	819249	8-Feb-10	819249	8-Feb-10	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

New Zealand	FRUIT BOWLS	Dole Food Company, Inc.	Registered	720840	3-Nov-04	720840	3-Nov-04	29 Int.	Processed fruit, including pre-packaged processed fruit; processed fruit packed in a plastic container; sweetened and fruit flavored gelatins, also including processed fruit, in a cup.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

New Zealand	HEATABLES	Dole Food Company, Inc.	Registered	801405	15-Jan-09	801405	15-Jan-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

New Zealand	SUN GIANT	Bud Antle, Inc.	Registered	136705	6-Apr-81	136705	29-Mar-85	29 Int.	Preserved, dried, and cooked fruits and vegetables, including shelled and unshelled nuts, dates, and raisins.

Nicaragua	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered			22410	26-Nov-92	29 Int.	Processed fruit, nuts and vegetables.

Norway	UKULELE	Dole Food Company, Inc.	Registered	86908	31-Mar-66	68593	31-Mar-66	29 Int.	Canned fruits.

Oman	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5164	19-Jan-91	5164	14-Nov-99	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.

Panama	DOLE ON BLUE BACKGROUND	Renaissance Capital Corp.	Registered			16455	4-May-72	29 Int.	Canned fruits.;

Paraguay	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	11847	30-Aug-91	257076	11-Feb-92	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.

Philippines	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	4-2001-000691	16-Jan-01	4-2001-000691	4-Dec-09	29 Int.	Canned tomato sauce.

Philippines	FRUIT BOWLS	Dole Food Company, Inc.	Pending	4-2001-0003006	27-Apr-01			29 Int.	Processed fruit packed in a plastic container.

Philippines	JUICE UP	Renaissance Capital Corp.	Pending	4-2012-001197	3-Jan-12			32 Int.	Pineapple juice blends.

Philippines	MAKE EVERY DAY SHINE	Renaissance Capital Corp.	Pending	4-2012-502288	3-Sep-12	4-2012-502288	3-Sep-12	29 Int.

Philippines	MAKE EVERY DAY SHINE	Renaissance Capital Corp.	Pending	4-2012-502289	3-Sep-12	4-2012-502289	3-Sep-12	30 Int.

Philippines	MAKE EVERY DAY SHINE	Renaissance Capital Corp.	Pending	4-2012-502291	3-Sep-12	4-2012-502291	3-Sep-12	32 Int.

Portugal	DOLE	Dole Food Company, Inc.	Registered		4-Mar-65	129148	15-Apr-66	29 Int.	Canned fruits, canned fruit mixtures, canned vegetables, canned pie filling, fresh frozen fruit.

Portugal	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	270823	23-Jan-91	270823	8-Feb-93	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.

Puerto Rico	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			7819	28-Nov-89	29 Int.	Processed fruits, nuts and vegetables.

Qatar	DOLE (IN ARABIC) W/LEAFY CROWN	Dole Food Company, Inc.	Registered	3374	27-Feb-83	3374	8-Sep-88	29 Int.	Canned fruits and vegetables.

Russian Federation	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	2007740395	21-Dec-07	383038	21-Dec-07	29 Int.	Processed fruit in bulk; packaged processed fruit; sweetened and fruit and berry jellies, gelatine for food, including packaged gelatine.

Saudi Arabia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	12865	6-Jan-91	241/51	25-Aug-91	29 Int.	Processed fruits, nuts and vegetables and canned fruits

Singapore	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	81404		T79/81404G	26-Jun-79	29 Int.	Canned fruits and canned vegetables

Singapore	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1918/85	4-May-85	T8501918J	4-May-85	29 Int.	Canned pineapples and other canned fruits, canned vegetables.

Singapore	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	7227/90	19-Oct-90	T90/07227B	19-Oct-90	29 Int.	Dried and preserved fruits and nuts; fruits and nuts, all being processed

Singapore	DOLE & SUN DESIGN IN SIMPLIFIED CHINESE CHARACTERS	Dole Food Company, Inc.	Registered	S/9436/91	19-Oct-91	9436/91	19-Oct-91	29 Int.	Preserved, dried, cooked, frozen and canned or bottled fruits and vegetables; nuts, prepared; all being goods included in Class 29.

Singapore	DOLE SWEETIO	Dole Food Company, Inc.	Registered	T08000091H	4-Jan-08	T0800091H	4-Jan-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Singapore	ECO PINE	Dole Food Company, Inc.	Pending	T0912503Z	30-Oct-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits.

Singapore	FRUIT BOWLS	Dole Food Company, Inc.	Registered	T04/20356C	22-Nov-04	T04/20356C	22-Nov-04	29 Int.	Pre-packaged processed fruit; processed fruit packed in a plastic container; sweetened and fruit flavored jellies, gelatine [jellies] with fruit.

Singapore	HEATABLES	Dole Food Company, Inc.	Registered	T09/00583B	16-Jan-09	T0900583B	16-Jan-19	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

Singapore	SUN GIANT	Bud Antle, Inc.	Registered	1742/81		1742/81	16-Apr-81	29 Int.	Nuts, dried fruits, dates and raisins.

Singapore	TROPICAL GOLD	Dole Food Company, Inc.	Pending	T0800094B	4-Jan-08			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Spain	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	431448	25-Sep-63	431448	2-Sep-68	32 Int.	Pineapple juice.

Sudan	DOLE (IN ARABIC) W/LEAFY CROWN	Dole Food Company, Inc.	Registered	20402	9-Jan-84	20402	4-Nov-86	29 Int.	Canned fruit and vegetables.

Switzerland	UKULELE	Dole Food Company, Inc.	Registered		29-Aug-58	296605	1-Nov-58	29 Int.	Canned fruits

Taiwan	DOLE	Dole Food Company, Inc.	Registered			12259	1-Aug-81	29 Int.	Various kinds of canned fruits and vegetables.

Taiwan	FRUIT BOWLS	Dole Food Company, Inc.	Registered	(94) 39720	18-Aug-05	1223748	16-Aug-06	29 Int.	Jellies; bagged or canned processed fruit, i.e., desiccated fruit, frozen fruit, dehydrated fruit, preserved fruit, sauced fruit; flavored jellies, pectin for food, jello, gelatin for food and eating gelatin including fruit.

Taiwan	HEATABLES	Dole Food Company, Inc.	Pending	98001611	16-Jan-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

United Arab Emirates	DOLE	Dole Food Company, Inc.	Registered	5158	20-Feb-94	2467	20-Feb-94	29 Int.	Preserved, dried, cooked & canned or bottled frts. & vegetables; nuts; frozen & frosted fruits.

United Arab Emirates	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5162	20-Feb-94	2342	20-Feb-94	29 Int.	Preserved, dried, cooked & canned or bottled frts. & vegetables; nuts; frzn. & frsted. frts.

United Arab Emirates	DOLE (in Arabic) & SUN DESIGN	Dole Food Company, Inc.	Registered	5208	23-Feb-94	2329	23-Feb-94	29 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits

United Kingdom	ALOHA	Dole Food Company, Inc.	Registered	739521		739521	21-Feb-55	29 Int.	Canned fruits.

United Kingdom	DOLE	Dole Food Company, Inc.	Registered		17-Aug-36	570947	17-Aug-36	29 Int., 32 Int.	(29) Canned pineapple, the produce of Hawaii;; (32) Canned pineapple juice, the produce of Hawaii.

United Kingdom	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1364404	9-Nov-88	1364404	9-Nov-88	29 Int.	Preserved fruits and vegetables, preserved fruit and vegetable products; fruit pie fillings; all included in class 29.

United Kingdom	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1457104	1-Mar-91	1457104	1-Mar-91	29 Int.	Preserved, processed, dried, cooked, canned or bottled fruits and vegetables; nuts; frozen and frosted fruits and fruit pie fillings

United Kingdom	PLANTATION	Dole Food Company, Inc.	Registered		1-Jan-23	432889	18-Sep-23	29 Int.	CN PINEAPPLE (PRODUCE OF THE HAWAIIAN ISLANDS)

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United Kingdom	SUGARIPE	Dole Dried Fruit & Nut Company	Registered		14-Oct-60	B812033	14-Oct-60	29 Int.	Apples, apricots, peaches, prunes and mixtures of the aforesaid fruits, all being dried, and all being goods for sale in the city and country of London and in Scotland and Northern Ireland

United States of America	DOLE	Dole Food Company, Inc.	Registered	73/711106	16-Feb-88	1509411	18-Oct-88	29 Int.	PROCESSED VEGETABLES;

United States of America	DOLE	Dole Food Company, Inc.	Registered	77/162999	23-Apr-07	3375262	29-Jan-08	29 Int.	Dried fruits.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	73/771932	27-Dec-88	1568638	28-Nov-89	29 Int.	Processed fruits, nuts and vegetables.

United States of America	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	78/532553	14-Dec-04	3020982	29-Nov-05	29 Int.	Processed fuit packed in a plastic container; processed fruit in a sweetened and fruit flavored gel packed in a plastic cup; processed fruit and non-dairy creme packed in a plastic cup.

United States of America	DOLE NUTRITION PLUS	Dole Food Company, Inc.	Pending	85/580313	26-Mar-12			29 Int.	Dried fruit-based snacks; Fruit-based snack food.

United States of America	DOLE RED GRAPEFRUIT SUNRISE	Dole Food Company, Inc.	Registered	85/063795	15-Jun-10	4029664	20-Sep-11	29 Int.	Processed fruit.

United States of America	FRUIT BELOW ZERO	Dole Food Company, Inc.	Pending	85/384523	29-Jul-11			29 Int.	Frozen fruit.

United States of America	FRUIT BOWLS	Dole Food Company, Inc.	Registered	75/448417	11-Mar-98	2236329	30-Mar-99	29 Int.	Processed fruit packed in a plastic container

United States of America	FRUIT BOWLS	Dole Food Company, Inc.	Registered	78379464	5-Mar-04	2963342	21-Jun-05	29 Int.	Processed fruit packed in a plastic container; processed fruit in a sweeted and fruit flavored gel packed in a plastic cup; processed fruit and non-dairy creme packed in a plastic cup.

United States of America	FRUIT ‘N JUICE	Dole Food Company, Inc.	Registered	73/537658	14-May-85	1357435	27-Aug-85	30 Int.	Frozen confections, namely fruit and fruit juice bars.

United States of America	HARVEST BEST	Dole Food Company, Inc.	Registered	77/876399	19-Nov-09	3905531	11-Jan-11	29 Int.	Canned or bottled fruit.

United States of America	LIFE IS SWEET	Dole Food Company, Inc.	Registered	78/845957	24-Mar-06	3194100	2-Jan-07	29 Int.	Canned or bottled fruits; dried fruits; frozen fruits; processed fruits.

United States of America	NATURE LOCK	Dole Food Company, Inc.	Pending	85702071	13-Aug-12			29 Int.	Frozen fruit.

United States of America	NUTRITION PLUS	Dole Food Company, Inc.	Pending	85/714314	27-Aug-12			29 Int.	Dried fruit-based snacks; Fruit-based snack food; Processed edible seeds.

United States of America	OUR FRUIT. YOUR SIGNATURE.	Dole Food Company, Inc.	Registered	85/272617	21-Mar-11	4031723	27-Sep-11	29 Int.	Frozen fruit.

United States of America	SMOOTHIE STARTERS	Dole Food Company, Inc.	Registered	77/817948	1-Sep-09	3783892	4-May-10	29 Int.	Frozen fruits

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

ASSIGNED TRADEMARKS

TRADEMARKS RELATED EXCLUSIVELY TO PACKAGED FOODS PRODUCTS WORLDWIDE

PURSUANT TO SECTION 11.4(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	SQUISH-EMS!	Dole Food Company, Inc.	Registered	77/948211	2-Mar-10	4071225	13-Dec-11	29 Int., 30 Int.	Processed fruits; fruit purees.; Fruit sauces, excluding cranberry and apple sauces.

United States of America	TROPICAL GOLD	Dole Fresh Fruit Company	Registered	78/278657	24-Jul-03	3174743	21-Nov-06	29 Int.	Processed fruit.

United States of America	WILDLY NUTRITIOUS	Dole Food Company, Inc.	Registered	77/051928	28-Nov-06	3419194	29-Apr-08	29 Int.	Frozen fruits; Processed fruits

Venezuela	SUN GIANT	Bud Antle, Inc.	Registered	1981	27-Mar-84	111574-F	7-Nov-84	29 Int.	Fresh fruits and vegetables, shelled and unshelled nuts, dried fruits, dates and raisins.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

Exhibit E

DFC ASIA BUSINESS

DOLE FRESH VEGETABLES

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CELERY, LETTUCE, BROCCOLI, ASPARAGUS, ROMAINE	*	*	*	*		*

*	BROCCOLI, CELERY, ROMAINE, ASPARAGUS, MINI CARROTS, BRUSSELS SPROUTS	*	*	*	*	*	*

*	LETTUCE, CELERY, BROCCOLI, ROMAINE	*	*	*	*		*

*	CELERY	*	*	*	*		*

*	LETTUCE, CELERY	*	*	*	*		*

*	CELERY, STRAWBERRY	*	*	*	*		*

*	CELERY, LETTUCE, BROCCOLI	*	*	*	*)		*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH VEGETABLES

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, TERM (EXPIRATION DATE, TERMINATION BY NOTICE OR INDEFINITE), ETC.)	TERM

NONE	–	–	–	–	–	–	–

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE - SOUTH AFRICA

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CITRUS	*	*	*	*	*	*

*	CITRUS/GRAPES/TOP FRUIT	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE - SOUTH AFRICA

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CITRUS/GRAPES/TOP FRUIT (DFFE Imports Asian Exotic Fruits)	*	*	* * * * * * * * * * * * * * * * * * * * *	*	* *	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE - SOUTH AFRICA

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CITRUS (DFFE imports grapes and avocados and exports apple and grapes)	*	*	* * *	*	*	*

*	GRAPES AND CITRUS	*	*	* * * * * * * * *	*	*	*

*	CITRUS	*	*	* * * *	*	*	*

*	CITRUS	*	*	* *	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE - SOUTH AFRICA

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	GRAPES AND CITRUS	*	*	* * * * * * * * *	*	*	*

*	CITRUS, GRAPES, POME	*	*	*	*	*	*

*	CITRUS	*	*	*	*	*	*

*	CITRUS	*	*	* * * * * *	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE - SOUTH AFRICA

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CITRUS/GRAPES/TOP FRUIT	*	*	*	*	*	*

*	CITRUS/GRAPES/TOP FRUIT	*	*	*	*	*	*

*	CITRUS	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE - SOUTH AFRICA

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CITRUS/GRAPES/TOP FRUIT	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

]DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE - SOUTH AFRICA

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Chinese pears for RSA Market	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE FRESH FRUIT EUROPE AND DOLE FRESH FRUIT EUROPE MEDITERRANEAN

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Apples	*	*	*	*	*	*

*	Apples, Citrus & grapes	*	*	*	*	*	*

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA PLUS BUSINESS

DOLE FRESH FRUIT EUROPE AND DOLE FRESH FRUIT EUROPE MEDITERRANEAN

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CITRUS/TOP FRUIT ( Asian Exotic Fruits), Pomelos	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA PLUS BUSINESS

DOLE FRESH FRUIT EUROPE AND DOLE FRESH FRUIT EUROPE MEDITERRANEAN

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	CITRUS/GRAPES/TOP FRUIT (DFFE Imports Asian Exotic Fruits)	*	*	*	*	*	*

*	GRAPES, Pomegranates	*	*	*	*	*	*

*	Deciduous fruit AND CITRUS	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA PLUS BUSINESS

DOLE FRESH FRUIT EUROPE AND DOLE FRESH FRUIT EUROPE MEDITERRANEAN

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	GRAPES, pomefruit AND CITRUS	*	*	*	*	*	*

*	CITRUS/GRAPES/TOP FRUIT	*	*	*	*	*	*

*	CITRUS/GRAPES/TOP FRUIT	*	*	*	*	*	*

*	CITRUS/GRAPES/TOP FRUIT	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA PLUS BUSINESS

DOLE FRESH FRUIT EUROPE AND DOLE FRESH FRUIT EUROPE MEDITERRANEAN

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	Pomelo	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

LATIN AMERICA FRESH FRUIT

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	BANANAS	*	*	*	*	*	*

*	BANANA ORGANIC / CONVENTIONAL	*	*	*	*		*

*	BANANA ORGANIC	*	*	*	*		*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

LATIN AMERICA FRESH FRUIT

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH DOLE ENTITY OR THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, TERM, ETC.)	TERM

NONE	–	–	–	–	–	–	–

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

CHILE

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	GRAPES, APPLES, CHERRIES	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, CHERRIES, KIWIFRUIT	*	*	*	*	*	*

*	GRAPES, CHERRIES, KIWIFRUIT	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

CHILE

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, PLUMS	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS, NECTARINES	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS	*	*	*	*	*	*

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

CHILE

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	GRAPES, APPLES, CHERRIES, KIWIFRUIT, PLUMS	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

CHILE

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

NONE	–	–	–	–	–	–	–

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

NORTH AMERICA FRESH FRUIT

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

NONE	–	–	–	–	–	–	–

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

NORTH AMERICA FRESH FRUIT

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

NONE	–	–	–	–	–	–	–

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE HAWAII (DOLE FOOD COMPANY, INC.)

CUSTOMERS

COUNTRY	DESCRIPTION OF PRODUCTS SOLD	ANY DOLE TRADEMARK? IF SO, LIST	SELLING TO/ THROUGH ASIA FRESH OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

*	FRESH PINEAPPLE	*	*	*	*	*	*

*	PINEAPPLE	*	*	*	*	*	*

*	PINEAPPLE	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC ASIA BUSINESS

DOLE HAWAII (DOLE FOOD COMPANY, INC.)

SUPPLIERS

COUNTRY	DESCRIPTION OF PRODUCTS SOURCED	ANY DOLE TRADEMARK? IF SO, LIST	SOURCING THROUGH ASIA FRESH OR FROM A THIRD PARTY?	NAME OF ENTITY YOU ARE SOURCING THROUGH OR FROM	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE SUPPLIER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

NONE	–	–	–	–	–	–	–

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

Exhibit F

DFC PACKAGED BUSINESS

DIVISION	COUNTRIES	SHELF-STABLE AND PROCESSED FRUITS, VEGETABLES, SEEDS, GRAINS, NUTS AND PINEAPPLE JUICES	DAIRY PRODUCTS (EXCLUDING BEVERAGES)	FROZEN FRUITS, VEGETABLES, SEEDS, GRAINS AND NUTS	ANY DOLE TRADEMARK? IF SO, LIST.	SOURCING FROM DOLE PACKAGED FOODS OR THIRD PARTY?	SELLING TO/THROUGH DOLE ENTITY FOODS OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/ THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

ASIA FRESH	*	TAMARIND			*	*	*	*	*	*	*

FRESH VEGETABLES	*	–	–	–	*	*	*	*	*	*	*

EUROPE FRESH (SOUTH AFRICA)	*	FRUIT CUPS, FRUIT JUICE, CANNED FRUITS, FRUIT SNACKS			*	*	*	*	*	*	*

EUROPE FRESH DFFE/DFFM	*	FRUIT CUPS			*	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC PACKAGED BUSINESS

DIVISION	COUNTRIES	SHELF-STABLE AND PROCESSED FRUITS, VEGETABLES, SEEDS, GRAINS, NUTS AND PINEAPPLE JUICES	DAIRY PRODUCTS (EXCLUDING BEVERAGES)	FROZEN FRUITS, VEGETABLES, SEEDS, GRAINS AND NUTS	ANY DOLE TRADEMARK? IF SO, LIST.	SOURCING FROM DOLE PACKAGED FOODS OR THIRD PARTY?	SELLING TO/THROUGH DOLE ENTITY FOODS OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/ THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

EUROPE FRESH Dole Italy	*	FRUIT SNACK (CUPS), CANNED FRUIT			*	*	*	*	*	*	*

EUROPE FRESH Saba Fresh Cuts	*	FRUIT CUPS			*	*	*	*	*	*	*

CHILE	*	FRUIT CUPS, FRUIT JARS, DRIED FRUITS AND NUTS			*	*	*	*	*	*	*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

DFC PACKAGED BUSINESS

DIVISION	COUNTRIES	SHELF-STABLE AND PROCESSED FRUITS, VEGETABLES, SEEDS, GRAINS, NUTS AND PINEAPPLE JUICES	DAIRY PRODUCTS (EXCLUDING BEVERAGES)	FROZEN FRUITS, VEGETABLES, SEEDS, GRAINS AND NUTS	ANY DOLE TRADEMARK? IF SO, LIST.	SOURCING FROM DOLE PACKAGED FOODS OR THIRD PARTY?	SELLING TO/THROUGH DOLE ENTITY FOODS OR THIRD PARTY?	NAME OF ENTITY YOU ARE SELLING TO/ THROUGH	IS THE CONTRACT ORAL OR WRITTEN?	DESCRIBE THE ARRANGEMENT WITH THE CUSTOMER (PRODUCTS COVERED, QUANTITIES, ETC.)	TERM

DOLE HAWAII (DFC)	*	PINEAPPLE JUICE			*	*	*	*	*	*	*

DOLE HAWAII (DFC)	*	PINEAPPLE JUICE (Frozen)			*	*	*	*	*	*	*

DOLE HAWAII (DFC)	*	COFFEE, CHOCOLATE			*	*	*	*	*		*

DNI (DFC)	*	MUSHROOM POWDER			*	*	*	*	*		*

* Confidential treatment requested

DOLE PRIVILEGED PROPRIETARY AND CONFIDENTIAL INFORMATION

Exhibit G

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Afghanistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	784	25-Jul-09	9862	25-Jul-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

African Union Territories (OAPI)	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			19803	26-Dec-79	29 Int., 32 Int.	(29) Canned fruit, canned vegetables.; (32) Fruit juices.

African Union Territories (OAPI)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3200900588	3-Apr-09	625431	3-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	Canned or bottled fruits; cut fruits; dried fruits; frozen fruits; processed vegetables and fruits; cut vegetables; vegetable salads.; Fruit ices; frozen dessert consisting of fruit and cream or cream substitutes; coffee beans; ground coffee beans; chocolate and chocolates; chocolate bars.; Fresh fruit and vegetables; cut flowers; live flower arrangements.; Aerated fruit juices; frozen fruit beverages; fruit beverages; fruit concentrates and purees used as ingredients of beverages; fruit drinks and juices; fruit juice bases; fruit juice concentrates; non-alcoholic beverages containing fruit juice.

Albania	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	Canned or bottled fruits; cut fruits; dried fruits; frozen fruits; processed vegetables and fruits; cut vegetables; vegetable salads.; Fruit ices; frozen dessert consisting of fruit and cream or cream substitutes; coffee beans; ground coffee beans; chocolate and chocolates; chocolate bars.; Fresh fruit and vegetables; cut flowers; live flower arrangements.; Aerated fruit juices; frozen fruit beverages; fruit beverages; fruit concentrates and purees used as ingredients of beverages; fruit drinks and juices; fruit juice bases; fruit juice concentrates; non-alcoholic beverages containing fruit juice.

Algeria	DOLE	Dole Food Company, Inc.	Registered	970734	20-May-97	52820	20-May-97	29 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits;; (31) fresh fruits and vegetables;; (32) canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Algeria	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	90897	30-Mar-09			29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Angola	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	20368	30-Oct-08			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Angola	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	20369	30-Oct-08			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Angola	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	20371	30-Oct-08			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Anguilla	DOLE	Dole Food Company, Inc.	Registered		5-Nov-77	1044	20-Mar-78	29 Int., 32 Int.	CN FRTS, VEGS, VEG JUICE, ETC & NON-A DRINKS AND PREPS ;

Anguilla	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			1674	10-Apr-81	29 Int., 32 Int., N42 Nat.	JUICES & CANNED VEGETABLES ; ;

Anguilla	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	4730	8-Apr-09	4730	8-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Antigua and Barbuda	DOLE	Dole Food Company, Inc.	Registered		6-May-63	593	10-Dec-63	29 Int.	Fruits, vegetables, vegetable juices, pie fillings consisting principally of fruit; all being canned, bottled, preserved, dried or frozen.

Antigua and Barbuda	DOLE	Dole Food Company, Inc.	Registered		6-May-63	594	10-Dec-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, fruit juices and tomato juice; all being canned, bottled or frozen.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Antigua and Barbuda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	7238	19-May-09	7238	19-May-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Argentina	DOLE	Renaissance Capital Corp.	Registered	2059989		1644933	6-Jan-87	32 Int.	Fruit juices, fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks.

Argentina	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	1795720		1714237	11-Jan-99	30 Int.	Confectionery products, desserts and preparations for making desserts, all of them frozen

Argentina	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	1795721		1963244	29-Oct-93	32 Int.	Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates; fruit based soft drinks; frozen nectars.

Armenia	DOLE	Dole Food Company, Inc.	Pending	1058	6-Aug-12			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; pre-cut vegetable salads; jellies, jams, fruit sauces; nuts, yogurt, milk and milk products.

Armenia	DOLE	Dole Food Company, Inc.	Pending	1057	6-Aug-12			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee, coffee beans; chocolate and chocolates.

Armenia	DOLE	Dole Food Company, Inc.	Pending	1055	6-Aug-12			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Armenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	1054	6-Aug-12			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; pre-cut vegetable salads; jellies, jams, fruit sauces; nuts, yogurt, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Armenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Armenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	1053	6-Aug-12			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee, coffee beans; chocolate and chocolates.

Armenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	1051	6-Aug-12			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Aruba	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	91/110712	7-Nov-91	15527	9-Dec-91	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits;; (30) Frozen confections;; (31) Fresh fruits & vegetables;; (32) Canned, chilled, frozen fruit juice, fruit juice, fruit juice drinks, frozen fruit juice concentrates & fruit based soft drinks, fruit nectars.

Australia	DOLE	Dole Food Company, Inc.	Registered	1216423	18-Dec-07	1216423	18-Dec-07	31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Austria	DOLE	Dole Food Company, Inc.	Registered			40929	1-Apr-59	29 Int., 32 Int.	CN FRT, FRT JUICE, FRT NECTAR, FRT COCKTAIL, VEGS, VEG JUICE, PIE FILLING, FRZN FRSH FRT, FRZN CNCNTRTD FRT JUICE;

Austria	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	AM 141/90	11-Jan-90	134987	7-Mar-91	29 Int., 30 Int., 31 Int., 32 Int.	(29) canned fruits in particular pineapple, canned fruit cocktail and canned fruit pie filling; canned vegetables; frozen fresh fruit and non-dairy soft serve dessert mix; dried fruits, including dates and raisins; roasted, salted, flavored and processed nuts, including almonds and pistachios;; (30) frozen confections; soft serve dessert mixes;; (31) fresh fruits and vegetables;; (32) fruit juices and fruit juice drinks containing water, canned frozen concentrated fruit juices, canned fruit juices, canned vegetable juices

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Azerbaijan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Bahamas	DOLE	Dole Food Company, Inc.	Registered		26-Jun-61	3951	6-Aug-63	29 Int., 32 Int.	(29) Fruits, fruit coctail, vegetables, pie fillings, all being canned, bottled, preserved, dried or frozen; vegetable juices, tomato juice.; (32) Fruit juices, fruit nectars, non-alcoholic dirnks, preparations for making non-alcoholic drinks, all being canned, bottled or frozen; and canned frozen concentrated fruit juices.;

Bahamas	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered		15-Aug-79	9524	25-Mar-80	29 Int., 32 Int., N42 Nat.	Canned fruits, canned vegetables.; Canned fruit juices.;

Bahamas	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	EE090847	27-Mar-09			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Bahrain	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	50/91	25-Feb-91	13969	25-Feb-91	30 Int.	Frozen confections and dry powdered mix for use in the preparation of soft-serve dessert.

Bahrain	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	49/91	25-Feb-91	13968	25-Feb-91	32 Int.	Fruit juices, fruit juice drinks and frozen concentrates for making same.

Bahrain	DOLE (IN ARABIC)	Dole Food Company, Inc.	Registered	6715	13-Oct-81	6715	28-Aug-86	29 Int., 32 Int.	(29) Canned fruits and canned vegetables;; (32) Canned fruit juices.

Bangladesh	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	122550	19-Apr-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Bangladesh	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	122551	19-Apr-09			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Bangladesh	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	122553	19-Apr-09			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Barbados	DOLE	Dole Food Company, Inc.	Registered		24-May-63	81/16777	24-May-63	32 Int.	Canned, bottled or frozen fruit, vegetable, or tomato juices; fruit nectar; non-alcoholic drinks; canned frozen concentrated fruit juices.

Barbados	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	81/678		81/678	7-Oct-86	29 Int.	Meat, fish, poultry and game, meat extracts, preserved fruit and cooked fruits and vegetables, jellies, jams, eggs, milk products.

Barbados	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	81/676		81/676	7-Oct-86	32 Int.	Beers, mineral and aerated waters and other non-alcoholic drinks, fruit drinks and fruit juices, syrups and other preparations.

Belarus	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Belize	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	6230.09	28-Jul-09	6230.09	28-Jul-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies for food, jams, fruit purees; nuts, namely, nut meats, prepared nuts, processed nuts; milk and milk products.; Edible ices, flavoured ices, fruit ice, fruit ice bar, fruit ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral waters [beverages] and aerated waters and other non-alcoholic drinks; fruit drinks [non-alcoholic beverages] and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Benelux	DOLE	Dole Food Company, Inc.	Registered		14-Jan-70	2223	25-May-71	29 Int., 32 Int.	Canned fruits and vegetables; fruit and vegetable juices;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Benelux	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	670846	14-Dec-84	406250	14-Dec-84	29 Int., 30 Int., 31 Int., 32 Int.	(29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams; eggs, milk and milk products; edible oils and fats; salad dressings; preserves;; (30) Coffee, tea, cocoa, sugar, rice, confectionery, etc.;; (31) Fresh fruits and vegetables, including all other goods listed in Class 31;; (32) Fruit drinks and fruits juices, including all other goods listed in Class 32.

Benelux	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	739690	10-Jan-90	474307	10-Jan-90	29 Int., 30 Int., 31 Int., 32 Int.	(29) canned and frozen fruits, pineapple, fruit cocktail, fruit pie filling, vegetables and confections and dessert mixes; dried fruits, dates and raisins; prepared nuts, almonds and pistachios;; (30) frozen confections and frozen dessert mixes;; (31) fresh fruits and vegetables;; (32) canned and frozen fruit and vegetable juices and concentrates thereof: fruit juices and fruit juice drinks.

Benelux	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	501908	14-Jan-71	3280	17-Jun-71	29 Int., 32 Int.	Fruits, fruit cocktail, canned fruit pie filling, frozen fresh fruit; canned fruit juices, canned frozen concentrated fruit juices;

Benelux	PALM ISLAND	Dole Food Company, Inc.	Registered	501915	14-Jan-71	2636	25-May-71	29 Int., 32 Int.	Canned fruit, canned pineapple and canned fruit juice;

Bermuda	DOLE	Dole Food Company, Inc.	Registered			4866	28-May-63	29 Int., 31 Int., 32 Int.	(29) Canned fruits and vegetables; fruit cocktail, pie filling, tomato juices.; (31) Fresh fruits and vegetables.; (32) Non-alcoholic beverages; fruit nectars; canned and frozed concentrated fruit juices.;

Bermuda	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			9073	15-Apr-80	29 Int., 32 Int.	Canned fruits, canned juices and canned vegetables.;

Bermuda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	21410	25-Jul-91	21410	25-Jul-91	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

Bermuda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	21412	25-Jul-91	21412	25-Jul-91	32 Int.	Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks; fruit nectars.

Bhutan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	T/T/2009/7366	27-Mar-09	BT/T/2009/7336	27-Mar-10	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Bhutan	DOLE & Sun Design	Dole Food Company, Inc.	Registered	97/00979	16-Dec-97	1997/979	16-Dec-97	29 Int., 31 Int., 32 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.; Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.; Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Bolivia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	SM-1336-1010	12-Apr-10	124438-C	3-Dec-10	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Bolivia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	SM-1335-2010	12-Apr-10	124437-C	3-Dec-10	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Bolivia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	SM-1333-2010	12-Apr-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Bosnia and Herzegovina	DOLE	Dole Food Company, Inc.	Registered		11-Jun-65	BAZR961274	23-Nov-65	29 Int., 32 Int.	(29) Preserved, dried, cooked, canned & bottled fruits and vegetables; nuts; frozen & frosted fruit;; (32) Canned, chilled, frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates & fruit based soft drinks; fruit nectars.

Bosnia and Herzegovina	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered		26-Jun-79	BAZR961275	20-Jan-93	29 Int., 32 Int.	(29) Canned fruits and vegetables.; (32) Fruit juices.

Bosnia and Herzegovina	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	BAZ961069A	1-Nov-96	BAZ961069	15-May-02	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked, canned and bottled fruits and vegetables; nuts; frozen and frosted fruits.; (30) Frozen confections, desserts and soft serve dessert mix.; (31) Fresh fruits and vegetables.; (32) Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks, fruit nectars.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Botswana	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	V/M/09/00272	7-Apr-09	BW/M/2009/00272	7-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Brazil	DOLE	Renaissance Capital Corp.	Pending	830894640	27-Dec-10			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Brazil	DOLE	Renaissance Capital Corp.	Pending	830894659	27-Dec-10			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Brazil	DOLE	Renaissance Capital Corp.	Pending	830894675	27-Dec-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Brazil	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	816962731	10-Nov-92	816962731	2-Sep-08	29 Int.	Milk, dairy drink, yogurt, etc.

Brazil	DOLE & SUN DESIGN	Renaissance Capital Corp.	Pending	830989706	27-Dec-11			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Brazil	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	828744726	27-Sep-06	828744726	11-Aug-09	32 Int.	Fruit juices; fruit juice bases; fruit juice concentrates; aerated fruit juices; non-alcoholic beverages containing fruit juices.

Brunei Darussalam	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	40340	27-Apr-09	40340	27-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Bulgaria	DOLE	Dole Food Company, Inc.	Registered		19-Feb-65	4506	6-Aug-65	29 Int., 32 Int., N06 Nat.	Canned fruits, canned fruit juices, canned fruit nectars, canned fruit cocktail, canned vegetables, canned vegetable juices, canned pie filling, frozen fresh fruit, and canned frozen concentrated fruit juices ; ;

Bulgaria	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	9995	28-Feb-80	13175	28-Feb-80	29 Int., 32 Int.	Canned fruits, fruit juices, canned vegetables;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Bulgaria	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	13091	29-Dec-90	19099	20-Jul-92	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, dried and cooked, tinned and bottled fruit and vegetables; nuts; frozen and cooled fruit. ; Frozen pastry and confectionery; soft dessert mixtures. ; Fresh fruit and vegetables. ; Preserved, cooled, and frozen fruit syrups, fruit syrup based drinks; frozen fruit syrup concentrates and fruit-based non-alcoholic drinks, fruit juices.

Cambodia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	32391	24-Oct-08	KH/31331/09	24-Oct-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Cambodia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	32392	24-Oct-08	KH/31332/09	24-Oct-08	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Cambodia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	32393	24-Oct-08	KH/31333/09	24-Oct-08	31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Cambodia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	32394	24-Oct-08	KH/31334/09	24-Oct-08	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Canada	ALL GOOD & Design	Dole Food Company, Inc.	Registered	232658	26-Sep-55	109964	18-Apr-58	29 Int.	Canned fruits, canned vegetables, canned fruit juices for food purposes, canned vegetable juice for food purposes, canned fruit.

Canada	ALOHA	Dole Food Company, Inc.	Registered	259133	3-Oct-60	TMA121854	14-Apr-61	29 Int., 32 Int.	(29) Canned fruits;; (32) Fruit juices

Canada	BOUCHES DE NATURE	Dole Food Company, Inc.	Pending	1553258	29-Nov-11			29 Int.	Granola based snack food.

Canada	DOLE	Dole Food Company, Inc.	Registered	165390	8-Dec-34	UCA 4000	8-Dec-34	29 Int., 31 Int., 32 Int.	Canned pineapple and pineapple juice; Pineapple-grapefruit drink and a concentrate for making the same; Fresh fruits; ;

Canada	DOLE	Dole Food Company, Inc.	Registered	204295	9-Sep-49	UCA 34349	9-Sep-49	29 Int., 32 Int.	(29) Canned fruits, canned fruit cocktail and fresh frozen fruits.; (32) Canned fruit juices.

Canada	DOLE	Dole Food Company, Inc.	Registered	541373	3-May-85	318302	12-Sep-86	30 Int.	Frozen confections and soft serve dessert mix.

Canada	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	442173	19-Feb-83	266593	19-Feb-83	29 Int., 32 Int.	CN FRT, FRT JUICES, CN VEGS ;

Canada	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	540392	18-Apr-85	315480	20-Jun-86	29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned pineapple and other canned fruits, canned vegetables; processed fruits, dried fruit and nuts.; (30) Frozen confections and soft serve dessert mix.; (31) Fresh fruit and fresh vegetables.; (32) Fruit juices, fruit juice drinks, frozen fruit juice concentrates.

Canada	DOLE BOUCHES DE NATURE	Dole Food Company, Inc.	Pending	1553504	23-Nov-11			29 Int.	Granola based snack food.

Canada	DOLE FRUIT N CRISP	Dole Food Company, Inc.	Pending	1484643	10-Jun-10			29 Int.	Processed fruit packaged with whole grain oats and sugar.

Canada	DOLE FRUIT SMOOTHIE SHAKERS	Dole Food Company, Inc.	Pending	1586251	16-Jul-12			30 Int.	Frozen confections.

Canada	DOLE NATURE’S BITES	Dole Food Company, Inc.	Pending	1553254	22-Nov-11			29 Int.	Granola based snack food.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Canada	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	204294	9-Sep-49	UCA 34348	9-Sep-49	29 Int., 32 Int.	Canned fruits, canned fruit juices; Canned fruit cocktail; Fresh frozen fruits;

Canada	DOLE REAL FRUIT BITES	Dole Food Company, Inc.	Pending	1491332	5-Aug-10			29 Int.	Fruit based snack food; dried fruit.

Canada	DOLE SPARKLERS	Dole Food Company, Inc.	Registered	1278743	7-Nov-05	TMA 684002	19-Mar-07	32 Int.	Aerated fruit juices; Fruit juice bases; Fruit juice concentrates; Fruit juices; Non-alcoholic beverages containing fruit juices.

Canada	DOLE SWEETIO	Dole Food Company, Inc.	Pending	1375991	14-Dec-07			29 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit. ; Fresh fruit.; Non-alcoholic beverages namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages namely, fruit drinks, fruit juices, lemonades and soft drinks.

Canada	DOLICIOUS	Dole Food Company, Inc.	Pending	1468528	5-Feb-10			32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

Canada	JUSI	Dole Food Company, Inc.	Pending	1545582	28-Sep-11			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Canada	JUSI and Design	Dole Food Company, Inc.	Pending	1545586	28-Sep-11			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Canada	NATURE’S BITES	Dole Food Company, Inc.	Pending	1553255	22-Nov-11			29 Int.	Granola based snack food.

Canada	PARADISE FRUITS	Dole Food Company, Inc.	Registered	653394	19-Mar-90	TMA/421767	7-Jan-94	32 Int.	Fruit juices, fruit juice drinks and frozen fruit juice concentrates

Canada	PARADISE ISLAND	Dole Food Company, Inc.	Pending	1410060	9-Sep-08			32 Int.	Non-alcoholic drinks, namely, fruit drinks and fruit juices; syrups and other preparations for making beverages; namely fruit drinks, fruit juices, lemonades and soft drinks.

Canada	STRAWBERRY SUNRISE	Dole Food Company, Inc.	Registered	1064067	19-Jun-00	TMA578653	1-Apr-03	32 Int.	Fruit juice namely pineapple juice & pineapple juice blends.

Canada	SUGARIPE	Dole Dried Fruit & Nut Company	Registered	275175	22-Mar-63	TMA133078	11-Oct-63	29 Int., 31 Int.	Dried fruits, fruit juices, shelled and unshelled nuts, canned fruits and canned vegetables; Prune nectar;

Canada	SUN GIANT	Bud Antle, Inc.	Registered	554331	16-Dec-85	324217	27-Feb-87	29 Int., 32 Int.	(29) Nuts and nut products, namely, pecans, almonds, walnuts, pistachios, and almond butter; fresh preserved, dried and/or cooked fruits and and vegetables, prepared meals,; snacks, namely, hickory smoked almonds, dry roasted almonds, pistachios, and raisins; and desserts, namely, date nut rolls.;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Canada	SUN GIANT & ARC DESIGN	Bud Antle, Inc.	Registered	554330	16-Dec-85	323906	20-Feb-87	29 Int., 30 Int.	Nuts and nut products, namely, pecans, almonds, walnuts, pistachios and almond butter; fresh preserved, dried and/or cooked fruits and vegetables, prepared meals; snacks, namely, hickory smoked almonds, dry roasted almonds, pistachios, and raisins; and desserts, namely, date nut rolls.; ;

Canada	SUN GIANT & CIRCLE DESIGN	Bud Antle, Inc.	Registered	345403	16-Aug-71	193966	7-Sep-73	29 Int., 31 Int.	Fresh fruits and vegetables; edible nuts, shelled and unshelled, roasted and salted, flavored and processed.

Canada	TROPICAL GOLD	Dole Food Company, Inc.	Registered	1191246	17-Sep-03	TMA 648090	14-Sep-05	29 Int., 32 Int.	(29) Fresh-cut fruits, processed fruits, canned fruits, and fresh frozen fruits.; (32) Non-alcoholic beverages namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages namely, fruit drinks, fruit juices, lemonades and soft drinks.

Cayman Islands	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	CT3439288	13-Oct-09	CT3439288	13-Oct-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Cayman Islands	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered		14-Jan-97	1364407	14-Jan-97	32 Int.	Non-alcoholic drinks; fruit drinks; fruit juices and vegetable juices; preparations for making any of the aforesaid goods; all included in Class 32 ;

Chile	CABANA	Renaissance Capital Corp.	Registered	176887	9-Jul-80	937693	26-Dec-01	29 Int., 31 Int.	(29) Canned juice, fruits and vegetables and all other products comprised in class;; (31) Fresh vegetables and fresh fruits and all other products comprised in class.

Chile	DOLE	Renaissance Capital Corp.	Registered	800.017	18-Dec-07	891.838	28-Jul-10	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. ; (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. ; (31) Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants. ; (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Chile	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered		30-Oct-87	500986	30-Oct-87	29 Int., 30 Int., 31 Int., 32 Int.	All goods in classes 29, 30, 31 (except seed corn) & 32.; ; ;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Chile	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	50073		732102	7-Jun-85	29 Int., 30 Int., 32 Int.	(29) Canned pineapple and other canned fruits and vegetables.; (30) Frozen confections and soft serve dessert mix.; (32) Fruit juice; fruit juice drinks; frozen fruit juice.

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered	8839305		360578	10-Sep-89	30 Int.	Tea, coffee, cocoa, ices, edible ices

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered			384284	10-Sep-99	32 Int.	Aerated water (beverages), fruit juice, and soft beverages, refrigerate and concentrated fruit juices, sherbets.

China (People’s Republic)	DOLE & Dole in Chinese Char. (DUH-LER)	Dole Food Company, Inc.	Registered	90032481	8-Aug-90	561649	20-Aug-91	32 Int.	Canned frozen concentrated fruit juices, canned fruit juices, canned vegetable juices; frozen fruit juices concentrates, fruit juices and fruit juice drinks containing water

China (People’s Republic)	DOLE & DOLE in Chinese Characters (DUH-LER)	Dole Food Company, Inc.	Registered	90031317	2-Aug-90	561794	20-Aug-91	29 Int.	Frozen fresh fruits, stewed fruits, fruit pulp, crystallized fruits, frozen confections, jams, preserved fruits, roasted nuts, salted nuts, flavored nuts, unshelled nuts, prepared nuts, dried vegetables, processed vegetables, preserved vegetables, tomato puree, vegetable juices for cooking.

China (People’s Republic)	DOLE & Dole in Chinese Charc. (TAU-LER)	Dole Food Company, Inc.	Registered	90032483	8-Aug-90	608971	30-Aug-92	32 Int.	Canned, frozen concentrated fruit juices, frozen fruit juice concentrates, fruit juices and fruit juice drinks containing water.

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8839292		360579	10-Sep-89	30 Int.	Sugar, candies, honey, pastries, confectionary, soft serve dessert mixes, tea, coffee, cocoa, ices and edible ice

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8839294		360724	10-Sep-89	32 Int.	Aerated water, soft fruit juice beverages, frozen concentrated fruit juices, watered fruit juices.

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/089338	22-Jun-00	1643404	28-Sep-01	32 Int.	Syrups for making beverages; preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	4436195	27-Dec-04	4436195	21-Jun-07	32 Int.	Beer; non-alcoholic fruit juices; non-alcoholic fruit juice beverages; fruit juices; water; mineral water; table water; lemonades; vegetable juices (beverages); soda water; sorbets; aerated water; non-alcoholic cocktails; non-alcoholic fruit nectars; isotonic beverages; soy bean milk; lactic acid beverages; preparations for making beverages; syrups for making beverages.

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN (SIMPLIFIED)	Dole Food Company, Inc.	Pending	not yet assigned	19-Jun-12			29 Int.	Canned vegetables, bottled vegetables, canned fruits, canned pineapples, canned tropical fruit salad, dry vegetables, frozen fruits and frozen vegetables; milk drink with fruits (milk-based); fruit jellies.

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN (SIMPLIFIED)	Dole Food Company, Inc.	Pending	not yet assigned	19-Jun-12			30 Int.	Coffee, processed coffee beans; cocoa; chocolate drink; tea; tea based beverages; natural sweetner; cereal-based snack food; soybean milk; starch for food; edible ices; frozen yogurt [confectionery ice]; ice cream; fruit jellies [ice]; chocolate bars; [confectionery ice]; confectionery ices made of fruit; fruit juices beverages [ice]; frozen dessert consisting of fruit and cream or cream substitute; cooking salt; preparations for stiffening whipped cream; prefabricated glutelin for food; glutelin additive for cooking; fruit chunk (paste) pudding; fruit smoothie (edible ice).

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN (SIMPLIFIED)	Dole Food Company, Inc.	Pending	not yet assigned	15-Jun-12			30 Int.	Coffee, processed coffee beans; cocoa; chocolate drink; tea; tea based beverages; natural sweetner; cereal-based snack food; soybean milk; starch for food; edible ices; frozen yogurt [confectionery ice]; ice cream; fruit jellies [ice]; chocolate bars [confectionery ice]; confectionery ices made of fruit; fruit juice beverages [ice]; frozen dessert consisting of fruit and cream or cream sustitutes; cooking salt; preparations for stiffening whipped cream; prefabricated glutelin for food; glutelin additive for cooking.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN (SIMPLIFIED)	Dole Food Company, Inc.	Pending	not yet assigned	19-Jun-12			32 Int.	Soybean milk, acid soy milk, syrup for making beverages, preparations for making beverages, non-alcoholic beverage, fruit juices, non-alcoholic fruit beverages, non-alcoholic aperitifs, non-alcoholic fruit nectars, isotonic beverages, vegetable juices (beverages), tomato juice (beverages), beer, whey beverages, table water, water (beverages), lithia water, mineral water (beverages), seltzeer water, aerated water, soda water, grape must [unfermented], lemonade, non-alcoholic cocktails, lactose beverage, (fruit product, not from dairy food), milk of almonds (beverage), almond milk (beverage), sarsaparilla [soft drink], peanut milk (soft drink), coke drinks, plum extract beverages, mung beans drinks, milk tea (not milk based), fruit juice powders, condensed fruit crystals; fruit beverages with milk (other than milk-based).

China (People’s Republic)	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Registered	8839298	29-Oct-88	360580	10-Sep-89	30 Int.	Sugar, confectionery, honey, pastries, refreshments, soft dessert mix, tea, coffee, cocoa, ice, edible ice, ice cream, ice-lolly, water ice, ice-cream brick

China (People’s Republic)	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Registered	8839297	29-Oct-88	360725	10-Sep-89	32 Int.	Aerated water, fruit juice, soft beverages, refrigerated concentrated juice, watered ade.

China (People’s Republic)	DOLE in Chinese Characters (DU LE)	Dole Food Company, Inc.	Registered	2001067591		1764159	7-May-02	32 Int.	Beers; non-alcoholic fruit extracts; non-alcoholic fruit juice beverages; whey beverages; fruit juices; waters (beverages); Lithia water; mineral water (beverages); selzer water; table waters; must; lemonades; vegetable juices (beverages); grape must (unfermented); soda water; fruit juice beverages; sherbets (beverages); tomato juice (beverages); non-alcoholic beerages; milk of almonds (beverages); aerated water, tea beverages; cola.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	DOLE in Chinese Characters (DU LE)	Dole Food Company, Inc.	Registered	2001028395	2-Mar-01	1799150	28-Jun-02	32 Int.	Fruit juice beverages (non-alcoholic); non-alcoholic cocktails; table waters; tea beverages (water); isotonic beverages; soya bean milk; tomato juices (beverages); fruit juices; sorbets (beverages); sherbets (beverages); fruit powder (for making beverages); fruit crystals; peanut milk (soft dirnk); cola; mineral water; mineral water (beverages); green bean beverages; tea with milk (non-milk predominating); lemonades; beer; must; grape must (unfermented); sasparilla (soft dirnk); whey beverages; lactic acid beverages (fruit products, non of milk); seltzer water; vegetable juices (beverages); water (beverages); soda water; sour soya bean milk; sour plum beverages; non-alcoholic fruit extracts; non-alcoholic fruit juice beverages; fruit nectars (non-alcoholic); non-alcoholic beverages; aerated water; milk of almonds (beverages); non-alcoholic aperitifs; lithia water.

China (People’s Republic)	DOLE in Simplified Chinese Characters (DU LE)	Dole Food Company, Inc.	Pending	not yet assigned	19-Jun-12			29 Int.	Canned vegetables, bottled vegetables, canned fruits, canned pineapples, canned tropical fruit salad; milk drink with fruits (milk-based); milkshakes; fruit jellies.

China (People’s Republic)	DOLE SINGLES & SUN Design	Dole Food Company, Inc.	Registered	3314522	20-Sep-02	3314522	7-Mar-04	32 Int.	Canned fruit juices, canned fruit juice drinks, canned fruit juice blends and light beverages.

China (People’s Republic)	DOLICIOUS	Dole Food Company, Inc.	Registered	8064890	4-Nov-10	8064890	14-Feb-11	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

China (People’s Republic)	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	not yet assigned				29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, edible seeds; milk and milk products.

China (People’s Republic)	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	not yet assigned				30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates, cereal-based snacks, smoothies.

China (People’s Republic)	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	not yet assigned				32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

China (People’s Republic)	O & SUN DESIGN (O from DOLE Logo)	Dole Food Company, Inc.	Registered	6527671	24-Jan-08	6527671	7-Dec-09	29 Int.	Canned fruit; canned vegetables; preserved fruit; frosted frut; fruit chips; fruit, stewed; almond meal; jams; cooked vegetables; deep frozen vegetables; dried vegetables; preserved vegetables; milk products; milk beverages (milk predominating); frui jellies; aga (edible); prepared nuts.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	O & SUN DESIGN (O from DOLE Logo)	Dole Food Company, Inc.	Registered	6527670	24-Jan-08	6527670	28-Mar-10	30 Int.	Chocolate; fruit jellies (confectionery); sugar confectionery; edible ices; frozen yogurt [confectionery ices].

China (People’s Republic)	O & SUN DESIGN (O from DOLE Logo)	Dole Food Company, Inc.	Registered	6527669	24-Jan-08	6527669	7-Dec-09	31 Int.	Coffee beans (unprocessed); flowers, natural; plants; fresh fruits; nuts [fruit]; fresh vegetables; edible fresh flowers.

China (People’s Republic)	O & SUN DESIGN (O from DOLE Logo)	Dole Food Company, Inc.	Registered	6527668	24-Jan-08	6527668	28-Mar-10	32 Int.	Mineral water( beverages); aerated water; non-alcoholic beverages; fruit nectars (non-alcoholic); non-alcoholic fruit juice beverages; syrups for beverages; preparations for making beverages; frozen concentrates for making beverages.

China (People’s Republic)	PLANTATION	Dole Food Company, Inc.	Pending	11155584	3-Jul-12			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; syrups and other preparations for making beverages.

China (People’s Republic)	SWEETIO	Dole Food Company, Inc.	Registered	6446733	19-Dec-07	6446733	21-Mar-10	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

China (People’s Republic)	SWEETIO in Chinese Characters	Dole Food Company, Inc.	Pending	6446731	19-Dec-07			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

China (People’s Republic)	TROPICAL GOLD	Dole Food Company, Inc.	Registered	6446728	19-Dec-07	6446728	21-Mar-10	32 Int.	Non-alcoholic beverages; fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, fruit drinks, fruit juices, lemonades and soft drinks.

Colombia	DOLE	Renaissance Capital Corp.	Registered	10-161453	22-Dec-10	431707	23-Aug-11	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Colombia	DOLE	Renaissance Capital Corp.	Registered	10-161454	22-Dec-10	431708	23-Aug-11	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Colombia	DOLE	Renaissance Capital Corp.	Registered	10-161457	22-Dec-10	431710	23-Aug-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Colombia	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	3050604	13-Jun-03	285734	30-Jul-04	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; canned fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Colombia	DOLE & SUN DESIGN	Renaissance Capital Corp.	Pending	10-161449	22-Dec-10			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Colombia	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	10-140314	9-Nov-10	422982	14-Apr-11	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Colombia	DOLE & SUN DESIGN	Renaissance Capital Corp.	Pending	10-161452	22-Dec-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Colombia	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	10-140307	9-Nov-10	422980	14-Apr-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrated fruit juices and other preparations for making beverages.

Costa Rica	DOLE	Renaissance Capital Corp.	Registered			31558	4-Jun-65	29 Int., 32 Int.	Canned fruit, canned vegetables, canned stuffing for pies, frozen fruits. Canned and frozen concentrated fruit juices.;

Costa Rica	DOLE & Sun Design	Renaissance Capital Corp.	Registered	34313	15-Dec-00	126973	27-Jun-01	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

Costa Rica	DOLE & Sun Design	Renaissance Capital Corp.	Registered	34312	15-Dec-00	126972	27-Jun-01	30 Int.	Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustartd; vinegar, sauces (condiments); spices; ice.

Costa Rica	DOLE & Sun Design	Renaissance Capital Corp.	Registered	34336	15-Dec-00	126974	27-Jun-01	32 Int.	Beer, ale and porter; mineral and aerated waters and other non-alcoholic drinks; syrups and other preparations for making beverages

Croatia	DOLE	Dole Food Company, Inc.	Registered	Z951135	23-Nov-95	Z951135	23-Nov-95	29 Int., 32 Int.	(29) Preserved fruits, preserved stuffings for pastes, frozen fresh fruits, preserved vegetables;; (32) Preserved fruit juices, preserved non-alcoholic fruit drinks, preserved fruit cocktails, preserved vegetable juices, preserved concentrated fruit juices

Croatia	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	Z930079N	20-Jan-93	Z930079	24-May-95	29 Int., 32 Int.	(29) Preserved fruits and vegetables.; (32) Fruit juices.

Croatia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	Z922093A	14-Jan-91	Z922093	9-Apr-96	29 Int., 30 Int., 31 Int., 32 Int.	Dried, cooked and preserved or bottled fruits and vegetables, “sweets” of fruits, stone-fruits, frozen fruits. ; Frozen sweets and desserts and mixtures for desserts.; Fresh fruits and vegetables. ; Preserved, cooled and frozen fruit juices, beverages of fruit juices, frozen concentrated fruit juices and non-alcoholic fruit beverages, fruit nectar.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Cuba	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2009-0307	14-Aug-09	2009-0307	14-Aug-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Cuba	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08

Cyprus, Republic of	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	20352		20532	18-Mar-80	29 Int., 32 Int.	(29) Canned fruit, canned vegetables;; (32) Fruit juices.

Cyprus, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	33660	4-Jan-91	33660	4-Jan-91	30 Int.	FROZEN CONFECTIONS AND DESSERTS AND SOFT SERVE DESSERT MIXES.

Cyprus, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	33662	4-Jan-91	33662	4-Jan-91	32 Int.	CANNED, CHILLED & FROZEN FRUIT JUICES; FRUIT JUICE DRINKS; FROZEN FRUIT JUICE CONCENTRATES & FRUIT BASED SOFT DRINKS; FRUIT NECTARS

Czech Republic	DOLE	Dole Food Company, Inc.	Registered		24-Jun-65	156481	26-Jan-66	29 Int., 31 Int., 32 Int.	(29) Canned fruits, canned fruit cocktail, canned vegetables, canned vegetable juices, canned pie filling, frozen fresh fruit.; (31) Fresh fruits and vegetables.; (32) Canned fruit juices, canned fruit nectars, fruit juices, canned frozen concentrated fruit juices.

Czech Republic	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	59880	29-Dec-90	171513	30-Nov-92	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.; (30) Frozen confections and desserts and soft serve dessert mixes.; (31) Fresh fruits and vegetables.; (32) Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars.

Denmark	DOLE	Dole Food Company, Inc.	Registered	VR1951 00989	4-Aug-51	989/1951	4-Aug-51	29 Int., 32 Int.	(29) Canned fruit, vegetables, fruit cocktail, pie filing;; (32) Fruit juices.

Denmark	DOLE	Dole Food Company, Inc.	Registered			2914/1968	1-Nov-68	29 Int., 32 Int.	(29) Canned fruits, canned fruit cocktail (mixed fruits), frozen fresh fruits and canned vegetables;; (32) Canned vegetable juices

Denmark	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			1732/1980	18-Apr-80	29 Int., 32 Int.	Canned fruits, fruit juices, and canned vegetables;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Denmark	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2651/1986	22-Apr-86	4250/1988	9-Dec-88	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved and canned fruits, preserved and canned fruit cocktails (mixed fruits), frozen fresh fruits and preserved and canned vegetables, preserved and canned fruit pie filling;; (30) Pineapple flavoured cake mixes, frosting mixes and flavors in foods, frozen confections, dry powdered mix for use in the preparation of a soft serve dessert and non-dairy fruit-based soft serve dessert;; (31) Fresh fruits and vegetables, including frozen, fresh flowers;; (32) fruit juices, fruit juice drinks and frozen concentrates for making same, preserved and canned fruits juices, preserved and canned vegetable juices, fruit juices containing water and frozen fruit juice concentrates (including canned).

Dominica	DOLE	Dole Food Company, Inc.	Registered		6-May-63	517	6-Jun-63	29 Int., 32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks; canned, bottled and frozen fruit & tomato juices.;

Dominica	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			105/81	1-Sep-81	29 Int., 32 Int., N42 Nat.	CN FRT JUICES, CN VEGS ; ;

Dominica	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	40330	8-Jan-10	40330	18-Jan-10	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Dominican Republic	DOLE	Dole Food Company, Inc.	Registered			7752	18-Aug-51	29 Int., 31 Int.,	Fresh and dried fruit; ;

Dominican Republic	DOLE	Dole Food Company, Inc.	Registered			7750	18-Aug-51	29 Int., 32 Int.,	Canned fruit, fruit juices and fruit cocktail.; ;

Dominican Republic	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			39148	30-Jul-85	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

Dominican Republic	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			52367	14-Jan-92	29 Int., 31 Int.	(29) Processed and dried fruits and nuts.; (31) Fresh fruits, fresh vegetables.;

Dominican Republic	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			39272	30-Aug-85	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Ecuador	DOLE	Renaissance Capital Corp.	Registered	239417	21-Dec-10	5183-11	13-Jul-11	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Ecuador	DOLE	Renaissance Capital Corp.	Registered	239418	21-Dec-10	5184-11	13-Jul-11	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Ecuador	DOLE	Renaissance Capital Corp.	Registered	239420	21-Dec-10	5186-11	13-Jul-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	41127	23-Aug-93	3089-94	2-Sep-94	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	239485	22-Dec-10	3976-11	28-Jun-11	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	214511	28-May-09	7335-09	10-Nov-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	41128	23-Aug-93	3090-94	2-Sep-94	30 Int.	Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustartd; vinegar, sauces (condiments); spices; ice

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	239486	22-Dec-10	3977-11	28-Jun-11	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	214512	28-May-09	7336-09	10-Nov-09	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	41130	23-Aug-93	3091-94	2-Sep-94	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	239488	22-Dec-10	3979-11	28-Jun-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	214514	28-May-09	7338-09	10-Nov-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Egypt	DOLE	Dole Food Company, Inc.	Pending	not yet assigned				29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Egypt	DOLE	Dole Food Company, Inc.	Pending	not yet assigned				30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Egypt	DOLE	Dole Food Company, Inc.	Pending	not yet assigned				32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Egypt	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78933	7-Jan-91	78933	7-Jan-91	30 Int.	FROZEN CONFECTIONS AND DESSERTS AND SOFT SERVE DESSERT MIXES

Egypt	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78935	7-Jan-91	78935	18-Jun-95	32 Int.	CANNED, CHILLED AND FROZEN FRUIT JUICES; FRUIT JUICE DRINKS; FROZEN FRUIT JUICE CONCENTRATES, FRUIT BASED SOFT DRINKS; FRUIT NECTARS

Egypt	DOLE (IN ARABIC) W/LEAFY CROWN	Dole Food Company, Inc.	Registered	62269	11-Apr-83	62269	11-Apr-83	29 Int., 32 Int.	Canned fruits, canned fruit juices and canned vegetables.;

El Salvador	DOLE	Dole Food Company, Inc.	Registered	3275-97	2-Jun-97	121/99	12-Nov-99	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats

El Salvador	DOLE	Dole Food Company, Inc.	Registered	3276-97	2-Jun-97	101/76	6-May-98	30 Int.	All goods in Class 30.

El Salvador	DOLE	Dole Food Company, Inc.	Registered	E-3271-97	2-Jun-97	100/99	9-Nov-99	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; syrups and other preparations for making beverages

El Salvador	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3167-97	29-May-97	28/82	12-Oct-98	29 Int.	Preserved, cooked, and dried fruits and vegetables; canned goods; pickled goods, and all other goods in Cl. 29

El Salvador	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3168-97	29-May-97	32599	25-Feb-99	30 Int.	Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustartd; vinegar, sauces (condiments); spices; ice

El Salvador	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3170-97	29-May-97	98/99	9-Nov-99	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; syrups and other preparations for making beverages.

Estonia	DOLE	Dole Food Company, Inc.	Registered	4960	26-May-93	16331	5-Jul-95	29 Int., 30 Int., 31 Int., 32 Int.	(29) preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits;; (30) frozen confections and desserts and soft serve dessert mixes;; (31) fresh fruits and vegetables;; (32) canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Estonia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	9304961	26-May-93	16332	5-Jul-95	29 Int., 30 Int., 31 Int., 32 Int.	(29) preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits;; (30) frozen confections and desserts and soft serve dessert mixes;; (31) fresh fruits and vegetables;; (32) canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars

European Community	BAJELLA	Dole Food Company, Inc.	Registered	6161384	2-Aug-07	6161384	2-Aug-07	29 Int., 30 Int., 31 Int., 32 Int.	29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats; canned, processed, fresh-cut, frozen, or dried fruits, nuts and vegetables, fruit sauces.; 30) Ice; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.; 31) Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt; fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; 32) Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages; non-alcoholic beverages; fruit juices, fruit juice drinks and frozen concentrates for making same.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

European Community	DOLE	Dole Food Company, Inc.	Registered	3400447	13-Oct-03	3400447	13-Oct-03	29 Int., 30 Int., 31 Int., 32 Int.	(29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats; canned, processed, fresh-cut, frozen, or dried fruits, nuts and vegtables, fruit sauces.; (30) Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard; vinegar, sauces (condiments); spices; ice; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.; (31) Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt; fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; (32) Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages; non-alcoholic beverages; fruit juices, fruit juice drinks and frozen concentrates for making same.

European Community	DOLE	Dole Food Company, Inc.	Pending	10794774	10-Apr-12			29 Int., 30 Int., 31 Int., 32 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats; canned, processed, fresh-cut, frozen, or dried fruits, nuts and vegetables; salad dressings as far as included in this class.; Cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustard; vinegar, sauces (condiments); spices; ice; fruit sauces; frozen confections and dry powdered mix for use in the preparation of a soft serve dessert; salad dressings as far as included in this class.; Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.; Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

European Community	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3439288	13-Oct-03	3439288	13-Oct-03	29 Int., 30 Int., 31 Int., 32 Int.	(29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats; canned, processed, fresh-cut, frozen, or dried fruits, nuts and vegtables, fruit sauces.; (30) Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard; vinegar, sauces (condiments); spices; ice; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.; (31) Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt; fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; (32) Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages; non-alcoholic beverages; fruit juices, fruit juice drinks and frozen concentrates for making same.

European Community	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	not yet assigned				29 Int., 30 Int., 31 Int., 32 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats; canned, processed, fresh-cut, frozen, or dried fruits, nuts and vegetables; salad dressings as far as included in this class.; Cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustard; vinegar, sauces (condiments); spices; ice; fruit sauces; frozen confections and dry powdered mix for use in the preparation of a soft serve dessert; salad dressings as far as included in this class.; Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.; Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

European Community	DOLE FRESHY FRUITS	Dole Food Company, Inc.	Registered	1800994	1-Aug-00	1800994	2-Oct-01	29 Int., 31 Int.	(29) Preserved, dried and cooked fruits, including processed fruit;; (31) Fresh fruits

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

European Community	DOLE FRUIT & BITS	Dole Food Company, Inc.	Pending	10378305	28-Oct-11			32 Int.	Fruit juices.

European Community	DOLE FRUIT DU BIEN-ETRE	Dole Food Company, Inc.	Registered	4967378	20-Mar-06	4967378	20-Mar-06	29 Int., 30 Int., 31 Int., 32 Int.	(29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats; canned, processed, fresh-cut, frozen, or dried fruits, nuts and vegtables, fruit sauces.; (30) Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard; vinegar, sauces (condiments); spices; ice; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.; (31) Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt; fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; (32) Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages; non-alcoholic beverages; fruit juices, fruit juice drinks and frozen concentrates for making same.

European Community	DOLE FRUIT SMOOTHIE SHAKERS	Dole Food Company, Inc.	Pending	11043569	16-Jul-12			30 Int.	Frozen confections.

European Community	DOLE FRUIT SNACK	Dole Food Company, Inc.	Registered	1801125	1-Aug-00	1801125	2-Oct-01	29 Int., 31 Int.	(29) Preserved, dried and cooked fruits, including processed fruit;; (31) Fresh fruits

European Community	DOLE FRUITBOWLS	Dole Food Company, Inc.	Registered	1800358	1-Aug-00	1800358	2-Oct-01	29 Int., 31 Int.	(29) Preserved, dried and cooked fruits, including processed fruit;; (31) Fresh fruits

European Community	DOLE La passion du fruit and Design	Dole Food Company, Inc.	Registered	4832291	12-Jan-06	4832291	12-Jan-06	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked fruit.; (30) Frozen confections.; (31) Fresh fruit.; (32) Fruit juice.

European Community	DOLE LIVE RIGHT	Dole Food Company, Inc.	Pending	11143385	27-Aug-12			29 Int., 30 Int., 32 Int.	Snacks consisting primarily of nuts, seeds and dried fruits; nuts; dried fruits; edible seeds; processed fruits and vegetables; jellies, jams, fruit sauces; milk and milk products.; Cereal-based snacks; chocolate and chocolates.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

European Community	DOLE MAKES YOU FEEL GOOD	Dole Food Company, Inc.	Pending	4967295	20-Mar-06			29 Int., 30 Int., 31 Int., 32 Int.	(29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats; canned, processed, fresh-cut, frozen, or dried fruits, nuts and vegtables, fruit sauces.; (30) Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking powder; salt, mustard; vinegar, sauces (condiments); spices; ice; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.; (31) Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt; fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; (32) Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages; non-alcoholic beverages; fruit juices, fruit juice drinks and frozen concentrates for making same.

European Community	DOLE PIZZA CUT	Dole Food Company, Inc.	Registered	3555539	26-Nov-03	3555539	26-Nov-03	29 Int., 31 Int.	(29) Canned, processed, fresh-cut, frozen, or dried fruits.; (31) Fresh fruit.

European Community	DOLE SWEETIO	Dole Food Company, Inc.	Registered	6518252	14-Dec-07	6518252	14-Dec-07	29 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.; (31) Fresh fruit.; (32) Non-alcoholic beverages; particularly, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, particularly fruit drinks, fruit juices, lemonades and soft drinks.

European Community	DOLE WAIKIKI FRESH HAWAIIAN SPIRIT	Dole Food Company, Inc.	Pending	11043486	16-Jul-12			32 Int.	Fruit juices

European Community	DOLICIOUS	Dole Food Company, Inc.	Registered	8862856	6-Feb-10	8862856	6-Feb-10	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

European Community	TROPICAL GOLD	Dole Food Company, Inc.	Registered	4172151	20-Dec-04	4172151	20-Dec-04	29 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; (31) Fresh fruits and vegetables.; (32) Non-alcoholic drinks; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Fiji	DOLE	Dole Food Company, Inc.	Registered			4163	23-Jul-64	29 Int.	Fruit, vegetables, vegetable juices, pie fillings, consisting principally of fruit; all being canned, bottled, preserved, dried or frozen;

Fiji	DOLE	Dole Food Company, Inc.	Registered		6-May-63	29373	15-Jul-64	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, fruit juices and tomato juice; all being canned, bottled or frozen;

Finland	DOLE	Dole Food Company, Inc.	Registered	2926/84	27-Sep-63	43213	20-May-64	29 Int., 31 Int., 32 Int.	(29) Canned fruit, fruit cocktail, vegetables, pie fillings, and all goods tinned and frozen fresh fruit;; (31) Fresh fruits and vegetables;; (32) Fruit juices, fruit nectars, vegetable juices, frozen and concentrated fruit juices all the aforesaid goods tinned.

Finland	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	5090/79	23-Oct-79	86186	20-Jul-83	29 Int., 32 Int.	(29) Canned fruits and vegetables;; (32) Canned fruit juices.

Finland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2145/88	5-May-88	107825	5-Jun-90	29 Int., 30 Int., 31 Int., 32 Int.	(29) canned fruit and vegetables;; (30) (no goods listed);; (31) fresh fruit and vegetables;; (32) fruit juices, fruit drinks, frozen fruit juice concentrates.

France	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	165412		1558417	3-Nov-79	29 Int., 32 Int.	CN, DRD & COOKED FRTS & VEGS; CANNED FISH; CANNED GOODS AND FRT JUICES;

France	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	812710	4-Sep-86	1398603	4-Sep-86	29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned pineapple and other canned fruits and vegetables.; (30) Frozen confections and soft serve dessert mix.; (31) Fresh furits and fresh vegetables.; (32) Fruit juices, fruit juice drinks, frozen fruit juice concentrates.

France	DOLE La passion du fruit	Dole Food Company, Inc.	Registered	95/567150	11-Apr-95	95/567150	11-Apr-95	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked fruit.; (30) Frozen confections.; (31) Fresh fruit.; (32) Fruit juice.

France	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	216731	12-Jun-65	1610157	6-Jul-65	29 Int., 32 Int.	Canned Fruits, Canned Fruit Cocktail; and Canned Fruit Juices;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

France	O & SUN DESIGN (O from DOLE Logo)	Dole Food Company, Inc.	Registered	07/3526641	25-Sep-07	07/3526641	25-Sep-07	29 Int., 30 Int., 31 Int., 32 Int.	(29) meat, fish, poultry and game; meat extracts; fruits and preserved vegetables, dried and cooked; jellies, jams, fruit marmalade; eggs, milk and milk products; oils and edible fats; fruit preserves, fruits transformed, fresh fruits cut out, frozen fruits, or dry fruits, nuts and dried vegetables; marmalade fruits.; (30) coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flours and cereal preparations, bread, pastries and confectionery, edible ices; honey, golden syrup; yeast, raising powder; salt, mustard; vinegar, sauces (condiments); spices; ice for refreshment; frozen confectionery and mixtures of powder for preparation dessert low calories containing milk.; (31) agricultural produce, horticultural, forestry and grains, neither prepared, neither transformed; living animals; fruits and fresh vegetables; grains, plants and natural flowers; food for animals, malt, fresh fruits, fresh vegetables, fresh flowers, cut flowers and plants live.; (32) beer; mineral water and aerated and lemonades; fruit nectars; soda water; aperitif non alcoholic; fruit drinks and fruit juices; syrups and other preparations for making beverages; non alcoholic beverages; fruit juices, beverages containing fruit juices and bouillon concentrates glazed for manufacturing beverages containing fruit juices.

Gaza District	DOLE	Dole Food Company, Inc.	Pending	15304	7-Apr-11			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Gaza District	DOLE	Dole Food Company, Inc.	Pending	15305	7-Apr-11			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Gaza District	DOLE	Dole Food Company, Inc.	Pending	15307	7-Apr-11			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Gaza District	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	13591	13-Aug-09			30 Int.	Frozen confections and dry powdered mix for use in the preparation of soft-serve dessert.

Gaza District	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	13593	13-Aug-09			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Georgia	DOLE	Dole Food Company, Inc.	Registered	735/03	19-Mar-97	4748	19-Mar-97	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked & canned or bottled fruits & vegs; nuts; frzn & frosted fruits.; (30) frzn confections & desserts and soft serve dessert mixes.; (31) fresh frts & vegs.; (32) canned, chilled & frzn frt juices; frt juice drinks; frzn frt juice concentrates & frt based soft drinks; frt nectars.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Georgia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	736/03	19-Mar-97	4749	19-Mar-97	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked & canned or bottled frts & vegs; nuts; frzn & frosted fruits.; (30) frzn confections & desserts and soft serve dessert mixes.; (31) fresh frts. & vegs.; (32) canned, chilled & frzn frt juices; frt juice drinks; frzn frt juice concentrates & frt based soft drinks; fruit nectars.

Germany	ALOHA	Dole Food Company, Inc.	Registered		25-Feb-55	690818	17-May-56	29 Int., 32 Int.	Canned fruit, especially pineapple canned, fruit juices, especially pineapple juice

Germany	DOLE	Dole Food Company, Inc.	Registered		15-Nov-67	852587	15-Nov-67	29 Int.	Canned vegetables, canned vegetable juice for consumption

Germany	DOLE	Dole Food Company, Inc.	Registered		11-Feb-76	704269	11-Feb-76	29 Int., 32 Int.	(29) Canned fruit, fruit cocktail, pie filling, frozen fruit;; (32) Frozen concentrated and refrigerated fruit juices, fruit juice.

Germany	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	C 27315/29	8-May-80	1001774	8-May-80	29 Int., 32 Int.	Canned fruit, fruit juices, canned vegetables ;

Germany	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	C35512/29	8-Sep-86	1179148	19-Jul-91	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved tropical fruits;; (30) Frozen desserts of tropical fruit and fruit juices;; (31) Fresh tropical fruits;; (32) Fruit and vegetable juices.

Germany	SUN GIANT	Bud Antle, Inc.	Registered		22-Feb-80	1043752	21-Jan-83	29 Int., 31 Int.	(29) Dried fruits, raisins, and dates, mixtures of dried fruits and nuts, banana chips, roasted and salted seeds, etc.;; (31) Fresh fruits and vegetables

Ghana	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	not yet assigned	31-Mar-09			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; ; ;

Greece	DOLE	Dole Food Company, Inc.	Registered			33283	26-Mar-75	29 Int., 32 Int.	(29) Canned fruit and vegetables; fruit cocktail; pie filling; frozen fresh fruit.; (32) Fruit juices, fruit nectars, vegetable juices; frozen concentrated fruit juices.

Greece	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered		13-Mar-80	65902	17-Jun-82	29 Int., 32 Int.	(29) Canned fruits, canned vegetables.; (32) Fruit juices.

Greece	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	102721	6-Feb-91	102721	17-Jul-94	30 Int., 31 Int., 32 Int.	Frozen confections and desserts and soft serve dessert mixes; Fresh fruits and vegetables; Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars; ;

Grenada	DOLE	Dole Food Company, Inc.	Registered		6-May-63	23651	5-Jun-64	29 Int.	FRT, VEGS, VEG JUICES, PIE FILLING CONSISTING PRINCIPALLY OF FRT; ALL BEING CN, CTLD, PRSVD, DRD OR FRZN

Grenada	DOLE	Dole Food Company, Inc.	Registered	23498	6-May-63	23498	5-Jun-64	32 Int.	FRT JUICE, TOMATO JUICE; ALL BEING CN, BTLD OR FRZN

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Guam	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	TPC-800-212-778	23-Jan-09	TPC-800-212-778	23-Jan-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Guatemala	DOLE	Renaissance Capital Corp.	Registered	M-009933-2010	23-Dec-10	179245	11-Sep-11	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Guatemala	DOLE	Renaissance Capital Corp.	Pending	M-009932-2010	23-Dec-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Guatemala	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	2008-008192	9-Oct-08	169827	18-May-10	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Guatemala	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	2008-008191	9-Oct-08	165757	23-Sep-09	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Guatemala	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	2205-1992	3-Apr-92	83765	19-Jan-97	32 Int.	Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks, fruit nectar.

Haiti	DOLE	Dole Food Company, Inc.	Registered			220/140	30-Sep-63	29 Int.	Canned fruits, fruit cocktail, vegetable juices, pie filling, frozen fresh fruit;

Haiti	DOLE	Dole Food Company, Inc.	Registered			222/140	30-Sep-63	32 Int.	Beer, ale; mineral water and non-alcoholic beverages; syrups and other preparations for making beverages.

Haiti	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	411-E	6-Apr-09	371/166	12-Oct-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Haiti	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	412-E	6-Apr-09	372/166	12-Oct-09	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Haiti	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	414-E	6-Apr-09	374/166	12-Oct-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Honduras	DOLE	Renaissance Capital Corp.	Registered	38027/10	22-Dec-10	117545	5-Oct-11	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Honduras	DOLE	Renaissance Capital Corp.	Pending	not yet assigned	30-Dec-10			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Honduras	DOLE	Renaissance Capital Corp.	Registered	38030/10	22-Dec-10	117715	25-Oct-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Honduras	DOLE & FADING BLUE	Renaissance Capital Corp.	Registered			40594	2-Sep-82	29 Int., 32 Int.	(29) Canned fruit and vegetables.; (32) Canned fruit juices.

Honduras	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	6468/91	10-Sep-91	55585	11-Jun-92	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

Honduras	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	6466/91	10-Sep-91	55589	11-Jun-92	32 Int.	Canned, chilled, frozen fruit juices, fruit juice drinks, frozen fruit juice concentrate, fruit based soft drinks, fruit nectars.

Hong Kong	DOLE	Dole Food Company, Inc.	Registered	301013615	14-Dec-07	301013615	14-Dec-07	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; (31) Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Hong Kong	DOLE	Dole Food Company, Inc.	Registered		14-May-63	438/1965	14-May-63	29 Int., 32 Int.	(29) Canned fruits, canned fruit cocktail, canned vegetables, canned vegetable juices, canned pie filling, frozen fresh fruit.; (32) Canned fruit juices, canned fruit nectars, and canned frozen concentrated fruit juices.

Hong Kong	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	301013642	14-Dec-07	301013642	14-Dec-07	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; (31) Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Hong Kong	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5539/86	10-Dec-86	2372/1989	10-Dec-86	29 Int., 32 Int.	(29) Canned fruits, fruit coctails, canned vegetables, canned pie filling, frozen fresh fruit.; (32) Fruit juices, canned fruit nectars, frozen concentrate juices.

Hong Kong	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5539/86	10-Dec-86	B1109/1992	20-Mar-92	32 Int.	Fruit juices, vegetable juices, all being canned, bottled or frozen and for use a beverages.

Hong Kong	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/17263	2-Aug-00	2001/8055	2-Aug-00	29 Int.	Meat, fish, poultry and game, meat extracts and meat products, processed vegetables, cooked vegetables, dried vegetables, preserved vegetables, canned vegetables, bottled vegetables, cooked or processed vegetables in pouch, vegetable salads, vegetable juices for cooking, processed fruits, dried and cooked fruits, frozen fruits, preserved fruits, stewed fruits, canned fruits, fruit salads, fruit pulp, frosted fruits, fruit jellies, prepared nuts, dried nuts, flavoured nuts, roasted nuts, raisins, jellies, jams, fruit sauces, edible oils and fats, prepared foods and prepared meals, all included in Class 29

Hong Kong	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/17264	2-Aug-00	2001/8056	2-Aug-00	30 Int.	Coffee, tea, cocoa, sugar, rice, flour, cereal preparations, oatmeal, confectionery, frozen yoghurt, fruit jellies (confectionery), muesli, nut confectionery, sauces, bread, pastries, cakes, pies, biscuits and cookies, confectionery bars, spices, flavourings other than essential oils, condiments, edible ices, ice cream, prepared foods and prepared meals, all included in Class 30

Hong Kong	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/17265	2-Aug-00	2001/8057	2-Aug-00	31 Int.	Agricultural products and grains, fresh fruits, citrus fruits, fresh vegetables, leaf vegetables, root vegetables, fruit vegetables, salad vegetables, stem vegetables, legume vegetables, nuts (fruits) all included in Class 31

Hong Kong	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/17266	2-Aug-00	2001/8058	2-Aug-00	32 Int.	Beers, mineral waters, areated waters, non-alcoholic drinks and beverages, fruit drinks, fruit juices, fruit nectars, vegetable drinks, vegetable juices, mixed fruit and vegetable drinks, juices and beverages, syrups and other preparations for making drinks and beverages, all included in Class 32

Hong Kong	DOLE (IN CHINESE CHARACTERS) (DU-LER)	Dole Food Company, Inc.	Registered	2354/90	20-Mar-90	1486/1992	16-Apr-92	30 Int.	Frozen Confections

Hong Kong	DOLE (IN CHINESE CHARACTERS) (DU-LER)	Dole Food Company, Inc.	Registered	2356/90	20-Mar-90	1488/92	16-Apr-92	32 Int.	Fruit juices, fruit juices containing water, canned frozen concentrated fruit juices, canned fruit juices, canned vegetable juices; frozen fruit juice concentrates.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Hong Kong	DOLE SWEETIO	Dole Food Company, Inc.	Pending	301014975	17-Dec-07			32 Int.	Non-alcoholic beverages; fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, fruit drinks, fruit juices, lemonades and soft drinks.

Hong Kong	DOLICIOUS	Dole Food Company, Inc.	Registered	301539784	8-Feb-10	301539784	8-Feb-10	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Hong Kong	PLANTATION	Dole Food Company, Inc.	Pending	302302712	3-Jul-12			32 Int.	Non-alcoholic beverages; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Hong Kong	SUN GIANT	Dole Food Company, Inc.	Registered	301539775	8-Feb-10	301714275	14-Sep-10	29 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Hong Kong	SWEETIO in Chinese Characters	Dole Food Company, Inc.	Registered	301014984	17-Dec-07	301014984	17-Dec-07	32 Int.	Non-alcoholic beverages; fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, fruit drinks, fruit juices, lemonades and soft drinks.

Hong Kong	TROPICAL GOLD	Dole Food Company, Inc.	Registered	301014966	17-Dec-07	301014966	14-Dec-07	32 Int.	Non-alcoholic beverages; fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, fruit drinks, fruit juices, lemonades and soft drinks.

Hungary	DOLE	Dole Food Company, Inc.	Registered			117512	10-Jun-65	29 Int., 32 Int.	(29) Canned fruit and vegetables, fruit cocktail, pie filling, vegetable juices, frozen fresh fruit.; (32) Canned fruit juices, fruit nectars, frozen concentrated fruit juices.

Hungary	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	331/91	22-Jan-91	H132446	22-Jan-91	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits; Frozen confections and desserts and soft serve dessert mixes; Fresh fruits and vegetables; Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars; ; ;

Iceland	DOLE	Dole Food Company, Inc.	Registered			81/1965	4-May-65	29 Int., 32 Int.	(29) Canned fruit, fruit cocktail, vegetables, vegetable juices, pie filling, and frozed fresh fruit.; (32) Fruit juices, fruit nectars, frozen concentrated fruit juices.

Iceland	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			29342	28-Jan-80	29 Int., 32 Int.	Canned fruit, fruit juices, canned vegetables;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Iceland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	580/1991	10-Jul-91	140/1992	20-Feb-92	29 Int., 30 Int., 31 Int., 32 Int.	PRESERVED, DRIED, COOKED & CANNED OR BOTTLED FRUITS & VEGETABLES; NUTS; FROZEN & FROSTED FRUITS; ; ;

India	DOLE	Dole Food Company, Inc.	Registered	1478858	14-Aug-06	1478858	14-Aug-06	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

India	DOLE	Dole Food Company, Inc.	Registered	1478855	14-Aug-06	1478855	14-Aug-06	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of soft serve dessert.

India	DOLE	Dole Food Company, Inc.	Registered	1966816	17-May-10	1966816	17-May-10	30 Int.	Coffee, tea, cocoa, rice, confectionery, ices; sauces (condiments); including curry sauces and chutney.

India	DOLE	Dole Food Company, Inc.	Registered	1478859	14-Aug-06	1478859	14-Aug-06	31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

India	DOLE	Dole Food Company, Inc.	Registered	585262	20-Nov-92	585262	20-Nov-92	31 Int., 32 Int.	Fresh fruits and vegetables. ; Fruit juices and fruit juices from concentrate (100% juices and drinks).

India	DOLE	Dole Food Company, Inc.	Registered	585263	20-Nov-92	585263	20-Nov-92	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; syrups and other preparations for making beverages, including fruit juices and fruit juice concentrate.

India	DOLE	Dole Food Company, Inc.	Registered	1478854	14-Aug-06	1478854	14-Aug-06	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1478853	14-Aug-06	1478853	14-Aug-06	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1478852	14-Aug-06	1478852	14-Aug-06	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1966815	17-May-10	1966815	17-May-10	30 Int.	Coffee, tea, cocoa, rice, confectionery, ices; sauces (condiments); including curry sauces and chutney.

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1478857	14-Aug-06	1478857	14-Aug-06	31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	585265	20-Nov-92	585265	20-Nov-92	31 Int., 32 Int.	Fresh fruits and vegetables.; Fruit juices and fruit juices from concentrate (100% juices and drinks).

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	585266	20-Nov-92	585266	20-Nov-92	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; syrups & other preparations for making beverages including fruit juices and fruit juices from concentrate.

India	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1478856	14-Aug-06	1478856	14-Aug-06	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

India	DOLE SWEETIO	Dole Food Company, Inc.	Registered	1630773	13-Dec-07	1630773	13-Dec-07	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

India	DOLICIOUS	Dole Food Company, Inc.	Pending	1920097	9-Feb-10			32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

India	TROPICAL GOLD	Dole Food Company, Inc.	Pending	1630770	13-Dec-07			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Indonesia	DOLE	Dole Food Company, Inc.	Registered			396844	2-Oct-63	29 Int.	Fruits preserves, fruits juice preserves, jams preserves, vegetables preserves, vegetables juice preserves, compacted and frozen fruits juice in tin.

Indonesia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8103	24-Apr-02	534293	24-Apr-02	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

Indonesia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8104	24-Apr-02	534294	24-Apr-02	31 Int.	Fresh fruits and vegetables; agricultural, horticultural and forestry products; seeds, live plants and flowers.

Indonesia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8102	24-Apr-02	534292	24-Apr-02	32 Int.	Canned, chilled and frozen fruit juices; fruit juice drinks; fruit juice blends; frozen fruit juice concentrates and fruit based softdrinks; fruit nectars; non-alcoholic fruit based syrups and preparations for making beverages.

Indonesia	TROPICAL GOLD	Dole Food Company, Inc.	Pending	D002008 031758	29-Aug-08			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

International Registration	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08

Int’l Registration - Madrid Agreement / Protocol	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	A0011693	12-Mar-08	972948	12-Mar-08	29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Iran (Islamic Republic of)	DOLE	Dole Food Company, Inc.	Pending	190010421	9-Apr-11			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruit; fresh vegetables. ; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Iran (Islamic Republic of)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	99797	27-Jan-91	66500	24-Jun-91	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, dried and cooked fruits and vegetables. ; Frozen confections and desserts and soft serve dessert mixes. ; Fresh fruits and vegetables. ; Fruit drinks and fruit juices.

Iran (Islamic Republic of)	DOLE FRUIT & BITS	Dole Food Company, Inc.	Pending	19008112	2-Nov-11			32 Int.	Fruit juices.

Iraq	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	44701	27-Sep-03			29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned, processed, or dried fruits, nuts and vegetables.; (30) Vrozen confections and dry powdered mix for use in the preparation of a soft serve dessert.; (31) Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.; (32) Fruit juices, fruit juice drinks and frozen concentrates for making same.

Ireland	ALOHA	Dole Food Company, Inc.	Registered			70346	4-Apr-66	32 Int.	Non-alcoholic drinks, preparations for making non-alcoholic fruit flavored drinks, canned fruit juices and canned vegetable juices (beverages).

Ireland	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	2209/79	26-Jun-79	B102315	20-Jun-84	29 Int., 32 Int.	Canned fruits, fruit juices (see remarks), and canned vegetables;

Ireland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	144432	1-Jan-91	144432	11-Nov-93	30 Int.	FROZEN CONFECTIONS & DESSERTS AND SOFT SERVE DESSERT MIXES

Ireland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	144434	1-Jan-91	144434	11-Nov-93	32 Int.	CANNED, CHILLED & FROZEN FRUIT JUICES; FRUIT JUICE DRINKS; FROZEN FRUIT JUICE CONCENTRATES & FRUIT BASED SOFT DRINKS; FRUIT NECTARS

Ireland	UKULELE	Dole Food Company, Inc.	Registered		4-Apr-66	69714	4-Apr-67	29 Int.	Preserved, canned, dried, cooked fruits and vegetables, vegetable juices for cooking; pie fillings consisting principally of fruit.

Israel	DOLE	Dole Food Company, Inc.	Registered		2-Dec-58	17309	2-Dec-58	29 Int.	Canned fruits, canned fruit cocktail, canned vegetables, canned vegetable juices included in Class 29, canned pie filling, frozen fresh fruit

Israel	DOLE	Dole Food Company, Inc.	Pending	not yet assigned				30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Israel	DOLE	Dole Food Company, Inc.	Registered		2-Dec-58	17310	2-Dec-58	32 Int.	Canned fruit juices, canned fruit nectars, canned vegetable juices for making beverages, canned frozen fruit juice concentrates

Israel	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78729	4-Jan-91	78729	10-Mar-94	30 Int.	FROZEN CONFECTIONS & DESSERTS & SOFT SERVE DESSERT MIXES

Israel	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78731	4-Jan-91	78731	4-Jan-91	32 Int.	CANNED, CHILLED & FROZEN FRUIT JUICES; FRUIT JUICE DRINKS; FROZEN FRUIT JUICE CONCENTRATES & FRUIT BASED SOFT DRINKS; FRUIT NECTARS

Israel	DOLE FRUIT & BITS	Dole Food Company, Inc.	Pending	241690	30-Oct-11			32 Int.	Fruit juices.

Italy	ALL GOOD	Dole Food Company, Inc.	Registered			404107	31-Oct-62	29 Int., 30 Int., 32 Int.	(29) Canned fruit, canned vegetables, fruit salad canned, preserved fruit for fruit salad, sauce and tomato sauce.; (30) Spicy tomato sauce.; (32) Canned fruit juices.

Italy	DOLE	Dole Food Company, Inc.	Registered		24-Jan-68	825133	24-Jan-98	29 Int., 30 Int., 31 Int., 32 Int.	Class 29: Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies and meat, legume, fish, and fruit preserves; jams; eggs, milk and other dairy products; edible oils and fats; pickles.; Class 30: Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes; flour and preparations made from cereals (except fodder); bread, biscuits, cakes, pastry and confectionery, ices,honey, treacle; yeast and baking powders; salt, mustard; vinegar, sauces, spices; ice.; Class 31: Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.; Class 32: Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Italy	DOLE	Dole Food Company, Inc.	Registered		16-Feb-56	1202797	30-Jun-09	29 Int., 32 Int.	(29) Canned fruits, fruit cocktail, frozen fresh fruit; (32) Fruit juices, fruit nectar, frozen concentrated fruit juices.

Italy	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	MI96C005770	16-Jun-86	761801	5-Mar-87	29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned pineapple; canned fruits and vegetables;; (30) Frozen confections and soft serve dessert mix;; (31) Fresh fruits and vegetables;; (32) Fruit juices; fruit juice drinks; frozen fruit juice concentrates.

Jamaica	DOLE	Dole Food Company, Inc.	Registered			9661	7-Jun-63	29 Int.	Fruits, fruit cocktail, vegetables, vegetable juices and pie fillings, all being canned, bottled, preserved, dried or frozen

Jamaica	DOLE	Dole Food Company, Inc.	Registered			9663	13-Nov-63	32 Int.	FRT JUICE, VEG JUICE (BVRGS), TOMATO JUICE, FRT NCTRS, NON-A DRINKS & PREPS; ALL BEING CN, BTLD OR FRZN; CN FRZN CNCNTRTD FRT JUICES

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Jamaica	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	29/661		20507	25-Jan-80	29 Int., 32 Int.	(29) Canned fruit, canned vegetables.; (32) Fruit juices.

Japan	COUNTRY STYLE	Dole Food Company, Inc.	Registered	173694/1997	6-Nov-97	4289361	2-Jul-99	32 Int.	Fruit drinks adding thereto vegetable juice (excluding tomato juices); other fruit drinks (excluding tomato juices); soft drinks adding thereto vegetable juice; other soft drinks

Japan	DOLE	Dole Food Company, Inc.	Registered			467590	30-Jun-55	29 Int., 30 Int., 32 Int., N40 Nat.	(29) Frozen fruits.; (30) Ices.; (32) Soft drinks, fruit juice beverages, soda water, mandarin water, lemonade, cider, syrups of fruits, fruit juices, fruit punch. (Original goods: Canned fruit juices, fruit cocktail and all other goods in this class.);

Japan	DOLE	Dole Food Company, Inc.	Registered	76290/1967	7-Dec-67	848179	7-Mar-70	29 Int., 31 Int.	Fruits, canned fruits, canned vegetables, canned products, vegetable juice, and the other goods belonging to this class.

Japan	DOLE	Dole Food Company, Inc.	Registered	514/1987		2483513	25-Dec-92	30 Int.	Ice bar containing fruit pulp and juice, frozen confectionery, confectionery, and breads and buns.

Japan	DOLE & Banana Character Design	Dole Food Company, Inc.	Registered	2000-73179	30-Jun-00	4767871	30-Apr-04	29 Int., 32 Int.	Banana flavored milk products, milk products containing bananas, processed banana, frozen bananas; Banana flavored soft drinks, soft drinks containing bananas, banana juices, vegetable juices containing bananas, banana flavored whey beverages, whey beverages containing bananas;

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	60-044230	1-May-85	2436612	31-Jul-92	30 Int.	Ice bar containing fruit pulp and juice, other frozen confectionery and the other goods belonging to this class.

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	44229/1985	1-May-85	2245375	30-Jul-90	30 Int., 32 Int., N29 Nat.	Frozen fruit juices and all other goods in this class, including tea, coffee, cocoa, soft drinks, fruit juices and ice;

Japan	DOLE & SUN DESIGN & FRUIT COOLER (in katakana)	Dole Food Company, Inc.	Registered	2000-19643	2-Mar-00	4456821	2-Mar-01	32 Int.	Soft drinks, fruit juices, vegetable juices

Japan	DOLE (in Katakana)	Dole Food Company, Inc.	Registered	135127/1986	24-Dec-86	2245376	30-Jul-90	32 Int., N29 Nat.	Fruit juices, other fruit juices and other goods belonging to this class.;

Japan	DOLEWHIP	Dole Food Company, Inc.	Registered	145044/1989	21-Dec-89	2501573	26-Feb-93	30 Int.	Frozen confections, other confectionery, and breads and buns.

Japan	DOLEWHIP	Dole Food Company, Inc.	Registered	145046/1989	21-Dec-89	2509760	26-Feb-93	30 Int.	Mixes for dessert confections in creamy form, and other goods under this class.

Japan	DOLEWHIP & DESIGN	Dole Food Company, Inc.	Registered	145047/1989	21-Dec-89	2509761	26-Feb-93	30 Int. Nat.	Mixes for dessert confections in creamy form, and other goods in this class.;

Japan	DOLICIOUS	Dole Food Company, Inc.	Registered	2010-009147	9-Feb-10	5353901	17-Sep-10	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Japan	HARVEST COLLECTION	Dole Food Company, Inc.	Registered	75326/1998	4-Sep-98	4344767	17-Dec-99	32 Int.	Soft drinks, adding thereto vegetable juice. Other soft drinks, fruit drinks adding thereto vegetable juice excluding tomato juice, other fruit drinks excluding tomato juice

Japan	KINGSIZE & DESIGN	ROYAL PACKING CO.	Registered	04-010580	4-Feb-92	2677912	29-Jun-94	29 Int., 31 Int., 32 Int.	(29) Processed vegetables and fruits, frozen vegetables, and frozen fruits.; (31) Vegetables and fruits.; (32) Vegetable juices.

Japan	MADE IN PARADISE	Dole Food Company, Inc.	Registered	32009/1998	17-Apr-98	4413365	1-Sep-00	32 Int.	Soft drinks adding thereto fruit juice and vegetable juice, Other soft drinks, Fruit drinks adding thereto vegetable juice, Other fruit drinks (excluding tomato juice)

Japan	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	2011-091059	19-Dec-11			29 Int.	Preserved fruits and vegetables; canned fruits and vegetables; processed fruits and vegetables; frozen fruits and vegetables; dried fruits and vegetables; cooked fruits and vegetables; fruit jellies; jams; fruit sauces; nuts; milk and milk products.

Japan	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	2011-091058	19-Dec-11			30 Int.	Ices; ice cream; ice candies; other edible ices; ice cream mixes; sherbet mixes, powders for ice cream; coffee bean; chocolate and chocolates; cereal-based snacks.

Japan	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	2011-091060	19-Dec-11			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Japan	PLANTATION	Dole Food Company, Inc.	Registered	1807/1980		1665954	22-Mar-84	29 Int., 32 Int.	(29) Processed fruits and vegetables.; (32) Vegetable juices.

Japan	PURE & LIGHT	Dole Food Company, Inc.	Registered	124213/1992	15-Jun-92	3034711	31-Mar-95	32 Int.	Beer, soft drinks, fruit juices, vegetable juices, why beverages, extracts of hops for making beer

Japan	QUALITY STAR with Katakana	Dole Food Company, Inc.	Registered	99854/1995	29-Sep-95	4070040	17-Oct-97	32 Int.	Soft drinks, fruit juices, fruit and soft drinks adding vegetable juice to fruit juice, vegetable juices

Japan	ROYAL HARVEST	Dole Food Company, Inc.	Registered	38005/1975	2-Apr-75	1346289	29-Sep-78	29 Int., N32 Nat.	Edible meats, eggs, edible marine products, vegetables, fruits, processed foodstuffs;

Japan	SUN GIANT	Bud Antle, Inc.	Registered	70684/84	4-Jul-84	1966408	23-Jul-87	29 Int., N32 Nat.	Meats, eggs, edible marine products, vegetables, fruits, processed foodstuffs (excluding those belonging to other classes).;

Japan	SUN GIANT & ARC DESIGN	Bud Antle, Inc.	Registered	70685/84		1988825	27-Oct-87	29 Int., 31 Int., 32 Int.	(29) Frozen fruits, frozen vegetables, processed vegetables and fruits.; (31) Fresh fruits, vegetables (other than tea leaves);; (32) Vegetable juice (beverages).

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Japan	SWEETIO & SWEETIO in Katakana	Dole Food Company, Inc.	Registered	2006-13902	17-Feb-06	4999649	27-Oct-06	29 Int., 30 Int., 32 Int.	(29) Processed vegetables and fruits; frozen vegetables; frozen fruits; milk and other milk products.; (30) Ices; confectionery, bread and buns; ice cream mixes; sherbet mixes; instant confectionery mixes; flour for food.; (32) Carbonated drinks mixes, syrups for beverages, other carbonated drinks (refreshing beverages); non-alcoholic fruit juice beverages; frozen concentrates for making fruit juice beverages; whey beverages; vegetable juices (beverages).

Japan	THE BEST OF DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	84991/1991	9-Aug-91	2679845	29-Jun-94	29 Int., 30 Int., 31 Int., 32 Int.	(29) Frozen vegetables, frozen fruits, processed vegetables and fruits, soybean milk.; (30) Unroasted coffee, cereal preparations, instant confectionery mixes.; (31) Vegetables, fruits.; (32) Vegetable juices.

Japan	THE FRESH FRUIT SPECIALIST with Katakana	Dole Food Company, Inc.	Registered	108009/1995	20-Oct-95	4128043	27-Mar-98	32 Int.	Soft drinks, adding thereto fruit juice and vegetable juice, other soft drinks, fruit drinks adding thereto vegetable juice, other fruit drinks (excluding tomato juice)

Japan	TROPI KAI	Dole Food Company, Inc.	Registered	204606/1987		746645	30-Jun-67	29 Int., N32 Nat.	CN FRTS & OTHER GOODS WITHIN THIS CLASS ;

Japan	TROPICAL COLLECTION	Dole Food Company, Inc.	Registered	166560/1997	14-Oct-97	4271921	19-May-99	32 Int.	Fruit drinks adding thereto vegetable juice, other fruit drinks, soft drinks adding thereto vegetable juice, other soft drinks, vegetable juice

Jordan	DOLE	Dole Food Company, Inc.	Pending	115845	30-Dec-10			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Jordan	DOLE	Dole Food Company, Inc.	Pending	115928	30-Dec-10			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Jordan	DOLE	Dole Food Company, Inc.	Pending	115843	30-Dec-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Jordan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	26677	18-Mar-91	28641	14-Oct-91	30 Int.	FROZEN CONFECTIONS AND DESSERTS AND SOFT SERVE DESSERT MIXES

Jordan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	26665	18-Mar-91	28623	14-Oct-91	32 Int.	CANNED, CHILLED & FROZEN FRUIT JUICES; FRUIT JUICE DRINKS; FROZEN FRUIT JUICE CONCENTRATES & FRUIT BASED SOFT DRINKS; FRUIT NECTARS

Jordan	DOLE (IN ARABIC)	Dole Food Company, Inc.	Registered		22-Sep-81	18813	22-Sep-81	32 Int.	CN FRT JUICES ;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Kazakhstan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	45603	23-Dec-08	33851	23-Dec-08	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Kenya	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			27090	11-Mar-80	29 Int., 32 Int.	(29) Canned fruits and vegetables.; (32) Fruit juices.

Kenya	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	65279	2-Apr-09	65279	2-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Korea, Republic of	ALOHA	Dole Food Company, Inc.	Registered	84-12484		113627	5-Jun-85	30 Int., 32 Int.	(30) Green tea, black tea.; (32) Fruit syrup, fruit liquid, lemon juice, apple juice, orange juice, pineapple juice, grape juice, tomato juice, soda water lemonade, gingerale, soda pop cola syrup, carbonated water.

Korea, Republic of	DOLE	Dole Food Company, Inc.	Registered	84-3029		9907	8-Jun-65	29 Int., 31 Int., 32 Int., N05 Nat.	(29) Canned pie filling, canned fruits, vegetable juices, fruit cocktail.; (31) Fruits and vegetables.; (32) Concentrated fruit juices, fruit juices, and fruit nectars.;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Korea, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	86-10685	11-Jun-86	145677	25-Sep-87	29 Int., 30 Int., 31 Int.	(29) Walnuts, chestnuts, pine nuts, soybean milk, canned pineapple, almond, pistachio, raisins, date, dried plum, bottled vegetables or fruits, canned vegetables or fruits, jams, vegetable juices, dried persimmons,; (30) Wheat flour, baking powder, dried barley malt.; (31) Rice, soybeans, pine mushrooms, bean sprouts, green bean sprouts, radishes, carrots, sweet potatoes, potatoes, burdocks, Chinese cabbage, cabbage, spinach, lettuce, green (Welsh) onions, bamboo shoots, cucumbers, eggplants, gourds, pumpkins, tomatoes, red peppers, pickpurses, purple perilla plants, ginger, Chinese peppers, parsley, brackens, royal ferns, butterburs, garlic, unripe beans, fragrant mushrooms, white gourds, sugar canes, sugar beets, mandarin oranges, lemons, pears, apples, persimmons, loquats, peaches, grapes, strawberries, melons, watermelons, Korean melons, bananas, apricots, plums, jujubes, cherries, oranges, pineapples, oatmeal, blended feed, seeds for farming, saplings.;

Korea, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	86-10686		135990	30-Dec-86	30 Int.	Dry confections, ice cake; castella; ice cream; fried dough-cake; frozen-candy; cracker; wafers, chocalate, hard-tack; candy, cream puff, hot cake, ginger processed w/ sugar, bread, rice cake, steamed cakes, bisuit, drops, wheat gluten, roasted soy bean, sweet bean jelly, cooky, sweet meat, chewing gum, caramel, nougat, doughnut, ice candy, sherbet, sugar.;

Korea, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	86-10687	11-Jun-86	146047	6-Oct-87	30 Int., 32 Int.	(30) Green tea, coffee, ice.; (32) Fruit syrup, concentrated fruit juice, lemon water, apple juice, orange juice, pineapple juice, grape juice, tomato juice, fruit powder, soda, soda water, lemonade, gingerale, cola syrup, carbonated water, coffee syrup, mineral water, soft drinks and fruit beverages.;

Korea, Republic of	DOLE IN KOREAN CHARACTERS	Dole Food Company, Inc.	Registered	91-28663	7-Oct-91	263411	19-May-93	29 Int., 30 Int., 32 Int., N05 Nat.	(29) Canned fruits.; (30) Black tea, coffee.; (32) Mineral water, pineapple juice, orange juice, blends of fruit juice (including mixed juice of pinapple-orange and pineapple-orange-banana), peach nectar, apricot nectar, grape nectar, apple nectar, blends of fruit nectar, fruit liquid, fruit juice, fruit powder, fruit syrup.;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Korea, Republic of	DOLE IN KOREAN CHARACTERS (DOL)	Dole Food Company, Inc.	Registered	40-2010-55381	28-Oct-10	40-907510	29-Feb-12	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products, and other goods included in this class.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates; and other goods included in this class.; Fresh fruits and fresh vegetables, and other goods included in this class.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages, and other goods included in this class.

Korea, Republic of	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	8039	1-Nov-69	19563	13-Jun-70	29 Int., 32 Int.	Canned Fruit Syrup; Canned Sweet Drinks; Canned Fruits Cocktail; Canned Enriched Fruit Syrup;

Korea, Republic of	DOLE SUNRISE TROPICAL BLEND	Dole Food Company, Inc.	Registered	40-2010-1333	11-Jan-10	40-865053	17-May-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Korea, Republic of	DOLE SUNRISE TROPICAL BLEND (in Korean)	Dole Food Company, Inc.	Registered	40-2010-1487	12-Jan-10	40-865065	17-May-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Korea, Republic of	DOLE SWEETIO & SWEETIO in Korean char. & Design	Dole Food Company, Inc.	Registered	40200729474	1-Jun-07	400776244	16-Jan-09	29 Int., 30 Int., 32 Int.	29) Processed vegetables and fruits; frozen vegetables; frozen fruits; milk and other milk products.; (30) Ices; confectionery, bread and buns; ice cream mixes; sherbet mixes; instant confectionery mixes; flour for food.; (32) Carbonated drinks mixes, syrups for beverages, other carbonated drinks (refreshing beverages); non-alcoholic fruit juice beverages; frozen concentrates for making fruit juice beverages; whey beverages; vegetable juices (beverages).

Korea, Republic of	DOLE WHIP	Dole Food Company, Inc.	Pending	not yet assigned	10-Jul-12			30 Int.	Non-dairy frozen confections; ice creams.

Korea, Republic of	DOLICIOUS	Dole Food Company, Inc.	Registered	40-2010-7098	9-Feb-10	40-851381	27-Jan-11	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Korea, Republic of	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	40-2012-53937	28-Aug-12			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, edible seeds; milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates, cereal-based snacks, smoothies.; Fresh fruit; fresh vegetables; unprocessed edible seeds and nuts.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Korea, Republic of	ROYAL HAWAIIAN	Dole Food Company, Inc.	Registered	84-12481	16-Aug-84	112799	20-May-85	29 Int., N02 Nat.	Canned and bottled fruits, fruit jams, fruit jellies, vegetable juice.;

Kosovo	DOLE	Dole Food Company, Inc.	Registered	82	4-Feb-08	2491-2011	3-Mar-11	29 Int., 32 Int.	(29) Preserved fruits, preserved stuffings for pastes, frozen fresh fruits, preserved vegetable, preserved fruit cocktails.; (32) Preserved fruit juices, preserved non-alcoholic fruit drinks, preserved vegetable juices, preserved concentrated fruit juices.

Kosovo	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	83	4-Feb-08	2492-2011	3-Mar-11	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked, and canned or bottled fruits and vegetables; nuts, frozen and frosted foods.; (30) Frozen confections and desserts and soft serve dessert mixes.; (31) Fresh fruits and vegetables.; (32) Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks and fruit nectars.

Kuwait	DOLE	Dole Food Company, Inc.	Registered	100152	21-Dec-08	83793	21-Dec-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Kuwait	DOLE	Dole Food Company, Inc.	Registered	100153	21-Dec-08	83794	21-Dec-08	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Kuwait	DOLE	Dole Food Company, Inc.	Registered	100155	21-Dec-08	85443	21-Dec-08	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Kuwait	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			11661	27-Sep-80	29 Int., 32 Int.	Canned fruit, fruit juices, canned vegetables;

Kuwait	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	100156	21-Dec-08	83795	21-Dec-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Kuwait	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	100157	21-Dec-08	84095	21-Dec-08	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Kuwait	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	100159	21-Dec-08	85444	21-Dec-08	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Kuwait	DOLE (IN ARABIC)	Dole Food Company, Inc.	Registered	12909	12-Jan-81	12050	5-Sep-82	29 Int., 32 Int.	(29) Canned fruits and vegetables.; (32) Fruit juices.

Kuwait	DOLE (IN ARABIC) W/LEAFY CROWN	Dole Food Company, Inc.	Registered	17287	14-Nov-84	16121	5-May-86	29 Int., 32 Int.	(29) Canned fruits and vegetables and vegetable juices.; (32) Fruit juice.

Kyrgyz Republic	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Laos	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	19017	18-Nov-08	18417	18-Nov-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Laos	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	19018	18-Nov-08	18418	18-Nov-08	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Laos	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	19020	18-Nov-08	18420	18-Nov-08	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Latvia	DOLE	Dole Food Company, Inc.	Registered	M-93-4952	19-May-93	M-32892	20-Jun-96	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked, canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.; (30) Frozen confections and desserts and soft serve dessert mixes.; (31) Fresh fruits and vegetables.; (32) Canned, chilled, frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates; and fruit based soft drinks; fruit nectars.

Latvia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	M-93-4953	19-May-93	M-32893	20-Jun-96	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits;; (30) Frozen confections and desserts and soft serve dessert mixes;; (31) Fresh fruits and vegetables;; (32) Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit base soft drinks; fruit nectars

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Lebanon	DOLE	Dole Food Company, Inc.	Registered			96412	11-Dec-58	29 Int., 32 Int.	(29) Canned fruits, canned fruit cocktail, canned vegetables, canned vegetable juice, canned pie filling, frozen fresh fruits.; (32) Canned fruit juices, canned frozen concentrated fruit juices.

Lebanon	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	305/152488	1-Mar-91	105395	1-Mar-91	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits;; (30) Frozen confections and desserts and soft serve dessert mixes;; (31) Fresh fruits and vegetables;; (32) Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks, fruit nectars

Lebanon	DOLE (IN ARABIC)	Dole Food Company, Inc.	Registered		22-Sep-81	69711	3-Mar-83	29 Int., 32 Int.	(29) Canned fruits, canned vegetables;; (32) canned fruit juices.

Lebanon	DOLE FRUIT & BITS	Dole Food Company, Inc.	Registered	142065	3-Apr-12	142065	3-Apr-12	32 Int.	Fruit juices.

Liberia	DOLE	Dole Food Company, Inc.	Registered			218/2008	5-Jun-63	30 Int., 32 Int.	Substances used as food or ingredients in food,; (32) beverages and preparations for making beverages.

Liberia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	LR/M/2009/00017	4-Apr-09	LR/M/ 2009/00017	4-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Liechtenstein	DOLE	Dole Food Company, Inc.	Registered		28-Apr-65	1911	28-Apr-65	29 Int.	Canned fruits, canned fruit juice, canned fruit nectars, canned fruit cocktail, canned vegetables, canned vegetable juices, canned pie filling, frozen fresh fruit.

Liechtenstein	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Lithuania	DOLE	Dole Food Company, Inc.	Registered	ZP 8658	9-Jun-93	22628	19-Apr-96	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked, canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.; (30) Frozen confections and desserts and soft serve dessert mixes.; (31) Fresh fruits and vegetables.; (32) Canned, chilled, frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates; and fruit based soft drinks; fruit nectars.

Lithuania	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	ZP 8659	9-Jun-93	22629	19-Apr-96	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked, canned or bottled fruits and vegetables; nuts; frozen and frosted fruits.; (30) Frozen confections and desserts and soft serve dessert mixes.; (31) Fresh fruits and vegetables.; (32) Canned, chilled, frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates; and fruit based soft drinks; fruit nectars.

Macau	BUD OF CALIFORNIA & DESIGN	Bud Antle, Inc.	Registered	7692-M	9-Feb-88	7692-M	3-Jul-96	31 Int.	Agricultural, horticultural and foresty products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds; live plants and flowers; foodstuffs for animals and malt

Macau	DOLE	Dole Food Company, Inc.	Registered	3134-M	16-Dec-87	3134-M	25-Jan-88	32 Int.	Fruit juices preserved in cans, fruit syrups preserved in cans, vegetable juices preserved in cans, concentrated juices of frozen and canned fruits.

Macau	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8618-M	28-Apr-88	8618-M	23-Sep-92	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, eggs, milk and other dairy products; edible oils and fats, preserves, pickles.

Macau	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8619-M	28-Apr-88	8619-M	23-Sep-92	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds; live plans and flowers; foodstuffs for animals, malt.

Macau	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8620-M	28-Apr-88	8620-M	23-Sep-92	32 Int.	Beer, mineral and aerated waters and other non-alcoholic drinks, fruit beverages and juices; syrups and other preparations for making beverages.

Macau	PLANTATION	Dole Food Company, Inc.	Pending	N/069420	12-Sep-12			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; syrups and other preparations for making beverages.

Macau	SUN GIANT	Dole Food Company, Inc.	Registered	N/47797	19-Feb-10	N/47797	10-Jun-10	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Macau	SUN GIANT	Dole Food Company, Inc.	Registered	N/47798	19-Feb-10	N/47798	10-Jun-10	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Macedonia	DOLE	Dole Food Company, Inc.	Registered	PZ-2691/94	23-Nov-65	1807	23-Nov-65	29 Int., 32 Int.	(29) Preserved, dried, cooked, canned, bottled fruits and vedgetables; nuts; frozen and frosted fruits.; (32) Canned, chilled, frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates; fruit based soft drinks; fruit nectars.

Macedonia	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	PZ-2690/94	10-Aug-79	1806	20-Jan-83	29 Int., 32 Int.	(29) Preserved, dried, cooked, canned and bottled fruits and vegetables; nuts; frozen and frosted fruits.; (32) canned, chilled or frozen fruit juices; fruit juice drinks frozen fruit juice concentrates and fruit based soft drinks; fruit nectars.

Macedonia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	Z-133/91	14-Jan-91	5581	21-Feb-00	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits; Frozen confections and desserts and soft serve dessert mixes; Fresh fruits and vegetables; Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars; ; ;

Malaya	DOLE	Dole Food Company, Inc.	Registered			M/B43291	16-Feb-65	29 Int.	Fruit, vegetables, vegetable juices, pie filling, all being canned, bottled, preserved, dried or frozen and all other goods in Class 29.

Malaya	DOLE	Dole Food Company, Inc.	Registered			M/B43290	16-Feb-65	32 Int.	Non-alcoholic drinks and makings thereof, fruit juices, tomato juice, canned, bottled or frozen and all other goods in this class.

Malaysia	DOLE	Dole Food Company, Inc.	Pending	2010025165	30-Dec-10			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Malaysia	DOLE	Dole Food Company, Inc.	Pending	2010025163	30-Dec-10			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Malaysia	DOLE	Dole Food Company, Inc.	Pending	2010025164	30-Dec-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Malaysia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8022204	6-Nov-08	8022204	6-Nov-08	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Malaysia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8022206	6-Nov-08	8022206	6-Nov-08	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrated fruit juices and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Malaysia	ECO PINE	Dole Food Company, Inc.	Pending	9019109	30-Oct-09			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Malaysia	ECO PINEAPPLE	Dole Food Company, Inc.	Pending	9019111	30-Oct-09			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Malta	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	20219	4-Jan-91	20219	4-Jan-91	30 Int.	Frozen confctions and desserts and soft serve dessert mixes.

Malta	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	20221	4-Jan-91	20221	4-Jan-91	32 Int.	Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars.

Mexico	DOLE	Dole Food Company, Inc.	Registered	1145387	5-Jan-11	1248347	5-Jan-11	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Mexico	DOLE	Dole Food Company, Inc.	Registered	1145388	5-Jan-11	1245499	5-Jan-11	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Mexico	DOLE	Dole Food Company, Inc.	Registered	1145390	5-Jan-11	1212978	5-Jan-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Mexico	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	248272	2-May-85	333412	2-Oct-87	29 Int., 31 Int., 32 Int.	Canned pineapple and other canned fruits, canned vegetables; Fresh fruits and fresh vegetables; Fruit juices, fruit juice drinks, frozen fruit juice concentrates.

Moldova	DOLE	Dole Food Company, Inc.	Registered	25187	27-Mar-09	21685	27-Mar-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Moldova	DOLE	Dole Food Company, Inc.	Registered	25190	27-Mar-09	20771	27-Mar-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Moldova	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	25182	27-Mar-09	20604	27-Mar-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Moldova	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	A0011693	12-Mar-08	972948	12-Mar-08	29 Int., 30 Int., 31 Int., 32 Int.	Canned or bottled fruits; cut fruits; dried fruits; frozen fruits; processed vegetables and fruits; cut vegetables; vegetable salads.; Fruit ices; frozen dessert consisting of fruit and cream or cream substitutes; coffee beans; ground coffee beans; chocolate and chocolates; chocolate bars.; Fresh fruit and vegetables; cut flowers; live flower arrangements.; Aerated fruit juices; frozen fruit beverages; fruit beverages; fruit concentrates and purees used as ingredients of beverages; fruit drinks and juices fruit juice bases; fruit juice concentrates; non-alcoholic beverages containing fruit juice.

Moldova	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	25183	27-Mar-09	19588	27-Mar-09	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Moldova	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	25185	27-Mar-09	20605	27-Mar-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Monaco	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	Canned or bottled fruits; cut fruits; dried fruits; frozen fruits; processed vegetables and fruits; cut vegetables; vegetable salads.; Fruit ices; frozen dessert consisting of fruit and cream or cream substitutes; coffee beans; ground coffee beans; chocolate and chocolates; chocolate bars.; Fresh fruit and vegetables; cut flowers; live flower arrangements.; Aerated fruit juices; frozen fruit beverages; fruit beverages; fruit concentrates and purees used as ingredients of beverages; fruit drinks and juices; fruit juice bases; fruit juice concentrates; non-alcoholic beverages containing fruit juice.

Mongolia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Montenegro	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08

Montserrat	DOLE	Dole Food Company, Inc.	Registered			556	19-Dec-63	29 Int.	Fruits, vegetables, vegetable juices; pie fillings, consisten principally of fruit; all being canned bottled, preserved, dried or frozen.

Montserrat	DOLE	Dole Food Company, Inc.	Registered			557	6-May-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, all included in class 32; fruit juice, tomato juice; all being canned, bottled or frozen.

Montserrat	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3973	17-Jun-09	3973	17-Jun-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Morocco	DOLE	Dole Food Company, Inc.	Pending	40642	17-Oct-11			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruit; fresh vegetables. ; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Morocco	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	45902		45902	28-Dec-90	29 Int., 30 Int., 31 Int., 32 Int.	PRESERVED, DRIED, COOKED & CANNED OR BOTTLED FRUITS & VEG; NUTS; FROZEN & FROSTED FRUITS; ; ;

Mozambique	DOLE	Dole Food Company, Inc.	Registered	5491	14-Sep-01	5491/2001	14-Sep-01	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

Mozambique	DOLE	Dole Food Company, Inc.	Registered	5492	14-Sep-01	5492/2001	14-Sep-01	30 Int.	Frozen confections and dry powdered mix for use in the preparation of a soft serve dessert.

Mozambique	DOLE	Dole Food Company, Inc.	Registered	6721	27-Dec-02	6721	27-Dec-02	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Mozambique	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	6723	27-Dec-02	6723	27-Dec-02	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Mozambique	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	6725	27-Dec-02	6725	27-Dec-02	30 Int.	Frozen confections and dry powdered mix for use in the preparation of a soft serve dessert.

Mozambique	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5495	14-Sep-01	5495/2001	14-Sep-01	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Namibia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	TM/T/2009/724	7-Jul-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Namibia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	TM/T/2009/725	7-Jul-09			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Namibia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	TM/T/2009/723	7-Jul-09			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Netherlands Antilles	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			2041	27-May-80	29 Int., 32 Int.	CN FRT, FRT JUICES, CN VEGS ;

Netherlands Antilles	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered		16-Jul-91	16675	25-Feb-92	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits; Frozen confections and desserts and soft serve dessert mixes; Fresh fruits and vegetables; Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks, fruit nectars; ; ;

New Zealand	DOLE	Dole Food Company, Inc.	Pending	959708	30-May-12			31 Int.	Fresh fruit; fresh vegetables; fresh flowers; cut flowers and live plants.

Norway	DOLE	Dole Food Company, Inc.	Registered			52616	22-Aug-58	29 Int., 31 Int.	Fresh and frozen fruit and vegetables; hermetically preserved food and stimulants, including fruit, berries, vegetables and juices and hermetically preserved syrups and fruit, berries and blossoms ;

Norway	DOLE	Dole Food Company, Inc.	Registered			79066	4-May-70	32 Int.	Canned fruit and vegetable juices

Norway	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	86/1705	18-Feb-88	131675	18-Feb-88	29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned pineapple and canned fruits, canned vegetables.; (30) Frozen confection and soft serve dessert mix.; (31) Fresh fruits and fresh vegetables.; (32) Fruit drinks, fruit juice drinks, frozen fruit juice concentrates.

Norway	DOLICIOUS	Dole Food Company, Inc.	Registered	201001178	5-Feb-10	255537	14-May-10	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

Oman	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5165	19-Jan-91	5165	19-Jan-91	30 Int.	Frozen confections and soft serve dessert mixes.

Oman	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5167	19-Jan-91	5167	19-Jan-91	32 Int.	Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Pakistan	DOLE	Dole Food Company, Inc.	Registered			39385	6-Jun-63	29 Int.	Fruits, fruit cocktail, vegetables, vegetable juices and pie fillings, all being canned, bottled, preserved, dried or frozen

Pakistan	DOLE	Dole Food Company, Inc.	Registered		6-Jun-63	39384	6-Jun-63	32 Int.	Fruit juices, vegetable juices (beverages), tomato juice, fruit nectars, non-alcoholic drinks, and preparations for making non-alcoholic drinks, all being canned, bottled or frozen; and canned frozen concentrated fruit juices

Pakistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	270404	30-Jul-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Pakistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	270403	30-Jul-09			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Pakistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	270401	30-Jul-09			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Panama	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	64598	20-Jan-93	64598	3-Jul-95	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, eggs, milk and milk products; edible oils and fats; salad dressings; preserves.

Panama	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	64597	20-Jan-93	64597	17-Jun-94	30 Int.	Coffee, tea, cocoa, sugar, rice, tapioca, sago, coffee substitutes; flour and preparations made from cereals; bread, pastry and confections; ices; honey, treacle, yeast, baking powder, salt, mustard, vinegar, sauces (condiments), spices; ice.

Panama	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	64596	20-Jan-93	64596	17-Jun-94	32 Int.	Beer, mineral and aerated water and other non-alcoholic beverages; fruit juice and nectars; syrup and other preparations for making beverages.

Panama	DOLE ON BLUE BACKGROUND	Renaissance Capital Corp.	Registered			32125	4-May-82	32 Int.	Juices.

Papua New Guinea	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	68527	2-Nov-09	A68527	2-Nov-09	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Papua New Guinea	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	68529	2-Nov-09	A68529	2-Nov-09	32 Int.	Mineral water, non-alcoholic beverages, fruit juices (including frozen fruit juice), fruit juice concentrates, fruit based beverages.

Paraguay	DOLE	Dole Food Company, Inc.	Registered			148486	10-Feb-41	29 Int.	Canned fruits and vegetables, all goods in class 29.

Paraguay	DOLE	Dole Food Company, Inc.	Registered			148487	10-Feb-41	30 Int.	Coffee, tea, cocoa and all goods in class 30.

Paraguay	DOLE	Dole Food Company, Inc.	Registered			148488	30-Jul-41	32 Int.	Canned fruit juice and all goods in class 32.

Paraguay	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	11846	30-Aug-91	257077	11-Feb-92	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Paraguay	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	11845	30-Aug-91	257079	11-Feb-92	32 Int.	Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates, and fruit based soft drinks, fruit nectars.

Peru	DOLE	Dole Food Company, Inc.	Registered	442064	28-Dec-10	174088	18-Mar-11	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Peru	DOLE	Dole Food Company, Inc.	Registered	442060	28-Dec-10	174637	5-Apr-11	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Peru	DOLE	Dole Food Company, Inc.	Registered	442058	28-Dec-10	174086	17-Mar-11	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Peru	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	366298	11-Sep-08	366298	31-Dec-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Peru	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	366297	11-Sep-08	366297	31-Dec-08	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Peru	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	366299	11-Sep-08	366299	23-Feb-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Philippines	ALOHA	Renaissance Capital Corp.	Registered	4-2010-501830	13-Dec-10	4-2010-501830	19-May-11	29 Int., 32 Int.	Preserved, canned, processed, fresh-cut, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Philippines	DOLE	Renaissance Capital Corp.	Registered	4-1997-120738	19-May-97	4-1997-120738	7-Feb-04	29 Int., 32 Int.	(29) Canned fruit, canned fruit cocktail, frozen fresh fruits;; (32) canned fruit juices.

Philippines	DOLE	Renaissance Capital Corp.	Registered	4-2008-002889	11-Mar-08	4-2008-002889	26-Nov-09	30 Int.	Ices, frozen confections and dry powder mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Philippines	DOLE	Renaissance Capital Corp.	Registered	4-2008-002891	11-Mar-08	4-2008-002891	26-Nov-09	31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Philippines	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	58783	23-Apr-86	45050	16-Jun-89	29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned fruits;; (30) Frozen confections and dry powdered mix for use in preparation of a soft serve dessert;; (31) Fresh fruit;; (32) Fruit juices, fruit juice drinks, frozen fruit concentrates for making the same

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Philippines	DOLE & SUN DESIGN	Renaissance Capital Corp.	Pending	4-2010-005785	28-May-10			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Philippines	DOLE SINGLES & SUN Design	Renaissance Capital Corp.	Registered	4-2002-0000654	25-Jan-02	4-2002-000654	23-Jul-05	32 Int.	Canned fruit juices; canned fruit juice drinks; light beverages

Philippines	DOLICIOUS	Renaissance Capital Corp.	Registered	4-2010-501815	10-Dec-10	4-2010-501815	21-Apr-11	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

Philippines	ECO PINE	Renaissance Capital Corp.	Registered	4-2010-501832	13-Dec-10	4-2010-501832	28-Apr-11	29 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits.; Fresh fruit.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Philippines	FRUIT BLAST & Design	Renaissance Capital Corp.	Registered	4-2002-0000653	25-Jan-02	4-2002-000653	23-Jul-05	32 Int.	Canned fruit juices; canned fruit juice drinks and powdered preparations for making fruit juice drinks.

Philippines	MAKE EVERY DAY SHINE	Renaissance Capital Corp.	Pending	not yet assigned				29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, edible seeds; milk and milk products.

Philippines	MAKE EVERY DAY SHINE	Renaissance Capital Corp.	Pending	not yet assigned				30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates, cereal-based snacks, smoothies.

Philippines	MAKE EVERY DAY SHINE	Renaissance Capital Corp.	Pending	not yet assigned				32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Philippines	SEASONS	Renaissance Capital Corp.	Registered	4-1995-100149	15-May-95	4-1995-100149	5-Dec-04	32 Int.	Apple flavored tea drink, calamansi flavored tea drink, lemon flavored tea drink, orange flavored tea drink, pineapple flavored tea drink and raspberry flavored tea drink.

Philippines	SWEETIO	Renaissance Capital Corp.	Registered	4-2008-002890	11-Mar-08	4-2008-002890	4-Aug-08	29 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.; (32) Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Poland	DOLE	Dole Food Company, Inc.	Registered			45640	5-May-66	29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned and frozen fruits and vegetables, etc.; (30) Frozen confections.; (31) Fresh fruits and vegetables.; (32) Canned and frozen fruit juices, fruit juices, fruit juice drinks.

Poland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	Z-89498	23-Jan-90	66898	31-Mar-92	29 Int., 30 Int., 31 Int., 32 Int.	Dried fruits, including dates and raisins; roasted, salted, flavored and processed nuts, including almonds and pistachios; canned fruit juices, canned fruits, canned pineapple, canned fruit cocktail, canned fruit pie filling, canned vegetables, canned vegetable juices; frozen fresh fruit. ; Frozen confections and non-dairy soft serve dessert mix. ; Fresh fruits and vegetables. .; Fruit juices and fruit juice drinks containing water; frozen fruit juice concentrates; canned frozen concentrated fruit juices.

Portugal	DOLE	Dole Food Company, Inc.	Registered		15-Mar-65	129149	15-Apr-66	32 Int.	CANNED FRUIT JUICES, CANNED FRUIT NECTARS, CANNED VEGETABLE JUICES AND CANNED FROZEN CONCENTRATES FRUIT JUICE

Portugal	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	204959		204959	11-Feb-87	29 Int., 32 Int.	Canned fruits, canned fruit juices and canned vegetables

Portugal	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	270824	23-Jan-91	270824	8-Feb-93	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

Portugal	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	270826	23-Jan-91	270826	8-Feb-93	32 Int.	Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars.

Puerto Rico	DOLE	Dole Food Company, Inc.	Registered			7662	11-May-50	29 Int., 32 Int.	(29) Canned fruit, canned fruit coctail, frozen fresh fruit.; (32) Canned fruit juices.

Puerto Rico	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			22590	15-Apr-80	29 Int., 32 Int.	CN FRT, JUICES, VEGS ;

Puerto Rico	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			7817	4-Aug-87	30 Int.	FROZEN CONFECTIONS AND DRY POWDERED MIX FOR USE IN PREPARATION OF A SOFT SERVE DESSERT.

Puerto Rico	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered		28-Feb-55	9412-A	21-Jun-55	29 Int., 32 Int.	CN FRT, FRT JUICES, FRSH, FRZN COCKTAIL (29) Canned fruit, juices,;

Qatar	DOLE & Sun Design	Dole Food Company, Inc.	Registered	6726	4-Aug-88	6726	5-Jan-93	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Qatar	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	56097	18-Feb-09			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Qatar	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	56098	18-Feb-09			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Qatar	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	56100	18-Feb-09			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Romania	DOLE	Dole Food Company, Inc.	Registered		20-Aug-65	2284	20-Aug-65	29 Int., 30 Int., 32 Int.	Preserved fruits and vegetables, frozen fresh fruits, preserved pasta for fillings; Juices from preserved fruits, preserved juices from frozen fresh fruits, nectars from preserved fruits, juices from preserved vegetables; Cocktails from preserved fruits; ;

Romania	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	24139	1-Apr-91	22633	1-Apr-91	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked fruits and vegetables in cans or glass bottles; nuts; frozen and refrigerated fruits;; (30) Refrigerated confectionery goods and soft alcoholic desert-type and mixtures of dessert-type goods;; (31) Fresh fruits and vegetables;; (32) Juices of preserved fruits in cans, frozen and refrigerated under pressure; fruit beverages; juices; refrigerated concentrates of fruit juices, and soft alcoholic beverages made from fruits; nectar and fruits

Russian Federation	DOLE	Dole Food Company, Inc.	Registered	104194	27-May-86	80161	27-May-86	29 Int., 32 Int.	(29) Canned fruits and vegetables;; (32) Fruit drinks and fruit juices.

Russian Federation	DOLE	Dole Food Company, Inc.	Registered	2007740401	21-Dec-07	383041	21-Dec-07	30 Int.	Ices; frozen confections and dry powdered mixes for use in preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Russian Federation	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			67631	1-Apr-80	29 Int., 32 Int.	Canned fruit, fruit juices, & canned vegetables;

Russian Federation	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2005703198	17-Feb-05	311454	17-Feb-05	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, compotes; eggs, milk and milk products; edible oils and fats.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Russian Federation	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	118739	29-Jan-90	95015	1-Apr-91	29 Int., 30 Int., 31 Int., 32 Int.	(29) Canned frozen concentrated fruit juices, canned fruit juices, canned fruits, canned pineapple, canned fruit cocktail, canned fruit pie filling, canned vegetable juices; Dried fruits, including dates and raisins; roasted, salted, flavoured and processed nuts, including almonds and pistachios. ; Frozen confections, frozen fruit juice concentrates, frozen fresh fruit and non-dairy soft serve dessert mix.; Fresh fruits and vegetables.; Fruit juices and fruit juice drinks containing water.

Russian Federation	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2005706493	25-Mar-05	311459	25-Mar-05	30 Int.	Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustard; vinegar, sauces (condiments); spices; ice.

Russian Federation	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2005706492	24-Mar-05	311413	24-Mar-05	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Russian Federation	DOLE FRUIT & BITS	Dole Food Company, Inc.	Pending	2011736871	2-Nov-11			32 Int.	Fruit juices.

Russian Federation	DOLE LIVE RIGHT	Dole Food Company, Inc.	Pending	not yet assigned				29 Int., 30 Int., 32 Int.	Snacks consisting primarily of nuts, seeds and dried fruits; nuts; dried fruits; edible seeds; processed fruits and vegetables; jellies, jams, fruit sauces; milk and milk products.; Cereal-based snacks; chocolate and chocolates.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Russian Federation	DOLE SWEETIO	Dole Food Company, Inc.	Registered	2007740408	21-Dec-07	383043	21-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Russian Federation	DOLE SWEETIO	Dole Food Company, Inc.	Registered	2007740406	21-Dec-07	387379	21-Dec-07	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Russian Federation	DOLE WAIKIKI FRESH HAWAIIAN SPIRIT	Dole Food Company, Inc.	Pending	2012724076	16-Jul-12			32 Int.	Fruit juices.

Russian Federation	DOLICIOUS	Dole Food Company, Inc.	Registered	2010703164	5-Feb-10	430711	5-Feb-10	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

Russian Federation	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2007740411	21-Dec-07	371939	21-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Russian Federation	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2007740412	21-Dec-07	383045	21-Dec-07	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Samoa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5620	13-Aug-09	5620	13-Aug-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Samoa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5621	13-Aug-09	5621	13-Aug-09	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Samoa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5623	13-Aug-09	5623	13-Aug-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Saudi Arabia	DOLE	Dole Food Company, Inc.	Registered		16-Jan-63	13/30	20-Oct-63	29 Int., 30 Int., 32 Int.	(29) Canned fruit, frozen fresh fruit, canned vegetable juices;; (30) canned pie filling;; (32) canned fruit juices, frozen concentrated fruit juices.

Saudi Arabia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	12866	6-Jan-91	241/52	25-Aug-91	30 Int.	Frozen jams and confections and mixed dried powder used to prepare ready confections

Saudi Arabia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	12868	6-Jan-91	241/54	25-Aug-91	32 Int.	Fruit juices, fruit juice drinks and frosted concentrates thereof

Saudi Arabia	DOLE (IN ARABIC)	Dole Food Company, Inc.	Registered		18-Jan-81	105/70	14-Nov-83	29 Int., 32 Int.	(29) Canned fruits and canned vegetables;; (32) Fruit juices (non-alcoholic).

Saudi Arabia	DOLE (in Arabic) w/ Leafy Crown Device	Dole Food Company, Inc.	Registered		2-Dec-84	128/88	15-Jun-86	29 Int., 32 Int.	(29) Canned fruit and vegetables.; (32) Canned fruit juices and canned vegetable juices.

Saudi Arabia	DOLE IN ARABIC & LATIN CHARACTERS	Dole Food Company, Inc.	Registered	514/1400	15-Dec-79	97/36	29-Jun-82	29 Int., 31 Int., 32 Int.	CN FRT, CN FRT JUICES, FRSH FRT ; ;

Serbia (Old Code)	DOLE	Dole Food Company, Inc.	Registered	Z-131/65	23-Nov-65	16647	23-Nov-65	29 Int., 32 Int.	Preserved fruits, preserved stuffings for pastes, frozen fresh fruits, preserved vegetables. ; Preserved fruit juices, preserved non-alcoholic fruit drinks, preserved fruit cocktails, preserved vegetable juices, preserved concentrated fruit juices.

Serbia (Old Code)	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	Z-605/79	10-Aug-79	26850	20-Jan-83	29 Int., 32 Int.	(29) Canned fruits and vegetables.; (32) Fruit juices.

Serbia (Old Code)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	Z-133/91	14-Jan-91	37607	13-Sep-93	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked, and canned or bottled fruits and vegetables; nuts, frozen and frosted foods;; (30) Frozen confections and desserts and soft serve dessert mixes;; (31) Fresh fruits and vegetables;; (32) Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks and fruit nectars

Sierra Leone	DOLE	Dole Food Company, Inc.	Pending	19218	10-Nov-10			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Sierra Leone	DOLE	Dole Food Company, Inc.	Pending	19217	10-Nov-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Sierra Leone	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	19217	10-Nov-10			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Sierra Leone	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	19219	10-Nov-10			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Singapore	DOLE	Dole Food Company, Inc.	Registered		19-Jun-63	33087	19-Jun-63	29 Int.	Fruits, vegetables, vegetable juices; pie fillings, consisting principally of fruit; all being canned, bottled, preserved, dried or frozen

Singapore	DOLE	Dole Food Company, Inc.	Registered	T0724280B	29-Dec-07	T0724280B	29-Dec-07	30 Int., 31 Int.	(30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.; (31) Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Singapore	DOLE	Dole Food Company, Inc.	Registered		19-Jun-63	33086	19-Jun-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, all included in Class 32; fruit juices and tomato juice; all being canned, bottled or frozen

Singapore	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	81630		81630	26-Jun-79	32 Int.	Fruit Juices

Singapore	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1919/85	4-May-85	T85/01919I	4-May-85	30 Int.	Frozen confections and preparations included in class 30 for making desserts.

Singapore	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1920/85	4-May-85	1920/85	4-May-85	32 Int.	Fruit juices, fruit juice drinks, frozen fruit juice concentrates.

Singapore	DOLE & SUN DESIGN IN SIMPLIFIED CHINESE CHARACTERS	Dole Food Company, Inc.	Registered	S/9437/91	19-Oct-91	9437/91	19-Oct-91	30 Int.	Frozen confections; desserts and mixes and preparation for making such desserts.

Singapore	DOLE & SUN DESIGN IN SIMPLIFIED CHINESE CHARACTERS	Dole Food Company, Inc.	Registered	S/9439/91	19-Oct-91	9439/91	19-Oct-91	32 Int.	Canned, chilled and frozen fruit juices; fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks.

Singapore	DOLE SWEETIO	Dole Food Company, Inc.	Registered	T08000093D	4-Jan-08	T08000093D	4-Jan-08	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices and soft drinks.

Singapore	ECO PINE	Dole Food Company, Inc.	Registered	T0912506D	30-Oct-09	T0912506D	30-Oct-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Singapore	ECO PINEAPPLE	Dole Food Company, Inc.	Registered	T0912510B	30-Oct-09	T0912510B	30-Oct-09	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Singapore	TROPICAL GOLD	Dole Food Company, Inc.	Registered	T0800096I	4-Jan-08	T0800096I	4-Jan-08	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely, fruit drinks, fruit juices, lemonades and soft drinks.

Slovakia	DOLE	Dole Food Company, Inc.	Registered		24-Jun-65	156481	24-Jun-65	29 Int., 31 Int., 32 Int.	(29) Canned fruits, canned fruit cocktail, canned vegetables, canned vegetable juices, canned pie filling, frozen fresh fruit.; (31) Fresh fruits and vegetables.; (32) Fruit juices, canned fruit juices, canned fruit nectars, and canned frozen concentrated fruit juices.

Slovakia	DOLE & Sun Design	Dole Food Company, Inc.	Registered	59880	29-Dec-90	171513	30-Nov-92	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits; Frozen confections and desserts and soft serve dessert mixes; Fresh fruits and vegetables; Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars; ; ;

Slovenia	DOLE	Dole Food Company, Inc.	Registered	Z-9570371	20-Mar-95	9570371	20-Mar-95	29 Int., 32 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables, prepared nuts, frozen and frosted fruits;; (32) Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks, fruit nectars.

Slovenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	Z-9180133	14-Jan-91	Z-9180133	14-Jan-91	29 Int., 30 Int., 31 Int., 32 Int.	Dried, cooked and canned or bottled fruits and vegetables, fruit jellies, nuts, frosted fruits; Frozen confections and desserts and soft serve dessert mixes; Fresh fruits and vegetables; Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks, fruit nectars; ; ;

Solomon Islands	DOLE	Dole Food Company, Inc.	Registered		6-May-63	458	6-May-63	29 Int.	Fruits, vegetables, vegetable juices; pie fillings, consisting of fuit-canned, bottled, preserved, dried or frozen.

Solomon Islands	DOLE	Dole Food Company, Inc.	Registered		6-May-63	459	6-May-63	32 Int.	non-alcoholic drinks and preparations for making non-alcoholic drinks; fruit juices and tomato juices - canned, bottled or frozen.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Solomon Islands	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3439288	19-May-05	3439288	19-May-05	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

South Africa	DOLE	Dole Food Company, Inc.	Registered		15-Jan-68	68/0159	15-Jan-68	29 Int.	Preserved, cooked and dried fruits and vegetables

South Africa	DOLE	Dole Food Company, Inc.	Registered		15-Jan-68	68/0160	15-Jan-68	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; syrups and other preparations for making beverages

South Africa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/24239	7-Dec-00	2000/24239	7-Dec-00	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, james, fruit sauces; eggs, milk and milk products; edible oils and fats.

South Africa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/24241	7-Dec-00	200/24241	7-Dec-00	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

South Africa	DOLE FRUIT & BITS	Dole Food Company, Inc.	Pending	2011/27462	28-Oct-11			32 Int.	Fruit juices.

South Africa	EVENING PEARL	Dole South Africa (Pty) Ltd	Pending	2008/06622	26-Mar-08			29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

Spain	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1105113	13-May-85	1105113	7-Jul-86	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies and jams; eggs; milk and milk products, except cheeses; edible oils and fats; preserves; frozen and pre-prepared foods; salad dressings.

Spain	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1105115	13-May-85	1105115	5-Aug-86	32 Int.	Canned and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates, etc.

Spain	PLANTATION	Dole Food Company, Inc.	Registered	392942	13-Dec-61	392942	2-Jun-62	29 Int., 32 Int.	Canned fruits and vegetables, juices and extracts of fruits and vegetables.;

Spain	UKULELE	Dole Food Company, Inc.	Registered		13-Dec-61	392943	2-Jun-62	29 Int., 32 Int.	Canned fruits and vegetables, juices and extracts of fruits and vegetables.;

Sri Lanka	DOLE	Dole Food Company, Inc.	Pending	124890	8-Apr-05			31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Sri Lanka	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	124893	8-Apr-05	124893	24-Nov-11	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Sri Lanka	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	124891	8-Apr-05			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert.

Sri Lanka	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	124894	8-Apr-05			31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Sri Lanka	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	124892	8-Apr-05			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

St. Kitts and Nevis	DOLE	Dole Food Company, Inc.	Registered		6-May-63	18/64	6-May-63	29 Int., 32 Int., N29 Nat.	Fruits, vegetables, vegetable juices; pie fillings, consisting principally of fruits; all being canned, bottled, preserved, dried or frozen ; ;

St. Kitts and Nevis	DOLE	Dole Food Company, Inc.	Registered		6-May-63	19/64	6-May-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, all included in Class 32; fruit juices and tomato juice; all being canned, bottled or frozen

St. Kitts and Nevis	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			2967	18-Feb-81	29 Int., 32 Int., N42 Nat.	CANNED FRUIT, FRUIT JUICES, CANNED VEGETABLES ; ;

St. Kitts and Nevis	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2009/0153	1-Jul-09	2009/0153	1-Jul-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

St. Lucia	DOLE	Dole Food Company, Inc.	Registered		6-May-63	23621	6-May-63	29 Int.	Fruits, vegetables, vegetable juices; pie fillings, consisting principally of fruit; all being canned, bottled, preserved, dried or frozen

St. Lucia	DOLE	Dole Food Company, Inc.	Registered		6-May-63	23590	6-May-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, all included in Class 32; fruit juices and tomato juice; all being canned, bottled or frozen

St. Lucia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	TM/ 2009/000095	23-Apr-09	TM/ 2009/000095	23-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

St. Vincent and the Grenadines	DOLE	Dole Food Company, Inc.	Registered		6-May-63	43/1963	27-Dec-63	29 Int.	Fruits, vegetables, vegetable juices; pie fillings, consisting principally of fruit; all being canned, bottled, preserved, dried or frozen

St. Vincent and the Grenadines	DOLE	Dole Food Company, Inc.	Registered		6-May-63	44/1963	27-Dec-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, all included in Class 32; fruit juices and tomato juice; all being canned, bottled or frozen

St. Vincent and the Grenadines	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	49/2009	19-Jun-09	49/2009	19-Jun-09	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Sudan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	37927	24-Sep-07	37297	27-Sep-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Sudan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	37928	24-Sep-07			30 Int.	Frozen confections and dry powdered mix for use in the preparation of a soft serve dessert.

Sudan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	37930	24-Sep-07	37930	24-Sep-07	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Sudan	DOLE (IN ARABIC) W/LEAFY CROWN	Dole Food Company, Inc.	Registered	20404	9-Jan-84	20404	4-Nov-86	32 Int.	Canned fruit and vegetable juices.

Suriname	DOLE W/LEAFY CROWN	Dole Food Company, Inc.	Registered			5401	16-Jan-67	29 Int., 31 Int., 32 Int.	(29) Canned fruit; fruit cocktail, pie filling, frozen fresh fruit, vegetable juices; (31) Fruits and vegetables; (32) Canned fruit juice; frozen concentrated fruit juice.

Sweden	DOLE	Dole Food Company, Inc.	Registered		5-Jul-68	124118	5-Jul-68	29 Int., 32 Int.	(29) preserved fruits, preserved fruit cocktail, preserved vegetables, preserved fruit pudding ingredients, frozen fresh fruits and vegetables for use as foodstuffs;; (32) Preserved fruit juices, preserved frozen fruit juice concentrates as well as vegetable juices for use as drinks

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Sweden	DOLE & Sun Design	Dole Food Company, Inc.	Registered	86-3228	23-Apr-86	214791	29-Sep-89	29 Int., 30 Int., 31 Int., 32 Int.	(29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams; eggs, milk products with fruit additives; edible oils and fats; salad dressings; preserved;; (30) tapioca, sago, salt, mustard, vinegar and ice;; (31) agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables, seeds, natural plants and flowers, foodstuffs for animals, mainly fruit-based; malt;; (32) beers; mineral and aerated waters and other non-alcoholic drinks containing fruit juice or fruit syrup as main additive, including fruit drinks and fruit juices; syrups and other fruit-based preparations for making beverages

Sweden	PLANTATION	Dole Food Company, Inc.	Registered	1263/1952	24-May-52	75543	26-Feb-54	29 Int.	Canned fruits and vegetables, fruit and vegetable juice and extracts.

Switzerland	ALOHA	Dole Food Company, Inc.	Registered			277735	29-Mar-55	29 Int., 32 Int.	Canned fruits and juices.

Switzerland	DOLE	Dole Food Company, Inc.	Registered			391456	19-Oct-51	29 Int., 31 Int., 32 Int.	CANNED FRUITS & FRUIT JUICES, FRUIT COCKTAIL, FRESH/FROZEN FRUITS—SPECIFICALLY TROPICAL/CITRUS FRUITS; CN VEGS & CN VEG JUICES; ;

Switzerland	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	4279	22-Aug-79	307362	21-Jan-81	29 Int., 32 Int.	Canned fruits and vegetables and canned fruit juices;

Switzerland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	414/1990.1	12-Jan-90	384792	29-Aug-91	29 Int., 31 Int., 32 Int.	Canned frozen concentrated fruit juices, canned fruit juices, canned fruits; canned pineapple, canned fruit cocktail, canned fruit pie filling, canned vegetables and canned vegetables juices; fresh fruits and vegetables; frozen confections, frozen fruit juice concentrates, frozen fresh fruit and non-dairy soft serve dessert mix; fruit juices and fruit juices drinks containing water; dried fruits, including dates; roasted salted, flavoured and processed nuts, including almonds and pistachios. All preceding products with the exception of grape-based products. ; ;

Switzerland	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	259228	6-Jul-51	392484	19-Oct-51	29 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Switzerland	DOLICIOUS	Dole Food Company, Inc.	Registered	51179/2010	5-Feb-10	601419	5-Feb-10	32 Int.	Fruit juices; frozen fruit beverages; fruit and fruit juice concentrates and purees; smoothie drinks; non-alcoholic beverages containing fruit juices.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Syria	DOLE	Dole Food Company, Inc.	Registered	5360	8-Jan-63	24324	8-Jan-63	29 Int., 32 Int.	Canned fruits, fruit cocktail, vegetables, vegetable juices, pie filling, frozen fresh fruitm. ; Fruit juices, nectars, canned frozen concentrated fruit juices.

Syria	DOLE	Dole Food Company, Inc.	Pending	3801	30-Mar-11			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Syria	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	11045	2-Feb-91	21827	9-Feb-91	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, dried, cooked, and canned or bottled fruits and vegetables; nuts; frozen and frosted fruits. ; Frozen confections and desserts and soft serve dessert mixes. ; Fresh fruits and vegetables. ; Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit-based soft drinks; fruit nectars

Syria	DOLE (IN ARABIC)	Dole Food Company, Inc.	Registered		10-Jun-80	28217	18-Jun-80	29 Int., 32 Int.	(29) Canned fruit and vegetables.; (32) Canned fruit juices.

Syria	DOLE (IN ARABIC) W/LEAFY CROWN	Dole Food Company, Inc.	Registered		18-Apr-83	24325	28-May-83	29 Int., 31 Int., 32 Int.	Canned fruit and vegetables, fresh fruits and vegetables, canned fruit and vegetable juices.; ;

Taiwan	DOLE	Dole Food Company, Inc.	Registered			12255	1-Aug-81	29 Int., 32 Int.	(29) Canned pie filling.; (32) Canned fruit juices.

Taiwan	DOLE	Dole Food Company, Inc.	Registered			12238	1-Aug-81	32 Int.	Various kinds of fruit juices, including canned fruit juices.

Taiwan	DOLE & DOLE IN CHINESE CHARACTERS (DUH-LER)	Dole Food Company, Inc.	Registered	79-004152		506356	1-Dec-90	30 Int., 32 Int.	(30) Ice, ice cream, tea, coffee, cocoa.; (32) Various kinds of canned frozen fruit juice concentrates; canned fruit juices, vegetable juices, fruit soda drinks, juices, aerated fruit drinks, distilled water, mineral water.;

Taiwan	DOLE & DOLE IN CHINESE CHARACTERS (DU-LER)	Dole Food Company, Inc.	Registered	79-004149		506355	1-Dec-90	30 Int., 32 Int.	(30) Ice, ice cream, tea, coffee, cocoa.; (32) Various kinds of canned frozen fruit juice concentrates; canned fruit juices, vegetable juices, fruit soda drinks, juices, aerated fruit drinks, distilled water, mineral water.;

Taiwan	DOLE & DOLE IN CHINESE CHARACTERS (DUO-LER)	Dole Food Company, Inc.	Registered	79-003747		518569	1-Apr-91	30 Int., 32 Int.	(30) Ice, ice cream, tea, coffee, cocoa.; (32) Various kinds of canned frozen fruit juice concentrates; canned fruit juices, vegetable juices, fruit soda drinks, juices, aerated fruit drinks, distilled water, mineral water.;

Taiwan	DOLE & DOLE IN CHINESE CHARACTERS (TAU-LER)	Dole Food Company, Inc.	Registered	79-004155		506477	1-Dec-90	30 Int., 32 Int.	(30) Ice, ice cream, tea, coffee, cocoa.; (32) Various kinds of canned frozen fruit juice concentrates; canned fruit juices, vegetable juices, fruit soda drinks, juices, aerated fruit drinks, distilled water, mineral water.;

Taiwan	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	19976	1-Apr-80	147892	1-Aug-81	30 Int., 32 Int.	(30) Ice cream.; (32) Various kinds of fresh and canned fruit juice, condensed fruit juice, fruit and vegetable juices.

Taiwan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	75-31198		349637	16-Dec-86	30 Int., 32 Int.	(30) Ice cream.; (32) Fruit juices, soda water, distilled water, fruit and vegetable juices, sport drink and cola.

Taiwan	PLANTATION	Dole Food Company, Inc.	Registered			12264	1-Aug-61	29 Int., N48 Nat.	Various kinds of canned fruits and vegetables and all other goods which should belong to this class.;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Tajikistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8009554	24-Dec-08	TJ 9099	24-Dec-08	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Thailand	BOBBY BANANA	Dole Food Company, Inc.	Registered	621449	23-Mar-06	Kor260259	23-Mar-06	31 Int.	Fresh fruit, namely bananas.

Thailand	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	621450	23-Mar-06	Kor260252	23-Mar-06	31 Int.	Fresh fruit, namely bananas.

Thailand	BUD & Rosebud Design	Bud Antle, Inc.	Registered	190317	6-Jun-89	Kor95942	23-Nov-89	31 Int.	Fresh fruits & vegetables

Thailand	DOLE	Dole Food Company, Inc.	Registered	428735	25-Aug-00	Kor139669	25-Aug-00	29 Int.	Frozen and preserved fruits, frozen and preserved vegetables; jellies, jams fruit sauces, milk and milk products, yogurt, vegetable juice for cooking and potato chips.

Thailand	DOLE	Dole Food Company, Inc.	Registered	428736	25-Aug-00	Kor132729	25-Aug-00	30 Int.	Coffee, tea, cocoa, sugar, rice, tapioca, pastry and confectionery, ice cream sauces (condiments) and ice for refreshment

Thailand	DOLE	Dole Food Company, Inc.	Registered	428737	25-Aug-00	Kor127416	25-Aug-00	31 Int.	Fresh fruits and fresh vegetables.

Thailand	DOLE	Dole Food Company, Inc.	Registered	428738	25-Aug-00	Kor127527	25-Aug-00	32 Int.	Fruit drinks, fruit juices, non-alcoholic fruit extracts, powder, extracts, essence and syrups for making non-alcoholic beverages, drinking water, vegetable juices, tomato juices, non-alcoholic beverages made from extracts, essence, syrups and flavoring, electrolytes and coffee-flavored beverages.

Thailand	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	418460	15-May-80	Kor117583	10-Jul-81	29 Int.	Canned fruits and canned vegetables.

Thailand	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	428461	15-May-00	Kor117582	15-May-00	32 Int.	FRUIT JUICES

Thailand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	285393	13-May-85	Kor29904	13-May-95	29 Int.	Frozen fruits, canned fruits, dried fruits, nuts.

Thailand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	289536	19-Jul-95	Kor88434	19-Jul-95	29 Int.	Canned vegetables, dried vegetables, fruit based desserts, nata

Thailand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	659825	2-May-07	Kor278852	2-May-07	30 Int.	Rice; ices; frozen confections and dry non-dairy power-based mixes for use in the preparation of a soft serve desserts.

Thailand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	285394	13-May-85	Kor29905	13-May-95	31 Int.	Fresh fruits and vegetables.

Thailand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	285395		Kor32083	13-May-85	32 Int.	MINERAL & AERATED WATERS, FRUIT JUICE, SOFT DRINKS

Thailand	DOLE & SUN DESIGN (in English & Thai)	Dole Food Company, Inc.	Registered	309335	5-Jun-96	Kor62388	5-Jun-97	29 Int.	Canned vegetables, dried vegetables, fruit based desserts, nata, canned pineapple, canned fruit salad

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Thailand	DOLE FRUIT BOWLS	Dole Food Company, Inc.	Registered	575151	9-Dec-04	Kor237405	9-Dec-04	29 Int.	Processed fruit; sweetened and fruit flavored jellies for food; gelatin or gelatin like substances having an ingredient of fruit for food.

Thailand	DOLICIOUS	Dole Food Company, Inc.	Pending	758545	11-Feb-10			32 Int.	Fruit juices; frozen fruit beverages; beverages prepared from fruit and fruit juice concentrates and purees; fruit-based smoothie drinks; non-alcoholic beverages containing fruit juices.

Thailand	SEA ISLAND	Dole Food Company, Inc.	Registered	470659	1-Nov-01	KOR165668	1-Nov-01	29 Int.	canned fruits; canned longan; canned rambutan; canned pineapple; packaged processed food contained with fruits, vegetables, fruit and vegetable extracts; packaged processed fruits; packaged processed vegetables; packaged processed nuts; and packaged processed grains.

Thailand	SWEETIO	Dole Food Company, Inc.	Registered	682533	21-Dec-07	Kor290763	21-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Thailand	SWEETIO	Dole Food Company, Inc.	Registered	621448	23-Mar-06	Kor255745	23-Mar-06	31 Int.	Fresh fruit.

Thailand	SWEETIO	Dole Food Company, Inc.	Registered	682534	21-Dec-07	Kor290534	21-Dec-07	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Thailand	TROPICAL GOLD	Dole Food Company, Inc.	Pending	682535	21-Dec-07			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit.

Thailand	TROPICAL GOLD	Dole Food Company, Inc.	Registered	682536	21-Dec-07	Kor290765	21-Dec-07	31 Int.	Fresh fruit.

Thailand	TROPICAL GOLD	Dole Food Company, Inc.	Pending	682537	21-Dec-07			32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Thailand	YOUR CHOICE	Dole Food Company, Inc.	Pending	682538	21-Dec-07			31 Int.	Fresh fruit.

Trinidad and Tobago	DOLE	Dole Food Company, Inc.	Registered		26-Jun-63	2200	29-Sep-64	29 Int., 32 Int., N42 Nat.	Canned fruit and vegetables; canned fruit juices.; ;

Trinidad and Tobago	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered		1-Aug-79	11501	18-Jul-83	29 Int., 32 Int., N42 Nat.	Canned fruit and vegetables; fruit juices.; ;

Trinidad and Tobago	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	19959	7-Aug-91	19959	15-Mar-95	29 Int., 30 Int., 31 Int.	Substances used as food or as ingredients in food.; ; ;

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Tunisia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	EE 090847	24-Apr-09	EE 090847	24-Apr-09	29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruits and vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Turkey	DOLE	Dole Food Company, Inc.	Registered	2008/45944	5-Aug-08	2008/45944	5-Aug-08	29 Int., 30 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Turkey	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	A0011693	12-Mar-08	972948	12-Mar-08	29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Turkey	DOLE SWEETIO	Dole Food Company, Inc.	Registered	2007/69069	26-Dec-07	2007/69069	26-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit

Turkey	DOLE SWEETIO	Dole Food Company, Inc.	Registered	2007/69071	26-Dec-07	2007/69071	26-Dec-07	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Turkey	HEATABLES [DOLE HEATABLES]	Dole Food Company, Inc.	Pending	2009/47332	4-Sep-09			29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables.

Turkey	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2007/69073	26-Dec-07	2007/69073	26-Dec-07	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruit

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Turkey	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2007/69074	26-Dec-07	2007/69074	26-Dec-07	32 Int.	Non-alcoholic beverages; namely, fruit drinks and fruit juices; punch; syrups and other preparations for making beverages, namely fruit drinks, fruit juices, lemonades and soft drinks.

Turkmenistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Ukraine	DOLE	Dole Food Company, Inc.	Registered	93126270/T	31-Dec-93	10648	31-Dec-93	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Ukraine	DOLE & Sun Design	Dole Food Company, Inc.	Registered	93126271/T	31-Dec-93	10649	31-Dec-93	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

United Arab Emirates	DOLE	Dole Food Company, Inc.	Registered	5159	21-Feb-94	2468	21-Feb-94	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

United Arab Emirates	DOLE	Dole Food Company, Inc.	Registered	5161	20-Feb-94	2470	21-Feb-94	32 Int.	Canned, chilled & frzn fruit juices; fruit juice drinks; frzn fruit juice concentrates and fruit based soft drinks; fruit nectars

United Arab Emirates	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5205	23-Feb-94	2344	23-Feb-94	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United Arab Emirates	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5207	22-Feb-94	2330	23-Feb-94	32 Int.	Canned, chilled & frzn frt juices; frt juice drnks; frzn frt juice concentrates and frt based soft drnks; frt nectars.

United Arab Emirates	DOLE (in Arabic) & SUN DESIGN	Dole Food Company, Inc.	Registered	5209	23-Feb-94	2340	23-Feb-94	30 Int.	Frozen confections and desserts and soft serve dessert mixes.

United Arab Emirates	DOLE (in Arabic) & SUN DESIGN	Dole Food Company, Inc.	Registered	5284	1-Mar-94	2356	1-Mar-94	32 Int.	Canned, chilled and frozen fruit juices; fruit juice drinks; frozen fruit juice concentrates and fruit based soft drinks; fruit nectars

United Kingdom	ALOHA	Dole Food Company, Inc.	Registered			739522	21-Feb-55	32 Int.	Canned fruit juices.

United Kingdom	DOLE	Dole Food Company, Inc.	Registered	18/64	6-May-63	848712	6-May-63	29 Int.	Fruits, vegetables, vegetable juices; pie fillings, consisting principally of fruit; all being canned, bottled, preserved, dried or frozen

United Kingdom	DOLE	Dole Food Company, Inc.	Registered	2058513	28-Feb-96	2058513	29-Feb-96	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, processed, dried, cooked, canned or bottled fruits and vegetables; nuts; frozen and frosted fruits and fruit pie filings;; (30) Confectionery, ices, mixes for the preparation of ices;; (31) Fresh fruits and vegetables; fresh fruit and vegetable products;; (32) Non-alcoholic drinks; fruit drinks; fruit juices and vegetable juices; preparation for making any of the aforesaid goods.

United Kingdom	DOLE	Dole Food Company, Inc.	Registered	19/64	6-May-63	848713	6-May-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, all included in Class 32; fruit juices and tomato juice; all being canned, bottled or frozen

United Kingdom	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered		26-Jun-79	1118152	5-May-83	29 Int., 32 Int.	Canned fruits, canned vegetables and fruit juices for cooking;

United Kingdom	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			1151278	26-Mar-81	32 Int.	FRT JUICES FOR USE AS BEVERAGES

United Kingdom	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1364405	9-Nov-88	1364405	9-Nov-88	30 Int.	Confectionery, ices, mixes for the preparation of ices.

United Kingdom	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1364407	9-Nov-88	1364407	9-Nov-88	32 Int.	Non-alcoholic drinks; fruit drinks and fruit juices; vegetable juices; preparations for making beverages.

United Kingdom	UKULELE	Dole Food Company, Inc.	Registered			428366	31-Jul-22	29 Int.	Meat, fish, poultry and game; meat extract; preserved, dried and cooked fruits and vegetables; jellies; jams; fruit puree; eggs; milk and milk products; edible oils and fats.

United States of America	DOLE	Dole Food Company, Inc.	Registered	71/507186	29-Sep-47	508689	19-Apr-49	29 Int., 32 Int.	(29) Canned fruits and frozen fresh fruit;; (32) canned fruit juices for food purposes

United States of America	DOLE	Dole Food Company, Inc.	Registered	675789	1-Apr-54	615402	1-Nov-55	29 Int., 32 Int.	(29) canned fruits, canned fruit cocktail, canned fruit pie filling, frozen fresh fruit;; (32) canned fruit juices; canned frozen concentrated fruit juices.

United States of America	DOLE	Dole Food Company, Inc.	Registered	72/009266	29-May-56	641848	19-Feb-57	29 Int., 32 Int.	(29) Canned fruits, frozen fresh fruit;; (32) canned frozen concentrated fruit juices; canned fruit juices.

United States of America	DOLE	Dole Food Company, Inc.	Registered	71/573878	15-Feb-49	528113	25-Jul-50	29 Int., 32 Int.	Canned fruit juices, canned fruit, canned fruit cocktail, frozen fresh fruit;

United States of America	DOLE	Dole Food Company, Inc.	Registered	74/366654	10-Mar-93	1803361	9-Nov-93	30 Int.	Frozen confections and dry powdered mix for use in the preparation of a soft serve dessert.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	DOLE	Dole Food Company, Inc.	Registered	73/503368	11-Oct-84	1335817	14-May-85	32 Int.	Fruit juices, fruit juice drinks containing water, frozen fruit juice concentrates

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	77/400899	17-Feb-08	3476565	29-Jul-08	29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	73/599690	19-May-86	1451110	4-Aug-87	30 Int.	Frozen confections and dry powdered mix for use in the preparation of a soft serve dessert.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	74/648830	20-Mar-95	1960173	5-Mar-96	32 Int.	Fruit juices, fruit juice drinks and frozen concentrates for making same.

United States of America	DOLE BANANA DIPPERS	Dole Food Company, Inc.	Registered	85/106173	12-Aug-10	4032617	27-Sep-11	30 Int.	Frozen confections.

United States of America	DOLE FRUIT SMOOTHIE SHAKERS	Dole Food Company, Inc.	Pending	85/677372	15-Jul-12			30 Int.	Frozen confections.

United States of America	DOLE PLUS	Dole Food Company, Inc.	Registered	77/928952	5-Feb-10	3844931	7-Sep-10	32 Int.	Fruit juices.

United States of America	DOLE SENSATION	Dole Food Company, Inc.	Registered	77/842496	6-Oct-09	3826421	27-Jul-10	32 Int.	Fruit juices and fruit drinks.

United States of America	DOLE SOFT SERVE	Dole Food Company, Inc.	Pending	85489985	7-Dec-11			30 Int.	Non-dairy frozen confections

United States of America	DOLE SPARKLERS	Dole Food Company, Inc.	Registered	78/747684	4-Nov-05	3218967	13-Mar-07	32 Int.	Aerated fruit juices; Non-alcoholic beverages containing fruit juices.

United States of America	DOLE WHIP	Dole Food Company, Inc.	Pending	85/489907	7-Dec-11			30 Int.	Non-dairy frozen confections

United States of America	FADING BLUE DESIGN	Dole Food Company, Inc.	Registered	73/254886	21-Mar-80	1225199	25-Jan-83	29 Int., 32 Int.	(29) Canned fruits and canned vegetables. (32) Fruit juices.;

United States of America	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Registered	77/232991	17-Jul-07	3616727	5-May-09	29 Int.	Frozen fruits; Processed, canned, bottled, dried, and/or preserved fruits fruits; Cut vegetables; Vegetable salads; Pre-cut vegetable salad; Cut fruits.

United States of America	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Pending	85/666836	2-Jul-12			30 Int.	Frozen dessert consisting of fruit and cream or cream substitutes; Fruit ice; Fruit teas; Tea-based beverages with fruit flavoring.

United States of America	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Registered	77/233042	17-Jul-07	3616729	5-May-09	32 Int.	Fruit juice concentrates; Fruit juices; Non-alcoholic beverages containing fruit juices; Fruit beverages.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	SUN GIANT	Bud Antle, Inc.	Registered	72/362451	12-Jun-70	903969	8-Dec-70	29 Int., 31 Int.	(29) Edible nuts, roasted and salted, flavored and processed;; (31) Fresh fruits and vegetables.

United States of America	TROPICAL GOLD	Dole Food Company, Inc.	Pending	85/207630	29-Dec-10			32 Int.	Fruit juices and fruit drinks; Non-alcoholic beverages containing fruit juices

Uruguay	DOLE	Dole Food Company, Inc.	Registered	179284		359474	31-Jan-85	31 Int., 32 Int.	(31) Fresh fruits and vegetables.; (32) Fruit and vegetable juices.

Uruguay	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered	179760		369699	21-May-85	29 Int., 32 Int.	(29) Canned fruit and canned vegetables.; (32) Fruit juices.

Uruguay	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	283925	8-Jan-96	283925	27-Aug-98	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages.

Uzbekistan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	A0011693	12-Mar-08			29 Int., 30 Int., 31 Int., 32 Int.	29) Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits, Cut vegetables; Vegetable salads; 30) Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars; 31) Fresh fruit and vegetables; Cut flowers; Live flower arrangements; 32: Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Venda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2009/06239	2-Apr-09	2009/06239	2-Apr-09	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Venda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	2009/06240	2-Apr-09			30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

Venda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	2009/06242	2-Apr-09			32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Venezuela	DOLE	Renaissance Capital Corp.	Registered			23777	13-Dec-50	29 Int., 32 Int.	(29) Preserved fruits, fruit cocktail, frozen fruits.; (32) Fruit juices.

Venezuela	DOLE & FADING BLUE	Renaissance Capital Corp.	Registered			104340-F	4-Nov-83	29 Int., 32 Int.	Canned fruits and fruit juices and canned vegetables.;

Venezuela	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	8243/86	23-Jun-86	135860	23-Sep-88	29 Int., 30 Int., 31 Int.	(29) Canned pineapple and other canned fruits, canned vegetables;; (30) Frozen confections and soft serve dessert mix;; (31) Fresh fruits and fresh vegetables

Venezuela	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	8244/86	23-Jun-86	135861	23-Sep-88	32 Int.	Fruit juices, fruit juice drinks, frozen fruit juice concentrates.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Viet Nam	DOLE	Dole Food Company, Inc.	Pending	not yet assigned				29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruit; fresh vegetables. ; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Viet Nam	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	10804	4-Mar-93	9280	4-Mar-93	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables; nuts, frozen and frosted fruits;; (30) Frozen confections and desserts and soft serve desert mixes;; (31) Fresh fruits and vegetables;; (32) Canned, chilled and frozen juices.

Viet Nam	DOLE (DU LE) & SUN DESIGN	Dole Food Company, Inc.	Registered	15664	9-Oct-93	12959	12-Aug-94	29 Int., 30 Int., 31 Int., 32 Int., 42 Int.	(29) Preserved, dried, cooked and canned or bottled fruits and vegetables nuts, frozen and frosted fruits;; (30) Frozen confections and desserts and soft serve dessert mixes;; (31) Fresh fruits and vegetables;; (32) Canned, chilled and frozen fruit juices, fruit juice drinks, frozen fruit juice concentrates and fruit based soft drinks, fruit nectars;; (42) Providing of food and drink, veterinary and agricultural services, scientific and industrial research.

Virgin Islands (American)	DOLE	Dole Food Company, Inc.	Registered			6515	19-Feb-77	29 Int., 32 Int., N46 Nat.	CN FRT, CN FRT JUICES, CN VEGS, CN VEG JUICES, ETC filling, frozen fresh fruit, canned frozen concentrated fruit juices ; ;

Virgin Islands (American)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	7775	29-Jul-08	7775	29-Jul-08	29 Int., 30 Int., 31 Int., 32 Int.	Canned or bottled fruits; Cut fruits; Dried fruits; Frozen fruits; Processed vegetables and fruits; Cut vegetables; Vegetable salads ; Fruit ices; Frozen dessert consisting of fruit and cream or cream substitutes; Coffee beans; Ground coffee beans; Chocolate and chocolates; Chocolate bars ; Fresh fruit and vegetables; Cut flowers; Live flower arrangements ; Aerated fruit juices; Frozen fruit beverages; Fruit beverages; Fruit concentrates and purees used as ingredients of beverages; Fruit drinks and juices; Fruit juice bases; Fruit juice concentrates; Non-alcoholic beverages containing fruit juices

Virgin Islands (British)	DOLE	Dole Food Company, Inc.	Registered		6-May-63	193	6-May-63	29 Int.	Fruits, vegetables, vegetable juices; pie fillings, consisting principally of fruit; all being canned, bottled, preserved, dried or frozen

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Virgin Islands (British)	DOLE	Dole Food Company, Inc.	Registered		6-May-63	194	6-May-63	32 Int.	Non-alcoholic drinks and preparations for making non-alcoholic drinks, all included in Class 32; fruit juices and tomato juice; all being canned, bottled or frozen.

Virgin Islands (British)	DOLE & FADING BLUE	Dole Food Company, Inc.	Registered			988	26-Jun-79	29 Int., 32 Int.	Canned fruit, canned vegetables, fruit juices for cooking.;

Virgin Islands (British)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5091	20-Jul-09	5091	20-Jul-09	29 Int., 30 Int., 31 Int., 32 Int. (N42 Nat., N44 Nat.)	Fresh fruits and fresh vegetables; preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, james, fruit sauces; nuts, milk and milk products; ices; frozen confections and dry dessert; coffee beans; chocolate and chocolates.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages, in addition to all other goods/services contained in said class.

West Bank	DOLE	Dole Food Company, Inc.	Pending	18979	7-Apr-11			29 Int., 30 Int., 31 Int., 32 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.; Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.; Fresh fruit and fresh vegetables.; Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

West Bank	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	16871	5-Nov-09	16871	5-Nov-09	29 Int., 30 Int., 31 Int., 32 Int.	(29) Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products. (30) Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates. (31) Fresh fruit; fresh vegetables. (32) Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Yemen, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	46464	30-Dec-08	36304	30-Dec-08	29 Int.	Preserved, canned, processed, fresh-cut, frozen, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; nuts, milk and milk products.

Yemen, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	46465	30-Dec-08	36305	30-Dec-08	30 Int.	Ices; frozen confections and dry powdered mixes for use in the preparation of a soft serve dessert; coffee beans; chocolate and chocolates.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

OVERLAPPING TRADEMARKS

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Yemen, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	46467	30-Dec-08	37894	30-Dec-08	32 Int.	Mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups, frozen concentrates and other preparations for making beverages.

Zimbabwe	DOLE	Dole Food Company, Inc.	Registered	878/2001	17-Aug-01	878/2001	17-Aug-01	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

Zimbabwe	DOLE	Dole Food Company, Inc.	Registered	879/2001	17-Aug-01	879/2001	17-Aug-01	30 Int.	Frozen confections and dry powdered mix for use in the preparation of a soft serve dessert.

Zimbabwe	DOLE	Dole Food Company, Inc.	Registered	881/2001	17-Aug-01	881/2001	17-Aug-01	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages included in class 32.

Zimbabwe	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			883/2001	17-Aug-01	29 Int.	Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats.

Zimbabwe	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			884/2001	17-Aug-01	30 Int.	Frozen confections and dry powdered mix for use in the preparation of soft serve dessert.

Zimbabwe	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			886/2001	17-Aug-01	32 Int.	Beers; mineral and aerated waters and other non-alcoholic drinks; fruit drinks and fruit juices; syrups and other preparations for making beverages included in class 32.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

Exhibit H

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

African Union Territories (OAPI)	DOLE W/LEAFY CROWN ON RED S W/CROWN	Dole Food Company, Inc.	Registered	70166	12-Apr-80	20120	12-Apr-80	31 Int.	Fresh fruit and vegetables.

Angola	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	20370	30-Oct-08			31 Int.	Fresh fruits and fresh vegetables.

Argentina	CABANA	Renaissance Capital Corp.	Registered	2014209	20-Dec-95	2837528	10-Aug-98	31 Int.	Bananas.

Argentina	DELORO	Renaissance Capital Corp.	Registered	2417374	13-Mar-03	1966881	14-Jan-04	31 Int.	Fresh fruit.

Argentina	DOLE	Renaissance Capital Corp.	Registered	1459.864		1.968.150	23-Jan-04	31 Int.	Fresh greens, vegetables, and fruits.

Argentina	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	1558604		1739626	16-Nov-87	31 Int.	Fresh fruits and fresh vegetables.

Argentina	RED S	Renaissance Capital Corp.	Registered	1231309		1904444	3-Dec-02	31 Int.	Fresh fruits and greens; fresh legumes and vegetables.

Armenia	DOLE	Dole Food Company, Inc.	Pending	1056	6-Aug-12			31 Int.	Fresh fruits and fresh vegetables.

Armenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	1052	6-Aug-12			31 Int.	Fresh fruits and fresh vegetables.

Austria	DELORO	Standard Fruit & Steamship Co.	Registered	2217/68	16-Sep-68	63302	12-Dec-68	31 Int.	Fresh bananas

Bahrain	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	914/90	3-Dec-90	13849	8-Jun-91	31 Int.	Fresh fruits and fresh vegetables.

Bahrain	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	52/91	25-Feb-91	13971	25-Feb-91	31 Int.	Fresh fruits and vegetables.

Benelux	CABANA (Stylized)	Dole Food Company, Inc.	Registered	662992	12-Jan-84	395157	25-May-84	31 Int.	Fresh fruits.

Benelux	CABANA ON RED S W/CROWN	Dole Food Company, Inc.	Registered	657150	11-Apr-83	391895	6-Feb-84	31 Int.	Fresh fruits and fresh vegetables.

Benelux	DELORO	Standard Fruit & Steamship Co.	Registered	520833	16-Apr-71	22949	16-Apr-71	31 Int.	Fresh bananas

Benelux	PRECISION PACK	Dole Fresh Vegetables, Inc.	Registered	763440	7-May-91	496339	2-Dec-91	31 Int.	FRESH FRUITS & FRESH VEGETABLES

Bermuda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	21411	25-Jul-91	21411	25-Jul-91	31 Int.	Fresh fruits and vegetables.

Bolivia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	SM-1334-2010	12-Apr-10	124436-C	3-Dec-10	31 Int.	Fresh fruits and fresh vegetables.

Bosnia and Herzegovina	CABANA	Dole Food Company, Inc.	Registered		8-Sep-80	BAZR961276	10-May-84	31 Int.	Fresh fruits and vegetables

Brazil	CABANA & Design	Renaissance Capital Corp.	Registered	820165484	15-Aug-97	820165484	1-Oct-02	31 Int.	Fresh fruits and vegetables.

Brazil	CABANITA & Design	Renaissance Capital Corp.	Registered	820165492	15-Aug-97	820165492	1-Oct-02	31 Int.	Fresh fruits and vegetables.

Brazil	DOLE	Renaissance Capital Corp.	Pending	830894624	27-Dec-10			31 Int.	Fresh fruits and fresh vegetables.

Brazil	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	816962723	10-Nov-92	816962723	10-Feb-04	31 Int.	Fruits, greens, vegetables and cereals.;

Brazil	DOLE & SUN DESIGN	Renaissance Capital Corp.	Pending	830989714	27-Dec-10			31 Int.	Fresh fruit; fresh vegetables; fresh flowers and living plants.

Bulgaria	TROPIPAC	Dole Food Company, Inc.	Pending	118134	15-Feb-11			31 Int.	Fresh fruit.

Canada	ANCO	Bud Antle, Inc.	Registered	246470		113703	3-Apr-59	31 Int.	Fresh vegetables.

Canada	ANYTHING FRESHER WOULD STILL BE IN THE FIELD	Dole Food Company, Inc.	Registered	1285873	12-Jan-06	TMA711672	11-Apr-08	31 Int.	Fresh fruit and fresh vegetables.

Canada	BANANIMALS	Standard Fruit & Steamship Co.	Registered	312472		TMA161063	7-Feb-69	31 Int.	Fresh Bananas

Canada	BUD & BANDED ROSEBUD DESIGN	Bud Antle, Inc.	Registered	627027		372698	31-Aug-90	31 Int.	Fresh fruits and fresh vegetables.

Canada	BUD & BANDED ROSEBUD DESIGN	Bud Antle, Inc.	Registered	627028	8-Mar-89	369328	8-Jun-90	31 Int.	Fresh fruits and fresh vegetables.

Canada	BUD OF CALIFORNIA & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	1104172	25-May-01	TMA 670638	14-Apr-04	31 Int.	Fresh vegetables, namely celery; fresh fruits and vegetables; fresh vegetables, namely lettuce and cauliflower.

Canada	BUD SPECIAL & DESIGN	Bud Antle, Inc.	Registered	700135	2-Mar-92	440777	24-Mar-95	31 Int.	FRESH VEGETABLES

Canada	CABANA	Dole Food Company, Inc.	Registered	259716	9-Nov-60	TMA122319	26-May-61	31 Int.	Bananas.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Canada	CABANA & CONFIGURATION DESIGN	Dole Food Company, Inc.	Registered	312964		163097	30-May-69	31 Int.	FRESH BANANAS

Canada	CABANITA	Dole Food Company, Inc.	Registered	262619	28-Apr-61	124492	24-Nov-61	31 Int.	Bananas.

Canada	CARMEL VALLEY FARMS	Dole Food Company, Inc.	Pending	1607715	21-Dec-12			29 Int.	Pre-cut vegetable salad.

Canada	COASTAL	Dole Berry Company, LLC	Registered	86976100	19-Feb-98	TMA 512806	2-Mar-99	31 Int.	Fresh berries.

Canada	COASTAL and Design	Dole Berry Company, LLC	Registered	86976200	19-Feb-98	TMA 512915	16-Jul-99	31 Int.	Fresh berries.

Canada	DOLE EXTRA VEGGIE	Dole Food Company, Inc.	Pending	1546458	14-Oct-11			29 Int.	Pre-cut vegetable salad.

Canada	DOLE PESTO CAESAR	Dole Food Company, Inc.	Pending	1607710	21-Dec-12			31 Int.	Pre-cut vegetable salad.

Canada	ENDLESS SUMMER	Dole Food Company, Inc.	Pending	1515377	15-Feb-11			31 Int.	Pre-cut vegetable salad.

Canada	FIESTA	Dole Food Company, Inc.	Registered	447420	3-Dec-79	255493	30-Jan-81	31 Int.	Pineapples and bananas.

Canada	FIESTA	Dole Food Company, Inc.	Registered	453175	1-May-80	258400	1-May-81	31 Int.	Fresh fruits and vegetables.

Canada	FRESH DISCOVERIES	Dole Food Company, Inc.	Registered	1321437	24-Oct-06	TMA 701284	21-Nov-07	29 Int.	Pre-cut vegetable salad.

Canada	FRESH FAVORITES	Dole Food Company, Inc.	Registered	132143	24-Oct-06	TMA701283	21-Nov-07	29 Int.	Cut vegetables; vegetable salads.

Canada	FRESH ORGANICS DOLE and Design	Dole Food Company, Inc.	Registered	1321431	24-Oct-06	TMA 725904	10-Oct-08	29 Int., 31 Int.	(29) Pre-cut vegetable salads (31) Fresh fruits; fresh vegetables.

Canada	FRESH PICKED DOLE and Design	Dole Food Company, Inc.	Registered	1321429	24-Oct-06	TMA714482	15-May-08	31 Int.	Fresh fruits, fresh vegetables.

Canada	FRESH TAKES	Dole Food Company, Inc.	Registered	1321435	24-Oct-06	766748	13-May-10	29 Int.	Cut fruits; Cut vegetables; Fruit and vegetable salads; Fruit salads; Pre-cut vegetable salad; Vegetable salads

Canada	GREEN JADE	Bud Antle, Inc.	Registered	246471	11-Jul-58	112550	12-Dec-58	31 Int.	Fresh vegetables.

Canada	KINGSIZE	ROYAL PACKING CO.	Registered	655598	18-Apr-90	382505	29-Mar-91	31 Int.	Fresh fruits and fresh vegetables.

Canada	NOS VERDURES DE CHOIX. VOTRE CHOIX PLUS VERT.	Dole Food Company, Inc.	Registered	1446600	30-Jul-09	770629	23-Jun-10	29 Int.	Pre-cut vegetable salads.

Canada	ONE CUT. ONE BITE.	Dole Food Company, Inc.	Pending	1554301	30-Nov-11			31 Int.	Fresh vegetables.

Canada	OUR CHOICE GREENS YOUR GREENER CHOICE	Dole Food Company, Inc.	Pending	1421203	9-Dec-08			29 Int.	Pre-cut vegetable salad.

Canada	OUR CHOICE GREENS YOUR GREENER CHOICE and Design	Dole Food Company, Inc.	Pending	1421205	9-Dec-08			29 Int.	Pre-cut vegetable salad.

Canada	PESTO CAESAR	Dole Food Company, Inc.	Pending	1607713	21-Dec-12			29 Int.	Pre-cut vegetable salad.

Canada	PRECISION PACK	Dole Fresh Vegetables, Inc.	Registered	679836	12-Apr-91	TMA422876	4-Feb-94	31 Int.	FRESH FRUITS & VEGETABLES

Canada	RICK	Bud Antle, Inc.	Registered	246468		TMA112961	16-Jan-59	31 Int.	Fresh vegetables.

Canada	SALAD GUIDE	Dole Food Company, Inc.	Pending	1444567	13-Jul-09	TMA828138	16-Jul-12	29 Int.	Pre-cut vegetable salad.

Canada	SAVVY SALAD	Dole Food Company, Inc.	Pending	1607714	21-Dec-12			31 Int.	Pre-cut vegetable salad.

Canada	STRAW BABIES	Dole Berry Company, LLC	Registered	1242945	7-Jan-05	TMA668484	24-Jul-06	31 Int.	Produce, namely fresh strawberries.

Canada	THE BEST OF DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	693259	7-Nov-91	429868		31 Int.	FRESH FRUITS & VEGGIES, NAMELY, BANANAS, APPLES, ORANGES, GRAPEFR UIT, BROCCOLI, PAPAYA, PLUMS, NECTARINES, WATERMELON, HONEYDEW, ETC

Canada	TROPICAL GOLD	Dole Food Company, Inc.	Registered	1141231	14-May-02	TMA641259	2-Jun-05	31 Int.	Fresh fruits.

Canada	VACO	Bud Antle, Inc.	Registered	246466		112447	5-Dec-58	31 Int.	Fresh vegetables.

Canada	YOUR CHOICE	Dole Food Company, Inc.	Registered	1048710	1-Mar-00	TMA589560	11-Sep-03	31 Int.	Fresh fruits.

Chile	ALPHA RED	Renaissance Capital Corp.	Registered	891.39	13-Jan-10	905.773	22-Dec-10	31 Int.	Fresh fruit, namely grapes.

Chile	CERISE	Renaissance Capital Corp.	Registered	891.391	13-Jan-10	905.774	22-Dec-10	31 Int.	Fresh fruit, namely grapes.

Chile	EVENING PEARL	Renaissance Capital Corp.	Registered	891.393	13-Jan-10	905.775	22-Dec-10	31 Int.	Fresh fruit, namely grapes.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Chile	ICE SEEDLESS	Renaissance Capital Corp.	Registered	891.394	13-Jan-10	905.776	22-Dec-10	31 Int.	Fresh fruit, namely grapes.

Chile	TROPICAL WILD	Renaissance Capital Corp.	Pending	891.396	13-Jan-10			31 Int.	Fresh fruit, namely grapes.

Chile	YOUR CHOICE	Renaissance Capital Corp.	Registered	800.019	18-Dec-07	827.408	12-Sep-08	31 Int.	Fresh fruit.

Colombia	DOLE	Renaissance Capital Corp.	Registered	10-161455	22-Dec-10	431709	23-Aug-11	31 Int.	Fresh fruits and fresh vegetables.

Colombia	DOLE & SUN DESIGN	Renaissance Capital Corp.	Pending	10-161451	22-Dec-10			31 Int.	Fresh fruits; fresh vegetables.

Colombia	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	10-140309	9-Nov-10	422981	14-Apr-11	31 Int.	Fresh fruits and fresh vegetables.

Colombia	DOLE W/LEAFY CROWN ON RED S W/CROWN	Renaissance Capital Corp.	Registered	192851	24-Jun-80	102457	10-Aug-83	31 Int.	Fresh fruits and vegetables

Colombia	YOUR CHOICE	Renaissance Capital Corp.	Registered	6126412	18-Dec-06	373778	26-Feb-09	31 Int.	Fresh fruit

Costa Rica	BUD OF CALIFORNIA FRESH AS TOMORROW & ROSEBUD DES	Bud Antle, Inc.	Registered			43286	22-Nov-71	31 Int.	FRSH FRT & VEGS

Costa Rica	CABANA & DESIGN	Standard Fruit & Steamship Co.	Registered			24210	8-Apr-61	31 Int.	Fresh fruits and vegetables

Costa Rica	CABANA & DESIGN	Renaissance Capital Corp.	Registered	2008-0003004	3-Apr-08	180382	29-Sep-08	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruit and vegetables; natural seeds, plants and flowers; animal feed; malt.

Costa Rica	DELORO	Renaissance Capital Corp.	Registered	28391		41212	31-Mar-69	31 Int.	Fresh bananas.

Costa Rica	DOLE	Renaissance Capital Corp.	Registered			65920	14-Nov-85	31 Int.	Fresh fruits and vegetables.

Costa Rica	DOLE & Sun Design	Renaissance Capital Corp.	Registered	34311	15-Dec-00	126970	27-Jun-01	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

Costa Rica	FIESTA	Renaissance Capital Corp.	Registered			98556	6-Jan-97	31 Int.	Fresh fruits and vegetables.

Costa Rica	YOUR CHOICE	Renaissance Capital Corp.	Registered	2011-0005041	24-Jun-11	215463	13-Jan-12	31 Int.	Fresh fruit

Croatia	CABANA	Dole Food Company, Inc.	Registered	Z941642N	10-May-94	Z941642	5-Dec-95	31 Int.	Fresh fruits and vegetables.

Cyprus, Republic of	CABANA	Standard Fruit & Steamship Co.	Registered			B10941	5-Nov-67	31 Int.	Fresh bananas.

Cyprus, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	33661	4-Jan-91	33661	4-Jan-91	31 Int.	FRESH FRUITS AND VEGETABLES.

Denmark	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	6286/1989		VR199006110	14-Sep-90	31 Int.	Fresh fruits and fresh vegetables

Denmark	DELORO	Standard Fruit & Steamship Co.	Registered	A 3529/68	17-Sep-68	761/1969	14-Mar-69	31 Int.	Fresh fruit, including bananas

Dominican Republic	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered			48956	15-Jun-90	31 Int.	Fresh fruits & fresh vegetables

Ecuador	CABANA	Renaissance Capital Corp.	Pending	170984	18-May-06			31 Int.	Fresh fruit and fresh vegetables.

Ecuador	DELORO	Renaissance Capital Corp.	Registered	16385		1430	20-Jun-90	31 Int.	Fresh bananas.

Ecuador	DOLE	Renaissance Capital Corp.	Registered	239419	21-Dec-10	5185-11	13-Jul-11	31 Int.	Fresh fruits and fresh vegetables.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	41129	23-Aug-93	0618-95	17-Feb-95	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	239487	22-Dec-10	3978-11	28-Jun-11	31 Int.	Fresh fruits and fresh vegetables.

Ecuador	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	214513	28-May-09	7337-09	10-Nov-09	31 Int.	Fresh fruits and fresh vegetables.

Ecuador	FIESTA	Renaissance Capital Corp.	Registered	170985	18-May-06	2816-07	22-May-07	31 Int.	Fresh fruit and fresh vegetables.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Ecuador	TROPIPAC	Renaissance Capital Corp.	Registered	170986	18-May-06	2817-07	22-May-07	31 Int.	Fresh fruit and fresh vegetables.

Ecuador	YOUR CHOICE	Renaissance Capital Corp.	Registered	105262	21-Jun-00	8566-00	30-Nov-00	31 Int.	Fresh fruit, namely bananas

Egypt	ALPHA RED	Dole Food Company, Inc.	Pending	252233	18-Oct-10			31 Int.	Fresh fruit, namely grapes.

Egypt	DESERT SEEDLESS	Dole Food Company, Inc.	Pending	252234	18-Oct-10			31 Int.	Fresh fruit, namely grapes.

Egypt	DOLE	Dole Food Company, Inc.	Pending	not yet assigned				31 Int.	Fresh fruit and vegetables.

Egypt	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78934	7-Jan-91	78934	6-Jun-94	31 Int.	FRESH FRUITS & VEGETABLES

Egypt	MOONBALLS	Dole Food Company, Inc.	Pending	252235	18-Oct-10			31 Int.	Fresh fruit, namely grapes.

El Salvador	DOLE	Dole Food Company, Inc.	Registered	3270-97	2-Jun-97	57/99	9-Nov-99	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt

El Salvador	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	3169-97	29-May-97	183/88	22-Feb-99	31 Int.	Agricultural, horticultural, forest and grain products, not included in other classes; live animals; fresh fruits and vegetables; seeds; live plants and flowers; animal feed in Class 31.

European Community	BOBBY BANANA	Dole Food Company, Inc.	Registered	6518286	14-Dec-07	6518286	14-Dec-07	31 Int.	Fresh fruit, particularly bananas.

European Community	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	6518211	14-Dec-07	6518211	14-Dec-07	31 Int.	Fresh fruit, particularly bananas.

European Community	DELORO	Standard Fruit & Steamship Co.	Registered	6518609	14-Dec-07	6518609	14-Dec-07	31 Int.	Fresh fruit, particularly bananas.

European Community	DOLE BANINI	Dole Food Company, Inc.	Registered	6605232	25-Jan-08	6605232	25-Jan-08	31 Int.	Fresh fruit; namely bananas

European Community	DOLE GOURMET	Dole Food Company, Inc.	Registered	1881721	2-Oct-00	1881721	2-Oct-00	31 Int.	Bananas.

European Community	NABA & Design	Dole Food Company, Inc.	Pending	11625704	5-Mar-13			31 Int.	Fresh fruits and fresh vegetables.

European Community	SOLEIL	Dole Food Company, Inc.	Pending	10617157	3-Feb-12			31 Int.	Fresh fruit and fresh vegetables.

European Community	THE TASTE OF SUNSHINE	Dole Food Company, Inc.	Registered	8649841	29-Oct-09	8649841	29-Oct-09	31 Int.	Fresh fruit and vegetables.

European Community	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2780419	19-Jul-02	2780419	19-Jul-02	31 Int.	Fresh fruits and vegetables.

European Community	TROPICAL RED	Dole Food Company, Inc.	Registered	8928582	4-Mar-10	8928582	4-Mar-10	31 Int.	Fresh fruit and vegetables.

European Community	TROPIPAC	Standard Fruit & Steamship Co.	Pending	5687363	14-Feb-07			31 Int.	Fresh fruit and fresh vegetables.

Finland	BAJELLA & DESIGN	Dole Food Company, Inc.	Registered			55312	5-Sep-69	31 Int.	BANANAS

Finland	DELORO	Standard Fruit & Steamship Co.	Registered	4324/69		59004	15-Nov-71	31 Int.	Fresh bananas.

France	CABANA	Dole Food Company, Inc.	Registered	929944		1317313	2-Sep-60	31 Int.	Fresh bananas.

France	CABANA ON RED S W/CROWN	Dole Food Company, Inc.	Registered	165415	3-Nov-89	1558420	3-Nov-89	31 Int.	FRESH FRTS (BANANAS)

France	CABANITA	Standard Fruit & Steamship Co.	Registered	773494		1349477	11-Jan-61	31 Int.	Bananas.

France	DELORO	Standard Fruit & Steamship Co.	Registered	967111	17-Nov-68	1498652	17-Nov-68	31 Int.	FRSH BANANAS

Gambia	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered		31-Oct-72	4462	10-Oct-74	31 Int.	Fresh vegetables

Gaza District	DOLE	Dole Food Company, Inc.	Pending	15306	7-Apr-11			31 Int.	Fresh fruit and fresh vegetable.

Gaza District	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	13592	13-Aug-09			31 Int.	Fresh fruit and fresh vegetables.

Germany	BAJELLA	Dole Food Company, Inc.	Registered		19-Oct-67	842352	12-Feb-68	31 Int.	BANANAS

Germany	BUD & Rosebud Design	Bud Antle, Inc.	Registered	B 88064/31	21-Aug-89	1157940	25-Apr-90	31 Int.	Fresh fruits and fresh vegetables

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Germany	DELORO on Red S w/ Crown	Standard Fruit & Steamship Co.	Registered		30-Dec-69	881013	10-May-71	31 Int.	Fresh fruit, citrus fruit, and bananas

Germany	THE TASTE OF SUNSHINE	Dole Germany OHG	Registered	399 69 957.0	9-Nov-99	399 69 957	9-Nov-99	31 Int.	Fresh fruits & vegetables

Germany	TROPICAL RED	Dole FF Europe, Ltd. & Co.	Registered	399 56 424	30-Sep-99	399 56 424	13-Jan-00	31 Int.	Fresh fruits and vegetables

Guatemala	CABANA	Renaissance Capital Corp.	Pending	2008-8143	8-Oct-08			31 Int.	Fresh bananas.

Guatemala	DOLE	Renaissance Capital Corp.	Pending	M-009935-2010	23-Dec-10			31 Int.	Fresh fruits and vegetables

Guatemala	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	2008-008190	9-Oct-08	165759	23-Sep-09	31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Haiti	DOLE	Dole Food Company, Inc.	Registered			221/140	30-Sep-63	31 Int.	Fresh vegetables.

Haiti	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	413-E	6-Apr-09	373/166	12-Oct-09	31 Int.	Fresh fruits and fresh vegetables.

Honduras	DOLE	Renaissance Capital Corp.	Registered	38029/10	22-Dec-10	117544	5-Oct-11	31 Int.	Fresh fruits and fresh vegetables.

Honduras	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	6467/91	10-Sep-91	55584	11-Jun-92	31 Int.	Fresh fruits and vegetables.

Honduras	FIESTA	Renaissance Capital Corp.	Registered			14459	4-Sep-67	31 Int.	Bananas.

Honduras	TROPIPAC	Standard Fruit & Steamship Co.	Registered			14460	4-Sep-67	31 Int.	Bananas.

Int’l Registration - Madrid Agreement / Protocol	SOLEIL DE MARTINQUE	Dole Fresh Fruit Europe OHG	Registered	649810	19-Feb-96	649810	19-Feb-96	31 Int.	Fresh fruits and vegetables; all the produce of Martinique.

Int’l Registration - Madrid Agreement / Protocol	THE TASTE OF SUNSHINE	Dole FF Europe, Ltd. & Co.	Registered			732543	20-Mar-00	31 Int.	Fresh fruits and vegetables

Int’l Registration - Madrid Agreement / Protocol	TROPICAL RED	Dole FF Europe, Ltd. & Co.	Registered		13-Jan-00	729648	7-Mar-00	31 Int.	Fresh fruits and vegetables.

Ireland	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	144433	1-Jan-91	144433	11-Nov-93	31 Int.	FRESH FRUITS & VEGETABLES

Israel	DOLE	Dole Food Company, Inc.	Pending	not yet assigned				31 Int.	Fresh fruit and fresh vegetables.

Israel	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	78730	4-Jan-91	78730	4-Jan-91	31 Int.	FRESH FRUITS & VEGETABLES

Italy	ANTLE	Bud Antle, Inc.	Registered	16758 C/83	14-Jan-83	412884	14-Jan-83	31 Int.	Fresh vegetables.

Italy	DELORO	Standard Fruit & Steamship Co.	Registered	74032		542075	17-Dec-68	31 Int.	FRESH BANANAS

Jamaica	DOLE W/LEAFY CROWN ON RED S W/CROWN	Dole Food Company, Inc.	Registered	TM 31/181	17-Apr-80	19564	2-Nov-83	31 Int.	Fresh fruits and vegetables.

Jordan	DOLE	Dole Food Company, Inc.	Pending	115844	30-Dec-10			31 Int.	Fresh fruits and fresh vegetables.

Jordan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	28799	18-Mar-91	28799	2-Jun-92	31 Int.	FRESH FRUITS & VEGETABLES

Kenya	DOLE W/LEAFY CROWN ON RED S W/CROWN	Dole Food Company, Inc.	Registered		21-Nov-79	26669	17-Apr-80	31 Int.	Fresh fruits and vegetables

Kosovo	CABANA	Dole Food Company, Inc.	Registered	81	4-Feb-08	2590/2011	3-Mar-11	31 Int.	Fresh fruits and vegetables.

Kuwait	CABANA ON RED S W/CROWN	Dole Food Company, Inc.	Registered	15679		14697	4-Jun-83	31 Int.	Fresh bananas.

Kuwait	DOLE	Dole Food Company, Inc.	Pending	100154	21-Dec-08			31 Int.	Fresh fruit and fresh vegetables.

Kuwait	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	100158	21-Dec-08			31 Int.	Fresh fruit and fresh vegetables.

Liechtenstein	DOLE W/LEAFY CROWN ON RED S W/CROWN	Dole Food Company, Inc.	Registered			5847	8-Oct-79	31 Int.	Fresh fruit and vegetables

Macedonia	CABANA	Dole Food Company, Inc.	Registered	PZ-2689/94	9-Apr-68	1805	25-Dec-68	31 Int.	Fresh fruits and vegetables.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Malta	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	20220	4-Jan-91	20220	4-Jan-91	31 Int.	Fresh fruits and vegetables.

Mexico	DOLE	Dole Food Company, Inc.	Registered	1145389	5-Jan-11	1212977	5-Jan-11	31 Int.	Fresh fruits and fresh vegetables.

Mexico	FIESTA	Standard Fruit & Steamship Co.	Registered	43100	3-Jun-88	527086	29-Jul-96	31 Int.	Fresh fruit.

Moldova	DOLE	Dole Food Company, Inc.	Registered	25189	27-Mar-09	19586	27-Mar-09	31 Int.	Fresh fruits and fresh vegetables.

Moldova	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	25184	27-Mar-09	19585	27-Mar-09	31 Int.	Fresh fruits and fresh vegetables.

Montenegro	CABANA	Dole Food Company, Inc.	Registered			27632	31-Dec-11	31 Int.	Bananas

Namibia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	TM/T/ 2009/726	7-Jul-09			31 Int.	Fresh fruits and fresh vegetables.

Norway	BAJELLA	Dole Food Company, Inc.	Registered			76565	5-Jun-69	31 Int.	BANANAS

Norway	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered			79845	20-Aug-70	31 Int.	Fresh fruit and vegetables

Norway	CABANA	Standard Fruit & Steamship Co.	Registered	104183		82562	3-Sep-71	31 Int.	Fresh fruits

Norway	DELORO	Standard Fruit & Steamship Co.	Registered			78794	26-Feb-70	31 Int.	Fresh fruits and vegetables

Norway	DOLE BANINI SURPRISE	Dole Food Company, Inc.	Registered	2001 13177	9-Nov-01	214098	18-Apr-02	31 Int.	fresh fruits

Norway	DOLE GOURMET	Dole Food Company, Inc.	Registered	200012490	16-Oct-00	208296	26-Apr-01	31 Int.	Fresh fruits and vegetables.

Norway	SUN GIANT & SUNRISE DESIGN	Bud Antle, Inc.	Registered	910787	11-Feb-91	160609	16-Dec-93	31 Int.	Fresh fruits and vegetables.

Oman	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5166	19-Jan-91	5166	19-Jan-91	31 Int.	Fresh fruits and vegetables.

Papua New Guinea	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	68528	2-Nov-09	A68528	2-Nov-09	31 Int.	Fresh fruits and vegetables.

Paraguay	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	11844	30-Aug-91	257078	11-Feb-92	31 Int.	Fresh fruits and vegetables.

Peru	DOLE	Dole Food Company, Inc.	Registered	442059	28-Dec-10	174087	17-Mar-11	31 Int.	Fresh fruit and fresh vegetables.

Peru	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	141185	5-Jul-88	78222	15-Dec-88	31 Int.	Fresh fruits.

Peru	YOUR CHOICE	Renaissance Capital Corp.	Registered	107083	29-May-00	65565	18-Aug-00	31 Int.	Fresh fruit, namely bananas.

Portugal	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	270825	23-Jan-91	270825	8-Feb-93	31 Int.	Fresh fruits and vegetables.

Puerto Rico	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			7821	28-Jun-88	31 Int.	FRESH VEGETABLES

Puerto Rico	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			7822	7-May-85	31 Int.	Fresh fruit.

Qatar	CABANA ON RED S W/CROWN	Dole Food Company, Inc.	Registered	3373	27-Feb-83	3373	29-Aug-88	31 Int.	Fresh fruits and vegetables.

Qatar	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	56099	18-Feb-09			31 Int.	Fresh fruits and fresh vegetables.

Romania	TROPIPAC	Dole Food Company, Inc.	Registered	M 2011 01273	15-Feb-11	115355	15-Feb-11	31 Int.	Fresh fruit.

Russian Federation	BOBBY BANANA	Dole Food Company, Inc.	Registered	2007740399	21-Dec-07	383039	21-Dec-07	31 Int.	Fresh fruit; namely bananas.

Russian Federation	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Registered	2007740409	21-Dec-07	383044	21-Dec-07	31 Int.	Fresh fruit; namely bananas.

Russian Federation	DOLE SWEETIO	Dole Food Company, Inc.	Registered	2007740404	21-Dec-07	383042	21-Dec-07	31 Int.	Fresh fruit.

Russian Federation	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2007740410	21-Dec-07	371938	21-Dec-07	31 Int.	Fresh fruit.

Russian Federation	TROPIPAC	Dole Food Company, Inc.	Pending	2011703123	8-Feb-11			31 Int.	Fresh fruit.

Russian Federation	YOUR CHOICE	Dole Food Company, Inc.	Registered	2007740397	21-Dec-07	369991	21-Dec-07	31 Int.	Fresh fruit.

Samoa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5622	13-Aug-09	5622	13-Aug-09	31 Int.	Fresh fruits and fresh vegetables.

Saudi Arabia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	12867	6-Jan-91	241/53	25-Aug-91	31 Int.	Fresh fruits and vegetables

Serbia (Old Code)	CABANA	Dole Food Company, Inc.	Registered	Z-566/80	10-May-84	27632	10-May-84	31 Int.	Fresh fruits & vegetables.

Sierra Leone	DOLE	Dole Food Company, Inc.	Pending	19219	10-Nov-10			31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

Sierra Leone	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	19218	10-Nov-10			31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Slovenia	CABANA	Dole Food Company, Inc.	Registered	Z-9471366	6-Oct-94	9471366	6-Oct-94	31 Int.	Fresh fruits and vegetables.

South Africa	DOLE	Dole Food Company, Inc.	Registered		4-Mar-68	68/0933	4-Mar-68	31 Int.	Fresh fruits and vegetables

South Africa	NABA & Design	Dole Food Company, Inc.	Pending	instructed				31 Int.	Fresh fruits and fresh vegetables.

South Africa	THE TASTE OF SUNSHINE	Dole FF Europe, Ltd. & Co.	Registered	2000/05455	9-Nov-99	2000/05455	9-Nov-99	31 Int.	Fresh fruits & vegetables

South Africa	TROPICAL WILD	Dole South Africa (Pty) Ltd	Pending	2007/19727	31-Aug-07			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

Spain	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1145283	30-Apr-86	1145283	5-May-87	31 Int.	Fresh fruits and fresh vegetables.

Spain	DOLE ON BLUE BACKGROUND	Dole Food Company, Inc.	Registered	431447	10-Jan-64	431447	10-Jan-64	31 Int.	Fresh pineapple

Sudan	DOLE (IN ARABIC) W/LEAFY CROWN	Dole Food Company, Inc.	Registered	20403	9-Jan-84	20403	4-Nov-86	31 Int.	FRSH FRT & VEGS

Sweden	BUD & ROSE DESIGN	Bud Antle, Inc.	Registered	69-4501	2-Oct-69	139315	12-May-72	31 Int.	Fresh fruits and vegetables

Sweden	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	89-4831	19-May-89	338630	22-Jun-00	31 Int.	Fresh fruits and vegetables

Sweden	BUD OF AMERICA FRESH AS TOMORROW & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	83-1604	11-Mar-83	212522	2-Dec-88	31 Int.	FRESH VEGETABLES

Sweden	BUD OF CALIFORNIA & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	83-3211		212299	21-Oct-88	31 Int.	FRESH FRUITS & VEGETABLES

Sweden	BUD SPECIAL & DESIGN	Bud Antle, Inc.	Pending	92-1914	2-Mar-92			31 Int.	Fresh vegetables

Sweden	CABANA	Dole Food Company, Inc.	Registered	3860/69	26-Aug-69	132542	28-Aug-70	31 Int.	Fresh bananas and fresh pineapples

Sweden	KING SIZE & DESIGN	ROYAL PACKING CO.	Registered	92-0812	28-Jan-92	248467	23-Apr-93	31 Int.	Fresh vegetables, namely lettuce.

Sweden	SUN GIANT & SUNRISE DESIGN	Bud Antle, Inc.	Registered	91-1488	19-Feb-91	234905	22-May-92	31 Int.	Fresh fruits and fresh vegetables.

Switzerland	CABANA & DESIGN	Dole Food Company, Inc.	Registered	3479		342612	16-Jul-64	31 Int.	Fresh bananas.

Switzerland	CABANA ON RED S W/CROWN	Dole Food Company, Inc.	Registered	7084		377939	3-Dec-69	31 Int.	FRSH FRTS

Switzerland	DELORO	Standard Fruit & Steamship Co.	Registered	5691		369713	26-Sep-68	31 Int.	BANANAS

Syria	DOLE	Dole Food Company, Inc.	Pending	3802	30-Mar-11			31 Int.	Fresh fruits and fresh vegetables.

Turkey	BOBBY BANANA	Dole Food Company, Inc.	Pending	2007/69066	26-Dec-07			31 Int.	Fresh fruit, namely bananas.

Turkey	BOBBY BANANA & Design (Standing Bobby)	Dole Food Company, Inc.	Pending	2007/69067	26-Dec-07			31 Int.	Fresh fruit, namely bananas.

Turkey	DOLE	Dole Food Company, Inc.	Registered	23741/85		86197	2-May-85	31 Int.	Fresh fruit and fresh vegetables.

Turkey	DOLE SWEETIO	Dole Food Company, Inc.	Registered	2007/69070	26-Dec-07	2007/69070	26-Dec-07	31 Int.	Fresh fruit.

Turkey	TROPICAL GOLD	Dole Food Company, Inc.	Registered	2007/69072	26-Dec-07	2007/69072	26-Dec-07	31 Int.	Fresh fruit.

Turkey	YOUR CHOICE	Dole Food Company, Inc.	Registered	2007/69075	26-Dec-07	2007/69075	26-Dec-07	31 Int.	Fresh fruit.

Ukraine	TROPIPAC	Dole Food Company, Inc.	Registered	M 2011 02083	14-Feb-11	152040	14-Feb-11	31 Int.	Fresh fruit.

United Arab Emirates	CABANA ON S WITH CROWN DESIGN	Dole Food Company, Inc.	Registered	5552	26-Mar-94	2657	26-Mar-94	31 Int.	Fresh fruits and vegetables

United Arab Emirates	DOLE	Dole Food Company, Inc.	Registered	5160	21-Feb-94	2469	21-Feb-94	31 Int.	Fresh fruits and vegetables.

United Arab Emirates	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5206	22-Feb-94	2345	23-Feb-94	31 Int.	Fresh fruits and vegetables.

United Arab Emirates	DOLE (in Arabic) & SUN DESIGN	Dole Food Company, Inc.	Registered	5283	1-Mar-94	2355	1-Mar-94	31 Int.	Fresh fruits and vegetables.

United Kingdom	BUD & ROSEBUD DESIGN	Bud Antle, Inc.	Registered	1394547	9-Aug-89	B1394547	9-Aug-89	31 Int.	Fresh fruits and vegetables.

United Kingdom	BUD SPECIAL & DESIGN	Bud Antle, Inc.	Registered	1494788	4-Mar-92	1494788	4-Mar-92	31 Int.	Fresh vegetables

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United Kingdom	CABANA	Standard Fruit & Steamship Co.	Registered			967236	4-Nov-70	31 Int.	Fresh bananas and fresh pineapple.

United Kingdom	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	1364406	9-Nov-88	1364406	12-Jul-91	31 Int.	Fresh fruits and vegetables; fresh fruit and vegetable products.

United Kingdom	SUN GIANT	Bud Antle, Inc.	Registered	1455531	12-Feb-91	A 1455531	12-Feb-91	31 Int.	FRESH FRUITS & FRESH VEGETABLES

United Kingdom	SUN GIANT & SUNRISE DESIGN	Bud Antle, Inc.	Registered	1500821	19-May-92	1500821	19-May-92	31 Int.	Fresh fruits and fresh vegetables

United States of America	ANCO OF CALIFORNIA	Dole Fresh Vegetables, Inc.	Registered	134427		760085	12-Nov-63	31 Int.	Fresh vegetables.

United States of America	ANYTHING FRESHER WOULD STILL BE IN THE FIELD	Dole Food Company, Inc.	Registered	78/326069	11-Nov-03	3149441	26-Sep-06	31 Int.	Fresh fruit and fresh vegetables.

United States of America	ASIAN ISLAND CRUNCH	Dole Food Company, Inc.	Pending	85/208222	30-Dec-10			29 Int.	Pre-cut vegetable salad.

United States of America	AUTUMN SPLENDOR	Dole Food Company, Inc.	Pending	85/208228	30-Dec-10			29 Int.	Pre-cut vegetable salad.

United States of America	BAJELLA	Dole Food Company, Inc.	Registered	75/228042	14-Jan-97	2243275	4-May-99	31 Int.	Fresh bananas

United States of America	BANANA-NANAS	Dole Food Company, Inc.	Registered	78/924988	7-Jul-06	3633294	2-Jun-09	31 Int.	Fresh bananas.

United States of America	BRAINBERRIES	Dole Berry Company, LLC	Registered	77/707595	6-Apr-09	3854529	28-Sep-10	31 Int.	Fresh berries, namely blueberries.

United States of America	BUD & BANDED ROSEBUD DESIGN	Bud Antle, Inc.	Registered	74/045216	2-Apr-90	1639228	26-Mar-91	31 Int.	Fresh fruits and fresh vegetables.

United States of America	BUTTER BLISS	Dole Food Company, Inc.	Registered	77/955369	10-Mar-10	3979096	14-Jun-11	29 Int.	Pre-cut vegetable salad.

United States of America	CABANA	Dole Food Company, Inc.	Registered	72/085413	16-Nov-59	704730	20-Sep-60	31 Int.	Bananas.

United States of America	CABANA	Dole Food Company, Inc.	Registered	72/324762	16-Apr-69	902697	17-Nov-70	31 Int.	Fresh fruits and fresh vegetables.

United States of America	CABANA & DESIGN	Dole Food Company, Inc.	Registered	72/096434		719735	8-Aug-61	31 Int.	Bananas.

United States of America	CALPAC & DESIGN	Dole Fresh Vegetables, Inc.	Registered	74/586067	17-Oct-94	1952676	30-Jan-96	31 Int.	Fresh fruits and vegetables.

United States of America	CARMEL VALLEY FARMS	Dole Food Company, Inc.	Pending	85/808480	20-Dec-12			31 Int.	Pre-cut vegetable salads.

United States of America	DISTINCTIVELY DOLE	Dole Food Company, Inc.	Registered	77/450868	17-Apr-08	3815036	6-Jul-10	29 Int.	Fresh-cut vegetable salad.

United States of America	DOLE	Dole Food Company, Inc.	Registered	75/684815	19-Apr-99	2314787	1-Feb-00	31 Int.	Fresh fruit and vegetables.

United States of America	DOLE & Banana Character Design	Dole Food Company, Inc.	Registered	75/486025	15-May-98	2246188	18-May-99	31 Int.	Fresh fruit, namely bananas

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	73/503369	11-Oct-84	1334608	7-May-85	31 Int.	Fresh fruit.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	73/694473	9-Nov-87	1494440	28-Jun-88	31 Int.	Fresh vegetables.

United States of America	DOLE CHERRY ALMOND BLEU	Dole Food Company, Inc.	Registered	77/945373	25-Feb-10	3946803	19-Apr-11	29 Int.	Pre-cut vegetable salad.

United States of America	DOLE D	Dole Food Company, Inc.	Pending	85/436671	30-Sep-11			29 Int.	Processed mushrooms.

United States of America	DOLE D	Dole Food Company, Inc.	Pending	85/436364	30-Sep-11			31 Int.	Fresh mushrooms.

United States of America	DOLE EXTRA VEGGIE	Dole Food Company, Inc.	Pending	85/438258	3-Oct-11			29 Int.	Pre-cut vegetable salad.

United States of America	DOLE FRESHPACK	Dole Food Company, Inc.	Registered	77/906882	7-Jan-10	4112307	13-Mar-12	31 Int.	Fresh bananas.

United States of America	DOLE PESTO CAESAR	Dole Food Company, Inc.	Pending	85/799174	10-Dec-12			29 Int.	Pre-cut vegetable salads.

United States of America	DOLE PREMIUM SELECT	Dole Food Company, Inc.	Registered	75/605611	14-Dec-98	2392196	3-Oct-00	31 Int.	Fresh fruit in Cl. 31, namely fresh pineapple

United States of America	DOLE SINGLES	Dole Food Company, Inc.	Pending	85/864221	1-Mar-13			31 Int.	Fresh vegetables.

United States of America	DOLE TROPICAL BLEND	Dole Food Company, Inc.	Registered	78/747731	4-Nov-05	3291943	11-Sep-07	31 Int.	Fresh fruit.

United States of America	ENDLESS SUMMER	Dole Food Company, Inc.	Registered	85/156251	19-Oct-10	4043227	18-Oct-11	29 Int.	Pre-cut vegetable salad.

United States of America	FRESH DISCOVERIES	Dole Food Company, Inc.	Registered	78/697867	22-Aug-05	3135540	29-Aug-06	29 Int.	Pre-cut vegetable salad; vegetable salads.

United States of America	FRESH FAVORITES	Dole Food Company, Inc.	Registered	78/697881	22-Aug-05	3183120	12-Dec-06	29 Int.	Cut vegetables; vegetable salads.

United States of America	FRESH MAKES	Dole Food Company, Inc.	Registered	77/296700	4-Oct-07	3565586	20-Jan-09	29 Int.	Pre-cut vegetable salads.

United States of America	FRESH ORGANICS DOLE and Design	Dole Food Company, Inc.	Registered	77/017237	9-Oct-06	3376920	5-Feb-08	29 Int.	Pre-cut vegetable salad.

United States of America	FRESH ORGANICS DOLE and Design	Dole Food Company, Inc.	Registered	77/027365	23-Oct-06	3595294	24-Mar-09	31 Int.	Fresh organic vegetables.

United States of America	FRESH PICKED DOLE and Design	Dole Food Company, Inc.	Registered	77/017243	9-Oct-06	3376921	5-Feb-08	31 Int.	Fresh fruits and fresh vegetables.

United States of America	FRESH TAKES	Dole Food Company, Inc.	Registered	78/697891	22-Aug-05	3395994	11-Mar-08	29 Int.	Cut vegetables; Pre-cut vegetable salad; Vegetable salads

United States of America	FULL OF YUM	Dole Food Company, Inc.	Pending	85/883631	22-Mar-13			31 Int.	Pre-cut vegetable salad.

United States of America	GREENER SELECTION	Dole Food Company, Inc.	Registered	76/441397	19-Aug-02	2752421	19-Aug-03	29 Int.	Pre-cut vegetable salad.

United States of America	GREENER SELECTION	Dole Food Company, Inc.	Registered	75/392325	18-Nov-97	2235404	23-Mar-99	31 Int.	Fresh vegetables

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	HANGIN’ WITH A COOL BUNCH	Dole Food Company, Inc.	Registered	75/710122	11-Jun-99	2332890	21-Mar-00	31 Int.	Fresh fruit, namely bananas

United States of America	HARVESTING POSSIBILITIES	Dole Food Company, Inc.	Registered	78/697896	22-Aug-05	3126581	8-Aug-06	29 Int.	Cut fruits; cut vegetables; fruit and vegetable salads; pre-cut vegetable salad; vegetable salads.

United States of America	ICEBERG BUTTER CRUNCH	Dole Food Company, Inc.	Registered	85/208242	30-Dec-10	4018682	30-Aug-11	29 Int.	Pre-cut vegetable salad.

United States of America	JUST LETTUCE	Dole Food Company, Inc.	Registered	78/087107	5-Oct-01	2622497	17-Sep-02	29 Int.	Pre-cut vegetable salad.

United States of America	KEEP RIPE PAKS	Dole Food Company, Inc.	Registered	85/032982	7-May-10	3933032	15-Mar-11	31 Int.	Fresh fruit.

United States of America	KING SIZE	ROYAL PACKING CO.	Registered	72/42609	17-Dec-57	670702	2-Dec-58	31 Int.	Fresh vegetables

United States of America	KING SIZE (STYLIZED)	ROYAL PACKING CO.	Registered	603421	22-Jul-49	571824	10-Mar-53	31 Int.	Fresh vegetables.

United States of America	MAKE EVERY DAY SHINE	Dole Food Company, Inc.	Registered	77/233036	17-Jul-07	3616728	5-May-09	31 Int.	Fresh fruits; Fresh vegetables.

United States of America	ONE CUT. ONE BITE.	Dole Food Company, Inc.	Pending	85/418212	8-Sep-11			31 Int.	Fresh vegetables.

United States of America	OUR CHOICE GREENS YOUR GREENER CHOICE	Dole Food Company, Inc.	Pending	77/629017	8-Dec-08			29 Int.	Pre-cut vegetable salad.

United States of America	OUR CHOICE GREENS YOUR GREENER CHOICE and Design	Dole Food Company, Inc.	Pending	77/629024	8-Dec-08			29 Int.	Pre-cut vegetable salad.

United States of America	PARK AVENUE (Design)	Bud Antle, Inc.	Registered	73/214477	7-May-79	1145209	30-Dec-80	31 Int.	Fresh fruit and berries

United States of America	PERFECT HARVEST	Dole Food Company, Inc.	Pending	85/208254	30-Dec-10			29 Int.	Pre-cut vegetable salad.

United States of America	PESTO CAESAR	Dole Food Company, Inc.	Pending	85/799166	10-Dec-12			29 Int.	Pre-cut vegetable salads.

United States of America	PRECISION PACK	Dole Fresh Vegetables, Inc.	Registered	78/445700	2-Jul-04	2989684	30-Aug-05	31 Int.	Fresh vegetables.

United States of America	RESTAURANT READY	Dole Fresh Vegetables, Inc.	Registered	77/296690	4-Oct-07	3796101	1-Jun-10	31 Int.	Fresh vegetables.

United States of America	RICK	Dole Fresh Vegetables, Inc.	Registered	72/037555	20-Sep-57	667179	16-Sep-58	31 Int.	Fresh vegetables

United States of America	ROYAL HAWAIIAN	Dole Food Company, Inc.	Registered	72/208036		803190	1-Feb-66	31 Int.	Fresh fruit.

United States of America	SALAD GUIDE	Dole Food Company, Inc.	Registered	77/778796	10-Jul-09	3854704	28-Sep-10	29 Int.	Pre-cut vegetable salad.

United States of America	SALADACIOUS	Dole Food Company, Inc.	Pending	85/434804	28-Sep-11			29 Int.	Pre-cut vegetable salad.

United States of America	SALADICIOUS	Dole Food Company, Inc.	Pending	85/434807	28-Sep-11			31 Int.	Pre-cut vegetable salad.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY COUNTRY OUTSIDE OF ASIA PLUS AUSTRALIA/NEW ZEALAND

AND THAT EXCLUSIVELY RELATE TO FRESH PRODUCTS PER 11.21(A)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	SALADISTA	Dole Food Company, Inc.	Pending	85/434799	28-Sep-11			29 Int.	Pre-cut vegetable salad.

United States of America	SALADTUDE	Dole Food Company, Inc.	Pending	85/434794	28-Sep-11			29 Int.	Pre-cut vegetable salad.

United States of America	SAVVY SALAD	Dole Food Company, Inc.	Pending	85/808477	20-Dec-12			31 Int.	Pre-cut vegetable salads.

United States of America	SELECTIONS OF THE SEASON	Dole Food Company, Inc.	Pending	85/208279	30-Dec-10			29 Int.	Pre-cut vegetable salad.

United States of America	SPRING FLING	Dole Food Company, Inc.	Pending	85/208262	30-Dec-10			29 Int.	Pre-cut vegetable salad.

United States of America	STRAW BABIES	Dole Berry Company, LLC	Registered	78/460933	3-Aug-04	3086521	25-Apr-06	31 Int.	Produce; namely fresh strawberries.

United States of America	SUN GIANT & SUNRISE DESIGN	Bud Antle, Inc.	Registered	78/218909	25-Feb-03	2871529	10-Aug-04	31 Int.	Fresh fruits and fresh vegetables.

United States of America	SUNNYRIDGE	Sunnyridge Farm, Inc.	Pending	85/666081	29-Jun-12			31 Int.	Fresh fruit.

United States of America	SWEET N’ RIPE	Dole Food Company, Inc.	Registered	75/379233	24-Oct-97	2203984	17-Nov-98	31 Int.	Fresh fruits, namely deciduous stone fruit.

United States of America	TENDER HEARTS	Dole Food Company, Inc.	Pending	85/829572	21-Jan-13			31 Int.	Fresh vegetables.

United States of America	TROPICAL GOLD	Dole Fresh Fruit Company	Registered	73/359810	14-Apr-82	1265895	31-Jan-84	31 Int.	Fresh pineapple and papaya delivered directly to retail customers in airports.

United States of America	TROPICAL GOLD	Dole Fresh Fruit Company	Registered	78/084628	19-Sep-01	2757489	26-Aug-03	31 Int.	Fresh fruits.

United States of America	VERY VEGGIE	Dole Food Company, Inc.	Registered	75/914480	9-Feb-00	2669647	31-Dec-02	29 Int.	Pre-cut vegetable salad.

United States of America	VERY VEGGIE	Dole Food Company, Inc.	Registered	77/065653	14-Dec-06	3371575	22-Jan-08	29 Int.	Pre-cut vegetable salads.

United States of America	WINTER JUBILEE	Dole Food Company, Inc.	Pending	85/208272	30-Dec-10			29 Int.	Pre-cut vegetable salad.

United States of America	YOUR CHOICE	Dole Food Company, Inc.	Registered	75/938936	9-Mar-00	2948274	10-May-05	31 Int.	Fresh fruits.

Venda	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	2009/06241	2-Apr-09			31 Int.	Fresh fruits and fresh vegetables.

Venezuela	DUCOR KING (DESIGN)	Bud Antle, Inc.	Registered	7577	9-Jul-83	110089-F	10-Sep-84	31 Int.	Fresh fruits.

Venezuela	PARK AVENUE (Stylized)	Bud Antle, Inc.	Registered	7578	9-Jul-83	110088-F	10-Sep-84	31 Int.	Fresh fruits and berries.

Yemen, Republic of	CABANA ON RED S W/CROWN	Dole Food Company, Inc.	Registered	1660	8-Apr-85	2311	23-Sep-93	31 Int.	Fresh fruit and fresh vegetables

Yemen, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	46466	30-Dec-08	36306	30-Dec-08	31 Int.	Fresh fruits and fresh vegetables.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO NON-EXCLUSIVE LICENSED PACKAGED PRODUCTS PER 11.21(B)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Mexico	DOLE	Dole Food Company, Inc.	Registered	1160005	3-Mar-11	1230311	2-Mar-11	25 Int.	T-shirts, sweatshirts, sweatpants, hats, cooking aprons

United States of America	J. D. DOLE (SIGNATURE)	Dole Food Company, Inc.	Registered	73/774348	12-Jan-89	1566074	14-Nov-89	25 Int.	T-Shirts

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Argentina	DOLE	Renaissance Capital Corp.	Registered	2546651	8-Aug-90	2332551	2-Dec-09	30 Int.	Sugar.

Armenia	DOLE	Dole Food Company, Inc.	Registered	235	4-Mar-09	16331	4-Mar-09	35 Int.	Advertising; business management; business administration; office functions, excluding trade.

Armenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	234	4-Mar-09	16330	4-Mar-09	35 Int.	Advertising; business management; business administration; office functions, excluding trade.

Armenia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	236	4-Mar-09	16332	4-Mar-09	35 Int.	Advertising; business management; business administration; office functions, excluding trade.

Barbados	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	81/677		81/677	7-Oct-86	30 Int.	Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee, treacle, yeast, baking powder, salt, mustard, vinegar, sauces.

Canada	DOLE	Dole Food Company, Inc.	Pending	1517631	3-Mar-11			06 Int., 07 Int., 08 Int., 09 Int., 11 Int., 16 Int., 21 Int., 24 Int., 25 Int., 27 Int.	metal storage containers ; blenders, food processors, ice cream makers, juicers, kitchen mixers, thermometers, mixers, smoothie makers, yogurt makers ; choppers, cutlery ; measuring cups; grills ; plastic storage bags ; household or kitchen utensils and containers; cutlery; colanders; cookware; bakeware; cutting boards; grill tools; hand mixers; mixing bowls; salad spinners; cups; mugs; glassware ; bath and shower curtains, cooking gloves, kitchen and bath textiles, towels ; t-shirts, sweatshirts, sweatpants, hats, cooking aprons ; kitchen and bath floor mats

Canada	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	1517634	3-Mar-11			06 Int., 07 Int., 08 Int., 09 Int., 11 Int., 16 Int., 21 Int., 24 Int., 25 Int., 27 Int.	1) Metal storage containers; blenders, food processors, ice cream makers, juicers, kitchen mixers, thermometers, mixers, smoothie makers, yogurt makers; choppers, cutlery; measuring cups; grills; plastic storage bags; household or kitchen utensils and containers; cutlery; colanders; cookware; bakeware; cutting boards; grill tools; hand mixers; mixing bowls; salad spinners; cups; mugs; glassware; bath and shower curtains, cooking gloves, kitchen and bath textiles, towels; t-shirts, sweatshirts, sweatpants, hats, cooking aprons; kitchen and bath floor mats.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Canada	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	1517632	3-Mar-11			06 Int., 07 Int., 08 Int., 09 Int., 11 Int., 16 Int., 21 Int., 24 Int., 25 Int., 27 Int.	1) Metal storage containers; blenders, food processors, ice cream makers, juicers, kitchen mixers, thermometers, mixers, smoothie makers, yogurt makers; choppers, cutlery; measuring cups; grills; plastic storage bags; household or kitchen utensils and containers; cutlery; colanders; cookware; bakeware; cutting boards; grill tools; hand mixers; mixing bowls; salad spinners; cups; mugs; glassware; bath and shower curtains, cooking gloves, kitchen and bath textiles, towels; t-shirts, sweatshirts, sweatpants, hats, cooking aprons; kitchen and bath floor mats.

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Pending	10293707	12-Dec-11			11 Int.	Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	10293706	12-Dec-11			11 Int.	Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

Dominican Republic	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			39266	30-Aug-85	30 Int.	Bread, noodles, pastry, candies, chocolates, cocoas, sugars, honeys, sweets and flours.

European Community	DOLE	Dole Food Company, Inc.	Pending	10486074	12-Dec-11			11 Int.	Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

European Community	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	10485977	12-Dec-11			11 Int.	Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

European Community	DOLE WELLNESS METHOD	Dole Food Company, Inc.	Registered	6161699	2-Aug-07	6161699	2-Aug-07	16 Int., 35 Int., 41 Int.	(16) Teaching materials or instruction (except apparatus); posters; albums; cards; books; newspapers; prospectuses; pamphlets; calendars. (35) Advertising; direct mail advertising (leaflets, prospectuses, printed matter, samples). Management of computer files. Organisation of exhibitions for commercial purposes or published mentioned. Advertising in telephone line on data processing network. Rental of time advertising on all means of communication; publications of publicity texts; rental of advertising space; dissemination of advertising matter; relations public. (41) Teaching; training; entertainment; sports activities and cultural. Information in subject of entertainment or education. Video tape film production. Organisation of competitions (education or entertainment). Organization and conference management, conferences or congresses. Organisation of exhibitions for cultural purposes or educational. Service of game suggested on line (data processing networks).

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

European Community	THE WELLNESS METHOD	Dole Food Company, Inc.	Registered	5705141	21-Feb-07	5705141	21-Feb-07	03 Int., 14 Int., 16 Int., 25 Int., 35 Int., 41 Int.	(03) Bleaching preparations and other substances for laundry wuse; cleaning, polishing scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.; (14) Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments.; (16) Teaching materials or instruction (except apparatus); posters; albums; cards; books; newspapers; prospectuses; pamphlets; calendars.; (25) Clothing, footwear, headgear.; (35) Advertising; direct mail advertising (leaflets, prospectuses, printed matter, samples). Management of computer files. Organisation of exhibitions for commercial purposes or published mentioned. Advertising in telephone line on data processing network. Rental of time advertising on all means of communication; publications of publicity texts; rental of advertising space; dissemination of advertising matter; relations public.; (41) Teaching; training; entertainment; sports activities and cultural. Information in subject of entertainment or education. Video tape film production. Organisation of competitions (education or entertainment). Organization and conference management, conferences or congresses. Organisation of exhibitions for cultural purposes or educational. Service of game suggested on line (data processing networks).

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

France	THE WELLNESS METHOD	Dole Food Company, Inc.	Registered	06 3432522	2-Jun-06	06 3432522	2-Jun-06	16 Int., 35 Int., 41 Int.	(16) Teaching materials or instruction (except apparatus); posters; albums; cards; books; newspapers; prospectuses; pamphlets; calendars.; (35) Advertising; direct mail advertising (leaflets, prospectuses, printed matter, samples). Management of computer files. Organisation of exhibitions for commercial purposes or published mentioned. Advertising in telephone line on data processing network. Rental of time advertising on all means of communication; publications of publicity texts; rental of advertising space; dissemination of advertising matter; relations public.; (41) Teaching; training; entertainment; sports activities and cultural. Information in subject of entertainment or education. Video tape film production. Organisation of competitions (education or entertainment). Organization and conference management, conferences or congresses. Organisation of exhibitions for cultural purposes or educational. Service of game suggested on line (data processing networks).

Italy	MAESTRI DELLA FRUTTA	Dole Italia S.p.A.	Pending	MO2013C000196	11-Mar-13			35 Int.	Advertising; business management; business administration; office functions

Japan	DOLE	Dole Food Company, Inc.	Pending	2011-72474	11-Oct-11			02 Int., 03 Int., 16 Int.	Paints; Soaps, shampoos, perfumery, essential oils, bath oil, body oils, cosmetics, hair lotions, body lotions, tooth paste; Toilet paper

Japan	DOLE	Dole Food Company, Inc.	Pending	2011-91239	19-Dec-12			07 Int., 11 Int.	Food mixing machines for commercial use; electric food blenders for household purposes; electric smoothie blenders; electric smoothie blenders for household purposes; smoothie making machines; electric smoothie making machines for household purposes; fruit presses for commercial use; fruit presses, electric, for household purposes; ice cream making machines; electric ice cream making machines for household purposes.; Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	2011-72471	11-Oct-11			02 Int., 03 Int., 16 Int.	Paints; Soaps, shampoos, perfumery, essential oils, bath oil, body oils, cosmetics, hair lotions, body lotions, tooth paste; Toilet paper

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2-111872	5-Oct-90	2548592	30-Jun-93	06 Int., 08 Int., 14 Int., 20 Int., 21 Int.	(06) Metal nameplates and door nameplates;; (08) Can openers, spoons, cutlery;; (14) Tableware of precious metal; nutcrackers, pepperpots, napkin holders, napkin rings, trays and toothpick holders of precious metal; coasters of precious metal; (16) Coasters for paper;; (20) Drinking straws, trays (not of metal), nameplates and door nameplates (not of metal), hand-held flat fans, hand-held folding fans, shopping baskets;; (21) Tableware (not of precious metal); portable coldboxes (non-electric), food preserving jars of glass, drinking flasks (for travelers), vacuum bottles (insulated flasks), ice pails, trays (not of precious metal), pepperpots (not of precious metal), toothpick holders (not of precious metal), colanders, Japanese style personal dining trays or stands, bottle openers, cooking graters, tart scoops, pan-mats, chopsticks, chopstick cases, chopping boards for kitchen use, lemon squeezers, flower pots, watering cans, piggy banks (not of metal), coasters (not of precious metal, paper, or cloth).

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	2011-91240	19-Dec-11			07 Int., 11 Int.	Food mixing machines for commercial use; electric food blenders for household purposes; electric smoothie blenders; electric smoothie blenders for household purposes; smoothie making machines; electric smoothie making machines for household purposes; fruit presses for commercial use; fruit presses, electric, for household purposes; ice cream making machines; electric ice cream making machines for household purposes.; Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	111873/1990	5-Oct-90	2521895	31-Mar-93	08 Int., 14 Int., 18 Int., 26 Int.	(08) Shaving cases (not filled), pedicure sets and manicure sets;; (14) Personal ornaments, purses and wallets of precious metal, powder compacts of precious metal, semi-wrought precious stones and their imitations;; (18) Bags and the like, pouches and the like; (21) Cosmetic and toilet utensils (other than electric toothbrushes);; (26) Buttons and the like, insignias for wear (not of precious metal), badges for wear (not of precious metal); buckles for clothing, brooches for clothing, special sash clips for obi, ornamental stickers for front jackets, hair ornaments, and artificial flowers (other than “artificial garlands/wreaths”).

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2-111874	5-Oct-90	2626760	28-Feb-94	09 Int., 15 Int., 28 Int.	(09) Consumer video games, CD-ROMs recorded with programs for hand-held games with liquid crystal displays, consumer computer games;; (15) Musical instruments and musical performance auxiliary instruments;; (28) Toys, dolls, go games, shogi games (Japanese chess), sugoroku (Japanese dice game), diamond games, chess games, checkers, ma-jong, game machines and apparatus, sports equipment.

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	111875/1990	5-Oct-90	2521896	31-Mar-93	16 Int.	Paper and cardboard and stationery and study materials.

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2-111876		4099530	9-Jan-98	16 Int.	Printed matter (excluding that belonging to stationery) ;

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5-83887	5-Oct-90	2705061	31-Mar-95	16 Int., 20 Int.	(16) Calligraphy and paintings photographs, and photograph stands;; (20) Picture frames, plaster sculptures, plastic sculptures, and wooden sculptures. (Original goods: Writings & paintings, sculptures, photographs, and their accessories )

Korea, Republic of	DOLE	Dole Food Company, Inc.	Pending	not yet assigned	9-Dec-11			11 Int.	Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

Korea, Republic of	DOLE	Dole Food Company, Inc.	Registered	41-2008-17420	25-Jun-08	41-184325	28-Apr-09	43 Int.	Restaurant services.

Korea, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	not yet assigned	9-Dec-11			11 Int.	Frozen dessert dispenser, yogurt maker, smoothie maker, ice cream maker.

Korea, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	41-2008-17421	25-Jun-08	41-184326	28-Apr-09	43 Int.	Restaurant services.

Korea, Republic of	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	not yet assigned	10-Jul-12			43 Int.	Restaurant services.

Korea, Republic of	DOLE PLANTATION	Dole Food Company, Inc.	Pending	not yet assigned	10-Jul-12			43 Int.	Restaurant services.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Malaysia	DOLE	Dole Food Company, Inc.	Pending	2011020561	21-Nov-11			35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services; services ancilliary and related to the aforegoing.

Malaysia	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	2011020562	21-Nov-11			35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services; services ancilliary and related to the aforegoing.

Mexico	DOLE	Dole Food Company, Inc.	Registered	1159993	3-Mar-11	1229719	3-Mar-11	06 Int.	Metal storage containers

Mexico	DOLE	Dole Food Company, Inc.	Registered	1159994	3-Mar-11	1225321	3-Mar-11	07 Int.	Blenders, food processors, ice cream makers, juicers, kitchen mixers, thermometers, mixers, smoothie makers, yogurt makers

Mexico	DOLE	Dole Food Company, Inc.	Registered	1159996	3-Mar-11	1229721	3-Mar-11	08 Int.	Choppers, cutlery

Mexico	DOLE	Dole Food Company, Inc.	Registered	1159998	3-Mar-11	1231844	3-Mar-11	09 Int.	Measuring cups.

Mexico	DOLE	Dole Food Company, Inc.	Registered	1159999	3-Mar-11	1229723	3-Mar-11	11 Int.	Grills

Mexico	DOLE	Dole Food Company, Inc.	Registered	1160000	3-Mar-11	1233026	3-Mar-11	16 Int.	plastic storage bags

Mexico	DOLE	Dole Food Company, Inc.	Registered	1160002	3-Mar-11	1225322	3-Mar-11	21 Int.	Household or kitchen utensils and containers; cutlery; colanders; cookware; bakeware; cutting boards; grill tools; hand mixers; mixing bowls; salad spinners; cups; mugs; glassware

Mexico	DOLE	Dole Food Company, Inc.	Registered	1160003	3-Mar-11	1233027	3-Mar-11	24 Int.	Bath and shower curtains, cooking gloves, kitchen and bath textiles, towels

Mexico	DOLE	Dole Food Company, Inc.	Registered	1160006	3-Mar-11	1226055	3-Nov-11	27 Int.	Kitchen and bath floor mats

Moldova	DOLE	Dole Food Company, Inc.	Registered	25191	27-Mar-09	19916	27-Mar-09	35 Int.	Advertising; business management; business administration; office functions.

Moldova	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	25186	27-Mar-09	19915	27-Mar-09	35 Int.	Advertising; business management; business administration; office functions.

Mozambique	DOLE	Dole Food Company, Inc.	Registered	6724	27-Dec-02	6724	27-Dec-02	35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services; services ancillary and related to the aforegoing.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

Mozambique	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	5494	14-Sep-01	5494/2001	14-Sep-01	35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services; services ancillary and related to the aforegoing.

Paraguay	DOLE	Dole Food Company, Inc.	Registered			148489	30-Jul-41	33 Int.	Wines, spirits, liqueuers and all goods in class 33.

South Africa	DOLE	Dole Food Company, Inc.	Registered	2000/24243	7-Dec-00	2000/24243	7-Dec-00	35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services; services ancilliary and related to the aforegoing.

South Africa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/24242	7-Dec-00	2000/24242	7-Dec-00	35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services; services ancilliary and related to the aforegoing.

South Africa	EVENING PEARL	Dole South Africa (Pty) Ltd	Pending	2008/06624	26-Mar-08			35 Int.	Advertising; business management; business administration; office functions.

Thailand	DOLE	Dole Food Company, Inc.	Registered	428734	26-Aug-70	Kor127415	26-Aug-70	05 Int.	Food for babies and invalids, dietetic foods for weight control and edible plant fibers (non-nutritive)

Trinidad and Tobago	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	19960	3-Jul-91			32 Int.	MINERAL AND AERATED WATERS, NATURAL AND ARTIFICIAL, INCLUDING GINGER BEER;

Turkey	DOLE	Dole Food Company, Inc.	Registered	2004/37360	12-Nov-04	2004/37360	12-Nov-04	31 Int.	(31) Fresh flowers, cut flowers and live plants;

Turkey	DOLE	Dole Food Company, Inc.	Pending	2007/34141	21-Jun-07			31 Int.	Fresh flowers, cut flowers and live plants

United States of America	BANANIMAL	Dole Food Company, Inc.	Registered	73/620161	8-Sep-86	1437441	21-Apr-87	28 Int.	Stuffed animals

United States of America	BANAPUP	Dole Food Company, Inc.	Registered	77/252968	10-Aug-07	3398308	18-Mar-08	28 Int.	Stuffed toy animals

United States of America	COFFEE PLANTATION & SUNRISE DESIGN	Dole Food Company, Inc.	Registered	77/690978	13-Mar-09	3689206	29-Sep-09	30 Int.	Coffee, roasted coffee beans, ground coffee beans.

United States of America	DEVIZE	Dole Food Company, Inc.	Registered	78/810341	18-Feb-06	3327286	30-Oct-07	16 Int.	Cardboard containers.

United States of America	DOLE	Dole Food Company, Inc.	Registered	77/746007	27-May-09	3728201	22-Dec-09	09 Int.	Digital media, namely, pre-recorded video cassettes, digital video discs, digital versatile discs, downloadable audio and video recordings, DVDs, and high definition digital discs featuring music, nutrition information, and recipes.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	DOLE	Dole Food Company, Inc.	Pending	85/426804	20-Sep-11			11 Int.	Frozen dessert dispenser

United States of America	DOLE	Dole Food Company, Inc.	Registered	77/773377	2-Jul-09	3728394	22-Dec-09	41 Int.	Production of DVDs, videotapes and television programs featuring health and nutrition topics.

United States of America	DOLE	Dole Food Company, Inc.	Registered	74/012740	19-Dec-89	1653357	6-Aug-91	42 Int.	Restaurant and cafeteria services

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	85/256260	2-Mar-11			06 Int.	General purpose metal storage containers.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	85/256279	2-Mar-11			07 Int.	Electric food blenders; electric food processors; electric juicers; electric mixers for household purposes

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	85/256300	2-Mar-11			08 Int.	Cutlery; hand-operated choppers

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	77/746007	29-Jun-09			09 Int.	Digital media, namely, pre-recorded video cassettes, digital video discs, digital versatile discs, downloadable audio and video recordings, DVDs, and high definition digital discs featuring music, nutrition information, and recipes.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	77/770690	29-Jun-09	3728390	22-Dec-09	09 Int.	Digital media, namely, pre-recorded video cassettes, digital video discs, digital versatile discs, downloadable audio and video recordings, DVDs, and high definition digital discs featuring music, nutrition information, and recipes.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	85/256292	2-Mar-11			11 Int.	Barbecues and grills; electric yogurt makers

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	85/426837	20-Sep-11			11 Int.	Frozen dessert dispenser.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	73/769326	14-Dec-88	1586683	13-Mar-90	16 Int., 21 Int., 25 Int., 28 Int.	(16) Pens and pencils;; (21) Acrylic, ceramic and glass mugs; (25) Clothing, namely, T-shirts, shorts, sweatshirts, sweatpants, pants, blouses, jackets; children’s dresses, shorts and skirts; headwear, namely, caps, golf gloves and visors;; (28) Sports equipment, namely, yo-yos, flying discs, golf markers, golf tees, golf balls.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	77/772880	1-Jul-09	3728392	22-Dec-09	18 Int.	All purpose sport bags; General purpose bags for carrying yoga equipment.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	77/773442	2-Jul-09			20 Int.	Nap sacks [light sleeping bags]; sleeping bags.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	77/775074	6-Jul-09			24 Int.	Bed blankets; bed linen; bed sheets; bed spreads; bed throws; blanket throws; children’s blankets; comforters; lap blankets; pillow cases; pillow covers; pillowcases.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	85/259762	7-Mar-11			27 Int.	Anti-fatigue floor mat; Bath mats; Floor mats.

United States of America	DOLE D	Dole Food Company, Inc.	Pending	85/436699	30-Sep-11			01 Int.	Growing media for plants.

United States of America	EZ SLIP	Dole Food Company, Inc.	Registered	78/026806	20-Sep-00	2602882	30-Jul-02	16 Int.	Packaging materials consisting of cardboard outer container with an inner plastic liner.

United States of America	MIX IT UP WITH DOLE	Dole Food Company, Inc.	Registered	85/106013	12-Aug-10	3971993	31-May-11	09 Int.	Downloadable software in the nature of a mobile application for connecting to a remote database comprising content including product information, recipes, events and offers related to food and food shopping.

United States of America	PINEANIMAL	Dole Food Company, Inc.	Registered	77/252972	10-Aug-07	3398309	18-Mar-08	28 Int.	Stuffed toy animals.

United States of America	PINEOSAURUS	Dole Food Company, Inc.	Registered	77/252974	10-Aug-07	3398310	18-Mar-08	28 Int.	Stuffed toy animals.

United States of America	ROTARIBOX	Dole Food Company, Inc.	Registered	78/810339	18-Feb-06	3332022	6-Nov-07	16 Int.	Cardboard containers.

United States of America	THE DOLE CANNERY	Dole Food Company, Inc.	Registered	75/215538	19-Dec-96	2185387	1-Sep-98	35 Int., 36 Int.	(35) Dissemination of advertising matter, rental of advertising space & business management & consultation;; (36) Real estate & property management services for retail stores and business tenants.

Viet Nam	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	N-5548/93	21-Oct-93	13005	21-Oct-93	42 Int.	Providing of food and drink; veterinary and agricultural services, scientific and industrial research; service that cannot be placed in other classes.

Zimbabwe	DOLE	Dole Food Company, Inc.	Registered	882/2001	17-Aug-01	882/2001	17-Aug-01	35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services ancillary and related to the aforegoing.

Zimbabwe	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			887/2001	17-Aug-01	35 Int.	Retail, wholesale, selling, marketing, merchandising, distribution, import and export services; mail order services; advertising services; business administration and management consultancy services; franchising services; services ancillary and related to the aforegoing.

Canada	FRESH MAKES	Dole Food Company, Inc.	Registered	1321433	24-Oct-06	TMA751909	3-Nov-09	29 Int.	Pre-packaged dinners consisting primarily of cut vegetables, pasta or rice, and sauce or soup mix.

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered	8839307		359740	30-Aug-89	29 Int.	Edible oils

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARKS

TRADEMARKS THAT ARISE UNDER THE LAWS OF ANY JURISDICTION ANYWHERE IN THE WORLD

AND EXCLUSIVELY RELATE TO OTHER PRODUCTS NOT SUBSUMED WITHIN THE DEFINITION OF FRESH PRODUCTS OR PACKAGED PRODUCTS PER 11.21(C)

Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered	8839306		363051	30-Sep-89	30 Int.	Sugar, confectionery, honey, pastries, refreshments, soft dessert mix

China (People’s Republic)	DOLE	Dole Food Company, Inc.	Registered			384272	30-Aug-89	30 Int.	Sauce, soy sauce, sugar, monosodium glutamate

China (People’s Republic)	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	8839295		359739	30-Aug-89	29 Int.	EDIBLE OILS, SOY SAUCE, SAUCES, VINEGAR, GOURMET POWDER

China (People’s Republic)	DOLE & Sun Design	Dole Food Company, Inc.	Registered			384271	30-Aug-89	30 Int.	Sauce, soy sauce, sugar, monosodium glutamate

China (People’s Republic)	DOLE in Simplified Chinese Characters (DU LE)	Dole Food Company, Inc.	Pending	11078238	15-Jun-12			30 Int.	Puff pastry.

China (People’s Republic)	DOLE in Chinese Characters (DU LE) & Circle Design	Dole Food Company, Inc.	Registered	502136	6-Dec-88	502136	30-Oct-99	32 Int.	Soya bean milk.

Japan	DOLE	Dole Food Company, Inc.	Pending	073624/2011	14-Oct-11			30 Int.	Tea, coffee, cocoa, rice; cereals; vinegar, sauces (condiments); spices.

Japan	DOLE	Dole Food Company, Inc.	Registered	2005-91010	29-Sep-05	4964181	23-Jun-06	31 Int.	Natural flowers, trees, grasses, seedlings and saplings.

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	15719/1989	15-Feb-89	4083694	21-Nov-97	29 Int., 30 Int	Seasonings, spices, edible oils and fats.; ;

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	073625/2011	14-Oct-11			30 Int.	Tea, coffee, cocoa, rice; cereals; vinegar, sauces (condiments); spices.

Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2005-91011	29-Sep-05	4964182	23-Jun-06	31 Int.	Natural flowers, trees, grasses, seedlings and saplings.

Japan	DOLE (IN KATAKANA)	Dole Food Company, Inc.	Registered	60-024903	15-Mar-85	2436611	31-Jul-92	30 Int.	Confectionary and bread/buns.

Japan	DOLEWHIP & DESIGN	Dole Food Company, Inc.	Registered	145045/1989	21-Dec-89	2580519	30-Sep-93	30 Int.	Confectionery; and bread and buns.

Thailand	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	289537	19-Jul-95	Kor88435	19-Jul-95	32 Int.	Aloe vera, concentrates, ginger beer

Thailand	DOLE & SUN DESIGN (in English & Thai)	Dole Food Company, Inc.	Registered	309336	5-Jun-96	Kor62389	5-Jun-96	32 Int.	Aloe vera, concentrates, ginger beer.

China (People’s Republic)	DOLE (DU LE) & SUN DESIGN (SIMPLIFIED)	Dole Food Company, Inc.	Pending	11036075	7-Jun-12			30 Int.	Puff pastry.

United States of America	DOLE & SUN DESIGN	Dole Food Company, Inc.	Pending	85/978447	2-Mar-11			07 Int.	Electric food processors.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARK

TRADEMARKS THAT EXCLUSIVELY RELATE TO ANY REGISTRATION

THAT INCLUDES ANY COMBINATION OF CLAUSE (A), (B) OR (C) PER 11.21(D)

Case No.	Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

0070241	Austria	BUD	Dole FF Europe, Ltd. & Co.	Registered		14-Oct-70	IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0260808	Barbados	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	81/675		81/675	7-Oct-86	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes, living animals, fresh fruits and vegetables.

0381741	Canada	DISTINCTIVELY DOLE	Dole Food Company, Inc.	Registered	132052	18-Apr-08	TMA735877	6-Mar-09	29 Int.	Fresh-cut vegetable salad, salad toppings.

0381334	European Community	DOLE BANINI SURPRISE	Dole Food Company, Inc.	Registered	2433530	31-Oct-01	2433530	31-Oct-01	28 Int., 31 Int.	(28) Games and playthings.; (31) Fresh fruits and vegetables.

0071841	France	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0072441	Germany	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0381290	Germany	DOLE BANINI SURPRISE	Dole Food Company, Inc.	Registered	30083034	9-Nov-00	30083034	9-Nov-00	28 Int., 31 Int.	Toys; Fresh fruits;

0073641	Hungary	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0074241	Italy	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0382425	Italy	MAESTRI DELLA FRUTTA	Dole Italia S.p.A.	Registered	MO2012C000631	12-Sep-12	MO2012C000631	12-Sep-12	29 Int., 31 Int.	(29) Meat, fish, poultry and game; meat extracts; preserved, dried and cooked fruits and vegetables; jellies, jams, fruit sauces; eggs, milk and milk products; edible oils and fats. (31) Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0335500	Japan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	111871/1990	5-Oct-90	2524674	28-Apr-93	24 Int., 25 Int.	(24) Bedding, including bedsheets, futon and quilts, futon and quilt cases, blankets, pillowcases (pillow slips);; (25) Clothing.

0074841	Liechtenstein	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARK

TRADEMARKS THAT EXCLUSIVELY RELATE TO ANY REGISTRATION

THAT INCLUDES ANY COMBINATION OF CLAUSE (A), (B) OR (C) PER 11.21(D)

Case No.	Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

0075441	Morocco	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0381402	Mozambique	DOLE	Dole Food Company, Inc.	Registered	5493	14-Sep-01	5493/2001	14-Sep-01	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0381397	Mozambique	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	6722	27-Dec-02	6722	27-Dec-02	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0374300	Panama	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	64592	20-Jan-93	64592	17-Jun-94	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0381851	Peru	DOLE & SUN DESIGN	Renaissance Capital Corp.	Registered	367120	11-Sep-08	367120	20-Mar-09	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0381764	Russian Federation	DOLE	Dole Food Company, Inc.	Registered	2007740400	21-Dec-07	383040	21-Dec-07	31 Int.	Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants.

0381509	Russian Federation	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2005706494	24-Mar-05	311460	24-Mar-05	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0077741	Serbia (Old Code)	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0381998	South Africa	ALPHA RED	Dole South Africa (Pty) Ltd	Pending	2007/19720	31-Aug-07			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0382007	South Africa	CERISE	Dole South Africa (Pty) Ltd	Pending	2008/17406	29-Jul-08			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0381999	South Africa	CERISE SEEDLESS	Dole South Africa (Pty) Ltd	Pending	2007/19721	31-Aug-07			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARK

TRADEMARKS THAT EXCLUSIVELY RELATE TO ANY REGISTRATION

THAT INCLUDES ANY COMBINATION OF CLAUSE (A), (B) OR (C) PER 11.21(D)

Case No.	Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

0382002	South Africa	DESERT SEEDLESS	Dole South Africa (Pty) Ltd	Pending	2007/19722	31-Aug-07			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0381479	South Africa	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2000/24240	7-Dec-00	2000/24240	7-Dec-00	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0382005	South Africa	EVENING PEARL	Dole South Africa (Pty) Ltd	Pending	2008/06623	26-Mar-08			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0382000	South Africa	ICE SEEDLESS	Dole South Africa (Pty) Ltd	Pending	2007/19724	31-Aug-07			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0382001	South Africa	MOON BALLS	Dole South Africa (Pty) Ltd	Pending	2007/19725	31-Aug-07			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; living animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

0076041	Spain	BUD	Dole FF Europe, Ltd. & Co.	Registered		14-Oct-70	IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0381710	Sudan	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	37929	24-Sep-07	37929	24-Sep-07	31 Int.	Fresh fruit, fresh vegetables; fresh flowers, cut flowers and live plants.

0076441	Switzerland	BUD	Dole FF Europe, Ltd. & Co.	Registered			IR 372088	14-Oct-70	07 Int., 16 Int., 17 Int., 31 Int.	(7) Packaging machinery and parts thereof;; (16) Packaging materials of paper and cardboard;; (17) Plastic packaging materials;; (31) Fresh fruits and vegetables

0381487	Turkey	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	2004/37359	12-Nov-04	2004/37359	12-Nov-04	31 Int.	(31) Fresh fruit; fresh vegetables; fresh flowers, cut flowers and live plants;

0381197	United States of America	BOBBY BANANA	Dole Food Company, Inc.	Registered	75/691884	27-Apr-99	2349922	16-May-00	28 Int., 31 Int.	(28) stuffed toy banana; (31) Fresh fruit, namely bananas

0381200	United States of America	CRANSTON CRANBERRY	Dole Food Company, Inc.	Registered	75/710121	11-Jun-99	2523157	25-Dec-01	28 Int., 31 Int.	(28) Stuffed toy cranberry; (31) fresh fruits, namely cranberries.

0382447	United States of America	DOLE SALAD COMPANIONS	Dole Food Company, Inc.	Pending	85/883676	22-Mar-13			29 Int.	(29) Bacon bits; Cheese; Pre-cut vegetable salad; Prepared nuts; Preserved, dried and cooked fruit and vegetables; Processed edible seeds; Sour cream. (30) Croutons; Noodles; Salad dressing; Salsa

0382448	United States of America	DOLE SALAD INSPIRATIONS	Dole Food Company, Inc.	Pending	85/883707	22-Mar-13			29 Int., 30 Int.	(29) Bacon bits; Cheese; Pre-cut vegetable salad; Prepared nuts; Preserved, dried and cooked fruit and vegetables; Processed edible seeds; Sour cream. (30) Croutons; Noodles; Salad dressing; Salsa

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

RETAINED TRADEMARK

TRADEMARKS THAT EXCLUSIVELY RELATE TO ANY REGISTRATION

THAT INCLUDES ANY COMBINATION OF CLAUSE (A), (B) OR (C) PER 11.21(D)

Case No.	Country Name	Trademark Name	Owner Name	Status	Appl. No.	Filing Date	RegNumber	RegDate	Class	Goods

0381198	United States of America	PINELLOPY PINEAPPLE (STYLIZED)	Dole Food Company, Inc.	Registered	75/682257	13-Apr-99	2384217	5-Sep-00	28 Int., 31 Int.	(28) Stuffed toy pineapple.; (31) Fresh fruit, namely, fresh pineapple.

0376500	Viet Nam	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered	13466	25-May-93	11251	10-Mar-94	06 Int., 20 Int., 25 Int.	(06) Key chains;; (20) Furniture, mirrors, picture frames, article not included in other classes made from acrylics, including cups and mugs;; (25) Clothing, including t-shirts and sweatshirts and headwear.

0381337	Zimbabwe	DOLE	Dole Food Company, Inc.	Pending	880/2001	17-Aug-01			31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers, foodstuffs for animals, malt.

0381389	Zimbabwe	DOLE & SUN DESIGN	Dole Food Company, Inc.	Registered			885/2001	17-Aug-01	31 Int.	Agricultural, horticultural and forestry products and grains not included in other classes; live animals; fresh fruits and vegetables; seeds, natural plants and flowers; foodstuffs for animals, malt.

DOLE PROPRIETARY CONFIDENTIAL INFORMATION

Exhibit I

FORM OF DUO WRITTEN STATEMENT

[Date]

Duo Juice Company

[address]

Re: Security Agreement dated as of May 19, 1995 (the “Security Agreement”) between Dole Food Company, Inc. (“Dole”) and Duo Juice Company (“Duo”).

In accordance with Section 3.4 (ii) of the Security Agreement, Dole Packaged Foods, LLC (“DPF”) and Dole International Limited (“DAL” and, together with DPF, the “DIP Parties”), hereby provide notice to Duo that the trademarks or trademark applications listed on Schedule A hereto are being assigned by Dole to DPF or DAL (the “Assigned Trademarks”) and, to the extent that any of the Assigned Trademarks constitute a “Licensed Trademark” (as defined under the Trademark License Agreement dated May 19, 1995, as amended (the “Duo License”), between Dole, Tropicana Products, Inc., Duo and Duo Juice Company BV), the DAL Party that owns such Assigned Trademark (the “Applicable DAL Party”) assumes the Duo License to the extent it applies to such Assigned Trademark, and (ii) the Applicable DAL Party hereby assumes the Security Agreement to the extent it applies to such Assigned Trademark. The DAL Parties agree that the Duo License and the Security Agreement are valid, binding and enforceable in accordance with their respective terms against the DAL Parties to the extent the Duo License and the Security Agreement each applies to such Assigned Trademark.

Very truly yours,

DOLE INTERNATIONAL LIMITED

By:

Print Name:

Title:

DOLE PACKAGED FOODS, LLC

By:

Print Name:

Title:

Exhibit J

PENDING CLAIMS

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* Confidential treatment requested

Exhibit K

MATERIAL LICENSE AGREEMENTS

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Trademark License Agreement among Duo Juice Company, B.V., Duo Juice Company (wholly owned subsidiary of Tropicana) and Tropicana Products, Inc., and Dole Food Company, Inc. dated May 19, 1995

*

Trademark License Agreement between Castle & Cooke, Inc. and Dole Food Company, Inc. dated December 7, 1995, along with an implied license to sell licensed products (including candies, chocolate, chews, hard candy, cookies, coffee / tea, dried and glazed fruit, nuts, jams/preserves, pineapple dressing / ponzu dressing) online and in duty free shops in Hong Kong, Vietnam, Abu Dhabi, India, London, Tokyo and Singapore; and ABC Stores in Hawaii, Las Vegas, Guam, Saipan (unincorporated territory of the US in the Northern Mariana Island chain near Guam), Hilo Hattie stores in Hawaii and Hudson News stores in airports in California, Nevada, Chicago & New York.

*

*

*

*

Trademark License Agreement between Healthy Foods, LLC and Dole Food Company, Inc., dated November 9, 2011

*

*

* Confidential treatment requested